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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2010 through December 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                             Pioneer Bond VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2010




Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                  2

  Comparing Ongoing Portfolio Expenses                              3

  Portfolio Management Discussion                                   4

  Schedule of Investments                                           7

  Financial Statements                                             27

  Notes to Financial Statements                                    32

  Report of Independent Registered Public Accounting Firm          37

  Approval of Investment Advisory Agreement                        39

  Trustees, Officers and Service Providers                         42

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                      42.2%
U.S. Government Securities                                21.1%
Collateralized Mortgage Obligations                       16.3%
Senior Floating Rate Loans                                12.3%
Asset Backed Securities                                    5.2%
Municipal Bonds                                            1.0%
Preferred Stocks                                           0.9%
Convertible Corporate Bonds                                0.6%
Foreign Government Bonds                                   0.4%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                        2.4%
AA                                                         2.7%
A                                                         11.8%
BBB                                                       26.7%
BB                                                        12.0%
B & Lower                                                  6.4%
Commercial Paper                                           1.3%
Treasury/Agency                                           36.7%

Five Largest Holdings
(As a percentage of total long-term holdings)*

1.  Federal National Mortgage
     Association, 4.53%, 6/1/19                           1.92%
2.  U.S. Treasury Notes, 6.375%,
     8/15/27                                              0.91
3.  U.S. Treasury Notes, 4.25%,
     5/15/39                                              0.89
4.  U.S. Treasury Bonds, 6.25%,
     8/15/23                                              0.89
5.  JPMorgan Chase & Co., 7.9%,
     4/29/49                                              0.85

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/10       12/31/09
  Class I                      $11.84         $11.39
  Class II                     $11.84         $11.39

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/10 - 12/31/10           Income         Capital Gains     Capital Gains
  Class I                   $0.5833        $  -              $  -
  Class II                  $0.5538        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

             Pioneer Bond VCT       Pioneer Bond VCT        Barclays Capital
             Portfolio, Class I     Portfolio, Class II     Aggregate Bond Index
12/00        10000                  10000                   10000
             10728                  10701                   10844
12/02        11563                  11506                   11957
             11943                  11854                   12447
12/04        12363                  12240                   12987
             12687                  12530                   13303
12/06        13282                  13085                   13879
             14151                  13907                   14846
12/08        14062                  13785                   15624
             16534                  16169                   16551
12/10        18057                  17614                   17633

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2010)

--------------------------------------------------------------------------------
                        Class I             Class II*
--------------------------------------------------------------------------------
10 Years                 6.09%               5.82%
5 Years                  7.31%               7.05%
1 Year                   9.21%               8.94%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

       Share Class                                 I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/10       $1,000.00       $1,000.00
       Ending Account Value on 12/31/10        $1,033.79       $1,032.51
       Expenses Paid During Period*            $    3.18       $    4.46

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

       Share Class                                 I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/10       $1,000.00       $1,000.00
       Ending Account Value on 12/31/10        $1,022.08       $1,020.82
       Expenses Paid During Period*            $    3.16       $    4.43

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10

The bond market generated solid returns over the 12 months ended December 31, 2010, with corporate bonds and other credit-sensitive securities performing particularly well amid increasing expectations that the economy would continue to strengthen. At the same time, interest rates remained low, limiting the yields offered by high-grade securities, especially Treasuries and other government securities. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2010. Mr. Taubes, the Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer Bond VCT Portfolio Class I shares returned 9.21% at net asset value over the 12 months ended December 31, 2010, and Class II shares returned 8.94%, while the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 6.54%. Over the same period, the average return of the 40 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 8.18%. On December 31, 2010, the 30-day SEC yield of the Portfolio's Class I shares was 4.68%.

Q: What were the principal factors influencing the Portfolio's performance over the 12 months ended December 31, 2010?

A: The Portfolio's emphasis on the credit sectors, including investment-grade, high-yield and non-agency mortgage-backed securities (MBS), helped drive strong performance results for the fiscal year ended December 31, 2010. Corporate bonds and other securities carrying credit risk generated solid returns in 2010, especially early in the year when investors anticipated a robust economic rebound. Those expectations were dampened somewhat in the late spring and early summer, both because of conflicting signals about the domestic economy and because of concerns about newly disclosed sovereign debt problems in some European nations. The national debt problems raised questions about the European Union and the strength of major European banking institutions that had invested in sovereign debt issues. Greater optimism returned later in the year, however, as the U.S. Federal Reserve Board (the
   Fed) announced a new round of interventions directed at injecting additional liquidity in the financial system, and the European Central Bank and major European nations announced rescue packages for the debt-squeezed nations of Greece and Ireland. Moreover, the pace of growth in the domestic economy appeared to quicken, with growth in gross domestic product increasing from an annual rate of 1.7% for the second calendar quarter of 2010 to 2.6% for the third quarter.

   In emphasizing corporate bonds, we significantly underweighted the Portfolio to Treasuries. We believed exposure to credit risk made sense, given the healthy growth in corporate profits and the solid position of corporate balance sheets. In addition, we thought the risk of a double-dip recession, which some had feared during the summer months, had faded and that the economic recovery was likely to proceed and strengthen. We believed that yield spreads -- or yield differences between higher-quality and lower-quality bonds -- were likely to narrow, thus leading to outperformance by corporate bonds over Treasuries and government agency bonds. We focused on investing the Portfolio in investment-grade corporate bonds rated A and BBB, which together accounted for roughly 38% of Portfolio assets as of December 31, 2010. In addition, we maintained a healthy Portfolio exposure to higher-yielding,

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   below-investment-grade corporate bonds. High-yield corporate bonds accounted for 18.4% of Portfolio assets as of December 31, 2010. Both the Portfolio's investment-grade and high-yield corporate bond holdings helped drive strong performance for the 12-month period.

   In addition to de-emphasizing Treasuries, we also underweighted the Portfolio to government agency mortgages, while increasing exposure to non-agency MBS securities. The non-agency MBS, which are not part of the Barclays Index benchmark, performed quite well during the 12-month period. Overall, the reduced allocation to government securities and greater exposure to corporate bonds resulted in a Portfolio with an average credit quality rating lower than that of the Barclays Index. The overall positioning helped the Portfolio, as lower-quality securities generally outperformed higher-quality securities over the 12-month period.

Q: What types of individual investments most influenced the Portfolio's performance over the 12 months ended December 31, 2010?

A: Even though the Portfolio was underweight Treasuries, we did take positions in several longer-term Treasuries. While Treasury yields did rise late in the year, they declined for the full 12-month period overall, leading to price appreciation and outperformance by several of the Portfolio's longer-maturity Treasury investments.

   The better performers among the Portfolio's corporate bond holdings were securities of: investment bank Goldman Sachs; New York State Electric & Gas, a utility company; and GATX, a diversified company with operations in the rail, marine and industrial equipment markets. Holding back Portfolio performance results were investments in bonds issued by U.S. Bancorp, a financial services holding corporation, and Transocean, an offshore oil drilling firm. In addition, recently initiated positions in longer-term Treasuries and government agency mortgages held back Portfolio performance somewhat when interest rates rose late in the year.

Q: What is your investment outlook?

A: We retain a favorable outlook for the domestic economy and think that gross domestic product (GDP) could expand by more than 3% for 2011, especially if expanded capital spending by corporations and increased discretionary spending by consumers help broaden the reach of the economic recovery. We do not expect a dramatic improvement in private sector employment trends, although we do think we will see a slow increase in new-job creation. Inflation -- at least as reflected by the core consumer price index -- remains restrained, despite some early evidence of inflationary pressures in the commodity markets. Accordingly, we anticipate that the Fed will remain accommodative, keeping short-term interest rates low and encouraging liquidity in the financial system.

   Going forward, one risk we see to the fixed-income markets is that inflationary pressures will grow faster than the Fed expects, and that the nation's central bank may wait too long before starting to tighten monetary policy. We expect that fixed-income investors generally will continue to shun Treasuries and government agency securities, especially if the economic expansion picks up speed. Another potential risk that will bear watching will be the economic outlook in Europe, especially if more national governments start disclosing severe debt problems. That could pose problems for the European banking system as well as the European Union in general.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)
--------------------------------------------------------------------------------

Overall, we are positive about investments in domestic corporate securities. We also may look for opportunities in the municipal bond market, where many tax-advantaged bonds are selling at compelling prices relative to taxable securities.




Please refer to the Schedule of Investments on pages 7 to 26 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

            Floating      S&P/Moody's
 Principal  Rate (b)      Ratings
Amount ($)  (unaudited)   (unaudited)                                                                                   Value
                                          CONVERTIBLE CORPORATE BONDS - 0.5%
                                          Energy - 0.3%
                                          Coal & Consumable Fuels - 0.3%
  195,000                   BB-/NR        Massey Energy Co., 3.25%, 8/1/15                                        $   190,369
                                                                                                                  -----------
                                          Total Energy                                                            $   190,369
                                                                                                                  -----------
                                          Banks - 0.1%
                                          Regional Banks - 0.1%
   95,000                   A/A3          National City Corp., 4.0%, 2/1/11                                       $    95,119
                                                                                                                  -----------
                                          Total Banks                                                             $    95,119
                                                                                                                  -----------
                                          Semiconductors - 0.1%
  105,000                   A-/NR         Intel Corp., 2.95%, 12/15/35                                            $   104,606
                                                                                                                  -----------
                                          Total Semiconductors                                                    $   104,606
                                                                                                                  -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $334,756)                                                         $   390,094
                                                                                                                  -----------
   Shares
                                          PREFERRED STOCKS - 0.9%
                                          Banks - 0.5%
                                          Diversified Banks - 0.5%
      500    7.19                         US Bancorp, Floating Rate Note, 12/31/99                                $   396,437
                                                                                                                  -----------
                                          Total Banks                                                             $   396,437
                                                                                                                  -----------
                                          Insurance - 0.2%
                                          Life & Health Insurance - 0.2%
    4,800                                 Delphi Financial Group, 7.376%, 5/15/37                                 $   112,320
                                                                                                                  -----------
                                          Total Insurance                                                         $   112,320
                                                                                                                  -----------
                                          Real Estate - 0.2%
                                          Real Estate Operating Companies - 0.2%
    2,070                                 Forest City Enterprises, Inc., 7.0%, 12/31/49                           $   128,599
                                                                                                                  -----------
                                          Total Real Estate                                                       $   128,599
                                                                                                                  -----------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $563,907)                                                         $   637,356
                                                                                                                  -----------
  Principal
 Amount ($)
                                          ASSET BACKED SECURITIES - 5.1%
                                          Materials - 0.5%
                                          Steel - 0.5%
 300,000                    AAA/Aa2       First NLC Trust, 0.74719%, 9/25/35                                      $   282,149
  65,000                    AAA/Aaa       HSBC Home Equity Loan, 5.63%, 3/20/36                                        68,203
                                                                                                                  -----------
                                                                                                                  $   350,352
                                                                                                                  -----------
                                          Total Materials                                                         $   350,352
                                                                                                                  -----------
                                          Banks - 3.0%
                                          Diversified Banks - 0.1%
  87,891     0.35           AAA/Aa1       Wells Fargo Home Equity, Floating Rate Note, 4/25/37                    $    85,615
                                                                                                                  -----------
                                          Thrifts & Mortgage Finance - 2.9%
  34,976     0.66           AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35             $    31,708
  46,849                    BBB/Baa3      Citigroup Mortgage Loan Trust, 0.34606%, 1/25/37                             45,361
   8,863     0.36           AAA/Aa3       Citigroup Mortgage Loan Trust, Floating Rate Note, 10/25/36                   8,845
  76,886     0.67           AA+/Aa1       Citigroup Mortgage Loan Trust, Floating Rate Note, 7/25/35                   74,357
 190,000     0.74           AA+/A3        Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35         177,183

The accompanying notes are an integral part of these financial statements.     7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)


              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                  Value
                                          Thrifts & Mortgage Finance - (continued)
   171,972    5.07          AAA/Ba2       Countrywide Asset Backed Certificates, Floating Rate Note, 12/25/35      $   164,531
    65,000    0.65          AA+/Aa2       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35            60,291
    84,842    0.68          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35            83,949
    96,353    0.96          AA+/Aa2       Credit-Based Asset Servicing, Floating Rate Note, 5/25/50                     91,946
   102,704    5.56          AAA/A2        CRMSI 2006-2 A3, Floating Rate Note, 9/25/36                                 103,344
   166,190                  AAA/A1        FBR Securitization Trust, 2.76188%, 9/25/35                                  158,467
    36,450    0.77          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate
                                          Note, 9/24/34                                                                 34,680
     8,684    0.34          A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                           8,605
   100,000    0.79          AA+/A1        GSAA Trust, Floating Rate Note, 6/25/35                                       94,024
     3,779    0.49          AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                      3,774
    41,252    0.69          A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                      39,681
    28,430    0.36          AAA/Aaa       GSAMP Trust, Floating Rate Note, 8/25/36                                      27,945
   100,000                  AA/NR         LEAF II Receivables, 4.9%, 3/20/13                                            99,182
   130,426                  CCC+/B1       Local Insight Media Finance LLC, 5.88%, 10/23/37                              58,692
    10,538    0.30          AAA/Aaa       Morgan Stanley ABS Capital I, Floating Rate Note, 10/25/36                    10,524
    36,019    0.32          B/Ba3         Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                    34,248
   115,430                  BB-/B1        Morgan Stanley Home Equity, 0.28125%, 12/25/36                               112,696
     3,421                  A-/Caa2       Morgan Stanley Ixis Real Estate, 1.445%, 11/25/36                              3,405
   169,485    0.52          AAA/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35                 159,778
    35,167    0.37          A/Aa3         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                   34,285
   100,000    0.67          AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                 94,436
   108,405    0.50          BB/Baa1       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                               104,182
    69,957                  BB-/Ba3       Saxon Asset Securities, 0.34594%, 11/25/36                                    66,302
   100,000    0.66          AA+/Aa1       Structured Asset Investment Loans, Floating Rate Note, 5/25/35                94,433
                                                                                                                   -----------
                                                                                                                   $ 2,080,854
                                                                                                                   -----------
                                          Total Banks                                                              $ 2,166,469
                                                                                                                   -----------
                                          Diversified Financials - 1.2%
                                          Diversified Financial Services - 0.6%
    21,631    0.70          AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35               $    21,024
   100,000                  A/NR          DT Auto Owner Trust, 3.46%, 1/15/14                                          100,049
    67,400                  AA/NR         DT Auto Owner Trust, 5.92%, 10/15/15                                          67,635
    27,504    0.49          AAA/A1        JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                   25,372
   200,000    0.84          AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35                  184,388
                                                                                                                   -----------
                                                                                                                   $   398,468
                                                                                                                   -----------
                                          Specialized Finance - 0.6%
   100,000                  BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37                         $   102,625
   155,000                  BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                             158,875
    50,000    0.96          A/A2          Irwin Home Equity Co., Floating Rate Note, 4/25/30                            38,454
    28,392                  AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35                       27,615
    63,724    0.61          AAA/Aaa       New Century Home Equity Loan, Floating Rate Note, 3/25/35                     57,715
    70,000    0.63          AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                                 69,944
                                                                                                                   -----------
                                                                                                                   $   455,228
                                                                                                                   -----------
                                          Total Diversified Financials                                             $   853,696
                                                                                                                   -----------
                                          Government - 0.4%
        44                  NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                                    $        44
   250,000                  AAA/Aaa       FHR 3211 PB, 5.5%, 2/15/33                                                   269,252

8     The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                Value
                                          Government - continued
    52,512                  AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                             $    55,069
     3,317                  AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                                   3,353
                                                                                                                 -----------
                                                                                                                 $   327,718
                                                                                                                 -----------
                                          Total Government                                                       $   327,718
                                                                                                                 -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $3,647,317)                                                      $ 3,698,235
                                                                                                                 -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 16.0%
                                          Materials - 0.5%
                                          Forest Products - 0.5%
    40,000                  AA/Aa3        TSTAR 2006-1 B, 5.7467%, 10/15/36                                      $    41,831
   315,000                  AAA/Aa1       TSTAR 2006-1A A, 5.668%, 10/15/36                                          336,608
                                                                                                                 -----------
                                                                                                                 $   378,439
                                                                                                                 -----------
                                          Total Materials                                                        $   378,439
                                                                                                                 -----------
                                          Banks - 10.6%
                                          Thrifts & Mortgage Finance - 10.6%
    74,487                  AAA/Aaa       321 Henderson Receivables I, 3.82%, 12/15/48                           $    71,392
   144,000     5.75         NR/NR         American General Mortgage Loans, Floating Rate Note, 9/25/48               149,535
    44,006                  NR/Aaa        Banc of America Alternative Loans, 6.0%, 3/25/34                            44,781
    85,489                  AAA/Aaa       Banc of America Alternative Loan Trust, 5.75%, 4/25/33                      88,791
   160,843                  NR/Aaa        Banc of America Alternative Loan Trust, 5.5%, 9/25/33                      164,763
 1,008,035                  AAA/Aa1       Bayview Commercial Asset Trust, 2.65868%, 7/25/37                           96,066
    60,000                  AAA/Aa2       BCAP LLC Trust, 5.0%, 11/25/36                                              61,306
    55,637     2.58         AAA/Aaa       Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33          55,954
    37,593     3.11         AAA/A1        Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                   38,007
   184,936                  NR/Ba3        Chase Mortgage Finance Corp., 5.5%, 5/25/35                                175,882
   147,370                  CCC/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                                143,901
   134,875                  AAA/Aaa       Citigroup Commercial Mortgage, 4.639%, 5/15/43                             136,270
   105,667     4.86         A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                  99,196
   125,000     1.26         AAA/NR        Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/37                 116,323
    54,650                  AAA/Aa1       Countrywide Alternative Loan Trust, 4.25%, 4/25/34                          54,284
    65,007                  AAA/AAA       Countrywide Alternative Loan Trust, 5.0%, 7/25/18                           66,152
    86,691                  AAA/A1        Countrywide Alternative Loan Trust, 5.5%, 1/25/35                           87,233
   106,380                  AAA/Aa1       Countrywide Alternative Loan Trust, 5.5%, 4/25/34                          106,984
   132,862                  AAA/NR        Countrywide Alternative Loan Trust, 5.75%, 12/25/33                        138,593
   115,039                  B-/Ba1        Countrywide Home Loan Mortgage, 4.5%, 9/25/35                              101,136
   163,449                  AAA/Aaa       Countrywide Home Loan Mortgage Pass Through Trust, 4.867257%,
                                          12/25/33                                                                   157,220
   254,698     1.51         AAA/NR        Deutsche Mortgage Securities I, Floating Rate Note, 10/25/47               254,778
 6,500,000                  BBB/Baa2      Extended Stay America Trust, 1.165%, 1/5/16                                149,464
   159,011     0.58         AAA/Aaa       Global Mortgage Securities, Floating Rate Note, 11/25/32                   141,552
    50,000                  A/A2          GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                  48,966
   350,000                  AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41                364,899
   133,003                  AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                           142,585
    67,180     0.63         NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                               56,397
    25,048     1.06         AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34                 23,523
   110,748     0.58         AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                  95,083
   205,714                  AAA/Aa3       JPMorgan Mortgage Trust, 6.0%, 8/25/34                                     190,230
   100,000                  AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                           103,975
    48,473     4.93         AAA/Aaa       JPMMT 2004-A1 3A1, Floating Rate Note, 2/25/34                              48,966

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)


              Floating      S&P/Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                          Thrifts & Mortgage Finance - (continued)
      1,768                 AAA/Aaa       LB-UBS Commercial Mortgage, 6.51%, 12/15/26                           $     1,770
     74,047                 AAA/Aa1       Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                  71,825
     53,794                 AAA/Aaa       Master Adjustable Rate Mortgages Trust, 2.86771%, 4/21/34                  51,861
    183,141                 AAA/NR        Master Alternative Loan Trust, 5.5%, 2/25/35                              185,477
     86,128                 AA/NR         Master Alternative Loan Trust, 5.5%, 10/25/19                              86,722
    248,841                 AAA/AAA       Master Alternative Loan Trust, 6.0%, 7/25/34                              253,297
    145,226   6.73          BBB/NR        Master Seasoned Securities Trust, Floating Rate Note, 9/25/32             151,477
     41,109                 AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                              41,666
    113,990   5.44          AAA/Aaa       Merrill Lynch/Countrywide Commercial, Floating Rate Note, 3/12/11         114,363
    250,000   5.54          CCC+/B3       SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                            30,150
    531,275                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41                  547,079
    164,279                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.957%, 8/15/35                  165,492
    400,000                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                 418,759
 50,888,281                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 0.015222%, 6/15/45                74,338
    165,853                 AAA/NR        WaMu Mortgage Pass Through Certificates, 2.73272%, 1/25/35                161,660
    150,451   0.46          AAA/Caa1      WaMu Mortgage Pass Through Certificates, Floating Rate
                                          Note, 4/25/45                                                             125,982
     75,000   2.78          BB-/NR        WaMu Mortgage Pass Through Certificates, Floating Rate
                                          Note, 8/25/35                                                              69,342
    100,000                 AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                         101,854
    198,916                 NR/Aaa        Wells Fargo Commercial Mortgage Trust, 3.349%, 10/15/57                   199,300
    114,927                 AAA/A1        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/36                    114,873
    111,298                 NR/B2         Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                     111,089
    134,634                 AAA/NR        Wells Fargo Mortgage Backed Securities, 5.25%, 8/25/33                    139,365
    124,806                 AAA/Baa1      Wells Fargo Mortgage Backed Securities, 5.5%, 5/25/35                     125,730
    180,638                 NR/B1         Wells Fargo Mortgage Backed Securities, 5.75%, 3/25/36                    178,831
     49,096   2.85          AAA/Aa1       Wells Fargo Mortgage Backed Securities, Floating Rate
                                          Note, 10/25/34                                                             48,678
     47,987   2.94          AAA/Aa1       Wells Fargo Mortgage Backed Securities, Floating Rate
                                          Note, 10/25/35                                                             46,915
    111,180   5.64          A-/NR         Wells Fargo Mortgage Backed Securities, Floating Rate
                                          Note, 4/25/36                                                             109,769
    131,417   4.77          AAA/Aaa       WFMBS 2004-L A6, Floating Rate Note, 7/25/34                              132,049
                                                                                                                -----------
                                                                                                                $ 7,633,900
                                                                                                                -----------
                                          Total Banks                                                           $ 7,633,900
                                                                                                                -----------
                                          Diversified Financials - 4.6%
                                          Asset Management & Custody Banks - 0.1%
     70,429   5.35          NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37                    $    69,175
                                                                                                                -----------
                                          Consumer Finance - 0.1%
     83,441                 AAA/Aaa       GMAC Mortgage Corp. Loan Trust, 5.5%, 11/25/33                        $    86,970
                                                                                                                -----------
                                          Diversified Financial Services - 3.9%
    176,530                 AAA/Ba1       Banc of America Mortgage Securities, Inc., 4.75%, 10/25/20            $   169,864
    203,941                 AAA/NR        Banc of America Mortgage Securities, Inc., 5.0%, 8/25/33                  203,954
    112,601                 AA-/NR        Banc of America Mortgage Securities, Inc., 5.5%, 11/25/34                 116,312
     58,570                 AAA/NR        Banc of America Mortgage Securities, Inc., 5.75%, 1/25/35                  60,625
    238,810   3.22          NR/Aaa        Banc of America Mortgage Securities, Inc., Floating Rate
                                          Note, 11/25/33                                                            231,524

10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                            Value
                                          Diversified Financial Services - (continued)
   138,399    2.94          NR/Ba3        Banc of America Mortgage Securities, Inc., Floating Rate
                                          Note, 5/25/35                                                      $   136,677
   143,029    2.75          AAA/Aaa       Banc of America Mortgage Securities, Inc., Floating Rate
                                          Note, 6/25/34                                                          134,434
   119,401    2.92          AAA/Aaa       Banc of America Mortgage Securities, Inc., Floating Rate
                                          Note, 7/25/33                                                          116,866
    88,966                  NR/A2         Citicorp Mortgage Securities, Inc., 5.5%, 3/25/35                       91,423
    89,855                  NR/B1         CMSI 2006-1 3A1, 5.0%, 2/25/36                                          89,522
   131,281                  CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                         110,334
    99,985    3.75          NR/NR         La Hipotecaria SA, Floating Rate Note, 9/8/39                          101,735
     9,541                  AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                  9,744
   156,398    5.50          AAA/Baa1      RALI 2004-QS16 1A1, Floating Rate Note, 12/25/34                       153,675
   158,399                  NR/Aaa        Residential Accredit Loans, Inc., 5.0%, 8/25/18                        158,590
   356,660    0.81          AAA/Aa2       Residential Accredit Loans, Inc., Floating Rate Note, 10/25/17         349,015
   106,620                  AAA/A1        Residential Accredit, 4.5%, 4/25/34                                    105,175
   314,499                  NR/Aaa        Residential Accredit, 5.0%, 5/25/19                                    322,496
   147,469    0.81          AAA/Aa2       Residential Accredit, Floating Rate Note, 1/25/34                      138,746
                                                                                                             -----------
                                                                                                             $ 2,800,711
                                                                                                             -----------
                                          Investment Banking & Brokerage - 0.4%
   160,000                  AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42         $   169,462
   110,000                  AA/NR         Bear Stearns Commercial Mortgage Securities, 6.63%, 2/15/35            110,602
                                                                                                             -----------
                                                                                                             $   280,064
                                                                                                             -----------
                                          Specialized Finance - 0.1%
    52,276                  AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                           $    53,280
                                                                                                             -----------
                                          Total Diversified Financials                                       $ 3,290,200
                                                                                                             -----------
                                          Real Estate - 0.3%
                                          Mortgage Real Estate Investment Trusts - 0.3%
    58,333                  AAA/Aaa       Credit Suisse First Boston Mortgage Securities, 6.51%, 2/15/34     $    58,304
    30,659                  AA/Aa2        Credit Suisse First Boston Mortgage Securities, 7.0%, 5/25/32           19,520
   132,146    1.61          AA+/Aa2       Credit Suisse First Boston Mortgage Securities, Floating Rate
                                          Note, 12/25/33                                                         125,748
                                                                                                             -----------
                                                                                                             $   203,572
                                                                                                             -----------
                                          Total Real Estate                                                  $   203,572
                                                                                                             -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $11,536,762)                                                 $11,506,111
                                                                                                             -----------
                                          CORPORATE BONDS - 41.5%
                                          Energy - 5.2%
                                          Integrated Oil & Gas - 0.4%
    60,000                  BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                                  $    68,029
   215,000                  BBB+/Baa2     Petro-Canada, 4.0%, 7/15/13                                            226,227
                                                                                                             -----------
                                                                                                             $   294,256
                                                                                                             -----------
                                          Oil & Gas Drilling - 0.1%
    50,000                  BBB-/Ba1      Pride International, 6.875%, 8/15/20                               $    51,875
                                                                                                             -----------
                                          Oil & Gas Equipment & Services - 0.5%
   100,000    3.44          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)               $    85,500
   195,000                  BBB/Baa2      Weatherford International, Ltd., 9.625%, 3/1/19                        250,221
                                                                                                             -----------
                                                                                                             $   335,721
                                                                                                             -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
                                          Oil & Gas Exploration & Production - 0.7%
   135,000                  BBB/Baa1      Canadian Natural Resource, 5.9%, 2/1/18           $   153,752
    60,000                  BB/Ba3        Chesapeake Energy Corp., 9.5%, 2/15/15                 67,650
   107,245                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20              113,948
   100,000                  BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)             106,250
    65,000                  BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)           $    72,069
                                                                                            -----------
                                                                                            $   513,669
                                                                                            -----------
                                          Oil & Gas Refining & Marketing - 1.4%
   125,000                  B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15           $   123,750
   375,000                  A/A2          Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)         420,642
   200,000                  BBB/Baa2      Spectra Energy Capital, 6.2%, 4/15/18                 222,133
   210,000                  BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                  260,669
                                                                                            -----------
                                                                                            $ 1,027,194
                                                                                            -----------
                                          Oil & Gas Storage & Transportation - 2.1%
    50,000                  BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17             $    53,123
    90,000                  BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                    99,327
   220,000                  BBB/Baa2      DCP Midstream, 9.75%, 3/15/19                         284,310
   250,000                  BBB/Baa2      Kinder Morgan Energy, 5.95%, 2/15/18                  275,329
   250,000                  BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17          274,494
   265,000                  A/A3          Questar Pipeline Co., 5.83%, 2/1/18                   292,825
   105,000                  BB/Ba1        Southern Union Co., 7.2%, 11/1/66                      96,731
    50,000                  BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18             55,179
   110,000                  BB+/Baa3      Williams Cos., Inc., 7.75%, 6/15/31                   124,065
                                                                                            -----------
                                                                                            $ 1,555,383
                                                                                            -----------
                                          Total Energy                                      $ 3,778,098
                                                                                            -----------
                                          Materials - 2.7%
                                          Aluminum - 0.2%
   150,000                  BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                       $   154,035
                                                                                            -----------
                                          Construction Materials - 0.3%
   230,000                  BBB/Baa2      Holcim, Ltd., 6.0%, 12/30/19 (144A)               $   238,842
                                                                                            -----------
                                          Diversified Metals & Mining - 0.4%
   185,000                  BBB-/Baa3     AngloGold Ashanti Holdings, 5.375%, 4/15/20       $   192,400
    69,000                  BBB/Baa2      Teck Resources, Ltd., 10.25%, 5/15/16                  85,388
                                                                                            -----------
                                                                                            $   277,788
                                                                                            -----------
                                          Fertilizers & Agricultural Chemicals - 0.8%
   200,000                  BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                      $   228,545
   100,000                  BB+/B1        CF Industries Holdings, Inc., 6.875%, 5/1/18          107,000
   220,000                  A-/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13             234,259
                                                                                            -----------
                                                                                            $   569,804
                                                                                            -----------
                                          Paper Products - 0.1%
    80,000                  BBB/Ba2       Georgia-Pacific LLC, 5.4%, 11/1/20                $    79,094
                                                                                            -----------
                                          Specialty Chemicals - 0.3%
   155,000                  BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17             $   188,464
                                                                                            -----------
                                          Steel - 0.6%
   260,000                  BBB-/Baa3     ArcelorMittal, 6.125%, 6/1/18                     $   277,027
   175,000                  BBB-/Baa3     Commercial Metals Co., 7.35%, 8/15/18                 178,048
                                                                                            -----------
                                                                                            $   455,075
                                                                                            -----------
                                          Total Materials                                   $ 1,963,102
                                                                                            -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                 Value
                                          Capital Goods - 3.6%
                                          Aerospace & Defense - 0.2%
   115,000                  BB/Ba3        Esterline Tech, 6.625%, 3/1/17                          $   116,150
                                                                                                  -----------
                                          Building Products - 0.6%
   220,000    6.72          B-/BBB-       C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49     $   153,499
   260,000                  BBB/Ba2       MASCO Corp., 7.125%, 3/15/20                                271,993
                                                                                                  -----------
                                                                                                  $   425,492
                                                                                                  -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.1%
    65,000                  BBB+/Baa2     Cummins, Inc., 6.75%, 2/15/27                           $    67,793
                                                                                                  -----------
                                          Electrical Components & Equipment - 0.6%
   205,000                  BB/Ba2        Anixter International Corp., 5.95%, 3/1/15              $   205,256
   195,000                  B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                             197,438
                                                                                                  -----------
                                                                                                  $   402,694
                                                                                                  -----------
                                          Industrial Conglomerates - 0.8%
   250,000                  A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                     $   269,720
   215,000                  BBB/Baa2      Tyco Electronics Group SA, 6.55%, 10/1/17                   244,329
    40,000                  A-/Baa1       Tyco International Finance SA, 8.5%, 1/15/19                 51,199
                                                                                                  -----------
                                                                                                  $   565,248
                                                                                                  -----------
                                          Industrial Machinery - 0.4%
   160,000                  BBB+/Baa1     Ingersoll-Rand Global Holdings, 9.5%, 4/15/14           $   192,754
   120,000                  BBB-/Ba1      Valmont Industries, Inc., 6.625%, 4/20/20                   124,834
                                                                                                  -----------
                                                                                                  $   317,588
                                                                                                  -----------
                                          Trading Companies & Distributors - 0.9%
    50,000                  BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)               $    53,500
   340,000                  BBB/Baa1      GATX Financial Corp., 6.0%, 2/15/18                         362,890
   210,000                  BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                  221,928
                                                                                                  -----------
                                                                                                  $   638,318
                                                                                                  -----------
                                          Total Capital Goods                                     $ 2,533,283
                                                                                                  -----------
                                          Commercial Services & Supplies - 0.3%
                                          Office Services & Supplies - 0.3%
   225,000                  BBB+/A2       Pitney Bowes, Inc., 5.6%, 3/15/18                       $   232,589
                                                                                                  -----------
                                          Total Commercial Services & Supplies                    $   232,589
                                                                                                  -----------
                                          Transportation - 0.2%
                                          Railroads - 0.2%
   135,000                  BBB+/A3       Burlington Northern Santa Fe Corp., 5.75%, 3/15/18      $   152,111
                                                                                                  -----------
                                          Total Transportation                                    $   152,111
                                                                                                  -----------
                                          Automobiles & Components - 0.1%
                                          Automobile Manufacturers - 0.1%
    50,000                  BBB+/Baa2     Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)     $    51,917
                                                                                                  -----------
                                          Total Automobiles & Components                          $    51,917
                                                                                                  -----------
                                          Consumer Durables & Apparel - 0.4%
                                          Household Appliances - 0.4%
   255,000                  BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                           $   270,819
                                                                                                  -----------
                                          Total Consumer Durables & Apparel                       $   270,819
                                                                                                  -----------
                                          Consumer Services - 0.6%
                                          Education Services - 0.6%
   165,000                  AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19        $   177,182

The accompanying notes are an integral part of these financial statements.    13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                       Value
                                          Education Services - (continued)
   150,000                  AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                  $   158,909
   105,000                  AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37                     113,582
                                                                                                        -----------
                                                                                                        $   449,673
                                                                                                        -----------
                                          Total Consumer Services                                       $   449,673
                                                                                                        -----------
                                          Media - 0.6%
                                          Broadcasting - 0.3%
   165,000                  BBB+/Baa1     Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                       $   181,513
                                                                                                        -----------
                                          Cable & Satellite - 0.3%
   100,000                  BBB+/Baa1     British Sky Broadcasting, 6.1%, 2/15/18 (144A)                $   111,551
    50,000                  BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                             62,109
    35,000                  BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19                            44,536
                                                                                                        -----------
                                                                                                        $   218,196
                                                                                                        -----------
                                          Total Media                                                   $   399,709
                                                                                                        -----------
                                          Food & Drug Retailing - 0.1%
                                          Drug Retail - 0.1%
    90,000                  BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/31/33                       $    89,251
                                                                                                        -----------
                                          Total Food & Drug Retailing                                   $    89,251
                                                                                                        -----------
                                          Food, Beverage & Tobacco - 1.3%
                                          Agricultural Products - 0.4%
   310,000                  BBB-/Ba1      Viterra, Inc., 5.95%, 8/1/20                                  $   295,786
                                                                                                        -----------
                                          Brewers - 0.4%
   280,000                  BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)                      $   303,911
                                                                                                        -----------
                                          Packaged Foods & Meats - 0.4%
   235,000                  BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40                               $   263,348
                                                                                                        -----------
                                          Tobacco - 0.1%
   100,000                  BBB/WD        UST, Inc., 5.75%, 3/1/18                                      $   106,795
                                                                                                        -----------
                                          Total Food, Beverage & Tobacco                                $   969,840
                                                                                                        -----------
                                          Pharmaceuticals & Biotechnology - 0.6%
                                          Biotechnology - 0.4%
   235,000                  BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                               $   253,824
                                                                                                        -----------
                                          Life Sciences Tools & Services - 0.2%
   135,000                  BBB-/Baa3     Agilent Technologies, Inc., 6.5%, 11/1/17                     $   149,627
                                                                                                        -----------
                                          Total Pharmaceuticals & Biotechnology                         $   403,451
                                                                                                        -----------
                                          Banks - 4.9%
                                          Diversified Banks - 1.1%
   220,000                  A/Baa1        Barclays Plc, 6.05%, 12/4/17                                  $   225,677
   250,000                  AA-/Aa3       BNP Paribas, 1.34438%, 4/27/17                                    240,798
   200,000                  A-/A3         Credit Agricole SA, 8.375%, 12/13/49                              205,500
   125,000    3.05          A-/NR         Scotiabank Peru SA, Floating Rate Note, 3/15/17 (144A)            125,450
                                                                                                        -----------
                                                                                                        $   797,425
                                                                                                        -----------
                                          Regional Banks - 3.8%
   250,000                  BBB+/A2       American Express Bank FSB, 5.5%, 4/16/13                      $   269,448
   150,000                  BBB+/Baa1     KeyBank NA, 5.8%, 7/1/14                                          160,727
   150,000                  BBB+/Baa1     Keycorp, 6.5%, 5/14/13                                            162,857
   145,000                  A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                              157,657
   250,000                  A/A3          PNC Bank NA, 6.0%, 12/7/17                                        271,918
   250,000    8.25          BBB/Baa3      PNC Financial Services Group, Floating Rate Note, 5/29/49         266,573

14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                          Regional Banks - (continued)
   100,000    8.70          BBB/Baa3      PNC Preferred Funding Trust III, Floating Rate Note, 3/29/49     $   106,177
   250,000                  A-/Baa1       Sovereign Bancorp, 8.75%, 5/30/18                                    272,611
   490,000                  BBB+/Baa1     State Street Capital, 8.25%, 3/15/42                                 497,840
   210,000                  AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                                     232,988
   350,000    7.70          A-/Baa3       Wells Fargo & Co., Floating Rate Note, 12/29/49                      361,813
                                                                                                           -----------
                                                                                                           $ 2,760,609
                                                                                                           -----------
                                          Total Banks                                                      $ 3,558,034
                                                                                                           -----------
                                          Diversified Financials - 8.0%
                                          Asset Management & Custody Banks - 0.3%
   205,000                  A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                                 $   232,388
                                                                                                           -----------
                                          Consumer Finance - 2.0%
   335,000                  B/B3          American General Finance, 6.9%, 12/15/17                         $   270,513
   205,000                  A+/A1         American Honda Finance, 6.7%, 10/1/13 (144A)                         231,922
   285,000                  BB/Baa3       Capital One Capital VI, 8.875%, 5/15/40                              296,756
   200,000                  A/A2          Caterpillar Financial, 7.05%, 10/1/18                                241,927
   415,000    4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                               376,886
                                                                                                           -----------
                                                                                                           $ 1,418,004
                                                                                                           -----------
                                          Diversified Financial Services - 1.7%
   225,000                  BBB/Baa2      Alterra Finance LLC, 6.25%, 9/30/20                              $   223,398
   180,000                  NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20                             172,995
   200,000                  BBB+/Baa2     Hyundai Capital Services, Inc., 6.0%, 5/5/15                         216,493
   565,000                  BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                                  600,589
    20,169                  BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                   20,180
                                                                                                           -----------
                                                                                                           $ 1,233,655
                                                                                                           -----------
                                          Investment Banking & Brokerage - 2.6%
   100,000                  BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                     $   106,656
   665,000    5.79          BBB-/Baa2     Goldman Sachs Capital, Floating Rate Note, 12/29/49                  563,582
   200,000                  BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                               207,854
   190,000                  A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                                 190,744
   185,000                  A/A2          Morgan Stanley Dean Witter, 5.5%, 1/26/20                            186,485
   190,000                  A/A2          Morgan Stanley Dean Witter, 6.625%, 4/1/18                           206,106
   400,000                  BBB+/Baa1     TD Ameritrade Holding Corp., 5.6%, 12/1/19                           418,883
                                                                                                           -----------
                                                                                                           $ 1,880,310
                                                                                                           -----------
                                          Specialized Finance - 1.4%
   295,000                  BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                           $   303,798
   180,000                  A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                        198,814
   500,000                  AA+/Aaa       Private Export Funding Corp., 4.375%, 3/15/19                        533,325
                                                                                                           -----------
                                                                                                           $ 1,035,937
                                                                                                           -----------
                                          Total Diversified Financials                                     $ 5,800,294
                                                                                                           -----------
                                          Insurance - 3.7%
                                          Insurance Brokers - 0.2%
   115,000                  BB+/B1        Leucadia National, 7.125%, 3/15/17 (144A)                        $   118,450
                                                                                                           -----------
                                          Life & Health Insurance - 1.7%
    75,000                  BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                    $    80,123
   210,000                  BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                               193,725
   110,000                  A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                                137,593
   270,000                  BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                        361,800
   270,000                  A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                              292,308

The accompanying notes are an integral part of these financial statements.    15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                      Value
                                          Life & Health Insurance - (continued)
   180,000                  A/Baa2        Prudential Financial, 5.15%, 1/15/13                         $   191,987
                                                                                                       -----------
                                                                                                       $ 1,257,536
                                                                                                       -----------
                                          Multi-Line Insurance - 0.7%
    40,000                  BBB/Baa3      Genworth Financial, Inc., 7.2%, 2/15/21                      $    40,945
   275,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                       247,022
   100,000                  BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                       109,355
    65,000    10.75         BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          78,650
                                                                                                       -----------
                                                                                                       $   475,972
                                                                                                       -----------
                                          Property & Casualty Insurance - 0.6%
   365,000                  BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                    $   365,834
    50,000                  BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                   52,688
                                                                                                       -----------
                                                                                                       $   418,522
                                                                                                       -----------
                                          Reinsurance - 0.5%
   370,000                  BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17                       $   384,907
                                                                                                       -----------
                                          Total Insurance                                              $ 2,655,387
                                                                                                       -----------
                                          Real Estate - 3.7%
                                          Diversified Real Estate Activities - 0.4%
   270,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18                             $   310,600
                                                                                                       -----------
                                          Diversified Real Estate Investment Trusts - 0.7%
   325,000                  BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                    $   358,805
   110,000                  BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15 (144A)                    110,677
    45,000                  BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                           45,781
                                                                                                       -----------
                                                                                                       $   515,263
                                                                                                       -----------
                                          Office Real Estate Investment Trusts - 0.2%
    50,000                  BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                         $    52,372
   100,000                  BBB/Baa2      Mack-Cali Realty LP, 5.125%, 2/15/14                             105,625
                                                                                                       -----------
                                                                                                       $   157,997
                                                                                                       -----------
                                          Real Estate Operating Companies - 0.3%
   250,000                  B-/B3         Forest City Enterprises, 6.5%, 2/1/17                        $   217,500
                                                                                                       -----------
                                          Retail Real Estate Investment Trusts - 0.3%
   205,000                  BB/Baa3       Developers Diversified Realty, 7.5%, 4/1/17                  $   229,004
                                                                                                       -----------
                                          Specialized Real Estate Investment Trusts - 1.8%
   260,000                  BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                            $   284,663
   150,000                  BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                     161,767
   325,000                  BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                    359,480
   280,000                  BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                  295,750
   145,000                  BBB-/Baa3     Ventas Realty LP/V, 6.5%, 6/1/16                                 150,793
                                                                                                       -----------
                                                                                                       $ 1,252,453
                                                                                                       -----------
                                          Total Real Estate                                            $ 2,682,817
                                                                                                       -----------
                                          Software & Services - 0.5%
                                          Data Processing & Outsourced Services - 0.1%
    22,000                  B-/Caa1       First Data Corp., 12.625%, 1/15/21                           $    21,010
    22,000                  B-/Caa1       First Data Corp., 8.25%, 1/15/21                                  21,120
     6,000                  B-/Caa1       First Data Corp., 9.875%, 9/24/15                                  5,715
                                                                                                       -----------
                                                                                                       $    47,845
                                                                                                       -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                   Value
                                          Internet Software & Services - 0.4%
   250,000                  NR/Ba2        GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)             $   258,423
                                                                                                    -----------
                                          Total Software & Services                                 $   306,268
                                                                                                    -----------
                                          Technology Hardware & Equipment - 0.1%
                                          Communications Equipment - 0.1%
    30,000                  BBB-/Ba2      Brocade Communications Systems, 6.625%, 1/15/18           $    31,575
    30,000                  BBB-/Ba2      Brocade Communications Systems, 6.875, 1/15/20                 31,950
                                                                                                    -----------
                                                                                                    $    63,525
                                                                                                    -----------
                                          Total Technology Hardware & Equipment                     $    63,525
                                                                                                    -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
   200,000                  BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                      $   220,001
                                                                                                    -----------
                                          Total Semiconductors                                      $   220,001
                                                                                                    -----------
                                          Telecommunication Services - 0.2%
                                          Integrated Telecommunications Services - 0.2%
   155,000                  BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                              $   171,416
                                                                                                    -----------
                                          Total Telecommunication Services                          $   171,416
                                                                                                    -----------
                                          Utilities - 4.4%
                                          Electric Utilities - 2.7%
   100,000                  BBB+/A3       CenterPoint Energy Houston Electric LLC, 7.0%, 3/1/14     $   114,367
    30,000                  A-/Baa1       Commonwealth Edison, 6.15%, 9/15/17                            34,220
    85,588                  BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                   85,523
   215,000                  A-/A2         Enel Finance International SA, 5.125%, 10/7/19 (144A)         213,070
    78,172                  B+/Ba2        FPL Energy National Wind, 6.125%, 3/25/19 (144A)               74,201
   104,640                  B+/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               101,632
   200,000                  BBB-/Baa2     Israel Electric Corp. Ltd., 7.25%, 1/15/19 (144A)             220,109
    60,000                  BBB/Baa3      Nevada Power Co., 6.5%, 8/1/18                                 69,278
   465,000                  BBB+/Baa2     NY State Gas and Electric, 6.15%, 12/15/17 (144A)             500,181
    37,645                  NR/WD         Orcal Geothermal, 6.21%, 12/30/20 (144A)                       35,759
   185,000                  BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                  207,913
   225,000                  BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                          248,057
                                                                                                    -----------
                                                                                                    $ 1,904,310
                                                                                                    -----------
                                          Gas Utilities - 0.3%
   255,000                  A+/Aa3        Nakilat, Inc., 6.267%, 12/31/33 (144A)                    $   242,105
                                                                                                    -----------
                                          Independent Power Producer & Energy Traders - 1.2%
   348,185                  NR/B1         Coso Geothermal Power Holdings, 7.0%, 7/15/26 (144A)      $   301,250
   235,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                    249,100
   140,000                  BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/20/21 (144A)              142,013
   157,548                  BBB-/Baa3     Panoche Energy Center LLC, 6.88%, 7/31/29 (144A)              162,562
                                                                                                    -----------
                                                                                                    $   854,925
                                                                                                    -----------
                                          Multi-Utilities - 0.2%
   160,000                  BB/Ba2        NSG Holdings, Inc., 7.75%, 12/15/25                       $   148,800
                                                                                                    -----------
                                          Total Utilities                                           $ 3,150,140
                                                                                                    -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $27,224,307)                                        $29,901,725
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                  Value
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.7%
    51,994                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21          $    55,186
   100,013                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33               107,455
    19,522                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32               21,455
    33,150                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                36,276
   158,250                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 11/1/32              173,915
    70,028                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 12/1/32               76,960
    19,366                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 12/1/36               21,047
    73,058                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                80,291
   272,628                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 3/1/33               299,615
    72,174                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5% 4/1/32                 81,153
    19,718                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                22,171
    42,242                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 10/1/31               47,497
    13,605                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                15,298
       812                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 3/1/11                   821
     5,992                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                 6,737
    10,060                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                11,311
    24,519                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                27,569
    54,476                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 10/1/46               60,986
     6,278                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                 7,150
     7,430                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                 8,457
     1,185                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                 1,350
    11,946                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                13,605
     8,952                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                 9,742
    24,433                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                26,588
    10,845                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                12,448
 1,300,000                  AAA/Aaa       Federal National Mortgage Association, 4.53%, 6/1/19       1,356,759
    86,829                  AAA/Aaa       Federal National Mortgage Association, 5.0%, 7/1/19           92,947
    85,189                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 12/1/34          91,737
   352,536                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 2/1/18          383,586
     7,509                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 2/1/33            8,045
    93,321                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18          100,627
   162,274                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 4/1/18          177,111
    83,276                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 6/1/33           91,737
   189,207                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 7/1/23          204,870
   269,909                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17          291,038
   120,644                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/33          130,042
   117,182                  AAA/Aaa       Federal National Mortgage Association, 5.9% 7/1/28           129,452
    21,165                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 1/1/29           23,216
    16,799                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 10/1/32          18,506
   170,295                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 11/1/32         187,597
     1,853                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11           1,869
    27,671                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31          30,483
    47,159                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 4/1/33           51,951
    13,747                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 6/1/15           14,626
    58,752                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 6/1/33           64,721
    81,243                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 7/1/34           89,397
    29,791                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 7/1/38           32,408
    40,520                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 9/1/29           44,637
    42,899                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 9/1/34           47,056
    24,481                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 1/1/29           27,527

18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                         Value
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
    18,658                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 1/1/32             $    20,980
    24,189                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 10/1/31                 27,199
    10,970                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 11/1/28                 12,335
    11,508                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 2/1/32                  12,939
    60,338                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 3/1/32                  67,845
    33,283                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 4/1/32                  37,424
    12,986                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21                  14,296
    78,024                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/34                  87,586
    65,578                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 8/1/32                  73,735
     5,840                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 9/1/32                   6,567
     1,084                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 1/1/29                   1,234
    10,158                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 1/1/32                  11,568
     3,704                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12                   3,782
     4,585                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 7/1/31                   5,224
     8,673                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 8/1/19                   9,839
    13,948                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/18                  15,747
    22,801                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/30                  25,945
     5,781                  AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                   6,634
    17,572                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 10/1/30                 19,653
    23,776                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29                  27,449
     7,341                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/30                   8,484
    60,851                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 3/1/31                  70,326
     2,638                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 4/1/30                   3,051
     2,362                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 5/1/31                   2,732
     9,746                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 7/1/30                  11,271
    10,414                  AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                  11,884
    45,850                  AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29            50,623
   119,914                  AAA/Aaa       Government National Mortgage Association II, 5.0%, 12/20/18         127,816
   340,136                  AAA/Aaa       Government National Mortgage Association II, 5.5%, 11/20/34         367,863
   141,599                  AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28          155,642
   239,557                  AAA/Aaa       Government National Mortgage Association II, 6.0%, 10/20/34         264,510
    67,035                  AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33          74,004
    23,374                  AAA/Aaa       Government National Mortgage Association II, 6.0%, 12/20/18          25,325
    60,900                  AAA/Aaa       Government National Mortgage Association II, 6.0%, 7/20/19           65,981
    10,533                  AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28           11,917
     4,770                  AAA/Aaa       Government National Mortgage Association II, 7.0%, 1/20/31            5,448
    25,415                  AAA/Aaa       Government National Mortgage Association II, 7.0%, 2/20/29           29,004
    14,374                  AAA/Aaa       Government National Mortgage Association II, 7.0%, 5/20/26           16,376
   308,672                  AAA/Aaa       Government National Mortgage Association, 4.5%, 12/15/18            328,494
    71,343                  AAA/Aaa       Government National Mortgage Association, 4.5%, 4/15/20              75,843
    53,982                  AAA/Aaa       Government National Mortgage Association, 5.0%, 1/20/20              57,555
    84,033                  AAA/Aaa       Government National Mortgage Association, 5.0%, 11/20/19             89,595
   153,027                  AAA/Aaa       Government National Mortgage Association, 5.0%, 5/15/19             164,034
    84,199                  AAA/Aaa       Government National Mortgage Association, 5.0%, 7/15/17              89,777
    86,495                  AAA/Aaa       Government National Mortgage Association, 5.0%, 7/15/19              92,685
    75,100                  AAA/Aaa       Government National Mortgage Association, 5.0%, 9/15/33              80,153
   235,552                  AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/33            255,904
    96,487                  AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/34            104,794
    55,446                  AAA/Aaa       Government National Mortgage Association, 5.5%, 3/15/33              60,237
    85,161                  AAA/Aaa       Government National Mortgage Association, 5.5%, 4/15/33              92,519

The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                       Value
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
   122,070                  AAA/Aaa       Government National Mortgage Association, 5.5%, 6/15/17       $   132,141
    77,689                  AAA/Aaa       Government National Mortgage Association, 5.5%, 7/15/33            84,402
   138,417                  AAA/Aaa       Government National Mortgage Association, 5.5%, 8/15/33           150,377
    50,444                  AAA/Aaa       Government National Mortgage Association, 5.72%, 1/15/29           55,265
    88,959                  AAA/Aaa       Government National Mortgage Association, 5.72%, 10/15/29          97,461
   151,938                  AAA/Aaa       Government National Mortgage Association, 6.0%, 1/15/33           168,683
    90,979                  AAA/Aaa       Government National Mortgage Association, 6.0%, 10/15/32          100,451
   160,176                  AAA/Aaa       Government National Mortgage Association, 6.0%, 11/15/32          178,554
   111,133                  AAA/Aaa       Government National Mortgage Association, 6.0%, 12/15/32          124,749
    72,692                  AAA/Aaa       Government National Mortgage Association, 6.0%, 12/15/33           80,828
    92,806                  AAA/Aaa       Government National Mortgage Association, 6.0%, 2/15/18           101,246
   117,353                  AAA/Aaa       Government National Mortgage Association, 6.0%, 3/15/34           131,551
     1,653                  AAA/Aaa       Government National Mortgage Association, 6.0%, 4/15/14             1,800
    63,022                  AAA/Aaa       Government National Mortgage Association, 6.0%, 4/15/28            69,662
    36,728                  AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17            40,039
    29,549                  AAA/Aaa       Government National Mortgage Association, 6.0%, 6/20/16            32,000
   131,217                  AAA/Aaa       Government National Mortgage Association, 6.0%, 7/15/23           144,646
     7,065                  AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/13             7,468
    46,284                  AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/19            50,304
   133,928                  AAA/Aaa       Government National Mortgage Association, 6.0%, 8/15/34           149,292
    48,864                  AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/32            53,951
   203,407                  AAA/Aaa       Government National Mortgage Association, 6.0%, 9/15/34           226,109
    22,252                  AAA/Aaa       Government National Mortgage Association, 6.5%, 10/15/31           25,263
    19,577                  AAA/Aaa       Government National Mortgage Association, 6.5%, 12/15/31           22,227
     9,285                  AAA/Aaa       Government National Mortgage Association, 6.5%, 12/15/31           10,541
    90,981                  AAA/Aaa       Government National Mortgage Association, 6.5%, 12/15/32          103,293
    13,947                  AAA/Aaa       Government National Mortgage Association, 6.5%, 12/20/28           15,780
     8,237                  AAA/Aaa       Government National Mortgage Association, 6.5%, 2/15/29             9,351
     8,348                  AAA/Aaa       Government National Mortgage Association, 6.5%, 2/15/32             9,559
     6,400                  AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/26             7,257
    46,326                  AAA/Aaa       Government National Mortgage Association, 6.5%, 4/15/17            50,669
    18,865                  AAA/Aaa       Government National Mortgage Association, 6.5%, 4/15/32            21,418
    74,426                  AAA/Aaa       Government National Mortgage Association, 6.5%, 5/15/29            84,507
    13,886                  AAA/Aaa       Government National Mortgage Association, 6.5%, 5/15/31            15,765
    11,669                  AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/17            12,762
    33,762                  AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/28            38,339
     7,879                  AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/29             8,945
    36,732                  AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/31            41,703
    30,115                  AAA/Aaa       Government National Mortgage Association, 6.5%, 6/15/32            34,191
    33,886                  AAA/Aaa       Government National Mortgage Association, 6.5%, 7/15/31            38,472
    23,072                  AAA/Aaa       Government National Mortgage Association, 6.5%, 7/15/32            26,195
    13,232                  AAA/Aaa       Government National Mortgage Association, 6.5%, 9/15/31            15,022
     9,413                  AAA/Aaa       Government National Mortgage Association, 6.5%, 9/20/31            10,649
     7,602                  AAA/Aaa       Government National Mortgage Association, 7.0%, 1/15/26             8,699
     9,022                  AAA/Aaa       Government National Mortgage Association, 7.0%, 1/15/29            10,341
    17,747                  AAA/Aaa       Government National Mortgage Association, 7.0%, 11/15/28           20,333
    10,409                  AAA/Aaa       Government National Mortgage Association, 7.0%, 11/15/30           11,935
     2,090                  AAA/Aaa       Government National Mortgage Association, 7.0%, 12/15/30            2,397
    23,100                  AAA/Aaa       Government National Mortgage Association, 7.0%, 2/15/28            26,465
     3,756                  AAA/Aaa       Government National Mortgage Association, 7.0%, 2/15/31             4,309

20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                          U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
    19,830                  AAA/Aaa       Government National Mortgage Association, 7.0%, 4/15/28          $    22,720
     9,593                  AAA/Aaa       Government National Mortgage Association, 7.0%, 4/15/28               10,990
     6,681                  AAA/Aaa       Government National Mortgage Association, 7.0%, 5/15/31                7,665
    45,379                  AAA/Aaa       Government National Mortgage Association, 7.0%, 5/15/32               51,965
    14,821                  AAA/Aaa       Government National Mortgage Association, 7.0%, 6/15/29               16,988
    28,421                  AAA/Aaa       Government National Mortgage Association, 7.0%, 7/15/26               32,522
    16,482                  AAA/Aaa       Government National Mortgage Association, 7.0%, 7/15/29               18,634
     8,722                  AAA/Aaa       Government National Mortgage Association, 7.0%, 8/15/31               10,006
     2,529                  AAA/Aaa       Government National Mortgage Association, 7.0%, 9/15/27                2,896
     2,172                  AAA/Aaa       Government National Mortgage Association, 7.5%, 1/15/31                2,517
     2,159                  AAA/Aaa       Government National Mortgage Association, 7.5%, 1/15/32                2,509
     2,216                  AAA/Aaa       Government National Mortgage Association, 7.5%, 10/15/22               2,542
     7,394                  AAA/Aaa       Government National Mortgage Association, 7.5%, 10/15/29               8,547
     8,419                  AAA/Aaa       Government National Mortgage Association, 7.5%,
                                          8/15/29 - 11/15/29                                                     9,733
     1,356                  AAA/Aaa       Government National Mortgage Association, 7.5%, 6/15/23                1,563
       685                  AAA/Aaa       Government National Mortgage Association, 7.5%, 8/15/23                  789
     2,457                  AAA/Aaa       Government National Mortgage Association, 7.5%, 8/20/27                2,826
       985                  AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                1,159
 5,180,334    0.00          NR/NR         Government National Mortgage Association, Floating Rate Note,
                                          11/16/51                                                             253,259
   175,447                  AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                             203,395
   250,000                  AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                            273,780
   500,000                  AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                  628,433
   200,000                  AAA/Aaa       U.S. Treasury Notes, 3.875%, 8/15/40                                 184,219
   640,000                  AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                  630,500
   230,000                  AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                   238,122
   555,000                  AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                   571,823
   500,000                  AAA/Aaa       U.S. Treasury Notes, 6.375%, 8/15/27                                 643,437
                                                                                                           -----------
                                                                                                           $14,899,761
                                                                                                           -----------
                                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                          (Cost $14,006,663)                                               $14,899,761
                                                                                                           -----------
                                          FOREIGN GOVERNMENT BONDS - 0.4%
   250,000                  AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                        $   274,015
                                                                                                           -----------
                                          TOTAL FOREIGN GOVERNMENT BONDS
                                          (Cost $243,994)                                                  $   274,015
                                                                                                           -----------
                                          MUNICIPAL BONDS - 1.0%
                                          Municipal General - 0.3%
    55,000                  A+/A1         State of Illinois, 3.321%, 1/1/13                                $    55,139
   100,000                  AA+/Aa1       State of Washington, 5.0%, 7/1/18                                    115,309
                                                                                                           -----------
                                                                                                           $   170,448
                                                                                                           -----------
                                          Municipal Higher Education - 0.7%
   275,000                  AA+/Aa2       California State University Revenue, 5.0%, 11/1/39               $   264,825
   275,000                  AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                   278,957
                                                                                                           -----------
                                                                                                           $   543,782
                                                                                                           -----------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $713,508)                                                  $   714,230
                                                                                                           -----------

The accompanying notes are an integral part of these financial statements.    21

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                        Value
                                          SENIOR FLOATING RATE LOAN INTERESTS - 12.0%**
                                          Energy - 0.2%
                                          Oil & Gas Refining & Marketing - 0.2%
   107,570    5.25          NR/Ba2        Pilot Travel Centers, Initial Tranche B Term Loan, 6/30/16     $   109,345
                                                                                                         -----------
                                          Total Energy                                                   $   109,345
                                                                                                         -----------
                                          Materials - 1.6%
                                          Diversified Chemical - 0.2%
    68,268    7.50          NR/NR         Ineos U.S. Finance Corp., Senior Credit Loan, 12/16/13         $    70,572
    68,320    8.00          NR/NR         Ineos U.S. Finance Corp., Senior Credit Loan, 12/16/14              70,626
                                                                                                         -----------
                                                                                                         $   141,198
                                                                                                         -----------
                                          Metal & Glass Containers - 0.5%
   227,429    5.52          B/Ba3         BWAY Holding Co., Term B Loan, 6/16/17                         $   229,171
   152,619    6.75          B+/B2         Graham Packaging Co., Term C Loan, 4/5/14                          154,418
    21,321    5.56          B/Ba3         ICL Industrial Containers, Term C Loan, 6/16/17                     21,485
                                                                                                         -----------
                                                                                                         $   405,074
                                                                                                         -----------
                                          Paper Packaging - 0.3%
    29,925    6.00          B+/B2         Graham Packaging Co., Term D Loan, 9/23/16                     $    30,312
   164,991    3.04          BB/Ba2        Graphic Packaging International, Inc., Incremental Term
                                          Loan, 5/16/14                                                      164,486
                                                                                                         -----------
                                                                                                         $   194,798
                                                                                                         -----------
                                          Precious Metals & Minerals - 0.2%
   149,089    6.27          NR/NR         Fairmount Minerals, Ltd., Tranche B Term Loan, 8/5/16          $   151,916
                                                                                                         -----------
                                          Specialty Chemicals - 0.4%
   250,000    5.50          NR/NR         Chemtura Corp., Term Facility Loan, 8/27/16                    $   252,813
                                                                                                         -----------
                                          Total Materials                                                $ 1,145,799
                                                                                                         -----------
                                          Capital Goods - 1.0%
                                          Aerospace & Defense - 0.6%
   199,500    6.25          BB-/Ba3       DynCorp International, Term Loan, 7/7/16                       $   201,246
   249,375    4.50          NR/NR         Triumph Group, Inc., Term Loan, 6/16/16                            251,058
                                                                                                         -----------
                                                                                                         $   452,304
                                                                                                         -----------
                                          Industrial Conglomerates - 0.4%
   246,655    6.25          NR/NR         Tomkins Plc, Term B Loan, 9/7/16                               $   250,421
                                                                                                         -----------
                                          Total Capital Goods                                            $   702,725
                                                                                                         -----------
                                          Commercial Services & Supplies - 0.2%
                                          Environmental & Facilities Services - 0.2%
   193,970    2.27          D/B2          Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14         $   172,633
                                                                                                         -----------
                                          Total Commercial Services & Supplies                           $   172,633
                                                                                                         -----------
                                          Transportation - 0.1%
                                          Air Freight & Couriers - 0.1%
    25,103    3.26          B-/B1         Ceva Group Plc, EGL Tranche A Term Loan, 8/31/16               $    23,785
    19,383    3.29          NR/NR         Ceva Group Plc, Term A Dollar Loan, 8/31/16                         18,365
    31,645    3.26          NR/NR         Ceva Group Plc, U.S. Tranche A Term Loan, 8/31/16                   29,984
                                                                                                         -----------
                                                                                                         $    72,134
                                                                                                         -----------
                                          Total Transportation                                           $    72,134
                                                                                                         -----------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                          Automobiles & Components - 0.7%
                                          Auto Parts & Equipment - 0.3%
   143,983          3.03    BB-/B2        Allison Transmission, Term Loan, 8/7/14                          $   140,984
    72,111          2.21    NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                    67,437
    36,792          2.20    NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                    34,407
                                                                                                           -----------
                                                                                                           $   242,828
                                                                                                           -----------
                                          Automobile Manufacturers - 0.1%
    76,578          3.03    B/Baa3        Ford Motor Co., Tranche B1 Term Loan, 12/15/13                   $    76,376
                                                                                                           -----------
                                          Tires & Rubber - 0.3%
   205,000          1.96    BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14          $   200,131
                                                                                                           -----------
                                          Total Automobiles & Components                                   $   519,335
                                                                                                           -----------
                                          Consumer Durables & Apparel - 0.0%
                                          Housewares & Specialties - 0.0%
    29,365          2.80    BB+/Ba1       Jarden Corp., Jarden Corp., 1/24/12                              $    29,300
                                                                                                           -----------
                                          Total Consumer Durables & Apparel                                $    29,300
                                                                                                           -----------
                                          Consumer Services - 0.4%
                                          Restaurants - 0.4%
   250,000          6.25    BB+/Ba2       Burger King Holdings, Inc., Tranche B Term Loan, 10/19/16        $   253,951
                                                                                                           -----------
                                          Total Consumer Services                                          $   253,951
                                                                                                           -----------
                                          Media - 1.1%
                                          Broadcasting - 0.2%
   176,379          4.51    B/Baa2        Univision Communications, Inc., Extended Term Loan, 3/29/17      $   168,001
                                                                                                           -----------
                                          Cable & Satellite - 0.2%
   124,288          2.27    NR/NR         Charter Communications, Inc., Term B1 Loan, 3/6/14               $   122,925
                                                                                                           -----------
                                          Movies & Entertainment - 0.5%
   227,409          5.25    NR/NR         Christie/AIX, Inc., Term Loan, 4/29/16                           $   226,272
    99,250          4.50    B+/NR         Live Nation Entertainment, Term B Loan, 11/7/16                       99,415
                                                                                                           -----------
                                                                                                           $   325,687
                                                                                                           -----------
                                          Publishing - 0.2%
   149,250          6.75    NR/NR         Interactive Data Corp., Term Loan, 1/29/17                       $   151,581
                                                                                                           -----------
                                          Total Media                                                      $   768,194
                                                                                                           -----------
                                          Food, Beverage & Tobacco - 0.4%
                                          Packaged Foods & Meats - 0.4%
   250,000          6.50    NR/NR         Reynolds Group Holdings, Ltd., Incremental Term Loan, 5/5/16     $   252,777
                                                                                                           -----------
                                          Total Food, Beverage & Tobacco                                   $   252,777
                                                                                                           -----------
                                          Household & Personal Products - 0.4%
                                          Personal Products - 0.4%
   250,000          6.25    BB/Ba1        NBTY, Inc., Term B Loan, 10/1/17                                 $   253,853
                                                                                                           -----------
                                          Total Household & Personal Products                              $   253,853
                                                                                                           -----------
                                          Health Care Equipment & Services - 1.8%
                                          Health Care Facilities - 0.7%
     6,554          2.55    BB-/Ba3       CHS/Community Health Systems, Inc., Non-Extended Term
                                          Loan, 7/25/14                                                    $     6,401
   127,257          2.54    BB-/Ba3       CHS/Community Health Systems, Inc., Non-Extended Term
                                          Loan, 7/25/14                                                        124,290
    30,953          2.55    BB+/Ba2       HCA, Inc., Tranche B1 Term Loan, 11/18/13                             30,690

The accompanying notes are an integral part of these financial statements.    23

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                            Value
                                          Health Care Facilities - (continued)
    74,231    3.55          BB+/Ba2       HCA, Inc., Tranche B2 Term Loan, 3/17/17                           $    74,215
   250,000    5.50          NR/NR         Universal Health Services, Inc., Tranche B Term Loan, 11/15/16         253,681
                                                                                                             -----------
                                                                                                             $   489,277
                                                                                                             -----------
                                          Health Care Services - 0.3%
   191,172    2.51          NR/NR         Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14         $   182,092
                                                                                                             -----------
                                          Health Care Supplies - 0.5%
   153,156    3.54          BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                     $   152,677
    37,187    3.51          BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15                    37,111
   170,593    3.29          BB/Ba2        Biomet, Inc., Dollar Term Loan, 3/25/15                                170,349
                                                                                                             -----------
                                                                                                             $   360,137
                                                                                                             -----------
                                          Health Care Technology - 0.3%
   247,560    5.25          NR/NR         IMS Health, Inc., Tranche B Dollar Term Loan, 2/26/16              $   250,655
                                                                                                             -----------
                                          Total Health Care Equipment & Services                             $ 1,282,161
                                                                                                             -----------
                                          Pharmaceuticals & Biotechnology - 0.6%
                                          Biotechnology - 0.6%
   250,000    0.00          NR/NR         Grifols, Inc., U.S. Tranche B Term Loan, 10/10/16                  $   253,229
    59,400    6.25          NR/Ba3        Warner Chilcott Corp., Additional Term Loan, 4/30/15                    59,879
    57,966    6.00          NR/Ba3        Warner Chilcott Corp., Term A Loan, 10/30/14                            58,165
    28,686    6.25          NR/Ba3        Warner Chilcott Corp., Term B1 Loan, 4/30/15                            28,908
    47,767    6.25          NR/Ba3        Warner Chilcott Corp., Term B2 Loan, 4/30/15                            48,138
                                                                                                             -----------
                                                                                                             $   448,319
                                                                                                             -----------
                                          Total Pharmaceuticals & Biotechnology                              $   448,319
                                                                                                             -----------
                                          Diversified Financials - 0.5%
                                          Investment Banking & Brokerage - 0.1%
    99,250    5.25          B+/Ba3        LPL Holdings, Inc., 2017 Term Loan, 6/28/17                        $   100,739
                                                                                                             -----------
                                          Specialized Finance - 0.4%
   248,750    4.75          BBB-/Ba2      MSCI, Inc., Term Loan, 6/1/16                                      $   250,849
                                                                                                             -----------
                                          Total Diversified Financials                                       $   351,588
                                                                                                             -----------
                                          Insurance - 0.4%
                                          Insurance Brokers - 0.4%
    49,953    2.80          B/NR          HUB International Holdings, Delayed Draw Term Loan, 6/13/14        $    48,595
   222,228    2.80          B/NR          HUB International Holdings, Initial Term Loan, 6/13/14                 216,186
                                                                                                             -----------
                                                                                                             $   264,781
                                                                                                             -----------
                                          Total Insurance                                                    $   264,781
                                                                                                             -----------
                                          Software & Services - 1.0%
                                          Data Processing & Outsourced Services - 0.4%
   249,375    5.25          BBB-/Ba1      Fidelity National Information, Term B Loan, 7/18/16                $   252,829
    52,563    3.00          BB-/B1        First Data Corp., Initial Tranche B2 Term Loan, 9/24/14                 48,575
                                                                                                             -----------
                                                                                                             $   301,404
                                                                                                             -----------
                                          Internet Software & Services - 0.4%
   264,338    6.75          NR/NR         SAVVIS, Inc., Term Loan, 8/4/16                                    $   268,757
                                                                                                             -----------
                                          IT Consulting & Other Services - 0.2%
   142,625    2.01          BB/Ba3        Sungard Data Systems, Inc., U.S. Tranche A Term Loan, 2/28/14      $   139,349
                                                                                                             -----------
                                          Systems Software - 0.0%
    44,368    5.25          BB-/Ba3       Dealer Computer Services, Term Loan, 4/21/17                       $    44,736
                                                                                                             -----------
                                          Total Software & Services                                          $   754,246
                                                                                                             -----------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                               Value
                                          Technology Hardware & Equipment - 0.6%
                                          Communications Equipment - 0.2%
   206,001    2.80          BB-/Ba2       Commscope, Inc., Term B Loan, 12/26/14                                $   206,180
                                                                                                                -----------
                                          Electronic Components - 0.4%
    65,008    2.51          NR/Ba1        Flextronics Semiconductor, A1A Delayed Draw Term Loan, 10/1/14        $    64,261
   226,229    2.51          NR/Ba1        Flextronics Semiconductor, Closing Date Loan, 10/1/14                     223,627
                                                                                                                -----------
                                                                                                                $   287,888
                                                                                                                -----------
                                          Total Technology Hardware & Equipment                                 $   494,068
                                                                                                                -----------
                                          Semiconductors - 0.4%
                                          Semiconductor Equipment - 0.3%
   248,496    4.31          B+/Ba3        Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                         $   246,787
                                                                                                                -----------
                                          Semiconductors - 0.1%
    99,750    4.75          BB/Ba2        Intersil Corp., Term Loan, 4/27/16                                    $   100,648
                                                                                                                -----------
                                          Total Semiconductors                                                  $   347,435
                                                                                                                -----------
                                          Telecommunication Services - 0.3%
                                          Integrated Telecommunication Services - 0.2%
   130,702    3.27          NR/NR         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                      $   130,376
    11,227    3.27          NR/NR         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                          11,199
                                                                                                                -----------
                                                                                                                $   141,575
                                                                                                                -----------
                                          Wireless Telecommunication Services - 0.1%
    90,000    3.29          NR/NR         Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                    $    85,753
                                                                                                                -----------
                                          Total Telecommunication Services                                      $   227,328
                                                                                                                -----------
                                          Utilities - 0.3%
                                          Electric Utilities - 0.3%
   243,598    3.76          BBB-/Ba1      Texas Competitive Electric Holdings, Initial Tranche B2 Term Loan,
                                          10/10/14                                                              $   188,692
                                                                                                                -----------
                                          Independent Power Producer & Energy Traders - 0.0%
    40,213    3.15          B+/B1         Calpine Corp., 1st Priority Term Loan, 3/29/14                        $    40,235
                                                                                                                -----------
                                          Total Utilities                                                       $   228,927
                                                                                                                -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $8,495,643)                                                     $ 8,678,900
                                                                                                                -----------
                                          TOTAL INVESTMENT IN SECURITIES - 98.1%
                                          (Cost $66,766,857)(a)                                                 $70,700,427
                                                                                                                -----------
                                          OTHER ASSETS AND LIABILITIES - 1.9%                                   $ 1,400,566
                                                                                                                -----------
                                          TOTAL NET ASSETS - 100.0%                                             $72,100,993
                                                                                                                ===========

NR      Not rated by either S&P or Moody's.

WD      Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2010, the value of these securities amounted to $5,602,533 or 7.8% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $66,856,587 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost   $4,703,906
        Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value     (860,067)
                                                                                                                 ----------
        Net unrealized gain                                                                                      $3,843,839
                                                                                                                 ==========

The accompanying notes are an integral part of these financial statements.    25

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 were as follows:


                                        Purchases              Sales
   Long-Term U.S. Government           $11,119,517          $19,926,301
   Other Long-Term Securities          $27,385,690          $22,690,719

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                                             Level 1         Level 2       Level 3         Total
   Convertible Corporate Bonds              $     --      $   390,094        $--       $   390,094
   Preferred Stocks                          396,437          240,919         --           637,356
   Asset Backed Securities                        --        3,698,235         --         3,698,235
   Collateralized Mortgage Obligations            --       11,506,111         --        11,506,111
   Corporate Bonds                                --       29,901,725         --        29,901,725
   U.S. Government Agency Obligations             --       14,899,761         --        14,899,761
   Foreign Government Bonds                       --          274,015         --           274,015
   Municipal Bonds                                --          714,230         --           714,230
   Senior Floating Rate Loan Interests            --        8,678,900         --         8,678,900
                                            --------      -----------        ---       -----------
   Total                                    $396,437      $70,303,990        $--       $70,700,427
                                            ========      ===========        ===       ===========
   Other Financial Instruments*             $ 59,937      $        --        $--       $    59,937
                                            ========      ===========        ===       ===========

*    Other financial instruments include futures contracts.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                                            12/31/10     12/31/09     12/31/08     12/31/07    12/31/06
Class I
Net asset value, beginning of period                        $ 11.39      $ 10.24      $ 10.87      $ 10.72     $  10.79
                                                            -------      -------      -------      -------     --------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.57      $  0.60      $  0.56      $  0.54     $   0.50
 Net realized and unrealized gain (loss) on investments        0.46         1.15        (0.62)        0.14        (0.01)
                                                            -------      -------      -------      -------     --------
  Net increase (decrease) from investment operations        $  1.03      $  1.75      $ (0.06)     $  0.68     $   0.49
Distributions to shareowners:
 Net investment income                                        (0.58)       (0.60)       (0.57)       (0.53)       (0.56)
                                                            -------      -------      -------      -------     --------
Net increase (decrease) in net asset value                  $  0.45      $  1.15      $ (0.63)     $  0.15     $  (0.07)
                                                            -------      -------      -------      -------     --------
Net asset value, end of period                              $ 11.84      $ 11.39      $ 10.24      $ 10.87     $  10.72
                                                            -------      -------      -------      -------     --------
Total return*                                                  9.21%       17.58%       (0.64)%       6.55%        4.68%
Ratio of net expenses to average net assets+                   0.62%        0.62%        0.62%        0.62%        0.62%
Ratio of net investment income to average net assets+          4.83%        5.53%        5.24%        4.82%        4.71%
Portfolio turnover rate                                          51%          42%          54%          53%          18%
Net assets, end of period (in thousands)                    $39,247      $40,031      $38,770      $45,563     $ 30,569
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  0.74%        0.76%        0.76%        0.78%        0.80%
 Net investment income                                         4.71%        5.39%        5.09%        4.66%        4.52%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.



The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          11/9/07 (a)
                                                             Year Ended     Year Ended     Year Ended         to
                                                              12/31/10       12/31/09       12/31/08       12/31/07
Class II
Net asset value, beginning of period                          $ 11.39        $ 10.24        $ 10.87         $  10.79
                                                              -------        -------        -------         --------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.54        $  0.57        $  0.54         $   0.06
 Net realized and unrealized gain (loss) on investments          0.46           1.16          (0.63)            0.09
                                                              -------        -------        -------         --------
  Net increase (decrease) from investment operations          $  1.00        $  1.73        $ (0.09)        $   0.15
Distributions to shareowners:
 Net investment income                                          (0.55)         (0.58)         (0.54)           (0.07)
                                                              -------        -------        -------         --------
Net increase (decrease) in net asset value                    $  0.45        $  1.15        $ (0.63)        $   0.08
                                                              -------        -------        -------         --------
Net asset value, end of period                                $ 11.84        $ 11.39        $ 10.24         $  10.87
                                                              -------        -------        -------         --------
Total return*                                                    8.94%         17.29%         (0.88)%           1.39%(b)
Ratio of net expenses to average net assets                      0.87%          0.87%          0.87%            0.86%**
Ratio of net investment income to average net assets             4.57%          5.27%          5.00%            4.07%**
Portfolio turnover rate                                            51%            42%            54%              53%(b)
Net assets, end of period (in thousands)                      $35,854        $32,021        $24,093         $ 21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                    0.99%          1.01%          1.02%            0.98%**
 Net investment income                                           4.45%          5.13%          4.85%            3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

28    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $66,766,857)                             $70,700,427
 Cash                                                                      1,000,297
 Futures Collateral                                                           15,135
 Receivables --
  Investment securities sold                                                   4,589
  Portfolio shares sold                                                      188,772
  Dividends and interest                                                     658,899
  Due from Pioneer Investment Management, Inc.                                15,693
  Variation margin                                                             9,296
 Other                                                                         2,691
                                                                         -----------
   Total assets                                                          $72,595,799
                                                                         -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                        $   247,500
  Portfolio shares repurchased                                               193,046
 Due to affiliates                                                             1,798
 Accrued expenses                                                             52,462
                                                                         -----------
   Total liabilities                                                     $   494,806
                                                                         -----------
NET ASSETS:
 Paid-in capital                                                         $68,368,228
 Undistributed net investment income                                             612
 Accumulated net realized loss on investments and futures contracts         (261,354)
 Net unrealized gain on investments                                        3,933,570
 Net unrealized gain on futures contracts                                     59,937
                                                                         -----------
   Total net assets                                                      $72,100,993
                                                                         ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $36,246,921/3,061,327 shares)                         $     11.84
                                                                         ===========
 Class II (based on $35,854,072/3,028,098 shares)                        $     11.84
                                                                         ===========


The accompanying notes are an integral part of these financial statements.    29

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends                                                                              $   52,019
 Interest                                                                                4,117,091
 Income from securities loaned, net                                                            432
                                                                                        ----------
  Total investment income                                                                               $4,169,542
                                                                                                        ----------
EXPENSES:
 Management fees                                                                        $  382,567
 Transfer agent fees
  Class I                                                                                    1,500
  Class II                                                                                   1,533
 Distribution fees
  Class II                                                                                  93,767
 Administrative reimbursements                                                              23,919
 Custodian fees                                                                             21,910
 Professional fees                                                                          53,828
 Printing expense                                                                           27,355
 Fees and expenses of nonaffiliated trustees                                                 8,816
 Miscellaneous                                                                              44,444
                                                                                        ----------
   Total expenses                                                                                       $  659,639
   Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (90,878)
                                                                                                        ----------
   Net expenses                                                                                         $  568,761
                                                                                                        ----------
    Net investment income                                                                               $3,600,781
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
 Net realized gain (loss) on:
  Investments                                                                           $1,201,180
  Class action                                                                              16,387
  Futures contracts                                                                        (68,384)     $1,149,183
                                                                                        ----------      ----------
 Change in net unrealized gain on:
  Investments                                                                           $1,806,494
  Futures contracts                                                                         59,937      $1,866,431
                                                                                        ----------      ----------
 Net gain on investments and futures contracts                                                          $3,015,614
                                                                                                        ----------
 Net increase in net assets resulting from operations                                                   $6,616,395
                                                                                                        ==========


30    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                           Year Ended        Year Ended
                                                                            12/31/10          12/31/09
FROM OPERATIONS:
Net investment income                                                     $  3,600,781      $  3,640,556
Net realized gain on investments, class action and futures contracts         1,149,183           355,585
Change in net unrealized gain on investments and futures contracts           1,866,431         6,837,325
                                                                          ------------      ------------
  Net increase in net assets resulting from operations                    $  6,616,395      $ 10,833,466
                                                                          ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.58 and $0.60 per share, respectively)                       $ (1,934,621)     $ (2,192,569)
  Class II ($0.55 and $0.58 per share, respectively)                        (1,763,594)       (1,488,885)
                                                                          ------------      ------------
    Total distributions to shareowners                                    $ (3,698,215)     $ (3,681,454)
                                                                          ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $ 37,719,351      $ 25,603,369
Reinvestment of distributions                                                3,698,215         3,681,452
Cost of shares repurchased                                                 (44,286,926)      (27,247,961)
                                                                          ------------      ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                          $ (2,869,360)     $  2,036,860
                                                                          ------------      ------------
  Net increase in net assets                                              $     48,820      $  9,188,872

NET ASSETS:
Beginning of year                                                           72,052,173        62,863,301
                                                                          ------------      ------------
End of year                                                               $ 72,100,993      $ 72,052,173
                                                                          ------------      ------------
Undistributed (distributions in excess of) net investment income          $        612      $     (4,186)
                                                                          ------------      ------------


                                     '10 Shares       '10 Amount         '09 Shares       '09 Amount
CLASS I
Shares sold                             264,831      $  3,105,500           511,437      $  5,459,570
Reinvestment of distributions           164,145         1,934,621           202,494         2,192,568
Less shares repurchased                (881,407)      (10,364,204)         (986,567)      (10,598,362)
                                       --------      ------------          --------      ------------
   Net decrease                        (452,431)     $ (5,324,083)         (272,636)     $ (2,946,224)
                                       --------      ------------          --------      ------------
CLASS II
Shares sold                           2,965,141      $ 34,613,851         1,827,794      $ 20,143,799
Reinvestment of distributions           149,605         1,763,594           136,974         1,488,884
Less shares repurchased              (2,897,484)      (33,922,722)       (1,507,099)      (16,649,599)
                                     ----------      ------------        ----------      ------------
   Net increase                         217,262      $  2,454,723           457,669      $  4,983,084
                                     ----------      ------------        ----------      ------------



The accompanying notes are an integral part of these financial statements.    31

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, the Portfolio has reclassified $102,232 to decrease distributions in excess of net investment income and $102,232 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   At December 31, 2010, the Portfolio had a net capital loss carryforward of $201,416 of which the following amounts will expire in 2014 and 2015 if not utilized: $104,087 in 2014 and $97,329 in 2015.

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

------------------------------------------------------------------------------
                                                  2010           2009
------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                              $3,698,215      $3,681,454
                                               ----------      ----------
    Total distributions                        $3,698,215      $3,681,454
                                               ----------      ----------
  Distributable Earnings:
  Undistributed ordinary income                $   90,342
  Capital loss carryforward                      (201,416)
  Unrealized appreciation                       3,843,839
                                               ----------
    Total                                      $3,732,765
                                               ----------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the treatment of premium and amortization and the mark to market of futures contracts.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

   Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $16,387 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended December 31, 2010 was $23.

   At December 31, 2010, open futures contracts were as follows:

 ------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                             Number of
                             Contracts      Settlement         Fair      Unrealized
Type                       Long/(Short)        Month          Value      Gain/(Loss)
-------------------------------------------------------------------------------------
 U.S. 10 Year Note         (25)            3/11           $3,010,938    $100,977
 U.S. 5 Year Note (CBT)     (1)            3/11              117,719       2,273
 U.S. Ultra Bond (CBT)      12             3/11            1,525,126     (43,313)
-------------------------------------------------------------------------------------
                                                                         $59,937
-------------------------------------------------------------------------------------

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Expenses waived during the year ended December 31, 2010, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,305 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $243 in distribution fees payable to PFD at December 31, 2010.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2010 were as follows:

---------------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging
Instruments Under
Accounting Standards             Asset Derivatives 2010    Liabilities Derivatives 2010
Codification (ASC) 815         --------------------------  ----------------------------
(formerly FASB Statement 133)      Balance                       Balance
                                Sheet Location    Value       Sheet Location   Value
---------------------------------------------------------------------------------------
 Interest Rate Futures          Receivables*     $9,296         Payables        $--
---------------------------------------------------------------------------------------
 Total
---------------------------------------------------------------------------------------

* Represents the unrealized appreciation on futures. Receivable for variation margin on open futures contracts reflects unsettled variation margin.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

----------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging                                                                    Change in Unrealized
Instruments Under                                                                              Gain or (Loss)
Accounting Standards              Location of Gain or (Loss)         Realized Gain or          on Derivatives
Codification (ASC) 815                  on Derivatives            (Loss) on Derivatives        Recognized in
(formerly FASB Statement 133)        Recognized in Income          Recognized in Income            Income
----------------------------------------------------------------------------------------------------------------
 Interest Rate Futures          Net realized loss on futures          $(68,384)
                                contracts

 Interest Rate Futures          Change in unrealized gain on                                      $59,937
                                futures contracts
----------------------------------------------------------------------------------------------------------------

6. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                      [LOGO] Ernst & Young LLP

Boston, Massachusetts
February 11, 2011

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 86.93% and 0.0%, respectively.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2010, and in the first quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.                       Trustees and Officers
                                                          The Board of Trustees provides broad supervision over the
Custodian                                                 Portfolio's affairs. The officers of the Trust are
Brown Brothers Harriman & Co.                             responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm             occupations. Trustees who are interested persons of the
Ernst & Young LLP                                         Trust within the meaning of the 1940 Act are referred to as
                                                          Interested Trustees. Trustees who are not interested persons
Principal Underwriter                                     of the Trust are referred to as Independent Trustees. Each
Pioneer Funds Distributor, Inc.                           of the Trustees, except Mr. West, serves as a trustee of
                                                          each of the 56 U.S. registered investment portfolios for
Legal Counsel                                             which Pioneer serves as investment adviser (the "Pioneer
Bingham McCutchen LLP                                     Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment
Shareowner Services and Transfer Agent                    adviser. The address for all Trustees and all officers of
Pioneer Investment Management Shareholder Services, Inc.  the Trust is 60 State Street, Boston, Massachusetts 02109.

                                                          The Statement of Additional Information of the Trust
                                                          includes additional information about the Trustees and is
                                                          available, without charge, upon request, by calling
                                                          1-800-688-9915.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (84)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(52)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION                                                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (84)*   Non-Executive Chairman and a director of Pioneer Investment Management       None
                           USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                           Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin);
                           President and a director of Pioneer Alternative Investment Management
                           (Bermuda) Limited and affiliated funds; Deputy Chairman and a director of
                           Pioneer Global Asset Management S.p.A. ("PGAM") (until April 2010);
                           Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                           2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management
                           Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of PIM-USA (since February 2007); Director       None
(52)*                      and President of Pioneer and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of PGAM (2007 - 2010); Head of New
                           Europe Division, PGAM (2000 - 2005); and Head of New Markets Division,
                           PGAM (2005 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the
     Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES

                       POSITION HELD    LENGTH OF SERVICE
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (67)     Trustee          Trustee since 2005. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee          Trustee since 2000. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves
(66)                                    until a successor trustee is
---
                                       elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves
(63)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE           PRINCIPAL OCCUPATION
David R. Bock (67)     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010 - present); Managing Partner,
                       Federal City Capital Advisors (corporate advisory services company) (1997
                       - 2004 and 2008 - present); Executive Vice President and Chief Financial
                       Officer, I-trax, Inc. (publicly traded health care services company) (2004 -
                       2007); and Executive Vice President and Chief Financial Officer, Pedestal
                       Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------
Mary K. Bush (62)      President, Bush International, LLC (international financial advisory firm)
                       (1991 - present); Managing Director, Federal Housing Finance Board
                       (oversight of Federal Home Loan Bank system) (1989 - 1991); Vice
                       President and Head of International Finance, Federal National Mortgage
                       Association (1988 - 1989); U.S. Alternate Executive Director, International
                       Monetary Fund (1984 - 1988); Executive Assistant to Deputy Secretary of
                       the U.S. Treasury, U.S. Treasury Department (1982 - 1984); and Vice
                       President and Team Leader in Corporate Banking, Bankers Trust Co.
                       (1976 - 1982)
----------------------------------------------------------------------------------------------------
Benjamin M. Friedman   William Joseph Maier Professor of Political Economy, Harvard University
(66)                   (1972 - present)
----------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Founding Director, Vice President and Corporate Secretary, The Winthrop
(63)                   Group, Inc. (consulting firm) (1982 - present); Desautels Faculty of
                       Management, McGill University (1999 - present); and Manager of Research
                       Operations and Organizational Learning, Xerox PARC, Xerox's Advance
                       Research Center (1990 - 1994)
----------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS
NAME AND AGE           HELD BY THIS TRUSTEE
David R. Bock (67)     Director of Enterprise Community
                       Investment, Inc. (privately held affordable
                       housing finance company) (1985 -
                       present); Director of Oxford Analytica, Inc.
                       (2008 - present); Director of The Swiss
                       Helvetia Fund, Inc. (closed-end fund)
                       (2010 - present); and Director of New York
                       Mortgage Trust (publicly traded mortgage
                       REIT) (2004 - 2009)
--------------------------------------------------------------------------------
Mary K. Bush (62)      Director of Marriott International, Inc.
                       (2008 - present); Director of Discover
                       Financial Services (credit card issuer and
                       electronic payment services) (2007 -
                       present); Former Director of Briggs &
                       Stratton Co. (engine manufacturer) (2004 -
                       2009); Director of UAL Corporation (airline
                       holding company) (2006 - present);
                       Director of ManTech International
                       Corporation (national security, defense, and
                       intelligence technology firm) (2006 -
                       present); Member, Board of Governors,
                       Investment Company Institute (2007 -
                       present); Former Director of Brady
                       Corporation (2000 - 2007); Former
                       Director of Mortgage Guaranty Insurance
                       Corporation (1991 - 2006); Former
                       Director of Millennium Chemicals, Inc.
                       (commodity chemicals) (2002 - 2005);
                       Former Director, R.J. Reynolds Tobacco
                       Holdings, Inc. (tobacco) (1999 - 2005);
                       and Former Director of Texaco, Inc.
                       (1997 - 2001)
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee, Mellon Institutional Funds
(66)                   Investment Trust and Mellon Institutional
                       Funds Master Portfolio (oversaw 17
                       portfolios in fund complex) (1989 - 2008)
--------------------------------------------------------------------------------
Margaret B.W. Graham   None
(63)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)


                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
Thomas J. Perna (60)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION
Thomas J. Perna (60)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); private investor (2004 -
                           2008); and Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm) (1981 - present)
-------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present); and
                           Partner, Sullivan & Cromwell LLP (prior to 1998)
-------------------------------------------------------------------------------------------------------
                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
Thomas J. Perna (60)       Director, Broadridge Financial Solutions,
                           Inc. (investor communications and
                           securities processing provider for financial
                           services industry) (2009 - present); and
                           Director, Quadriserv, Inc. (2005 - present)
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
                           (2004 - present); and member, Board of
                           Governors, Investment Company Institute
                           (2000 - 2006)
--------------------------------------------------------------------------------
Stephen K. West (82)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company); and
                           Director, AMVESCAP, PLC (investment
                           manager) (1997 - 2005)
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Christopher J. Kelley (46)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                         OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                        HELD BY THIS OFFICER
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since January       None
                             2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant
                             Secretary of all of the Pioneer Funds from September 2003 to May 2010;
                             and Vice President and Senior Counsel of Pioneer from July 2002 to
                             December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and Assistant       None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and
                             Senior Paralegal of Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the       None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controllership         None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and              None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)        Fund Administration Manager - Fund Accounting, Administration and           None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since      None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer since
                             October 2005; and Senior Compliance Officer for Columbia Management
                             Advisers, Inc. from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18656-05-0211



                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                           Pioneer Cullen Value VCT Portfolio -- Class II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        7
  Financial Statements                          10
  Notes to Financial Statements                 14
  Report of Independent Registered Public
    Accounting Firm                             17
  Approval of Investment Advisory and
    Sub-Advisory Agreements                     18
  Trustees, Officers and Service Providers      21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      63.9%
Depositary Receipts for International Stocks            23.6%
Temporary Cash Investments                              12.5%

Sector Distribution Portfolio
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                             20.5%
Consumer Staples                                        16.6%
Health Care                                             16.5%
Financials                                              10.7%
Information Technology                                   9.4%
Energy                                                   9.2%
Telecommunication Services                               7.7%
Consumer Discretionary                                   7.4%
Materials                                                2.0%

Five Largest Holdings
(As a percentage of equity holdings)*

1. ConocoPhillips, Inc.                                 3.91%
2. The Walt Disney Co.                                  3.77
3. Kimberly-Clark Corp.                                 3.72
4. BorgWarner, Inc.                                     3.63
5. Bayer AG (A.D.R.)                                    3.43

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/10         12/31/09
Net Asset Value per Share                  $ 11.26          $ 10.37

                             Net
Distributions per Share      Investment    Short-Term       Long-Term
(1/1/10 - 12/31/10)          Income        Capital Gains    Capital Gains
                             $ 0.0607      $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Cullen Value
         VCT Portfolio, Class II    S&P 500 Index
3/05             $10,000               $10,000
12/05            $11,056               $10,721
12/06            $12,951               $12,413
12/07            $13,780               $13,094
12/08            $ 9,296               $ 8,251
12/09            $10,758               $10,435
12/10            $11,754               $12,009

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  2.72%
5 Years                                                                    1.23%
1 Year                                                                     9.26%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                                     $ 1,000.00
Ending Account Value on 12/31/10                                      $ 1,191.62
Expenses Paid During Period*                                          $     5.52

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                                     $ 1,000.00
Ending Account Value on 12/31/10                                      $ 1,191.62
Expenses Paid During Period*                                          $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

Riding a vigorous rally during the second half of the year, domestic equities turned in solid performance for 2010, with highly speculative stocks generally outperforming stocks of companies with stronger balance sheets and more consistent earnings. In the following interview, James P. Cullen, President of Cullen Capital Management, LLC, the Portfolio's subadviser, reviews the factors that affected the performance of Pioneer Cullen Value VCT Portfolio during the 12 months ended December 31, 2010. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned 9.26% at net asset value during the 12 months ended December 31, 2010, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 15.08%. Over the same period, the 226 variable portfolios in Lipper's Large Cap Core Underlying Funds category produced an average return of 13.45%.

Q: What was the investment environment like for the Portfolio over the 12 months ended December 31, 2010, and what kind of effect did it have on the Portfolio's performance?

A: The value discipline of investing, which we favor for the Portfolio, lagged the growth style for the fourth consecutive year. This is consistent with longer-term historical trends indicating that growth stocks typically outperform value stocks early in periods of economic recovery. Over longer periods, however, value investing has tended to do better.

      While stock prices surged in the second half of 2010, the first six months of the year were somewhat different. Very early, the market moved higher, but the rally was slowed by concerns arising from the debt crisis in Greece, Ireland and several other European nations. Fears that debt problems in Europe could undermine the global economic recovery subsequently spread throughout the markets, especially affecting the stocks of companies either based in Europe or with major exposure to Europe. The interventions of the European Central Bank and major European economic powers, led by Germany, appeared to calm the markets, however, setting the stage for a strong recovery in the final six months of the year.

      In the United States, investors appeared to have reasons for optimism. Leading indicators suggested that the domestic economic recovery was under way and corporations showed solid improvement in their earnings. Fiscal and monetary stimulus from the federal government also seemed to reassure investors.

      Throughout the year, we maintained our fundamentally based investment discipline for the Portfolio, believing that our focus on quality companies selling at attractive prices ultimately would do well, despite temporary underperformance. We remained focused on low-priced stocks of companies with strong fundamentals and high dividends. While those stocks gained traction during the second half of the Portfolio's fiscal year ended December 31, 2010, they lagged the broader market. By the end of the year, however, we believed that the price differences (comparing price-to-earnings ratios of value and growth stocks) had set up a very good scenario for improved relative performance by value stocks going forward.

A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What types of investments most affected the Portfolio's benchmark-relative performance over the 12 months ended December 31, 2010?

A: The Portfolio was hurt by its investments in companies based in Europe, or with significant exposure to Europe, as lingering doubts about the European credit crisis and a weakened euro currency undermined prices. In addition, stock selections in the information technology, financials and health care sectors tended to lag.

      The Portfolio did, however, have some excellent performers, including selections in energy, as well as stocks in the infrastructure and rails groups. Among the Portfolio's energy selections, the top contributors included PetroChina, the Chinese oil and gas production and marketing company, and Ensco, the U.S.-based offshore drilling corporation. As the global economy expanded, infrastructure development activities picked up, benefiting two engineering and construction holdings: Fluor, based in the U.S., and ABB, based in Switzerland. The Portfolio also had excellent results from its investments in Canadian National and Canadian Pacific, two railway companies.

      Individual investments that held back Portfolio performance during the 12-month period included Nokia, the Finnish telecommunication equipment corporation; technology corporations Hewlett Packard and Microsoft; Bank of America; and Unilever, the global consumer staples corporation based in the United Kingdom. We sold the Portfolio's Nokia position. In health care, the Portfolio's positions in Teva Pharmaceuticals and Covidien also underperformed and had a negative effect on benchmark-relative returns for the 12-month period ended December 31, 2010.

Q:    What is your investment outlook?

A: We think the outlook is good for equities generally, and especially for value-based strategies. Equities in general are attractively priced relative to other asset classes. After underperforming in recent years, value stocks look especially appealing to us, relative to growth stocks. In the long run, earnings drive stock performance and we believe investors currently have a distinct opportunity in value stocks to be buying earnings at very good prices.

      We think it is possible that the stock market may undergo a temporary downturn in 2011, but we also believe that such a correction might be healthy and set the stage for the next move higher. American corporations now are enjoying the strongest recovery in earnings since World War II, and most of the negative economic indices -- such as jobs creation -- tend to be lagging indicators, reflecting past conditions rather than the future. The outlook appears particularly encouraging for those corporations exposed to global growth trends. One interesting, but overlooked, factor is that a significant portion of the profits of American corporations is derived from global business. Moreover, while most of the attention has been focused on the rapid growth of the largest emerging markets, notably China, India and Brazil, less understood is that the next 15 largest emerging market nations actually are growing faster and have more assets than the top three.

      We think we are seeing a strong and broad economic recovery, which is occurring at a time when corporations generally are in strong financial shape, with relatively little debt on their balance sheets. We think there are many opportunities in companies that have both the momentum and the resources to expand globally.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)
--------------------------------------------------------------------------------

      As we pointed out earlier, the Portfolio's value investment style has been out of favor for the past four years. If history is any indication, however, we think this could be a good time to be invested in value stocks.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                           Value
              COMMON STOCKS - 91.1%
              Energy - 8.4%
              Integrated Oil & Gas - 8.4%
    59,500    ConocoPhillips, Inc.                        $  4,051,950
    93,700    Gazprom OAO (A.D.R.)                           2,383,728
    23,600    PetroChina Co., Ltd. (A.D.R.)                  3,103,164
                                                          ------------
                                                          $  9,538,842
                                                          ------------
              Total Energy                                $  9,538,842
                                                          ------------
              Materials - 1.8%
              Diversified Metals & Mining - 1.8%
    77,450    Anglo American Plc*                         $  2,022,220
                                                          ------------
              Total Materials                             $  2,022,220
                                                          ------------
              Capital Goods - 16.1%
              Aerospace & Defense - 7.5%
    27,600    Boeing Co.                                  $  1,801,176
    67,500    ITT Corp.                                      3,517,425
    40,700    United Technologies Corp.                      3,203,904
                                                          ------------
                                                          $  8,522,505
                                                          ------------
              Construction & Engineering - 2.2%
    38,100    Fluor Corp.                                 $  2,524,506
                                                          ------------
              Heavy Electrical Equipment - 3.6%
   106,400    ABB, Ltd.                                   $  2,388,680
   345,000    Alstom SA                                      1,683,600
                                                          ------------
                                                          $  4,072,280
                                                          ------------
              Industrial Conglomerates - 2.8%
    37,100    3M Co.                                      $  3,201,730
                                                          ------------
              Total Capital Goods                         $ 18,321,021
                                                          ------------
              Transportation - 2.6%
              Railroads - 2.6%
    18,500    Canadian National Railway Co.               $  1,229,695
    27,150    Canadian Pacific Railway, Ltd.                 1,759,592
                                                          ------------
                                                          $  2,989,287
                                                          ------------
              Total Transportation                        $  2,989,287
                                                          ------------
              Automobiles & Components - 3.3%
              Auto Parts & Equipment - 3.3%
    52,000    BorgWarner, Inc.                            $  3,762,720
                                                          ------------
              Total Automobiles & Components              $  3,762,720
                                                          ------------
              Media - 3.4%
              Movies & Entertainment - 3.4%
   104,200    The Walt Disney Co.                         $  3,908,542
                                                          ------------
              Total Media                                 $  3,908,542
                                                          ------------
              Food, Beverage & Tobacco - 11.8%
              Agricultural Products - 1.6%
    15,500    Archer Daniels Midland Co.                  $    466,240
    20,600    Bunge, Ltd. (b)                                1,349,712
                                                          ------------
                                                          $  1,815,952
                                                          ------------
              Distillers & Vintners - 2.2%
    33,450    Diageo Plc (A.D.R.)                         $  2,486,339
                                                          ------------
              Packaged Foods & Meats - 8.0%
    97,700    Kraft Foods, Inc.                           $  3,078,527
    47,800    Nestle SA ( A.D.R.)                            2,811,596
   102,300    Unilever N.V.                                  3,212,220
                                                          ------------
                                                          $  9,102,343
                                                          ------------
              Total Food, Beverage & Tobacco              $ 13,404,634
                                                          ------------
              Household & Personal Products - 3.4%
              Household Products - 3.4%
    61,150    Kimberly-Clark Corp.                        $  3,854,896
                                                          ------------
              Total Household &
              Personal Products                           $  3,854,896
                                                          ------------
              Health Care Equipment & Services - 2.8%
              Health Care Equipment - 2.8%
    70,700    Covidien, Ltd.                              $  3,228,162
                                                          ------------
              Total Health Care Equipment &
              Services                                    $  3,228,162
                                                          ------------
              Pharmaceuticals & Biotechnology - 12.2%
              Pharmaceuticals - 12.2%
    71,750    Abbott Laboratories Co.                     $  3,437,543
    48,500    Bayer AG (A.D.R.)                              3,557,960
   103,600    Bristol-Myers Squibb Co.                       2,743,328
    44,600    Johnson & Johnson Co.                          2,758,510
    26,100    Teva Pharmaceutical Industries, Ltd.           1,360,593
                                                          ------------
                                                          $ 13,857,934
                                                          ------------
              Total Pharmaceuticals &
              Biotechnology                               $ 13,857,934
                                                          ------------
              Diversified Financials - 6.8%
              Diversified Financial Services - 5.7%
    96,200    Bank of America Corp.                       $  1,283,308
   489,100    Citigroup, Inc.                                2,313,443
    68,300    JPMorgan Chase & Co.                           2,897,286
                                                          ------------
                                                          $  6,494,037
                                                          ------------
              Investment Banking & Brokerage - 1.1%
     7,350    Goldman Sachs Group, Inc.                   $  1,235,976
                                                          ------------
              Total Diversified Financials                $  7,730,013
                                                          ------------
              Insurance - 2.9%
              Property & Casualty Insurance - 2.9%
    55,600    Chubb Corp.                                 $  3,315,984
                                                          ------------
              Total Insurance                             $  3,315,984
                                                          ------------
              Software & Services - 3.1%
              Systems Software - 3.1%
   125,300    Microsoft Corp.                             $  3,498,376
                                                          ------------
              Total Software & Services                   $  3,498,376
                                                          ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Shares                                                           Value
              Technology Hardware & Equipment - 5.5%
              Computer Hardware - 2.6%
    71,150    Hewlett-Packard Co.                         $  2,995,415
                                                          ------------
              Technology Distributors - 2.9%
    46,000    Arrow Electronics, Inc.                     $  1,575,500
    50,550    Avnet, Inc.                                    1,669,667
                                                          ------------
                                                          $  3,245,167
                                                          ------------
              Total Technology Hardware &
              Equipment                                   $  6,240,582
                                                          ------------
              Telecommunication Services - 7.0%
              Integrated Telecommunication
              Services - 4.4%
    74,100    AT&T Corp.                                  $  2,177,058
    80,500    Verizon Communications, Inc.                   2,880,290
                                                          ------------
                                                          $  5,057,348
                                                          ------------
              Wireless Telecommunication
              Services - 2.6%
   111,200    Vodafone Group Plc (A.D.R.)                 $  2,939,013
                                                          ------------
              Total Telecommunication
              Services                                    $  7,996,361
                                                          ------------
              TOTAL COMMON STOCKS
              (Cost $89,167,848)                          $103,669,574
                                                          ------------
Principal
Amount ($)
              TEMPORARY CASH INVESTMENTS - 13.0%
              Repurchase Agreements - 11.8%
 2,685,000    Barclays Plc, 0.10%, dated
              12/31/10, repurchase price of
              $2,685,000 plus accrued interest
              on 1/3/11 collateralized by
              $2,738,701 U.S. Treasury Strip,
              1.25%, 4/15/14                              $  2,685,000
 2,685,000    BNP Paribas SA, 0.18%, dated
              12/31/10, repurchase price of
              $2,685,000 plus accrued interest
              on 1/3/11 collateralized by
              $2,738,700 Federal National
              Mortgage Association, 4.0% -
              5.5%, 8/1/37 - 11/1/40                         2,685,000
 4,685,000    BNP Paribas SA, 0.15%, dated
              12/31/10, repurchase price of
              $4,685,000 plus accrued
              interest on 1/3/11 collateralized
              by the following:
              $568,159 U.S. Treasury Strip,
              0.0%, 8/15/22 - 5/15/28
              $500,119 U.S. Treasury Bond,
              4.375%, 2/15/38
              $3,710,423 U.S. Treasury Notes,
              2.375%, 8/31/14                                4,685,000
   685,000    Deutsche Bank, 0.18%, dated
              12/31/10, repurchase price of
              $685,000 plus accrued interest on
              1/3/11 collateralized by the
              following:
              $275,515 U.S. Treasury Strip,
              0.0%, 2/15/36
              $423,185 U.S. Treasury Inflation
              Protected Security, 0.0%,
              8/15/22                                          685,000
2,675,000     Societe Generale SA, 0.20%, dated
              12/31/10, repurchase price of
              $1,000,000 plus accrued interest
              on 1/3/11 collateralized by the
              following:
              $2,595,013 U.S. Treasury Notes,
              0.5%, 10/15/13
              $133,487 U.S. Treasury Bill,
              0.0%, 12/15/11                                 2,675,000
                                                           -----------
              Total Repurchase Agreements                 $ 13,415,000
                                                          ------------
              Securities Lending Collateral - 1.2% (c)
              Certificates of Deposit:
   38,353     Bank of Nova Scotia,
              0.37%, 9/29/11                              $     38,353
   26,847     BBVA Group NY, 0.61%, 7/26/11                     26,847
   27,976     BNP Paribas Bank NY,
              0.1%, 1/3/11                                      27,976
   19,176     BNP Paribas Bank NY,
              0.29%, 2/8/11                                     19,176
   19,176     BNP Paribas Bank NY,
              0.3%, 1/20/11                                     19,176
   38,353     Canadian Imperial Bank of
              Commerce NY, 0.29%, 4/27/11                       38,353
   38,353     DnB NOR Bank ASA NY,
              0.25%, 3/7/11                                     38,353
   19,175     National Australia Bank NY,
              0.31%, 10/19/11                                   19,175
   38,353     RoboBank Netherland NV NY,
              0.31%, 8/8/11                                     38,353
   38,353     Royal Bank of Canada NY,
              0.44%, 12/2/11                                    38,353
   19,176     SocGen NY, 0.30%, 2/10/11                         19,176
   38,353     Westpac Banking Corp. NY,
              0.44%, 12/6/11                                    38,353
                                                          ------------
                                                          $    361,644
                                                          ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                       Value
              Commercial Paper:
    23,012    American Honda Finance,
              0.30%, 5/4/11                               $     23,012
    15,397    American Honda Finance,
              1.05%, 6/20/11                                    15,397
    14,089    Australia & New Zealand Banking
              Group, 0.89%, 8/4/11                              14,089
    39,071    Caterpillar Financial Services Corp.,
              1.05%, 6/24/11                                    39,071
    42,188    CBA, 0.32%, 1/3/11                                42,188
    11,503    CHARFD, 0.26%, 2/8/11                             11,503
    19,172    FAIRPP, 0.27%, 2/2/11                             19,172
    19,690    FAIRPP, 0.27%, 3/7/11                             19,690
    38,356    Federal Home Loan Bank,
              0.37%, 6/1/11                                     38,356
    19,176    GE Corp., 0.34%, 1/26/11                          19,176
    19,183    General Electric Capital Corp.,
              0.38%, 4/28/11                                    19,183
     3,834    General Electric Capital Corp.,
              0.38%, 6/6/11                                      3,834
    38,333    OLDLLC, 0.27%, 3/11/11                            38,333
    38,337    SEB, 0.39%, 2/7/11                                38,337
    46,023    SOCNAM, 0.1%, 1/3/11                              46,023
    19,174    SOCNAM, 0.29%, 1/14/11                            19,174
    22,997    STDFIN, 0.6%, 2/8/11                              22,997
    38,344    STRAIT, 0.25%, 2/2/11                             38,344
    19,175    TBLLC, 0.27%, 1/10/11                             19,175
    19,172    TBLLC, 0.27%, 2/2/11                              19,172
    38,353    Toyota Motor Credit Corp.,
              0.44%, 9/8/11                                     38,353
    15,336    VARFUN, 0.26%, 2/14/11                            15,336
    23,376    VARFUN, 0.27%, 1/20/11                            23,376
    23,012    Wachovia, 0.40%, 3/22/11                          23,012
    15,351    Wachovia, 0.42%, 10/15/11                         15,351
                                                          ------------
                                                          $    621,654
                                                          ------------
              Tri-party Repurchase
              Agreements:
    55,995    Deutsche Bank Securities, Inc.,
              0.22%, 1/3/11                               $     55,995
    76,706    HSBC Bank USA NA,
              0.21%, 1/3/11                                     76,706
   111,223    RBS Securities, Inc.,
              0.25%, 1/3/11                                    111,223
                                                          ------------
                                                          $    243,924
                                                          ------------
Shares
              Money Market Mutual Funds:
    61,364    Dreyfus Preferred Money Market Fund         $     61,364
    61,364    Fidelity Prime Money Market Fund                  61,364
                                                          ------------
                                                          $    122,728
                                                          ------------
              Total Securities Lending Collateral         $  1,349,950
                                                          ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $14,764,950)                          $ 14,764,950
                                                          ------------
              TOTAL INVESTMENT
              IN SECURITIES - 104.1%
              (Cost $103,932,798) (a)                     $118,434,524
                                                          ------------
              OTHER ASSETS AND
              LIABILITIES - (4.1)%                        $ (4,613,911)
                                                          ------------
              TOTAL NET ASSETS - 100.0%                   $113,820,613
                                                          ------------

(A.D.R.) American Depositary Receipt
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $103,962,663 was as follows:

         Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost         $14,561,560
         Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value             (89,699)
                                                                     -----------
         Net unrealized gain                                         $14,471,861
                                                                     ===========

(b)      At December 31, 2010, the following security was out on loan:

         Shares    Security                                                Value
         20,300    Bunge, Ltd.                                        $1,330,056
                                                                      ----------
                   Total                                              $1,330,056
                                                                      ==========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $47,980,086 and $16,079,287, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                                Level 1        Level 2      Level 3       Total
Common Stocks                $103,669,574    $         -    $     -    $103,669,574
Temporary Cash Investments              -     14,642,222          -      14,642,222
Money Market Mutual Funds         122,728              -          -         122,728
                             ------------    -----------    -------    ------------
Total                        $ 10,792,302    $14,642,222    $     -    $118,434,524
                             ============    ===========    =======    ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year        Year           Year          Year        Year
                                                                 Ended       Ended          Ended        Ended       Ended
                                                               12/31/10    12/31/09       12/31/08      12/31/07    12/31/06
Class II
Net asset value, beginning of period                           $  10.37    $   9.03       $  13.56      $  12.85    $  10.99
                                                               --------    --------       ---------     --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.08    $  (0.03)(b)   $   0.17      $   0.14    $   0.12
 Net realized and unrealized gain (loss) on investments            0.87        1.44          (4.54)         0.68        1.76
                                                               --------    --------       ---------     --------    --------
  Net increase (decrease) from investment operations           $   0.95    $   1.41       $  (4.37)     $   0.82    $   1.88
Distributions to shareowners:
 Net investment income                                            (0.06)      (0.07)         (0.16)        (0.11)      (0.02)
 Net realized gain                                                   --          --           0.00(a)         --          --
                                                               --------    ---------      --------      --------    --------
Net investment increase in net asset value                     $   0.89    $   1.34       $  (4.53)     $   0.71    $   1.86
                                                               --------    ---------      --------      --------    --------
Net asset value, end of period                                 $  11.26    $  10.37       $    9.03     $  13.56    $  12.85
                                                               ========    ========       ========      ========    ========
Total return*                                                      9.26%      15.73%        (32.54)%        6.40%      17.14%
Ratio of net expenses to average net assets+                       1.00%       1.00%          1.00%         1.00%       1.00%
Ratio of net investment income to average net assets+              1.10%       1.36%          1.52%         1.43%       1.70%
Portfolio turnover rate                                              21%         21%            31%           17%         19%
Net assets, end of period (in thousands)                       $113,821    $ 68,132       $ 14,708      $ 20,560    $ 14,290
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.09%       1.20%          1.55%         1.32%       1.68%
 Net investment income                                             1.01%       1.16%          0.97%         1.11%       1.02%


* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(a)   Amount rounds to less than one cent per share.
(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $1,330,056) (cost $103,932,798)     $118,434,524
 Receivables --
  Portfolio shares sold                                                                            203,940
  Dividends and interest                                                                           188,231
 Other                                                                                                 888
                                                                                              ------------
   Total assets                                                                               $118,827,583
                                                                                              ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $  1,435,443
  Portfolio shares repurchased                                                                       1,308
  Upon return of securities loaned                                                               1,349,950
 Due to bank                                                                                     2,174,589
 Due to affiliates                                                                                   3,349
 Accrued expenses                                                                                   42,331
                                                                                              ------------
   Total liabilities                                                                          $  5,006,970
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $100,269,845
 Undistributed net investment income                                                               946,757
 Accumulated net realized loss on investments                                                   (1,897,715)
 Net unrealized gain on investments                                                             14,501,726
                                                                                              ------------
  Total net assets                                                                            $113,820,613
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $113,820,613/10,108,070 shares)                                           $      11.26
                                                                                              ============

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $62,988)                                  $1,787,549
 Interest                                                                                  13,505
 Income from securities loaned, net                                                        10,539
                                                                                       ----------
  Total investment income                                                                              $1,811,593
                                                                                                       ----------
EXPENSES:
 Management fees                                                                       $  604,870
 Transfer agent fees                                                                        1,500
 Distribution fees                                                                        216,025
 Administrative reimbursements                                                             27,258
 Custodian fees                                                                            14,264
 Professional fees                                                                         49,437
 Printing expense                                                                          17,351
 Fees and expenses of nonaffiliated trustees                                                8,075
 Miscellaneous                                                                              1,459
                                                                                       ----------
  Total expenses                                                                                       $  940,239
                                                                                                       ----------
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (76,140)
                                                                                                       ----------
  Net expenses                                                                                         $  864,099
                                                                                                       ----------
   Net investment income                                                                               $  947,494
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on Investments                                                                      $  764,256
                                                                                                       ----------
 Change in net unrealized gain on Investments                                                          $7,744,958
                                                                                                       ----------
 Net gain on investments                                                                               $8,509,214
                                                                                                       ----------
 Net increase in net assets resulting from operations                                                  $9,456,708
                                                                                                       ==========

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                               Year Ended        Year Ended
                                                                                12/31/10          12/31/09
FROM OPERATIONS:
Net investment income                                                         $    947,494      $    502,131
Net realized gain (loss) on investments                                            764,256        (1,604,992)
Change in net unrealized gain (loss) on investments                              7,744,958        10,844,292
                                                                              ------------      ------------
  Net increase in net assets resulting from operations                        $  9,456,708      $  9,741,431
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.06 and $0.07 per share, respectively)                          $   (502,774)     $   (279,759)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $   (502,774)     $   (279,759)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 39,273,488      $ 48,152,496
Reinvestment of distributions                                                      502,774           279,759
Cost of shares repurchased                                                      (3,041,511)       (4,469,862)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $ 36,734,751      $ 43,962,393
                                                                              ------------      ------------
  Net increase in net assets                                                  $ 45,688,685      $ 53,424,065
NET ASSETS:
Beginning of year                                                               68,131,928        14,707,863
                                                                              ------------      ------------
End of year                                                                   $113,820,613      $ 68,131,928
                                                                              ------------      ------------
Undistributed net investment income                                           $    946,757      $    502,037
                                                                              ============      ============

                                   '10 Shares      '10 Amount      '09 Shares      '09 Amount
CLASS II
Shares sold                        3,779,816      $ 39,273,488     5,422,665      $ 48,152,496
Reinvestment of distributions         51,461           502,774        32,046           279,759
Less shares repurchased             (295,946)       (3,041,511)     (511,345)       (4,469,862)
                                   ---------      ------------     ---------      ------------
  Net increase                     3,535,331      $ 36,734,751     4,943,366      $ 43,962,393
                                   =========      ============     =========      ============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2010, The Portfolio had a net capital loss carryforward of $1,867,850, of which, the following amounts will expire between 2016 and 2017 if not utilized: $231,012 in 2016, and $1,636,838 in 2017.

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                          2010            2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $   502,774       $279,759
                                                      -----------       --------
  Total distributions                                 $   502,774       $279,759
                                                      ===========       ========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                         $   946,757
Capital loss carryforward                              (1,867,850)
Unrealized appreciation                                14,471,861
                                                      -----------
  Total                                               $13,550,768
                                                      ===========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.    Portfolio Shares
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2012, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Expenses waived during the year ended December 31, 2010, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,443 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $129 in transfer agent fees payable to PIMSS at December 31, 2010.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $777 in distribution fees payable to PFD at December 31, 2010.

5.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Cullen Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Cullen Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Cullen Capital Management, LLC (Cullen Capital) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Cullen Capital to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2010, and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                      the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Chairman of the     Trustee since 1994. Serves
                              Board, Trustee      until a successor trustee is
                              and President       elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury           Trustee and         Trustee since 2007. Serves
(52)*                         Executive Vice      until a successor trustee is
                              President           elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
-------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Non-Executive Chairman and a director of Pioneer Investment     None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a director of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP

-------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury           Director, CEO and President of PIM-USA (since February          None
(52)*                         2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice President of all of the Pioneer Funds (since
                              March 2007); Director of PGAM (2007 - 2010); Head of New
                              Europe Division, PGAM (2000 - 2005); and Head of New Markets
                              Division, PGAM (2005 - 2007)
-------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

 INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee             Trustee since 2005. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)             Trustee             Trustee since 2000. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee             Trustee since 2008. Serves
(66)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham          Trustee             Trustee since 2000. Serves
(63)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Interim Chief Executive Officer, Oxford Analytica, Inc.         Director of Enterprise
                              (privately held research and consulting company) (2010 -        Community Investment, Inc.
                              present); Managing Partner, Federal City Capital Advisors       (privately held affordable
                              (corporate advisory services company) (1997 - 2004 and 2008     housing finance company) (1985
                              - present); Executive Vice President and Chief Financial        - present); Director of Oxford
                              Officer, I-trax, Inc. (publicly traded health care services     Analytica, Inc. (2008 -
                              company) (2004 - 2007); and Executive Vice President and        present); Director of The
                              Chief Financial Officer, Pedestal Inc. (internet-based          Swiss Helvetia Fund, Inc.
                              mortgage trading company) (2000 - 2002)                         (closed-end fund) (2010 -
                                                                                              present); and Director of New
                                                                                              York Mortgage Trust (publicly
                                                                                              traded mortgage REIT) (2004 -
                                                                                              2009)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)             President, Bush International, LLC (international financial     Director of Marriott
                              advisory firm) (1991 - present); Managing Director, Federal     International, Inc. (2008 -
                              Housing Finance Board (oversight of Federal Home Loan Bank      present); Director of Discover
                              system) (1989 - 1991); Vice President and Head of               Financial Services (credit
                              International Finance, Federal National Mortgage Association    card issuer and electronic
                              (1988 - 1989); U.S. Alternate Executive Director,               payment services) (2007 -
                              International Monetary Fund (1984 - 1988); Executive            present); Former Director of
                              Assistant to Deputy Secretary of the U.S. Treasury, U.S.        Briggs & Stratton Co. (engine
                              Treasury Department (1982 - 1984); and Vice President and       manufacturer) (2004 - 2009);
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -     Director of UAL Corporation
                              1982)                                                           (airline holding company)
                                                                                              (2006 - present); Director of
                                                                                              ManTech International
                                                                                              Corporation (national
                                                                                              security, defense, and
                                                                                              intelligence technology firm)
                                                                                              (2006 - present); Member,
                                                                                              Board of Governors, Investment
                                                                                              Company Institute (2007 -
                                                                                              present); Former Director of
                                                                                              Brady Corporation (2000 -
                                                                                              2007); Former Director of
                                                                                              Mortgage Guaranty Insurance
                                                                                              Corporation (1991 - 2006);
                                                                                              Former Director of Millennium
                                                                                              Chemicals, Inc. (commodity
                                                                                              chemicals) (2002 - 2005);
                                                                                              Former Director, R.J. Reynolds
                                                                                              Tobacco Holdings, Inc.
                                                                                              (tobacco) (1999 - 2005); and
                                                                                              Former Director of Texaco,
                                                                                              Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          William Joseph Maier Professor of Political Economy, Harvard    Trustee, Mellon Institutional
(66)                          University (1972 - present)                                     Funds Investment Trust and
                                                                                              Mellon Institutional Funds
                                                                                              Master Portfolio (oversaw 17
                                                                                              portfolios in fund complex)
                                                                                              (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham          Founding Director, Vice President and Corporate Secretary,      None
(63)                          The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and
                              Organizational Learning, Xerox PARC, Xerox's Advance
                              Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee             Trustee since 2006. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)      Trustee             Trustee since 1995. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee             Trustee since 2008. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Director, Broadridge Financial
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc.          Solutions, Inc. (investor
                              (technology products for securities lending industry) (2008     communications and securities
                              - present); private investor (2004 - 2008); and Senior          processing provider for
                              Executive Vice President, The Bank of New York (financial       financial services industry)
                              and securities services) (1986 - 2004)                          (2009 - present); and
                                                                                              Director, Quadriserv, Inc.
                                                                                              (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)      President and Chief Executive Officer, Newbury, Piret &         Director of New America High
                              Company, Inc. (investment banking firm) (1981 - present)        Income Fund, Inc. (closed-end
                                                                                              investment company) (2004 -
                                                                                              present); and member, Board of
                                                                                              Governors, Investment Company
                                                                                              Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -      Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to        Fund, Inc. (closed-end
                              1998)                                                           investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager) (1997 -
                                                                                              2005)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)

 TRUST OFFICERS

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary           Since 2010. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer           Since 2008. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant           Since 2000. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant           Since 2002. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant           Since 2009. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief               Since 2010. Serves at the
                              Compliance          discretion of the Board.
                              Officer
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS OFFICER
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer         None
                              since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                              Funds from September 2003 to May 2010; and Vice President
                              and Senior Counsel of Pioneer from July 2002 to December
                              2007
--------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)        Fund Governance Director of Pioneer since December 2006 and     None
                              Assistant Secretary of all the Pioneer Funds since June
                              2010; Manager - Fund Governance of Pioneer from December
                              2003 to November 2006; and Senior Paralegal of Pioneer from
                              January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary      None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and            None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                              Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant Vice President - Fund Accounting, Administration      None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)            Fund Accounting Manager - Fund Accounting, Administration       None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting,                  None
                              Administration and Controllership Services since November
                              2008; Assistant Treasurer of all of the Pioneer Funds since
                              January 2009; and Client Service Manager - Institutional
                              Investor Services at State Street Bank from March 2003 to
                              March 2007
--------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer      None
                              Funds since March 2010; Director of Adviser and Portfolio
                              Compliance at Pioneer since October 2005; and Senior
                              Compliance Officer for Columbia Management Advisers, Inc.
                              from October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18678-05-0211


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2010



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     19

  Approval of Investment Advisory Agreement                                   20

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                 70.0%
Depositary Receipts for International Stocks                                18.2%
Temporary Cash Investments                                                   5.3%
International Preferred Stocks                                               4.1%
U.S. Common Stocks                                                           2.4%

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Geographical Distribution
(As a percentage of equity holdings)

Brazil                                                                      18.9%
India                                                                       12.0%
South Korea                                                                 11.9%
People's Republic of China                                                   7.5%
Taiwan                                                                       7.1%
Indonesia                                                                    5.3%
South Africa                                                                 5.1%
Mexico                                                                       4.7%
Turkey                                                                       4.5%
Russia                                                                       3.7%
Canada                                                                       3.6%
Malaysia                                                                     3.3%
United States                                                                3.0%
Poland                                                                       2.4%
Hong Kong                                                                    2.3%
Thailand                                                                     2.2%
United Kingdom                                                               1.4%
Peru                                                                         1.1%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.  Vale SA (A.D.R.)                                                      2.87%
  2.  Nuevo Grupo Mexico SA                                                 2.50
  3.  Pacific Rubiales Energy Corp.                                         2.40
  4.  Hyundai Heavy Industries Co., Ltd.*                                   2.15
  5.  Samsung Electronics Co., Ltd.                                         2.07

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/10          12/31/09
  Class I                                  $ 31.52           $ 27.34
  Class II                                 $ 31.04           $ 26.94

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.1368       $  -              $  -
  Class II                  $ 0.0866       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

          Pioneer Emerging Markets    Pioneer Emerging Markets     MSCI Emerging
           VCT Portfolio, Class I     VCT Portfolio, Class II      Markets Index
12/00             10,000                      10,000                  10,000
                   9,281                       9,263                   9,763
12/02              9,169                       9,131                   9,177
                  14,503                      14,407                  14,342
12/04             17,258                      17,106                  18,064
                  23,809                      23,539                  24,303
12/06             32,324                      31,897                  32,223
                  46,177                      45,438                  45,040
12/08             19,300                      18,946                  21,087
                  33,706                      32,970                  37,751
12/10             39,063                      38,116                  44,998

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------
                                                          Class I       Class II
--------------------------------------------------------------------------------
10 Years                                                  14.60%         14.32%
5 Years                                                   10.41%         10.12%
1 Year                                                    15.89%         15.61%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

    Share Class                                  I               II
    -------------------------------------------------------------------
    Beginning Account Value on 7/1/10        $1,000.00       $1,000.00
    Ending Account Value on 12/31/10         $1,257.21       $1,255.68
    Expenses Paid During Period*             $    8.25       $    9.67

* Expenses are equal to the Portfolio's annualized expense ratio of 1.45% and 1.70% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

    Share Class                                  I               II
    -------------------------------------------------------------------
    Beginning Account Value on 7/1/10        $1,000.00       $1,000.00
    Ending Account Value on 12/31/10         $1,017.90       $1,016.64
    Expenses Paid During Period*             $    7.37       $    8.64

* Expenses are equal to the Portfolio's annualized expense ratio of 1.45% and 1.70% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION

In the following interview, John Pollen, lead portfolio manager of the Pioneer Emerging Market VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12 months ended December 31, 2010.

Q: Please review the performance of emerging market stocks and the Portfolio during the 12 months ended December 31, 2010.

A: Over the 12 months ended December 31, 2010, Pioneer Emerging Markets VCT
   Portfolio Class I shares returned 15.89% at net asset value, and Class II shares returned 15.61%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, returned 19.20%. Over the same period, the average return of the 64 variable portfolios in Lipper's Emerging Markets Underlying Funds category was 18.61%. Emerging markets equities outperformed those in developed markets, as measured by the MSCI World Index, by a wide margin over the 12 months ended December 31, 2010 (the MSCI World Index returned 12.34% over the 12-month period).

   Three important factors underpinned the strong performance of emerging market equities during the 12 months ended December 31, 2010. First, ultra-low interest rates in the world's largest economies created an abundance of liquidity and fueled investors' risk appetites, energizing demand for emerging market stocks. Second, economic growth in the emerging markets remained very strong, supported by healthy government finances, sound fiscal policies, and robust export volumes. At the same time, the developed markets were pressured by concerns about slow growth and soaring levels of government debt, providing a clear contrast for global investors. Third, the surging price of grains, metals, and various industrial commodities boosted revenues for both governments and corporations.

Q: What were the key factors that helped and hurt the Portfolio's performance over the 12 months ended December 31, 2010?

A: The largest factor in the Portfolio's benchmark-relative underperformance was the financials sector, where the key performance detractors were Turkish bank Asya Katilim Bankasi and Chinese property company Guangzhou R&F Properties.

   The Portfolio generated its best performance in the consumer discretionary sector over the 12-month period, where value was added through both an overweight allocation and strong stock selection. The Portfolio held an average weighting of about 12.2% in the sector, nearly double the weighting in the MSCI Emerging Markets Index. In our view, consumer discretionary stocks offer the best way to capitalize on the rapid growth of the emerging markets middle class. The auto sector, in particular, was an area of strength for the

   ----------------------------------------
   1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Portfolio. Auto sales in the emerging markets were very robust during the past year, and we expect that this will continue to represent an area of substantial long-term opportunity due to the rising wealth of emerging market consumers. These favorable trends form the basis for the Portfolio's positions in stocks such as Astra International (Indonesia), Bajaj Auto (India) and KIA Motors (Korea), all of which outperformed during the 12-month period and added to the Portfolio's performance results. Energy was another area of notable strength for the Portfolio, where holdings in the Russian company Novatek and the Canada-domiciled natural gas driller Pacific Rubiales delivered particularly strong performance.

Q: As of December 31, 2010, how is the Portfolio positioned in terms of countries and sectors?

A: From a country perspective, the Portfolio's main overweights are in India, Turkey, Indonesia and Brazil, while its key underweights are in China, Taiwan, South Africa and Korea.

   On a sector basis, the Portfolio's main overweight positions are in consumer discretionary, materials and health care, and its largest underweights are in financials, energy, telecommunications services and information technology.

Q: What is your broader view on the emerging markets?

A: We believe there remain many powerful reasons why emerging equity markets can move higher, such as robust economic growth, healthy government finances, strong foreign currency reserves and continued upgrades to earnings estimates. In particular, emerging markets have much lower debt levels than governments in the developed world, an issue that is currently in the spotlight and is likely to remain so over several years. A healthier fiscal position and much stronger domestic demand should drive superior growth in the emerging markets for a multi-year period. The valuation picture is also positive, as valuations have been falling for most of the past year and are by no means expensive either by relative or historical measures.

   While we remain bullish on the outlook for the emerging markets, the prevalence of exogenous risks means that there are likely to be periods characterized by heightened investor risk aversion and market weakness. One development we are watching closely are the rate hikes and other monetary tightening measures being initiated by governments in several emerging market nations, particularly in Asia, in an effort to thwart the risk of inflation. Such measures could slow economic growth in the emerging markets. We are therefore seeking to maintain a balance in the Portfolio between quality names exposed to growth, especially in domestic consumption, and those companies that are more stable and offer downside protection.

   Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

    Shares                                                      Value
             PREFERRED STOCKS - 4.2%
             Transportation - 0.5%
             Airlines - 0.5%
    35,145   Tam SA*                                     $    825,073
                                                         ------------
             Total Transportation                        $    825,073
                                                         ------------
             Semiconductors - 2.0%
     5,239   Samsung Electronics Co., Ltd.*              $  3,031,492
                                                         ------------
             Total Semiconductors                        $  3,031,492
                                                         ------------
             Utilities - 1.7%
             Electric Utilities - 1.7%
   101,750   Cia Paranaense de Energia SA de CV          $  2,544,440
                                                         ------------
             Total Utilities                             $  2,544,440
                                                         ------------
             TOTAL PREFERRED STOCKS
             (Cost $5,200,996)                           $  6,401,005
                                                         ------------
             COMMON STOCKS - 94.0%
             Energy - 9.8%
             Coal & Consumable Fuels - 1.3%
 6,650,500   Adaro Energy PT                             $  1,878,336
                                                         ------------
             Integrated Oil & Gas - 1.6%
    24,907   Lukoil Holding OAO (A.D.R.)*                $  1,425,179
    26,379   Petrobras Brasileiro SA (A.D.R.)*(b)             901,370
                                                         ------------
                                                         $  2,326,549
                                                         ------------
             Oil & Gas Exploration & Production - 5.7%
   867,100   CNOOC, Ltd.                                 $  2,063,106
    15,387   Novatek OAO (G.D.R.)*                          1,850,352
    95,816   OGX Petroleo e Gas Participacoes SA*           1,154,723
   104,015   Pacific Rubiales Energy Corp.                  3,515,220
                                                         ------------
                                                         $  8,583,401
                                                         ------------
             Oil & Gas Refining & Marketing - 1.2%
    72,466   Tupras-Turkiye Petrol Rafinerileri A.S.*    $  1,815,819
                                                         ------------
             Total Energy                                $ 14,604,105
                                                         ------------
             Materials - 21.1%
             Commodity Chemicals - 1.1%
   917,600   Petronas Chemicals Group Bhd*               $  1,642,663
                                                         ------------
             Construction Materials - 1.3%
 1,047,800   PT Indocement Tunggal Prakarsa Tbk          $  1,853,403
                                                         ------------
             Diversified Metals & Mining - 7.5%
    79,922   Eurasian Natural Resources Corp.            $  1,308,505
    16,551   Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                      1,987,610
    31,181   KGHM Polska Mie SA*                            1,823,191
   101,238   Norilsk Nickel OAO (A.D.R.)*                   2,433,762
   891,718   Nuevo Grupo Mexico SA                          3,670,905
                                                         ------------
                                                         $ 11,223,973
                                                         ------------
             Forest Products - 1.2%
   168,771   Duratex SA*                                 $  1,815,289
                                                         ------------

    Shares                                                      Value
             Gold - 2.2%
    87,289   Gold Fields, Ltd.                           $  1,578,346
    96,445   IAMGOLD Corp.                                  1,716,721
                                                         ------------
                                                         $  3,295,067
                                                         ------------
             Precious Metals & Minerals - 1.6%
    33,625   Compania de Minas Buenaventura SAA*         $  1,646,280
    43,445   Polymetal Corp.*                                 795,478
                                                         ------------
                                                         $  2,441,758
                                                         ------------
             Steel - 6.2%
    43,546   Companhia Vale do Rio Doce SA de CV (b)     $  1,505,385
    31,716   Kumba Iron Ore, Ltd.                           2,037,510
   224,033   MMX Mineracao e Metals SA*                     1,516,008
   139,194   Vale SA (A.D.R.) (b)                           4,206,443
                                                         ------------
                                                         $  9,265,346
                                                         ------------
             Total Materials                             $ 31,537,499
                                                         ------------
             Capital Goods - 4.7%
             Construction & Engineering - 1.0%
 1,184,400   China Railways Construction Corp.*          $  1,424,324
                                                         ------------
             Construction & Farm Machinery &
             Heavy Trucks - 3.7%
     7,969   Hyundai Heavy Industries Co., Ltd.*         $  3,145,617
    81,256   Tata Motors, Ltd.*                             2,375,111
                                                         ------------
                                                         $  5,520,728
                                                         ------------
             Total Capital Goods                         $  6,945,052
                                                         ------------
             Automobiles & Components - 7.6%
             Auto Parts & Equipment - 1.7%
     9,802   Hyundai Mobis Co., Ltd.*                    $  2,483,794
                                                         ------------
             Automobile Manufacturers - 4.6%
 1,262,000   Dongfeng Motor Group Co., Ltd.*             $  2,169,506
    53,179   Kia Motors Co., Ltd.*                          2,394,785
   373,600   PT Astra International Tbk                     2,259,753
                                                         ------------
                                                         $  6,824,044
                                                         ------------
             Motorcycle Manufacturers - 1.3%
    59,014   Bajaj Auton, Ltd.                           $  2,033,581
                                                         ------------
             Total Automobiles & Components              $ 11,341,419
                                                         ------------
             Consumer Durables & Apparel - 2.4%
             Homebuilding - 1.2%
   182,221   MRV Engenharia SA                           $  1,714,001
                                                         ------------
             Household Appliances - 0.8%
    33,600   Woongjin Coway Co., Ltd.*                   $  1,206,761
                                                         ------------
             Textiles - 0.4%
   204,000   Ruentex Industries, Ltd.                    $    607,519
                                                         ------------
             Total Consumer Durables & Apparel           $  3,528,281
                                                         ------------
             Retailing - 3.9%
             Apparel Retail - 1.2%
   168,671   Truworths International, Ltd.*              $  1,825,098
                                                         ------------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                         Value
             Department Stores - 2.7%
    74,044   Lojas Renner SA*                               $  2,516,394
     3,343   Lotte Shopping Co., Ltd.*                         1,409,873
                                                            ------------
                                                            $  3,926,267
                                                            ------------
             Total Retailing                                $  5,751,365
                                                            ------------
             Food & Drug Retailing - 1.4%
             Food Retail - 1.4%
    46,605   X-5 Retail Group NV (G.D.R.)*                  $  2,156,287
                                                            ------------
             Total Food & Drug Retailing                    $  2,156,287
                                                            ------------
             Food, Beverage & Tobacco - 2.4%
             Packaged Foods & Meats - 1.0%
 2,045,700   Charoen Pokphand Foods PCL*                    $  1,496,688
                                                            ------------
             Tobacco - 1.4%
   538,739   ITC, Ltd.*                                     $  2,102,360
                                                            ------------
             Total Food, Beverage & Tobacco                 $  3,599,048
                                                            ------------
             Household & Personal Products - 3.3%
             Household Products - 0.8%
     3,301   LG Household & Health Care, Ltd.*              $  1,147,704
                                                            ------------
             Personal Products - 2.5%
       136   Hypermarcas SA*                                $    166,090
   123,956   Hypermarcas SA*                                   1,682,823
    65,349   Natura Cosmeticos SA                              1,877,915
                                                            ------------
                                                            $  3,726,828
                                                            ------------
             Total Household & Personal
             Products                                       $  4,874,532
                                                            ------------
             Pharmaceuticals & Biotechnology - 3.3%
             Pharmaceuticals - 3.3%
   145,020   Aspen Pharmacare Holdings, Ltd.                $  2,026,010
    87,597   Celltrion, Inc.*                                  2,615,836
   122,254   Genomma Lab Internacional SA de CV*                 296,780
                                                            ------------
                                                            $  4,938,626
                                                            ------------
             Total Pharmaceuticals
             & Biotechnology                                $  4,938,626
                                                            ------------
             Banks - 15.4%
             Diversified Banks - 13.6%
   590,974   Asya Katilim Bankasi AS                        $  1,089,871
    96,553   Banco Bradesco SA (A.D.R.)*(b)                    1,959,060
    98,777   Banco do Brasil SA                                1,870,129
    31,425   Banco Itau SA (A.D.R.)                              754,514
 2,465,500   Bank Mandiri Tbk                                  1,777,165
 2,293,743   China Construction Bank, Ltd.                     2,053,486
 2,006,000   China Minsheng Banking Corp., Ltd.*               1,714,761
   848,600   CIMB Group Holdings Bhd                           2,338,186
    34,922   ICICI Bank, Ltd.                                    892,787
    95,944   Industrial and Commercial Bank of
             China, Ltd.*                                         71,362
   384,700   Kasikornbank PCL*                                 1,667,825
    16,031   State Bank of India, Ltd.*                        1,007,751

    Shares                                                         Value
             Diversified Banks - continued
   265,331   Turkiye Garanti Bankasi AS                        1,347,893
   208,828   Turkiye Halk Bankasi AS                           1,776,306
                                                            ------------
                                                            $ 20,321,096
                                                            ------------
             Thrifts & Mortgage Finance - 1.8%
   159,829   Housing Development Finance Corp.              $  2,611,407
                                                            ------------
             Total Banks                                    $ 22,932,503
                                                            ------------
             Diversified Financials - 1.6%
             Diversified Financial Services - 0.6%
   366,600   AMMB Holdings Bhd                              $    835,415
                                                            ------------
             Specialized Finance - 1.0%
   222,686   Rural Electrification Corp., Ltd.              $  1,492,057
                                                            ------------
             Total Diversified Financials                   $  2,327,472
                                                            ------------
             Insurance - 2.4%
             Life & Health Insurance - 1.2%
   166,500   Ping An Insurance (Group) Co. of China,
                Ltd.*                                       $  1,860,808
                                                            ------------
             Multi-Line Insurance - 1.2%
    14,563   Powszechny Zaklad Ubezpieczen SA               $  1,745,603
                                                            ------------
             Total Insurance                                $  3,606,411
                                                            ------------
             Real Estate - 0.4%
             Residential Real Estate Investment Trust - 0.4%
   487,206   Emlak Konut Gayrimenkul Yatirim Ortakligi,
                Ltd.*                                       $    625,514
                                                            ------------
             Total Real Estate                              $    625,514
                                                            ------------
             Software & Services - 3.4%
             IT Consulting & Other Services - 3.4%
    33,500   Infosys Technologies, Ltd. (A.D.R.)*           $  2,548,680
    96,754   Tata Consultancy Services, Ltd.                   2,511,634
                                                            ------------
                                                            $  5,060,314
                                                            ------------
             Total Software & Services                      $  5,060,314
                                                            ------------
             Technology Hardware & Equipment - 3.7%
             Communications Equipment - 2.8%
 2,900,000   China Wireless Technologies, Ltd.*             $  1,803,414
    77,000   HTC Corp.*                                        2,374,277
                                                            ------------
                                                            $  4,177,691
                                                            ------------
             Computer Hardware - 0.9%
   671,342   Wistron Corp.                                  $  1,364,056
                                                            ------------
             Total Technology Hardware &
             Equipment                                      $  5,541,747
                                                            ------------
             Semiconductors - 2.0%
   241,230   Taiwan Semiconductor Manufacturing Co.
             (A.D.R.)                                       $  3,025,024
                                                            ------------
             Total Semiconductors                           $  3,025,024
                                                            ------------
             Telecommunication Services - 4.7%
             Integrated Telecommunication Services - 1.0%
   585,000   Chunghwa Telecom Co., Ltd.                     $  1,485,801
                                                            ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                   Value
            Wireless Telecommunication Services - 3.7%
   50,242   America Movil Series L (A.D.R.)*         $  2,880,876
  115,500   China Mobile, Ltd.                          1,146,462
  641,000   Taiwan Mobile Co., Ltd.*                    1,531,479
                                                     ------------
                                                     $  5,558,817
                                                     ------------
            Total Telecommunication Services         $  7,044,618
                                                     ------------
            Utilities - 0.5%
            Electric Utilities - 0.5%
   29,841   CPFL Energia SA*                         $    740,833
                                                     ------------
            Total Utilities                          $    740,833
                                                     ------------
            TOTAL COMMON STOCKS
            (Cost $99,603,922)                       $140,180,650
                                                     ------------
            RIGHTS/WARRANTS - 0.0%
            Household & Personal Products - 0.0%
            Personal Products - 0.0%
      136   Hypermarcas SA Warrants*                 $         --
                                                     ------------
            TOTAL RIGHTS/WARRANTS
            (Cost $0)                                $         --
                                                     ------------

 Principal
Amount ($)
            TEMPORARY CASH INVESTMENTS - 5.5%
            Securities Lending Collateral - 5.5% (c)
            Certificates of Deposit:
  232,605   Bank of Nova Scotia, 0.37%, 9/29/11      $    232,605
  162,823   BBVA Group NY, 0.61%, 7/26/11                 162,823
  169,671   BNP Paribas Bank NY, 0.1%, 1/3/11             169,671
  116,302   BNP Paribas Bank NY, 0.29%, 2/8/11            116,302
  116,302   BNP Paribas Bank NY, 0.3%, 1/20/11            116,302
  232,605   Canadian Imperial Bank of Commerce NY,
            0.29%, 4/27/11                                232,605
  232,605   DnB NOR Bank ASA NY, 0.25%, 3/7/11            232,605
  116,295   National Australia Bank NY, 0.31%,
            10/19/11                                      116,295
  232,605   RaboBank Netherland NV NY, 0.31%,
            8/8/11                                        232,605
  232,605   Royal Bank of Canada NY, 0.44%,
            12/2/11                                       232,605
  116,302   SocGen NY, 0.30%, 2/10/11                     116,302
  232,605   Westpac Banking Corp. NY, 0.44%,
            12/6/11                                       232,605
                                                     ------------
                                                     $  2,193,325
                                                     ------------
            Commercial Paper:
  139,563   American Honda Finance, 0.30%, 5/4/11    $    139,563
   93,383   American Honda Finance, 1.05%,
            6/20/11                                        93,383
   85,445   Australia & New Zealand Banking Group,
            0.89%, 8/4/11                                  85,445
  236,959   Caterpillar Financial Services Corp.,
            1.05%, 6/24/11                                236,959

 Principal
Amount ($)                                                  Value
             Commercial Paper (continued):
   255,865   CBA, 0.32%, 1/3/11                      $    255,865
    69,762   CHARFD, 0.26%, 2/8/11                         69,762
   116,275   FAIRPP, 0.27%, 2/2/11                        116,275
   119,417   FAIRPP, 0.27%, 3/7/11                        119,417
   232,625   Federal Home Loan Bank, 0.37%, 6/1/11        232,625
   116,301   GE Corp., 0.34%, 1/26/11                     116,301
   116,342   General Electric Capital Corp., 0.38%,
             4/28/11                                      116,342
    23,251   General Electric Capital Corp., 0.38%,
             6/6/11                                        23,251
   232,485   OLDLLC, 0.27%, 3/11/11                       232,485
   232,512   SEB, 0.39%, 2/7/11                           232,512
   279,124   SOCNAM, 0.1%, 1/3/11                         279,124
   116,290   SOCNAM, 0.29%, 1/14/11                       116,290
   139,475   STDFIN, 0.6%, 2/8/11                         139,475
   232,553   STRAIT, 0.25%, 2/2/11                        232,553
   116,295   TBLLC, 0.27%, 1/10/11                        116,295
   116,275   TBLLC, 0.27%, 2/2/11                         116,275
   232,605   Toyota Motor Credit Corp., 0.44%,
             9/8/11                                       232,605
    93,012   VARFUN, 0.26%, 2/14/11                        93,012
   141,771   VARFUN, 0.27%, 1/20/11                       141,771
   139,565   Wachovia, 0.40%, 3/22/11                     139,565
    93,102   Wachovia, 0.42%, 10/15/11                     93,102
                                                     ------------
                                                     $  3,770,252
                                                     ------------
             Tri-party Repurchase Agreements:
   339,604   Deutsche Bank Securities, Inc., 0.22%,
             1/3/11                                  $    339,604
   465,211   HSBC Bank USA NA, 0.21%, 1/3/11              465,211
   674,555   RBS Securities, Inc., 0.25%, 1/3/11          674,555
                                                     ------------
                                                     $  1,479,370
                                                     ------------

   Shares   Money Market Mutual Funds:
  372,169   Dreyfus Preferred Money Market Fund      $    372,169
  372,169   Fidelity Prime Money Market Fund              372,169
                                                     ------------
                                                     $    744,338
                                                     ------------
            Total Securities Lending Collateral      $  8,187,285
                                                     ------------
            TOTAL TEMPORARY CASH
            INVESTMENTS
            (Cost $8,187,285)                        $  8,187,285
                                                     ------------
            TOTAL INVESTMENT IN SECURITIES - 103.7%
            (Cost $112,992,203) (a) (d)              $154,768,940
                                                     ------------
            OTHER ASSETS AND
            LIABILITIES - (3.7%)                     $ (5,517,486)
                                                     ------------
            TOTAL NET ASSETS - 100.0%                $149,251,454
                                                     ============

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $115,203,593 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $40,749,564
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (1,184,217)
                                                                 -----------
       Net unrealized gain                                       $39,565,347
                                                                 ===========

(b)    At December 31, 2010, the following securities were out on loan:

  Shares      Description                                             Value
  95,400      Banco Bradesco SA (A.D.R.) *                        $1,935,666
  40,000      Companhia Vale do Rio Doce SA de CV                  1,382,800
  25,000      Petrobras Brasileiro SA (A.D.R.) *                     854,250
 128,300      Vale SA (A.D.R.)                                     3,877,226
                                                                  ----------
              Total                                               $8,049,941
                                                                  ==========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Geographical distribution of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


       Brazil                                                           18.9%
       India                                                            12.0
       South Korea                                                      11.9
       People's Republic of China                                        7.5
       Taiwan                                                            7.1
       Indonesia                                                         5.3
       South Africa                                                      5.1
       Mexico                                                            4.7
       Turkey                                                            4.5
       Russia                                                            3.7
       Canada                                                            3.6
       Malaysia                                                          3.3
       United States                                                     3.0
       Poland                                                            2.4
       Hong Kong                                                         2.3
       Thailand                                                          2.2
       United Kingdom                                                    1.4
       Peru                                                              1.1
                                                                       -----
                                                                       100.0%
                                                                       =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $131,279,957 and $139,449,618, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                            Level 1         Level 2      Level 3        Total
Preferred Stocks (U.S.)   $ 3,369,513    $         --      $--     $  3,369,513
Preferred Stocks
   (Foreign)*                      --       3,031,492       --        3,031,492
Common Stocks (U.S.)       43,423,342              --       --       43,423,342
Common Stocks
   (Foreign)*                      --      96,757,308       --       96,757,308
Rights/Warrants                    --              --       --               --
Temporary Cash
   Investments                     --       7,442,947       --        7,442,947
Money Market Mutual
   Funds                      744,338              --       --          744,338
                          -----------    ------------      ---     ------------
  Total                   $47,537,193    $107,231,747      $--     $154,768,940
                          ===========    ============      ===     ============
Other Financial
  Instruments**           $        --    $     (4,738)     $--     $     (4,738)

* Securities are valued by independent pricing services using fair value factors.
**  Other Financial Instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year          Year          Year          Year           Year
                                                               Ended         Ended          Ended        Ended          Ended
                                                              12/31/10      12/31/09      12/31/08      12/31/07       12/31/06
Class I
Net asset value, beginning of period                          $ 27.34       $ 15.84       $ 43.86        $ 34.26       $ 28.09
                                                              -------       -------       -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.17       $  0.10       $  0.39        $  0.11       $  0.27
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                              4.15         11.65        (23.10)         13.83          8.83
                                                              -------       -------       -------        -------       -------
  Net increase (decrease) from investment operations          $  4.32       $ 11.75       $(22.71)       $ 13.94       $  9.10
Distributions to shareowners:
 Net investment income                                          (0.14)        (0.25)        (0.13)         (0.20)        (0.16)
 Net realized gain                                                 --            --         (5.18)         (4.14)        (2.77)
                                                              -------       -------       -------        -------       -------
Total distributions                                           $ (0.14)      $ (0.25)      $ (5.31)       $ (4.34)      $ (2.93)
                                                              -------       -------       -------        -------       -------
Redemption fee                                                $    --       $    --       $    --        $    --       $  0.00(a)
                                                              -------       -------       -------        -------       -------
Net increase (decrease) in net asset value                    $  4.18       $ 11.50       $(28.02)       $  9.60       $  6.17
                                                              -------       -------       -------        -------       -------
Net asset value, end of period                                $ 31.52       $ 27.34       $ 15.84        $ 43.86       $ 34.26
                                                              =======       =======       =======        =======       =======
Total return*                                                   15.89%        74.64%       (58.20)%        42.86%        35.77%
Ratio of net expenses to average net assets+                     1.45%         1.45%         1.52%          1.40%         1.51%
Ratio of net investment income to average net assets+            0.66%         0.72%         1.44%          0.41%         0.84%
Portfolio turnover rate                                            97%           60%           65%            54%           49%
Net assets, end of period (in thousands)                      $65,958       $54,690       $24,424        $47,612       $12,919
Ratios with no waiver of management fees and
 assumption of expenses by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.45%         1.45%         1.52%          1.40%         1.51%
 Net investment income                                           0.66%         0.72%         1.44%          0.41%         0.84%



(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year         Year           Year         Year         Year
                                                            Ended        Ended          Ended        Ended        Ended
                                                           12/31/10     12/31/09       12/31/08     12/31/07     12/31/06
Class II
Net asset value, beginning of period                       $  26.94      $  15.62      $  43.32      $  33.92     $ 27.84
                                                           --------      --------      --------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.13      $   0.07      $   0.31      $   0.10     $  0.17
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            4.06         11.44        (22.80)        13.58        8.79
                                                           --------      --------      --------      --------     -------
  Net increase (decrease) from investment operations       $   4.19      $  11.51      $ (22.49)     $  13.68     $  8.96
Distributions to shareowners:
 Net investment income                                        (0.09)        (0.19)        (0.03)        (0.14)      (0.11)
 Net realized gain                                               --            --         (5.18)        (4.14)      (2.77)
                                                           --------      --------      --------      --------     -------
Total distributions                                        $  (0.09)     $  (0.19)     $  (5.21)     $  (4.28)    $ (2.88)
                                                           --------      --------      --------      --------     -------
Redemption fee                                             $     --      $     --      $     --      $     --     $  0.00(a)
                                                           --------      --------      --------      --------     -------
Net increase (decrease) in net asset value                 $   4.10      $  11.32      $ (27.70)     $   9.40     $  6.08
                                                           --------      --------      --------      --------     -------
Net asset value, end of period                             $  31.04      $  26.94      $  15.62      $  43.32     $ 33.92
                                                           ========      ========      ========      ========     =======
Total return*                                                 15.61%        74.02%       (58.30)%       42.45%      35.51%
Ratio of net expenses to average net assets+                   1.70%         1.69%         1.76%         1.64%       1.75%
Ratio of net investment income to average net assets+          0.40%         0.45%         1.24%         0.31%       0.57%
Portfolio turnover rate                                          97%           60%           65%           54%         49%
Net assets, end of period (in thousands)                   $ 83,293      $ 82,930      $ 38,143      $ 85,981     $58,130
Ratios with no waiver of management fees and
 assumption of expenses by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  1.70%         1.69%         1.76%         1.64%       1.75%
 Net investment income                                         0.40%         0.45%         1.24%         0.31%       0.57%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $8,049,941) (cost $112,992,203)    $154,768,940

 Cash                                                                                                    11,867,275
 Foreign currencies, at value (cost $1,508,464)                                                           1,528,402
 Receivables --
  Investment securities sold                                                                                709,505
  Portfolio shares sold                                                                                     214,688
  Dividends and interest                                                                                    108,962
 Other                                                                                                       22,176
                                                                                                       ------------
   Total assets                                                                                        $169,219,948
                                                                                                       ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                                      $     83,713
  Portfolio shares repurchased                                                                           11,244,380
  Forward foreign currency settlement contracts, net                                                          4,738
  Upon return of securities loaned                                                                        8,187,275
 Due to affiliates                                                                                            6,632
 Accrued expenses                                                                                            94,021
 Reserve for repatriation of taxes                                                                          347,735
                                                                                                       ------------
   Total liabilities                                                                                   $ 19,968,494
                                                                                                       ------------
NET ASSETS:
 Paid-in capital                                                                                       $115,157,881
 Undistributed net investment income                                                                        163,211
 Accumulated net realized loss on investments and foreign currency transactions                          (7,521,002)
 Net unrealized gain on investments (net of foreign capital gains tax of $347,735)                       41,429,002
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated foreign currencies                                                                 22,362
                                                                                                       ------------
   Total net assets                                                                                    $149,251,454
                                                                                                       ============
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class 1 (based on $65,958,261/2,092,252 shares)                                                      $      31.52
                                                                                                       ============
  Class 2 (based on $83,293,193/2,683,847 shares)                                                      $      31.04
                                                                                                       ============

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $259,012)                                   $ 2,929,678
 Income from securities loaned, net                                                           11,618
  Total investment income                                                                                 $ 2,941,296
                                                                                                          -----------
EXPENSES:
 Management fees                                                                         $ 1,611,341
 Transfer agent fees
  Class I                                                                                      1,880
  Class II                                                                                     1,880
 Distribution fees
  Class II                                                                                   206,099
 Administrative reimbursements                                                                43,748
 Custodian fees                                                                              218,488
 Professional fees                                                                            69,146
 Printing expense                                                                             35,279
 Fees and expenses of nonaffiliated trustees                                                   7,506
 Miscellaneous                                                                                37,353
                                                                                         -----------
   Total expenses                                                                                         $ 2,232,720
                                                                                                          -----------
    Net investment income                                                                                 $   708,576
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                             $14,854,036
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                     (545,030)     $14,309,006
                                                                                         -----------      -----------
 Change in net unrealized gain on:
 Investments (net of foreign capital gains tax of $347,735)                              $ 5,777,788
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                       18,501      $ 5,796,289
                                                                                         -----------      -----------
 Net gain on investments and foreign currency transactions                                                $20,105,295
                                                                                                          -----------
 Net increase in net assets resulting from operations                                                     $20,813,871
                                                                                                          ===========

The accompanying notes are an integral part of these financial statements.    13

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                                                Year              Year
                                                                                               Ended              Ended
                                                                                              12/31/10          12/31/09
FROM OPERATIONS:
Net investment income                                                                      $     708,576     $     542,705
Net realized gain (loss) on investments and foreign currency transactions                     14,309,006       (12,447,173)
Change in net unrealized gain (loss) on investments and foreign currency transactions          5,796,289        63,746,789
                                                                                           -------------     -------------
  Net increase in net assets resulting from operations                                     $  20,813,871     $  51,842,321
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.25 per share, respectively)                                        $    (290,578)    $    (469,410)
  Class II ($0.09 and $0.19 per share, respectively)                                            (249,145)         (457,301)
                                                                                           -------------     -------------
    Total distributions to shareowners                                                     $    (539,723)    $    (926,711)
                                                                                           -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  50,430,392     $  57,138,785
Reinvestment of distributions                                                                    539,723           926,711
Cost of shares repurchased                                                                   (59,612,738)      (33,928,034)
                                                                                           -------------     -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions        $  (8,642,623)    $  24,137,462
                                                                                           -------------     -------------
  Net increase in net assets                                                               $  11,631,525     $  75,053,072
NET ASSETS:
Beginning of year                                                                            137,619,929        62,566,857
                                                                                           -------------     -------------
End of year                                                                                $ 149,251,454     $ 137,619,929
                                                                                           -------------     -------------
Undistributed net investment income                                                        $     163,211     $     539,388
                                                                                           -------------     -------------


                                                           '10 Shares        '10 Amount       '09 Shares       '09 Amount
CLASS I
Shares sold                                                   694,644      $  19,381,506         913,235     $  19,198,284
Reinvestment of distributions                                  11,163            290,578          22,428           469,410
Less shares repurchased                                      (614,197)       (16,801,151)       (476,941)      (10,284,557)
                                                           ----------      -------------      ----------     -------------
  Net increase                                                 91,610      $   2,870,933         458,722     $   9,383,137
                                                           ==========      =============      ==========     =============
CLASS II
Shares sold                                                 1,120,237      $  31,048,886       1,796,995     $  37,940,501
Reinvestment of distributions                                   9,706            249,145          22,124           457,301
Less shares repurchased                                    (1,524,653)       (42,811,587)     (1,182,724)      (23,643,477)
                                                           ----------      -------------      ----------     -------------
  Net increase (decrease)                                    (394,710)     $ (11,513,556)        636,395     $  14,754,325
                                                           ==========      =============      ==========     =============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.


The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

   applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2010, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2010, the Portfolio had $347,735 in reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, The Portfolio had a net capital loss carryforward of $5,309,622, which will expire in 2017 if not utilized.

   At December 31, 2010, the Portfolio has reclassified $545,030 to decrease undistributed net investment income and $545,030 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

-------------------------------------------------------------------------------
                                              2010            2009
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                         $   539,723       $926,711
                                          -----------       --------
       Total distributions                $   539,723       $926,711
                                          ===========       ========
  Distributable Earnings:
  Undistributed ordinary income           $   158,843
  Capital loss carryforward                (5,309,622)
  Unrealized appreciation                  39,244,352
                                          -----------
    Total                                 $34,093,573
                                          ===========
-------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses or wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio (See Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums,

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,739 in management fees, administrative costs and certain others reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $643 in distribution fees payable to PFD at December 31, 2010.

5. Forward Foreign Currency Contracts
During the year ended December 31, 2010, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting hedge contract. At December 31, 2010, the Portfolio had no outstanding portfolio hedges. At December 31, 2010, the Portfolio's gross forward currency settlement contracts receivable and payable were $621,024 and $625,762, respectively, resulting in a net payable of $4,738. The average value of contracts open during the year ended December 31, 2010 was $793,723.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of December 31, 2010 were as follows:

-------------------------------------------------------------------------------------------------------
                                    Asset Derivatives 2010             Liabilities Derivatives 2010
                              ----------------------------------   ------------------------------------
        Derivatives            Balance Sheet Location     Value     Balance Sheet Location    Value
-------------------------------------------------------------------------------------------------------
 Forward foreign currency          Receivables*            $-              Payables           $4,738
 contracts                                                 ----                               ------
   Total                                                   $-                                 $4,738
                                                           ----                               ------
-------------------------------------------------------------------------------------------------------

* Forward foreign currency contracts are shown as a net payable on the Statement of Assets and Liabilities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                Change in
                                                                                                             Unrealized Gain
                                                                                                              or (Loss) on
                                                                                       Realized Gain or        Derivatives
                                           Location of Gain or (Loss)               (Loss) on Derivatives     Recognized in
        Derivatives                    On Derivatives Recognized in Income           Recognized in Income        Income
----------------------------------------------------------------------------------------------------------------------------
 Forward foreign currency     Net realized loss on forward foreign currency               $(86,880)
 contracts                    contracts and other assets and liabilities
                              denominated in foreign currencies

 Forward foreign currency     Change in unrealized gain on forward foreign                                        $18,501
 contracts                    currency contracts and other assets and liabilities
                              denominated in foreign currencies
----------------------------------------------------------------------------------------------------------------------------

7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                   [LOGO] Ernst & Young LLP

Boston, Massachusetts
February 11, 2011

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one, three and ten year periods ended June 30, 2010, and in the third quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Portfolio's underperformance with PIM in view of the Portfolio's investment approach and the market conditions present during the relevant periods. The Trustees agreed that they would continue to monitor the performance of the Portfolio closely.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was nine basis points higher than the median management fee of its peer group and five basis points higher than the last fund in the third quintile of its peer group. The Trustees also considered the small size of the peer group and that each quintile was comprised of five funds. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Portfolio's management fee and non-management fee expenses on the Portfolio's expense ratio. The Trustees noted the small size of the Portfolio compared to the median asset size of the Portfolio's peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision
                                                           over the Portfolio's affairs. The officers of the
Custodian                                                  Trust are responsible for the Portfolio's
Brown Brothers Harriman & Co.                              operations. The Trustees and officers are listed
                                                           below, together with their principal occupations.
Independent Registered Public Accounting Firm              Trustees who are interested persons of the Trust
Ernst & Young LLP                                          within the meaning of the 1940 Act are referred to
                                                           as Interested Trustees. Trustees who are not
Principal Underwriter                                      interested persons of the Trust are referred to as
Pioneer Funds Distributor, Inc.                            Independent Trustees. Each of the Trustees, except
                                                           Mr. West, serves as a trustee of each of the 56
Legal Counsel                                              U.S. registered investment portfolios for which
Bingham McCutchen LLP                                      Pioneer serves as investment adviser (the "Pioneer
                                                           Funds"). Mr. West serves as a trustee of 44 U.S.
Shareowner Services and Transfer Agent                     registered investment portfolios for which Pioneer
Pioneer Investment Management Shareholder Services, Inc.   serves as investment adviser. The address for all
                                                           Trustees and all officers of the Trust is 60 State
                                                           Street, Boston, Massachusetts 02109.

                                                           The Statement of Additional Information of the
                                                           Trust includes additional information about the
                                                           Trustees and is available, without charge, upon
                                                           request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (84)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(52)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION                                                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (84)*   Non-Executive Chairman and a director of Pioneer Investment Management       None
                           USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                           Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin);
                           President and a director of Pioneer Alternative Investment Management
                           (Bermuda) Limited and affiliated funds; Deputy Chairman and a director of
                           Pioneer Global Asset Management S.p.A. ("PGAM") (until April 2010);
                           Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                           2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management
                           Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of PIM-USA (since February 2007); Director       None
(52)*                      and President of Pioneer and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of PGAM (2007 - 2010); Head of New
                           Europe Division, PGAM (2000 - 2005); and Head of New Markets Division,
                           PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                       POSITION HELD    LENGTH OF SERVICE
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (67)     Trustee          Trustee since 2005. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee          Trustee since 2000. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves
(66)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves
(63)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE           PRINCIPAL OCCUPATION
David R. Bock (67)     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010 - present); Managing Partner,
                       Federal City Capital Advisors (corporate advisory services company) (1997
                       - 2004 and 2008 - present); Executive Vice President and Chief Financial
                       Officer, I-trax, Inc. (publicly traded health care services company) (2004 -
                       2007); and Executive Vice President and Chief Financial Officer, Pedestal
                       Inc. (internet-based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------
Mary K. Bush (62)      President, Bush International, LLC (international financial advisory firm)
                       (1991 - present); Managing Director, Federal Housing Finance Board
                       (oversight of Federal Home Loan Bank system) (1989 - 1991); Vice
                       President and Head of International Finance, Federal National Mortgage
                       Association (1988 - 1989); U.S. Alternate Executive Director, International
                       Monetary Fund (1984 - 1988); Executive Assistant to Deputy Secretary of
                       the U.S. Treasury, U.S. Treasury Department (1982 - 1984); and Vice
                       President and Team Leader in Corporate Banking, Bankers Trust Co.
                       (1976 - 1982)
-----------------------------------------------------------------------------------------------------
Benjamin M. Friedman   William Joseph Maier Professor of Political Economy, Harvard University
(66)                   (1972 - present)
-----------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Founding Director, Vice President and Corporate Secretary, The Winthrop
(63)                   Group, Inc. (consulting firm) (1982 - present); Desautels Faculty of
                       Management, McGill University (1999 - present); and Manager of Research
                       Operations and Organizational Learning, Xerox PARC, Xerox's Advance
                       Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS
NAME AND AGE           HELD BY THIS TRUSTEE
David R. Bock (67)     Director of Enterprise Community
                       Investment, Inc. (privately held affordable
                       housing finance company) (1985 -
                       present); Director of Oxford Analytica, Inc.
                       (2008 - present); Director of The Swiss
                       Helvetia Fund, Inc. (closed-end fund)
                       (2010 - present); and Director of New York
                       Mortgage Trust (publicly traded mortgage
                       REIT) (2004 - 2009)
--------------------------------------------------------------------------------
Mary K. Bush (62)      Director of Marriott International, Inc.
                       (2008 - present); Director of Discover
                       Financial Services (credit card issuer and
                       electronic payment services) (2007 -
                       present); Former Director of Briggs &
                       Stratton Co. (engine manufacturer) (2004 -
                       2009); Director of UAL Corporation (airline
                       holding company) (2006 - present);
                       Director of ManTech International
                       Corporation (national security, defense, and
                       intelligence technology firm) (2006 -
                       present); Member, Board of Governors,
                       Investment Company Institute (2007 -
                       present); Former Director of Brady
                       Corporation (2000 - 2007); Former
                       Director of Mortgage Guaranty Insurance
                       Corporation (1991 - 2006); Former
                       Director of Millennium Chemicals, Inc.
                       (commodity chemicals) (2002 - 2005);
                       Former Director, R.J. Reynolds Tobacco
                       Holdings, Inc. (tobacco) (1999 - 2005);
                       and Former Director of Texaco, Inc.
                       (1997 - 2001)
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee, Mellon Institutional Funds
(66)                   Investment Trust and Mellon Institutional
                       Funds Master Portfolio (oversaw 17
                       portfolios in fund complex) (1989 - 2008)
--------------------------------------------------------------------------------
Margaret B.W. Graham   None
(63)
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
Thomas J. Perna (60)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION
Thomas J. Perna (60)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); private investor (2004 -
                           2008); and Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm) (1981 - present)
--------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present); and
                           Partner, Sullivan & Cromwell LLP (prior to 1998)
--------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
Thomas J. Perna (60)       Director, Broadridge Financial Solutions,
                           Inc. (investor communications and
                           securities processing provider for financial
                           services industry) (2009 - present); and
                           Director, Quadriserv, Inc. (2005 - present)
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
                           (2004 - present); and member, Board of
                           Governors, Investment Company Institute
                           (2000 - 2006)
--------------------------------------------------------------------------------
Stephen K. West (82)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company); and
                           Director, AMVESCAP, PLC (investment
                           manager) (1997 - 2005)
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Christopher J. Kelley (46)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                         OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                        HELD BY THIS OFFICER
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since January       None
                             2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant
                             Secretary of all of the Pioneer Funds from September 2003 to May 2010;
                             and Vice President and Senior Counsel of Pioneer from July 2002 to
                             December 2007
------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and Assistant       None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and
                             Senior Paralegal of Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the       None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controllership         None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and              None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)        Fund Administration Manager - Fund Accounting, Administration and           None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since      None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer since
                             October 2005; and Senior Compliance Officer for Columbia Management
                             Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.





                                                                   18658-05-0211


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         7
  Financial Statements                           11
  Notes to Financial Statements                  16
  Report of Independent Registered Public
    Accounting Firm                              19
  Approval of Investment Advisory Agreement      20
  Trustees, Officers and Service Providers       23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              92.6%
Temporary Cash Investments                       6.8%
Depositary Receipts for International Stocks     0.6%

Sector Distribution Portfolio
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                      15.6%
Industrials                                     14.9%
Energy                                          12.1%
Consumer Staples                                11.6%
Health Care                                      9.3%
Consumer Discretionary                           9.2%
Materials                                        8.9%
Utilities                                        7.6%
Information Technology                           6.5%
Telecommunication Services                       4.3%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Johnson Controls, Inc.                       3.37%
2. Valspar Corp.                                3.15
3. Emerson Electric Co.                         3.01
4. H.J. Heinz Co., Inc.                         2.98
5. PACCAR, Inc.                                 2.79

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/10         12/31/09
  Class I                                  $ 19.57          $ 16.75
  Class II                                 $ 19.68          $ 16.85

                             Net
Distributions per Share      Investment    Short-Term       Long-Term
(1/1/10 - 12/31/10)          Income        Capital Gains    Capital Gains
  Class I                    $ 0.4100      $   -            $   -
  Class II                   $ 0.3681      $   -            $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

          Pioneer Equity Income      Pioneer Equity Income     Russell 1000
          VCT Portfolio, Class I    VCT Portfolio, Class II    Value Index
12/00             $10,000                    $10,000              $10,000
12/01             $ 9,303                    $ 9,285              $ 9,441
12/02             $ 7,831                    $ 7,795              $ 7,975
12/03             $ 9,602                    $ 9,531              $10,371
12/04             $11,175                    $11,060              $12,081
12/05             $11,814                    $11,670              $12,933
12/06             $14,466                    $14,252              $15,810
12/07             $14,583                    $14,329              $15,783
12/08             $10,165                    $ 9,962              $ 9,967
12/09             $11,603                    $11,346              $11,930
12/10             $13,872                    $13,527              $13,780

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------
                                                             Class I    Class II
--------------------------------------------------------------------------------
10 Years                                                       3.33%       3.07%
5 Years                                                        3.26%       3.00%
1 Year                                                        19.56%      19.23%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2010, through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                    $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/10                     $ 1,219.63       $ 1,218.25
Expenses Paid During Period*                         $     4.25       $     5.65

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010, through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                    $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/10                     $ 1,021.37       $ 1,020.11
Expenses Paid During Period*                         $     3.87       $     5.14

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2010, and Pioneer Equity Income VCT Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.

Q: How would you describe the investment environment for equities in the Fund's investable universe over the 12 months ended December 31, 2010?

A: Overall, it was a period of market advances. However, the ride was not smooth. Along the way there were several bracing declines as well as some exhilarating climbs. The market appeared to be responding alternately to the mixed signals from macroeconomic and geopolitical data and developments and the generally positive news from individual companies. On the macroeconomic side, worries revolved around high unemployment, federal and state budget deficits, sluggish housing sales, and increases in commodity prices, resulting partly from the weak dollar. At the same time, many companies reported strong earnings and voiced optimism about future results.

      Especially encouraging to us, with respect to our income-oriented investment strategy in Pioneer Equity Income VCT Portfolio, are the dividend increases we have been seeing from Portfolio companies and in the market overall. With higher profits, companies are returning more cash to shareholders both in dividends and share repurchases. We are also cheered by growing merger-and-acquisition activity and by larger capital-expenditure programs. Those are signs of greater confidence on the part of managements in the course of the economy. While business leaders do still express caution, they are, on the whole, proceeding as if the economic recovery is on track. With stock price-to-earnings multiples still well below the peak levels of the past decade or so, we see many possibilities for further stock-price appreciation over the next two to three years, provided the "macro" issues do not prove insurmountable.

Q:    How did the Portfolio perform over the 12 months ended December 31, 2010?

A: Over the 12 months ended December 31, 2010, Pioneer Equity Income VCT Portfolio Class I shares returned 19.56% at net asset value, and Class II shares returned 19.23%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned 15.51%. Over the same period, the average return of the 61 variable portfolios in Lipper's Equity Income Underlying Funds category was 14.97%.

Q: The Portfolio's shares showed a strong return over the 12 months ended December 31, 2010, outpacing the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index). What were the main reasons for that?

A: The Portfolio's strong performance came in the second half of the 12-month reporting period. Finally, investors seemed to notice the attractiveness of dividends and of the dividend-paying stocks in the Portfolio, in particular! Since before the onset of the financial crisis in 2008, the Portfolio has been underweight the financials sector and we have instead emphasized companies in the industrials, materials, utilities, health care, and consumer discretionary and staples sectors as the Portfolio's principal sources of dividend income. In fact, the Portfolio's positioning in the financials sector, both the underweight and stock selection, was one of the biggest contributors to the outperformance of the Russell Index by the Portfolio in the fiscal year, as renewed concerns about the mortgage businesses of the large American banks roiled the markets and the specter of a tottering European financial system reminded

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      people of the risks in lending. Also contributing quite importantly to the Portfolio's relative returns was an overweight in the outperforming industrials sector, and our stock selection in the sector. Our investments in nearly every sector also contributed positively to Portfolio returns, with slight negative contributions coming only from investments in consumer staples and health care. In general, the 12 months ended December 31, 2010, was a very successful period for the Portfolio.

Q: Please discuss changes you made to the Portfolio during the second half of the fiscal year ended December 31, 2010.

A: The Portfolio reflected 12 new positions as of the end of December 2010, and 11 deletions. As the economy has picked up steam, so have the railroads. We added Norfolk Southern and CSX to the Fund's portfolio. The two premier freight-hauling railroads serve, between them, much of the United States. We also added Trinity Industries, manufacturer and lessor of railcars. With the better business conditions, the railroads are boosting their capital spending on new equipment.

      We also added Ecolab, Becton, Dickinson, Xilinx, and Hewlett-Packard to the Portfolio during the period. Ecolab specializes in industrial cleaning supplies and services, and Becton, Dickinson supplies disposable syringes, intravenous equipment, and many other products to hospitals and medical practices. Xilinx, a programmable microchip supplier, and Hewlett-Packard, a provider of computing equipment and printers, are examples of the dividend-paying stocks in information technology now available at price-to-earnings multiples that appear to fit into our value framework for the Portfolio. In financials, we purchased shares of American Express, a leading international credit card company, New York Community Bank, a well-managed institution serving customers in the area suggested by its name, and PNC Financial Services, a regional bank in the Middle Atlantic and upper Middle West.

      Finally, the Portfolio received shares of QEP Resources, an oil-and-gas exploration company focused on U.S. properties, when the entity was spun out from a Portfolio holding in Questar; and shares of Frontier Communications, a rural telephone operator, when that company exchanged some of its shares for land telephone lines owned by Verizon, another Portfolio holding.

      Sold, either because the stocks had reached our estimate of fair value or because we felt there were more attractive alternatives, were Kellogg, Procter & Gamble, Regency Centers, Public Service Enterprise Group, ExxonMobil, Carpenter Technology, Nucor, JPMorgan Chase, T. Rowe Price, Duke Energy, and Wisconsin Energy.

Q:    What is your outlook for 2011?

A: The past ten years have been trying for investors. Bookended by the sharp market downturns of 2000-2002 and 2007-2009, the period saw little if any net gain on many individual securities. Price-to-earnings multiples generally contracted over the course of the decade as battered investors became less sure of the stock market as a good place to be and less optimistic about prospects for earnings growth. While it is always hard to regard past experience as "water under the bridge," we would suggest that at current price levels the stock market may represent interesting value. Of course, a lot does depend on others' sharing our optimistic view! For we cannot drive the market higher all by ourselves and solely by our own positive thinking. Investor sentiment, consumer confidence, business mood, political climate, the international

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)
--------------------------------------------------------------------------------

      situation--all of those are important to the market in supplying either headwind or tailwind, rough waters or smoother sailing. As ever, the twists and turns of fate and fortune are well beyond the scope of anything we can analyze, forecast, or envision. But also, as always, what we can do is focus on the companies behind the share prices, the dividends and earnings supporting valuation levels, and the business strategies of managements as they look into the future. We believe that that "fundamental" approach can stand the Portfolio in good stead even amidst great uncertainties.

      Thank you for your continued support.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                                  Value
              COMMON STOCKS - 99.3%
              Energy - 12.1%
              Integrated Oil & Gas - 7.4%
    22,770    Chevron Corp.                                      $  2,077,763
    32,251    ConocoPhillips, Inc.                                  2,196,293
    83,206    Marathon Oil Corp.                                    3,081,118
   107,296    QEP Resources, Inc.                                   3,895,918
                                                                 ------------
                                                                 $ 11,251,092
                                                                 ------------
              Oil & Gas Drilling - 1.3%
    38,952    Helmerich & Payne, Inc.                            $  1,888,393
                                                                 ------------
              Oil & Gas Exploration & Production - 2.1%
    71,137    EQT Corp.                                          $  3,189,783
                                                                 ------------
              Oil & Gas Storage & Transportation - 1.3%
    80,029    Spectra Energy Corp.                               $  1,999,925
                                                                 ------------
              Total Energy                                       $ 18,329,193
                                                                 ------------
              Materials - 8.8%
              Diversified Chemical - 1.7%
    52,746    E.I. du Pont de Nemours & Co.                      $  2,630,970
                                                                 ------------
              Diversified Metals & Mining - 2.5%
    41,791    Compass Minerals International, Inc.               $  3,730,683
                                                                 ------------
              Paper Packaging - 0.7%
    31,113    Sonoco Products Co.                                $  1,047,575
                                                                 ------------
              Specialty Chemicals - 3.9%
    23,592    Ecolab, Inc.                                       $  1,189,509
   137,908    Valspar Corp.                                         4,755,068
                                                                 ------------
                                                                 $  5,944,577
                                                                 ------------
              Total Materials                                    $ 13,353,805
                                                                 ------------
              Capital Goods - 12.7%
              Aerospace & Defense - 2.6%
    14,236    Lockheed Martin Corp.                              $    995,239
    16,604    Northrop Grumman Corp.*                               1,075,607
    23,563    United Technologies Corp.                             1,854,879
                                                                 ------------
                                                                 $  3,925,725
                                                                 ------------
              Construction & Farm Machinery &
              Heavy Trucks - 3.6%
    73,262    PACCAR, Inc.                                       $  4,206,704
    46,985    Trinity Industries, Inc.*(b)                          1,250,271
                                                                 ------------
                                                                 $  5,456,975
                                                                 ------------
              Electrical Component & Equipment - 3.0%
    79,380    Emerson Electric Co.                               $  4,538,155
                                                                 ------------
              Industrial Machinery - 3.5%
    27,778    Gorman-Rupp Co.                                    $    897,785
    18,424    Illinois Tool Works, Inc.                               983,842
    29,582    Snap-On, Inc.                                         1,673,750
    38,219    The Timken Co.                                        1,824,193
                                                                 ------------
                                                                 $  5,379,570
                                                                 ------------
              Total Capital Goods                                $ 19,300,425
                                                                 ------------
              Commercial Services & Supplies - 1.0%
              Office Services & Supplies - 1.0%
    49,304    Mine Safety Appliances Co.                         $  1,534,834
                                                                 ------------
              Total Commercial Services &
              Supplies                                           $  1,534,834
                                                                 ------------
              Transportation - 1.1%
              Railroads - 1.1%
    12,977    CSX Corp.                                          $    838,444
    12,474    Norfolk Southern Corp.                                  783,617
                                                                 ------------
                                                                 $  1,622,061
                                                                 ------------
              Total Transportation                               $  1,622,061
                                                                 ------------
              Automobiles & Components - 3.4%
              Auto Parts & Equipment - 3.4%
   133,238    Johnson Controls, Inc.                             $  5,089,692
                                                                 ------------
              Total Automobiles & Components                     $  5,089,692
                                                                 ------------
              Consumer Durables & Apparel - 1.5%
              Apparel, Accessories & Luxury Goods - 1.5%
    26,444    VF Corp.                                           $  2,278,944
                                                                 ------------
              Total Consumer Durables &
              Apparel                                            $  2,278,944
                                                                 ------------
              Consumer Services - 1.1%
              Leisure Facilities - 1.1%
   115,236    Cedar Fair, L.P.                                   $  1,746,978
                                                                 ------------
              Total Consumer Services                            $  1,746,978
                                                                 ------------
              Media - 0.7%
              Publishing - 0.7%
    31,067    Reed Elsevier Plc                                  $  1,042,609
                                                                 ------------
              Total Media                                        $  1,042,609
                                                                 ------------
              Retailing - 2.5%
              Distributors - 1.5%
    43,151    Genuine Parts Co.                                  $  2,215,372
                                                                 ------------
              Home Improvement Retail - 1.0%
    62,601    Lowe's Companies, Inc.                             $  1,570,033
                                                                 ------------
              Total Retailing                                    $  3,785,405
                                                                 ------------
              Food & Drug Retailing - 1.4%
              Drug Retail - 0.5%
    18,509    Walgreen Co.                                       $    721,111
                                                                 ------------
              Food Distributors - 0.9%
    46,875    Sysco Corp.                                        $  1,378,125
                                                                 ------------
              Total Food & Drug Retailing                        $  2,099,236
                                                                 ------------
              Food, Beverage & Tobacco - 7.0%
              Packaged Foods & Meats - 7.0%
    49,427    General Mills, Inc.                                $  1,759,107
    90,843    H.J. Heinz Co., Inc.                                  4,493,095
    55,114    Hershey Foods Corp. (b)                               2,598,625
    54,769    Sara Lee Corp.                                          959,005

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
              Packaged Foods & Meats - (continued)
    12,929    The J.M. Smucker Co.                                    848,789
                                                                 ------------
                                                                 $ 10,658,621
                                                                 ------------
              Total Food, Beverage & Tobacco                     $ 10,658,621
                                                                 ------------
              Household & Personal Products - 3.1%
              Household Products - 3.1%
    29,135    Clorox Co.                                         $  1,843,663
    36,002    Colgate-Palmolive Co.                                 2,893,481
                                                                 ------------
                                                                 $  4,737,144
                                                                 ------------
              Total Household & Personal
              Products                                           $  4,737,144
                                                                 ------------
              Health Care Equipment & Services - 3.0%
              Health Care Equipment - 3.0%
    51,022    Baxter International, Inc.                         $  2,582,734
    23,791    Becton, Dickinson & Co.                               2,010,815
                                                                 ------------
                                                                 $  4,593,549
                                                                 ------------
              Total Health Care Equipment &
              Services                                           $  4,593,549
                                                                 ------------
              Pharmaceuticals & Biotechnology - 6.2%
              Pharmaceuticals - 6.2%
    47,219    Abbott Laboratories Co.                            $  2,262,262
    83,498    Bristol-Myers Squibb Co.                              2,211,027
    43,333    Eli Lilly & Co.                                       1,518,388
    58,675    Merck & Co., Inc.                                     2,114,647
    78,608    Pfizer, Inc.                                          1,376,426
                                                                 ------------
                                                                 $  9,482,750
                                                                 ------------
              Total Pharmaceuticals &
              Biotechnology                                      $  9,482,750
                                                                 ------------
              Banks - 5.4%
              Diversified Banks - 2.8%
   114,664    U.S. Bancorp                                       $  3,092,488
    37,061    Wells Fargo & Co.                                     1,148,520
                                                                 ------------
                                                                 $  4,241,008
                                                                 ------------
              Regional Banks - 2.1%
    21,203    PNC Bank Corp.                                     $  1,287,446
    67,458    SunTrust Banks, Inc.                                  1,990,686
                                                                 ------------
                                                                 $  3,278,132
                                                                 ------------
              Thrifts & Mortgage Finance - 0.5%
    39,030    New York Community Bancorp, Inc. (b)               $    735,716
                                                                 ------------
              Total Banks                                        $  8,254,856
                                                                 ------------
              Diversified Financials - 2.6%
              Asset Management & Custody Banks - 1.7%
    26,569    Northern Trust Corp.                               $  1,472,188
    38,469    The Bank of New York Mellon Corp.                     1,161,764
                                                                 ------------
                                                                 $  2,633,952
                                                                 ------------
              Consumer Finance - 0.9%
    30,279    American Express Co.                               $  1,299,575
                                                                 ------------
              Total Diversified Financials                       $  3,933,527
                                                                 ------------
              Insurance - 5.8%
              Life & Health Insurance - 1.3%
    35,501    Aflac, Inc.                                        $  2,003,321
                                                                 ------------
              Property & Casualty Insurance - 4.5%
    63,148    Chubb Corp.                                        $  3,766,147
    39,709    Cincinnati Financial Corp. (b)                        1,258,378
    32,677    The Travelers Companies, Inc.                         1,820,436
                                                                 ------------
                                                                 $  6,844,961
                                                                 ------------
              Total Insurance                                    $  8,848,282
                                                                 ------------
              Real Estate - 1.6%
              Office Real Estate Investment Trust - 0.7%
    14,590    Alexandria Real Estate Equities, Inc.              $  1,068,863
                                                                 ------------
              Specialized Real Estate Investment Trust - 0.9%
    38,650    Nationwide Health Properties, Inc.                 $  1,406,087
                                                                 ------------
              Total Real Estate                                  $  2,474,950
                                                                 ------------
              Software & Services - 0.5%
              Data Processing & Outsourced Services - 0.5%
    15,548    Automatic Data Processing, Inc.                    $    719,561
                                                                 ------------
              Total Software & Services                          $    719,561
                                                                 ------------
              Technology Hardware & Equipment - 0.7%
              Computer Hardware - 0.7%
    26,154    Hewlett-Packard Co.                                $  1,101,083
                                                                 ------------
              Total Technology Hardware &
              Equipment                                          $  1,101,083
                                                                 ------------
              Semiconductors - 5.3%
              Semiconductor Equipment - 0.4%
    46,366    Applied Materials, Inc.                            $    651,442
                                                                 ------------
              Semiconductors - 4.9%
    61,911    Analog Devices, Inc.                               $  2,332,187
    68,192    Intel Corp.                                           1,434,078
    76,913    Microchip Technology, Inc. (b)                        2,631,194
    34,403    Xilinx, Inc.                                            996,999
                                                                 ------------
                                                                 $  7,394,458
                                                                 ------------
              Total Semiconductors                               $  8,045,900
                                                                 ------------
              Telecommunication Services - 4.3%
              Integrated Telecom Services - 4.3%
    46,733    AT&T Corp.                                         $  1,373,016
    67,512    CenturyLink, Inc. (b)                                 3,117,029
    12,550    Frontier Communications Corp.                           122,112
    52,283    Verizon Communications, Inc.                          1,870,686
                                                                 ------------
                                                                 $  6,482,843
                                                                 ------------
              Total Telecommunication Services                   $  6,482,843
                                                                 ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
              Utilities - 7.5%
              Electric Utilities - 1.7%
    23,727    DPL, Inc.                                          $    610,021
    52,502    Southern Co.                                          2,007,151
                                                                 ------------
                                                                 $  2,617,172
                                                                 ------------
              Gas Utilities - 3.5%
    61,055    AGL Resources, Inc.                                $  2,188,822
    19,987    National Fuel Gas Co.                                 1,311,543
   107,296    Questar Corp.                                         1,868,023
                                                                 ------------
                                                                 $  5,368,388
                                                                 ------------
              Multi-Utilities - 2.3%
    81,743    NSTAR, Inc. (b)                                    $  3,448,737
                                                                 ------------
              Total Utilities                                    $ 11,434,297
                                                                 ------------
              TOTAL COMMON STOCKS
              (Cost $103,089,990)                                $150,950,545
                                                                 ------------
Principal
Amount ($)
              TEMPORARY CASH INVESTMENTS - 7.3%
              Securities Lending Collateral - 7.3% (c)
              Certificates of Deposit:
   313,057    Bank of Nova Scotia, 0.37%,
              9/29/11                                            $    313,057
   219,140    BBVA Group NY, 0.61%, 7/26/11                           219,140
   228,356    BNP Paribas Bank NY, 0.1%, 1/3/11                       228,356
   156,528    BNP Paribas Bank NY, 0.29%,
              2/8/11                                                  156,528
   156,528    BNP Paribas Bank NY, 0.3%,
              1/20/11                                                 156,528
   313,057    Canadian Imperial Bank of Commerce
              NY, 0.29%, 4/27/11                                      313,057
   313,057    DnB NOR Bank ASA NY, 0.25%,
              3/7/11                                                  313,057
   156,519    National Australia Bank NY, 0.31%,
              10/19/11                                                156,519
   313,057    RaboBank Netherland NV NY, 0.31%,
              8/8/11                                                  313,057
   313,057    Royal Bank of Canada NY, 0.44%,
              12/2/11                                                 313,057
   156,528    SocGen NY, 0.30%, 2/10/11                               156,528
   313,057    Westpac Banking Corp. NY, 0.44%,
              12/6/11                                                 313,057
                                                                 ------------
                                                                 $  2,951,941
                                                                 ------------
              Commercial Paper:
   187,834    American Honda Finance, 0.30%,
              5/4/11                                             $    187,834
   125,681    American Honda Finance, 1.05%,
              6/20/11                                                 125,681
   114,999    Australia & New Zealand Banking
              Group, 0.89%, 8/4/11                                    114,999
   318,917    Caterpillar Financial Services Corp.,
              1.05%, 6/24/11                                          318,917
   344,363    CBA, 0.32%, 1/3/11                                      344,363
    93,891    CHARFD, 0.26%, 2/8/11                                    93,891
   156,491    FAIRPP, 0.27%, 2/2/11                                   156,491
   160,720    FAIRPP, 0.27%, 3/7/11                                   160,720
   313,083    Federal Home Loan Bank, 0.37%,
              6/1/11                                                  313,083
   156,527    GE Corp., 0.34%, 1/26/11                                156,527
   156,582    General Electric Capital Corp., 0.38%,
              4/28/11                                                 156,582
    31,293    General Electric Capital Corp., 0.38%,
              6/6/11                                                   31,293
   312,895    OLDLLC, 0.27%, 3/11/11                                  312,895
   312,931    SEB, 0.39%, 2/7/11                                      312,931
   375,666    SOCNAM, 0.1%, 1/3/11                                    375,666
   156,512    SOCNAM, 0.29%, 1/14/11                                  156,512
   187,715    STDFIN, 0.6%, 2/8/11                                    187,715
   312,987    STRAIT, 0.25%, 2/2/11                                   312,987
   156,518    TBLLC, 0.27%, 1/10/11                                   156,518
   156,491    TBLLC, 0.27%, 2/2/11                                    156,491
   313,057    Toyota Motor Credit Corp., 0.44%,
              9/8/11                                                  313,057
   125,183    VARFUN, 0.26%, 2/14/11                                  125,183
   190,806    VARFUN, 0.27%, 1/20/11                                  190,806
   187,837    Wachovia, 0.40%, 3/22/11                                187,837
   125,304    Wachovia, 0.42%, 10/15/11                               125,304
                                                                 ------------
                                                                 $  5,074,283
                                                                 ------------
              Tri-party Repurchase Agreements:
   457,063    Deutsche Bank Securities, Inc.,
              0.22%, 1/3/11                                      $    457,063
   626,114    HSBC Bank USA NA, 0.21%, 1/3/11                         626,114
   907,865    RBS Securities, Inc., 0.25%, 1/3/11                     907,865
                                                                 ------------
                                                                 $  1,991,042
                                                                 ------------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
              Money Market Mutual Funds:
   500,892    Dreyfus Preferred Money Market Fund                $    500,892
   500,891    Fidelity Prime Money Market Fund                        500,891
                                                                 ------------
                                                                 $  1,001,783
                                                                 ------------
              Total Securities Lending
              Collateral                                         $ 11,019,049
                                                                 ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $11,019,049)                                 $ 11,019,049
                                                                 ------------
              TOTAL INVESTMENT IN
              SECURITIES - 106.6%
              (Cost $114,109,039) (a)                            $161,969,594
                                                                 ------------
              OTHER ASSETS AND
              LIABILITIES - (6.6)%                               $(10,045,964)
                                                                 ------------
              TOTAL NET ASSETS - 100.0%                          $151,923,630
                                                                 ============

*     Non-income producing security.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $113,872,211 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                $49,151,006
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                 (1,053,623)
                                                                     -----------
      Net unrealized gain                                            $48,097,383
                                                                     ===========

(b)   At December 31, 2010, the following securities were out on loan:

      Shares    Description                                             Value
      60,000    CenturyLink, Inc.                                    $ 2,770,200
       4,237    Cincinnati Financial Corp.                               134,271
      20,000    Hershey Foods Corp.                                      943,000
      75,985    Microchip Technology, Inc.                             2,599,447
      38,600    New York Community Bancorp, Inc.                         727,610
      70,000    NSTAR, Inc.                                            2,953,300
      22,300    Trinity Industries, Inc.*                                593,403
                                                                     -----------
                Total                                                $10,721,231
                                                                     ===========

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $25,186,183 and $38,340,124, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                             Level 1        Level 2      Level 3       Total
Common Stocks             $150,950,545    $         -    $     -    $150,950,545
Temporary Cash
Investments                          -     10,017,266          -      10,017,266
Money Market Mutual
Funds                        1,001,783              -          -       1,001,783
                          ------------    -----------    -------    ------------
  Total                   $151,952,328    $10,017,266    $     -    $161,969,594
                          ============    ===========    =======    ============

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                          12/31/10      12/31/09      12/31/08      12/31/07      12/31/06
Class I
Net asset value, beginning of period                     $ 16.75       $ 15.18       $  23.76      $  24.93      $  21.25
                                                         -------       -------       --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.44       $  0.47       $   0.68      $   0.82      $   0.60
 Net realized and unrealized gain (loss) on
  investments                                              2.79          1.60           (7.42)        (0.53)         4.05
                                                         -------       -------       --------      --------      --------
  Net increase from investment operations                $  3.23       $  2.07       $  (6.74)     $   0.29      $   4.65
Distributions to shareowners:
 Net investment income                                     (0.41)        (0.50)         (0.57)        (0.65)        (0.60)
 Net realized gain                                            --            --          (1.27)        (0.81)        (0.37)
                                                         -------       -------       --------      --------      --------
  Net increase (decrease) in net asset value             $  2.82       $  1.57       $  (8.58)     $  (1.17)     $   3.68
                                                         -------       -------       --------      --------      --------
Net asset value, end of period                           $ 19.57       $ 16.75       $  15.18      $  23.76      $  24.93
                                                         =======       =======       ========      ========      ========
Total return*                                              19.56%        14.14%        (30.29)%        0.81%        22.45%
Ratio of net expenses to average net assets+                0.76%         0.77%          0.75%         0.70%         0.69%
Ratio of net investment income to average net assets+       2.29%         3.02%          3.17%         2.59%         2.70%
Portfolio turnover rate                                       18%           33%            17%           31%           23%
Net assets, end of period (in thousands)                 $95,224       $92,714       $ 93,110      $166,323      $310,682
Ratios with no waiver of management fees and
 assumption of expenses by the Adviser and no
 reduction for fees paid indirectly:
  Net expenses                                              0.76%         0.77%          0.75%         0.70%         0.69%
  Net investment income                                     2.29%         3.02%          3.17%         2.59%         2.70%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/10      12/31/09      12/31/08      12/31/07      12/31/06
Class II
Net asset value, beginning of period                          $ 16.85       $ 15.26       $  23.89      $  25.07      $  21.37
                                                              -------       -------       --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.37       $  0.69       $   0.62      $   0.62      $   0.56
 Net realized and unrealized gain (loss) on investments          2.83          1.36          (7.45)        (0.40)         4.06
                                                              -------       -------       --------      --------      --------
  Net increase from investment operations                     $  3.20       $  2.05       $  (6.83)     $   0.22      $   4.62
Distributions to shareowners:
 Net investment income                                          (0.37)        (0.46)         (0.53)        (0.59)        (0.55)
 Net realized gain                                                 --            --          (1.27)        (0.81)        (0.37)
                                                              -------       -------       --------      --------      --------
  Net increase (decrease) in net asset value                  $  2.83       $  1.59       $  (8.63)     $  (1.18)     $   3.70
                                                              -------       -------       --------      --------      --------
Net asset value, end of period                                $ 19.68       $ 16.85       $  15.26      $  23.89      $  25.07
                                                              =======       =======       ========      ========      ========
Total return*                                                   19.23%        13.89%        (30.48)%        0.54%        22.12%
Ratio of net expenses to average net assets+                     1.01%         1.01%          1.00%         0.95%         0.94%
Ratio of net investment income to average net assets+            2.04%         2.75%          2.92%         2.41%         2.45%
Portfolio turnover rate                                            18%           33%            17%           31%           23%
Net assets, end of period (in thousands)                      $56,700       $50,249       $ 90,372      $153,810      $156,004
Ratios with no waiver of management fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
  Net expenses                                                   1.01%         1.01%          1.00%         0.95%         0.94%
  Net investment income                                          2.04%         2.75%          2.92%         2.41%         2.45%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $10,721,231) (cost $114,109,039)    $ 161,969,594
 Cash                                                                                               774,836
 Receivables --
 Portfolio shares sold                                                                              105,962
 Dividends                                                                                          225,009
 Other                                                                                                1,552
                                                                                              -------------
  Total assets                                                                                $ 163,076,953
                                                                                              -------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                                 $      83,262
 Upon return of securities loaned                                                                11,019,049
 Due to affiliates                                                                                    4,106
 Accrued expenses                                                                                    46,906
                                                                                              -------------
  Total liabilities                                                                           $  11,153,323
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 155,218,850
 Undistributed net investment income                                                              2,026,312
 Accumulated net realized loss on investments                                                   (53,182,087)
 Net unrealized gain on investments                                                              47,860,555
                                                                                              -------------
  Total net assets                                                                            $ 151,923,630
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $95,223,987/4,866,206 shares)                                              $       19.57
                                                                                              =============
 Class II (based on $56,699,643/2,881,784 shares)                                             $       19.68
                                                                                              =============

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,238)       $4,296,237
 Income from securities loaned, net                            10,960
                                                           ----------
  Total investment income                                                  $ 4,307,197
                                                                           -----------
EXPENSES:
 Management fees                                           $  918,057
 Transfer agent fees
 Class I                                                        1,373
 Class II                                                       1,457
 Distribution fees
 Class II                                                     126,702
 Administrative reimbursement                                  44,125
 Custodian fees                                                11,748
 Professional fees                                             56,440
 Printing expense                                              23,711
 Fees and expenses of nonaffiliated trustees                    7,053
 Miscellaneous                                                  5,261
                                                           ----------
  Total expenses                                                           $ 1,195,927
                                                                           -----------
  Net expenses                                                             $ 1,195,927
                                                                           -----------
   Net investment income                                                   $ 3,111,270
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain (loss) on:
 Investments                                               $4,221,658
 Class action                                                   1,294      $ 4,222,952
                                                           ----------      -----------
 Change in net unrealized gain on investments                              $18,007,817
                                                                           -----------
 Net gain on investments                                                   $22,230,769
                                                                           -----------
 Net increase in net assets resulting from operations                      $25,342,039
                                                                           ===========

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                             Year Ended         Year Ended
                                                              12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                       $   3,111,270      $   4,051,314
Net realized gain (loss) on investments                         4,222,952        (35,993,730)
Change in net unrealized gain (loss) on investments            18,007,817         46,103,027
                                                            -------------      -------------
  Net decrease in net assets resulting from operations      $  25,342,039      $  14,160,611
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.41 and $0.50 per share, respectively)         $  (2,077,764)     $  (2,925,203)
  Class II ($0.37 and $0.46 per share, respectively)           (1,045,560)        (1,427,320)
                                                            -------------      -------------
    Total distributions to shareowners                      $  (3,123,324)     $  (4,352,523)
                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  12,037,747      $  15,375,642
Reinvestment of distributions                                   3,123,324          4,352,523
Cost of shares repurchased                                    (28,418,816)       (70,055,353)
                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                            $ (13,257,745)     $ (50,327,188)
                                                            -------------      -------------
  Net increase (decrease) in net assets                     $   8,960,970      $ (40,519,100)
NET ASSETS:
Beginning of year                                             142,962,660        183,481,760
                                                            -------------      -------------
End of year                                                 $ 151,923,630      $ 142,962,660
                                                            =============      =============
Undistributed net investment income                         $   2,026,312      $   1,954,524
                                                            =============      =============

                                 '10 Shares       '10 Amount      '09 Shares      '09 Amount
CLASS I
Shares sold                         262,274     $   4,688,564        511,797     $   7,407,462
Reinvestment of distributions       117,361         2,077,764        198,310         2,925,203
Less shares repurchased          (1,047,281)      (18,348,363)    (1,310,295)      (19,354,398)
                                 ----------     -------------     ----------     -------------
  Net decrease                     (667,646)    $ (11,582,035)      (600,188)    $  (9,021,733)
                                 ==========     =============     ==========     =============
CLASS II
Shares sold                         413,305     $   7,349,183        554,530     $   7,968,180
Reinvestment of distributions        58,659         1,045,560         96,271         1,427,320
Less shares repurchased            (572,935)      (10,070,453)    (3,591,536)      (50,700,955)
                                 ----------     -------------     ----------     -------------
  Net decrease                     (100,971)    $  (1,675,710)    (2,940,735)    $ (41,305,455)
                                 ==========     =============     ==========     =============

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio, in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2010, The Portfolio had a net capital loss carryforward of $51,504,584, of which, the following amounts will expire between 2016 and 2017 if not utilized: $5,697,480 in 2016, and $45,807,104 in 2017.

      At December 31, 2010, the Portfolio has reclassified $83,842 to increase undistributed net investment income and $83,842 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                       2010              2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $ 3,123,324        $4,352,523
                                                   -----------        ----------
  Total distributions                              $ 3,123,324        $4,352,523
                                                   ===========        ==========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                      $   111,981
Capital loss carryforward                          (51,504,584)
Unrealized appreciation                             48,097,383
                                                   -----------
  Total                                            $(3,295,220)
                                                   ===========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on partnerships, and REIT holdings.

C.    Portfolio Shares and Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2010 the Portfolio recognized gains of $1,294 in settlement of class action lawsuits from

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)

      several different companies, as reflected on the Statement of Operations.

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,383 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $334 in transfer agent fees payable to PIMSS at December 31, 2010.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (The Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $389 in distribution fees payable to PFD at December 31, 2010.

5.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2010, and in the second quintile of its Morningstar category for the three and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.
                                                            The Board of Trustees provides broad supervision over the
Custodian                                                   Portfolio's affairs. The officers of the Trust are
Brown Brothers Harriman & Co.                               responsible for the Portfolio's operations. The Trustees and officers are listed below, together with their principal
Independent Registered Public Accounting Firm               occupations. Trustees who are interested persons of the
Ernst & Young LLP                                           Trust within the meaning of the 1940 Act are referred to as
                                                            Interested Trustees. Trustees who are not interested persons
Principal Underwriter                                       of the Trust are referred to as Independent Trustees. Each
Pioneer Funds Distributor, Inc.                             of the Trustees, except Mr. West, serves as a trustee of
                                                            each of the 56 U.S. registered investment portfolios for
Legal Counsel                                               which Pioneer serves as investment adviser (the "Pioneer
Bingham McCutchen LLP                                       Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment
Shareowner Services and Transfer Agent                      adviser. The address for all Trustees and all officers of
Pioneer Investment Management Shareholder Services, Inc.    the Trust is 60 State Street, Boston, Massachusetts 02109.

                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Chairman of the     Trustee since 1994. Serves
                              Board, Trustee      until a successor trustee is
                              and President       elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury           Trustee and         Trustee since 2007. Serves
(52)*                         Executive Vice      until a successor trustee is
                              President           elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Non-Executive Chairman and a director of Pioneer Investment      None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a director of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury           Director, CEO and President of PIM-USA (since February           None
(52)*                         2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice President of all of the Pioneer Funds (since
                              March 2007); Director of PGAM (2007 - 2010); Head of New
                              Europe Division, PGAM (2000 - 2005); and Head of New Markets
                              Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee             Trustee since 2005. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)             Trustee             Trustee since 2000. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee             Trustee since 2008. Serves
(66)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham          Trustee             Trustee since 2000. Serves
(63)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Interim Chief Executive Officer, Oxford Analytica, Inc.          Director of Enterprise Community
                              (privately held research and consulting company) (2010 -         Investment, Inc. (privately held
                              present); Managing Partner, Federal City Capital Advisors        affordable housing finance company)
                              (corporate advisory services company) (1997 - 2004 and 2008      (1985 - present); Director of
                              - present); Executive Vice President and Chief Financial         Oxford Analytica, Inc.
                              Officer, I-trax, Inc. (publicly traded health care services      (2008--present); Director of The
                              company) (2004 - 2007); and Executive Vice President and         Swiss Helvetia Fund, Inc.
                              Chief Financial Officer, Pedestal Inc. (internet-based           (closed-end fund) (2010-present);
                              mortgage trading company) (2000 - 2002)                          and Director of New York Mortgage
                                                                                               Trust (publicly traded mortgage
                                                                                               REIT) (2004 - 2009)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)             President, Bush International, LLC (international financial      Director of Marriott International,
                              advisory firm) (1991 - present); Managing Director, Federal      Inc. (2008 - present); Director of
                              Housing Finance Board (oversight of Federal Home Loan Bank       Discover Financial Services (credit
                              system) (1989 - 1991); Vice President and Head of                card issuer and electronic payment
                              International Finance, Federal National Mortgage Association     services) (2007 - present); Former
                              (1988 - 1989); U.S. Alternate Executive Director,                Director of Briggs & Stratton Co.
                              International Monetary Fund (1984 - 1988); Executive             (engine manufacturer) (2004 -
                              Assistant to Deputy Secretary of the U.S. Treasury, U.S.         2009); Director of UAL Corporation
                              Treasury Department (1982 - 1984); and Vice President and        (airline holding company) (2006 -
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -      present); Director of ManTech
                              1982)                                                            International Corporation (national
                                                                                               security, defense, and intelligence
                                                                                               technology firm) (2006 - present);
                                                                                               Member, Board of Governors,
                                                                                               Investment Company Institute (2007
                                                                                               - present); Former Director of
                                                                                               Brady Corporation (2000 - 2007);
                                                                                               Former Director of Mortgage
                                                                                               Guaranty Insurance Corporation
                                                                                               (1991 - 2006); Former Director of
                                                                                               Millennium Chemicals, Inc.
                                                                                               (commodity chemicals) (2002 -
                                                                                               2005); Former Director, R.J.
                                                                                               Reynolds Tobacco Holdings, Inc.
                                                                                               (tobacco) (1999 - 2005); and Former
                                                                                               Director of Texaco, Inc. (1997 -
                                                                                               2001)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          William Joseph Maier Professor of Political Economy, Harvard     Trustee, Mellon Institutional Funds
(66)                          University (1972 - present)                                      Investment Trust and Mellon
                                                                                               Institutional Funds Master
                                                                                               Portfolio (oversaw 17 portfolios in
                                                                                               fund complex) (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham          Founding Director, Vice President and Corporate Secretary,       None
(63)                          The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and
                              Organizational Learning, Xerox PARC, Xerox's Advance
                              Research Center (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)


--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee             Trustee since 2006. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)      Trustee             Trustee since 1995. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee             Trustee since 2008. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc.           Director, Broadridge Financial
                              (technology products for securities lending industry) (2008      Solutions, Inc. (investor
                              - present); private investor (2004 - 2008); and Senior           communications and securities
                              Executive Vice President, The Bank of New York (financial        processing provider for
                              and securities services) (1986 - 2004)                           financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)      President and Chief Executive Officer, Newbury, Piret &          Director of New America High
                              Company, Inc. (investment banking firm) (1981 - present)         Income Fund, Inc. (closed-end
                                                                                               investment company) (2004 -
                                                                                               present); and member, Board of
                                                                                               Governors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -       Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to         Fund, Inc. (closed-end
                              1998)                                                            investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager) (1997 -
                                                                                               2005)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary           Since 2010. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer           Since 2008. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant           Since 2000. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS OFFICER
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer          None
                              since January 2008 and Secretary of all of the Pioneer
                              Funds since June 2010; Assistant Secretary of all of the
                              Pioneer Funds from September 2003 to May 2010; and Vice
                              President and Senior Counsel of Pioneer from July 2002 to
                              December 2007
-------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)        Fund Governance Director of Pioneer since December 2006 and      None
                              Assistant Secretary of all the Pioneer Funds since June
                              2010; Manager-Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from
                              January 2000 to November 2003
-------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary       None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President -- Fund Accounting, Administration and            None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                              Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant Vice President -- Fund Accounting, Administration      None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant           Since 2002. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant           Since 2009. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief               Since 2010. Serves at the
                              Compliance          discretion of the Board.
                              Officer
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS OFFICER
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)            Fund Accounting Manager -- Fund Accounting, Administration       None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager -- Fund Accounting,                  None
                              Administration and Controllership Services since November
                              2008; Assistant Treasurer of all of the Pioneer Funds since
                              January 2009; and Client Service Manager -- Institutional
                              Investor Services at State Street Bank from March 2003 to
                              March 2007
-------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer       None
                              Funds since March 2010; Director of Adviser and Portfolio
                              Compliance at Pioneer since October 2005; and Senior
                              Compliance Officer for Columbia Management Advisers, Inc.
                              from October 2003 to October 2005
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18648-05-0211

                                                           [LOGO] PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2010



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         7
  Financial Statements                           12
  Notes to Financial Statements                  17
  Report of Independent Registered Public
    Accounting Firm                              22
  Approval of Investment Advisory Agreement      23
  Trustees, Officers and Service Providers       25


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10

Portfolio Diversification
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              92.2%
Depositary Receipts for International Stocks     4.2%
International Common Stocks                      3.0%
Temporary Cash Investments                       0.6%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                     15.3%
Information Technology                          14.2%
Financials                                      13.5%
Consumer Discretionary                          13.1%
Energy                                          12.0%
Consumer Staples                                11.6%
Health Care                                     10.6%
Materials                                        7.0%
Telecommunication Services                       1.5%
Utilities                                        1.2%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Chevron Corp.               2.94%
  2.       Norfolk Southern Corp.      2.62
  3.       Rio Tinto Plc               2.47
  4.       PACCAR, Inc.                2.43
  5.       Johnson Controls, Inc.      2.11

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10

Prices and Distributions

Net Asset Value per Share     12/31/10      12/31/09
  Class I                     $ 22.43      $ 19.60
  Class II                    $ 22.42      $ 19.59


                            Net
Distributions per Share     Investment     Short-Term
(1/1/10 - 12/31/10)         Income         Capital Gains
  Class I                   $ 0.2778       $  -
  Class II                  $ 0.2241       $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Fund         Pioneer Fund
                 VCT Portfolio,       VCT Portfolio,
                 Class I              Class II             S&P 500
12/00               10000               10000               10000
                     8915                8891                8812
12/02                7219                7179                6866
                     8933                8862                8834
12/04                9939                9830                9794
                    10552               10413               10275
12/06               12307               12116               11896
                    12921               12706               12549
12/08                8494                8333                7907
                    10634               10409               10001
12/10               12338               12046               11509



The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

             Class I     Class II
10 Years      2.12%       1.88%
5 Years       3.18%       2.95%
1 Year       16.02%      15.72%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

Share Class                                    I               II
-------------------------------------   --------------   --------------
  Beginning Account Value on 7/1/10       $ 1,000.00       $ 1,000.00
  Ending Account Value on 12/31/10        $ 1,261.36       $ 1,259.33
  Expenses Paid During Period*            $     4.10       $     5.52

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

Share Class                                    I               II
-------------------------------------   --------------   --------------
  Beginning Account Value on 7/1/10       $ 1,000.00       $ 1,000.00
  Ending Account Value on 12/31/10        $ 1,021.58       $ 1.020.32
  Expenses Paid During Period*            $     3.67       $     4.94

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2010, and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q:  How did the Portfolio perform over the 12 months ended December 31, 2010?

A:  Over the 12 months ended December 31, 2010, Pioneer Fund VCT Portfolio
   Class I shares returned 16.02% at net asset value, and Class II shares returned 15.72%, while the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 15.08%. Over the same period, the average return of the 226 variable portfolios in Lipper's Large Cap Core Underlying Funds category was 13.45%.

Q: After stock-price declines in the first half of 2010, the second half of the year saw a sharp improvement in the stock market. Why was the market down in the first half of the year, and how do you explain the dramatic improvement in the last six months of the year ended December 31, 2010?

A: Shifts in market sentiment are often related to changes in economic and business conditions. However, the shifts are also sometimes the result of the conclusion of a slow process of recognition. In looking back on the swings in the market during 2010, we recall that there were doubts earlier in the year about the durability of the economic recovery in the United States. There were also considerable anxieties about Europe and its debt crisis. Some investors were concerned by what they saw as over-reaching new legislation affecting major U.S. industries, and everywhere--whether with respect to unemployment or housing or business spending--people seemed to be emphasizing the "glass half-empty" scenario rather than the positive, "glass half-full" possibility.

   Throughout that period of choppiness in the markets and generally downward momentum, though, there were growing signs that, indeed, the economic recovery was on track and the trend of corporate earnings was strong. Many companies were raising their dividend payments to shareholders; share-repurchase programs were being announced; and mergers and acquisitions were accelerating. By late August 2010 it had also become evident in the opinion polls that a shift in the balance of power in Washington, D.C., was likely to result from the upcoming November elections. Suddenly, with enough evidence, or at least expectation, at last to go by, investors re-entered the market in droves and took prices sharply higher all the way through year end.

   The founder of Pioneer Fund, Mr. Philip L. Carret, made the observation way back in the 1920s that most stock traders are optimists and that in consequence the buoyancy of the stock market could not be long, and certainly not indefinitely, suppressed. Of course, Mr. Carret had not taken an actual survey of traders or compiled a comprehensive psychological profile of operators in the market. Rather, he seemed to be drawing his conclusion from the act of investment itself and the hopefulness that that act necessarily displays that the investment will be worthwhile. The last several months of 2010 may have provided yet another example of the seeming irrepressibility of investors.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

Q: What was the effect of the Portfolio's sector allocations over the period ended December 31, 2010, and which individual stocks were important to performance results?

A: Both sector allocations and stock selections contributed to returns relative to the Portfolio's benchmark, the S&P 500 Index. Especially helpful were overweights in several of the top-performing sectors, including materials, consumer discretionary, and industrials. With regard to stock selection, that was particularly strong in financials, materials, consumer discretionary, and industrials. Only in consumer staples did the Portfolio experience a meaningful loss of relative return. The Portfolio was somewhat overweight what was one of the weaker-performing sectors, and our stock selections in consumer staples also showed smaller gains than for the average stock in that sector. In general, though, it was a period of very good relative returns for Pioneer Fund VCT Portfolio.

   Among individual stocks with stand-out positive relative returns for the Portfolio, Rio Tinto, the worldwide mining company, prospered as the Asian economies in its market area boomed; PACCAR, the truck builder, appreciated significantly as investors looked ahead to potentially improving truck sales over the next couple of years; and both Johnson Controls and BorgWarner, auto parts suppliers, rode the recovery of the car industry from the depressed conditions of 2008 and 2009. The biggest detractors from the Portfolio's relative returns included Hershey, the chocolate company, and Colgate-Palmolive, the toothpaste supplier, which both saw sluggish stock prices as investors fretted about rising raw-materials costs and competitor moves. Believing that the problems were temporary, we retained the Portfolio's shares of the two companies.

Q: What changes did you make to the Portfolio over the second half of the 12-month period ended December 31, 2010, and how is the Portfolio positioned heading into the new year?

A: In the last half of the year, we added six positions to the Portfolio and liquidated nine. Airgas, a producer and distributor of industrial gases, represented an opportunity to benefit from growth in an attractive branch of chemicals. McDermott International is prospering as a supplier of engineering and construction services to the worldwide energy industry. Thinking that the share price did not reflect longer-term profit-recovery potential, the Portfolio took part in the offering of shares of the reorganized General Motors. In American Express we saw a chance to have the Portfolio participate in the improvement of consumer credit. Altera specializes in programmable microchips, particularly for the communications industry. Finally, the Portfolio received shares of Frontier Communications when another Portfolio holding, Verizon Communications, sold some of its telephone lines to Frontier in exchange for stock.

   Sales out of the Portfolio during the second half of the fiscal year were generally of securities we thought had reached a fair value in relation to longer-term prospects. The majority of the sales were at significant profits. The positions sold were in Air Products and Chemicals, Praxair, BHP Billiton, Honeywell International, Yum! Brands, Campbell Soup, Zions Bancorporation, Apple, and EMC.

   As we emerge from the darkness of the winter solstice into the growing light of the new year, we think that some Portfolio positions retain their full appeal and that others may need to be replaced. We are always interested by the portions of the market that have underperformed the rest of the market. Often, of course, there are good reasons for the underperformance; the market is not always wrong! However, there may also be excellent investment opportunities among the companies that Wall Street has neglected or with

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)

   which its prominent analysts are just not as familiar. We cannot predict where our somewhat "contrarian" investment approach will take the Portfolio during 2011, but we are intrigued by some of the stocks in traditional "growth" areas such as health care, consumer staples, and information technology that are available today at price-to-earnings multiples below their average historical multiple levels. We feel especially comfortable with some of the stocks in those areas that we already have in the Portfolio.

Q: With a new power structure in Washington and with the Federal Reserve
   Board's continuing to print money in an apparent effort to accelerate the economic recovery, what is your outlook for equities and the economy in general in 2011?

A: We do our best at all times to focus on the fundamental characteristics of companies rather than events of shorter-term duration. Yes, the November elections appear to have reduced the risk of major new changes in the ground rules for our industries, and removal of that element of uncertainty has generally been greeted positively in the markets. And, yes, the Federal Reserve Board continues to stimulate the economy with its "easy money" policies. Both developments would seem to be good for stocks. We would note, however, that any election result is a flimsy rack on which to hang an investment thesis, as another election can lead to a different outcome; and any monetary policy has risks to it. Monetary strategies that are too tight can keep inflation under control, but at the risk of slow economic growth; and those that are too loose can get the economy going, but at the risk of inflation. Over the long sweep of history, there have been many alternations and rotations between the policies affecting the markets, and the investor does well not to count on the permanence of any of them. Rather, we think it advisable to spend our time studying individual companies, and especially to seek those companies that have proven their adaptability to changing circumstances.

   In our June 30, 2010, letter to shareholders, we referred to some of the issues weighing on investors' minds, while emphasizing that the story we were hearing from the managements of companies in which we were invested was more "upbeat." Now investor sentiment mirrors the optimism of companies, and we spent the last few months of 2010 in the midst of a fairly robust market. Always aiming at least to acknowledge the opposing view, we note that risks to the market remain and that further market advances may be accompanied by anxieties over, for instance, the fiscal imbalances of national and local budgets as well as international issues. We would not be surprised to see some "backing and filling" in the market as we move forward during 2011. Yet we do still think that there are many potentially attractive values in the market for the patient, long-term investor, and we intend to find as many of them as we can for the Pioneer Fund VCT Portfolio.

   Thank you for your faithful support.

Please refer to the Schedule of Investments on pages 7 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10

Shares                                                        Value
                    COMMON STOCKS - 98.5%
                    Energy - 11.9%
                    Coal & Consumable Fuels - 0.3%
       20,588       Consol Energy, Inc.                 $  1,003,459
                                                        ------------
                    Integrated Oil & Gas - 6.9%
      101,574       Chevron Corp.                       $  9,268,628
       56,969       ConocoPhillips                         3,879,589
       46,935       Exxon Mobil Corp.                      3,431,887
       39,017       Hess Corp.                             2,986,361
       64,614       Marathon Oil Corp.                     2,392,656
                                                        ------------
                                                        $ 21,959,121
                                                        ------------
                    Oil & Gas Drilling - 0.9%
       38,163       Ensco Plc (A.D.R.)                  $  2,037,141
       16,665       Helmerich & Payne, Inc.                  807,919
                                                        ------------
                                                        $  2,845,060
                                                        ------------
                    Oil & Gas Equipment & Services - 1.4%
       50,113       McDermott International, Inc.*      $  1,036,838
       40,943       Schlumberger, Ltd.                     3,418,741
                                                        ------------
                                                        $  4,455,579
                                                        ------------
                    Oil & Gas Exploration & Production - 2.4%
       50,002       Apache Corp.                        $  5,961,738
       22,842       Devon Energy Corp.                     1,793,325
                                                        ------------
                                                        $  7,755,063
                                                        ------------
                    Total Energy                        $ 38,018,282
                                                        ------------
                    Materials - 6.9%
                    Aluminum - 0.7%
      135,015       Alcoa, Inc.                         $  2,077,881
                                                        ------------
                    Diversified Chemical - 0.7%
       47,730       E.I. du Pont de Nemours and Co.     $  2,380,772
                                                        ------------
                    Diversified Metals & Mining - 3.5%
       29,615       Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                      $  3,556,465
      111,256       Rio Tinto Plc*                         7,784,872
                                                        ------------
                                                        $ 11,341,337
                                                        ------------
                    Fertilizers & Agricultural Chemicals - 0.6%
       25,342       Monsanto Co.                        $  1,764,817
                                                        ------------
                    Industrial Gases - 0.9%
       44,700       Airgas, Inc.                        $  2,791,962
                                                        ------------
                    Specialty Chemicals - 0.5%
       32,723       Ecolab, Inc.                        $  1,649,894
                                                        ------------
                    Total Materials                     $ 22,006,663
                                                        ------------
                    Capital Goods - 10.8%
                    Aerospace & Defense - 2.6%
       43,971       General Dynamics Corp.              $  3,120,182
       22,414       Lockheed Martin Corp.                  1,566,963
       47,742       United Technologies Corp.              3,758,250
                                                        ------------
                                                        $  8,445,395
                                                        ------------

Shares                                                         Value
                    Construction & Farm Machinery &
                    Heavy Trucks - 4.4%
       30,581       Caterpillar, Inc.                   $  2,864,216
       41,943       Deere & Co.                            3,483,366
      133,336       PACCAR, Inc.                           7,656,153
                                                        ------------
                                                        $ 14,003,735
                                                        ------------
                    Electrical Components & Equipment - 1.5%
       50,628       Emerson Electric Co.                $  2,894,403
       25,723       Rockwell International Corp.           1,844,596
                                                        ------------
                                                        $  4,738,999
                                                        ------------
                    Industrial Conglomerates - 1.5%
       30,345       3M Co.                              $  2,618,774
      115,846       General Electric Co.                   2,118,823
                                                        ------------
                                                        $  4,737,597
                                                        ------------
                    Industrial Machinery - 0.8%
       21,462       Illinois Tool Works, Inc.           $  1,146,071
       18,758       Parker Hannifin Corp.                  1,618,815
                                                        ------------
                                                        $  2,764,886
                                                        ------------
                    Total Capital Goods                 $ 34,690,612
                                                        ------------
                    Transportation - 4.2%
                    Railroads - 4.2%
       59,236       Canadian National Railway Co.       $  3,937,417
       19,074       CSX Corp.                              1,232,371
      131,450       Norfolk Southern Corp.                 8,257,689
                                                        ------------
                                                        $ 13,427,477
                                                        ------------
                    Total Transportation                $ 13,427,477
                                                        ------------
                    Automobiles & Components - 4.2%
                    Auto Parts & Equipment - 2.9%
       34,990       BorgWarner, Inc.*                   $  2,531,876
      173,940       Johnson Controls, Inc.                 6,644,508
                                                        ------------
                                                        $  9,176,384
                                                        ------------
                    Automobile Manufacturers - 1.3%
      233,285       Ford Motor Corp.*                   $  3,916,855
        5,718       General Motors Co.*                      210,765
                                                        ------------
                                                        $  4,127,620
                                                        ------------
                    Total Automobiles &
                    Components                          $ 13,304,004
                                                        ------------
                    Consumer Durables & Apparel - 1.1%
                    Apparel, Accessories & Luxury Goods - 1.1%
       65,572       Coach, Inc.                         $  3,626,787
                                                        ------------
                    Total Consumer Durables &
                    Apparel                             $  3,626,787
                                                        ------------
                    Consumer Services - 0.4%
                    Restaurants - 0.4%
       15,259       McDonald's Corp.                    $  1,171,281
                                                        ------------
                    Total Consumer Services             $  1,171,281
                                                        ------------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)

Shares                                                              Value
                    Media - 3.3%
                    Publishing - 3.3%
      131,157       Elsevier NV                               $  1,623,644
      119,865       John Wiley & Sons, Inc.                      5,422,693
       99,220       McGraw-Hill Co., Inc.                        3,612,600
                                                              ------------
                                                              $ 10,658,937
                                                              ------------
                    Total Media                               $ 10,658,937
                                                              ------------
                    Retailing - 4.0%
                    Department Stores - 0.8%
       61,126       Nordstrom, Inc.                           $  2,590,520
                                                              ------------
                    General Merchandise Stores - 2.0%
      103,793       Target Corp.                              $  6,241,073
                                                              ------------
                    Home Improvement Retail - 0.8%
      105,965       Lowe's Companies, Inc.                    $  2,657,602
                                                              ------------
                    Specialty Stores - 0.4%
       51,935       Staples, Inc.                             $  1,182,560
                                                              ------------
                    Total Retailing                           $ 12,671,755
                                                              ------------
                    Food & Drug Retailing - 3.6%
                    Drug Retail - 2.3%
       58,455       CVS/Caremark Corp.                        $  2,032,480
      131,834       Walgreen Co.                                 5,136,253
                                                              ------------
                                                              $  7,168,733
                                                              ------------
                    Food Distributors - 0.7%
       78,094       Sysco Corp.                               $  2,295,964
                                                              ------------
                    Hypermarkets &
                    Supercenters - 0.6%
       37,055       Wal-Mart Stores, Inc.                     $  1,998,376
                                                              ------------
                    Total Food & Drug Retailing               $ 11,463,073
                                                              ------------
                    Food, Beverage & Tobacco - 5.3%
                    Packaged Foods & Meats - 4.7%
       84,825       General Mills, Inc.                       $  3,018,922
       70,137       H.J. Heinz Co., Inc.                         3,468,976
       89,195       Hershey Foods Corp.                          4,205,544
       31,144       Kellogg Co.                                  1,590,836
       87,861       Kraft Foods, Inc.                            2,768,500
                                                              ------------
                                                              $ 15,052,778
                                                              ------------
                    Soft Drinks - 0.6%
       30,488       PepsiCo, Inc.                             $  1,991,781
                                                              ------------
                    Total Food, Beverage &
                    Tobacco                                   $ 17,044,559
                                                              ------------
                    Household & Personal Products - 2.5%
                    Household Products - 1.8%
       11,905       Clorox Co.                                $    753,348
       61,782       Colgate-Palmolive Co.                        4,965,419
                                                              ------------
                                                              $  5,718,767
                                                              ------------


Shares                                                               Value
                    Personal Products - 0.7%
       27,483       Estee Lauder Co.                          $  2,217,878
                                                              ------------
                    Total Household & Personal
                    Products                                  $  7,936,645
                                                              ------------
                    Health Care Equipment & Services - 6.2%
                    Health Care Equipment - 6.2%
       42,742       Baxter International, Inc.                $  2,163,600
       72,143       Becton, Dickinson & Co.                      6,097,526
       45,294       C. R. Bard, Inc.                             4,156,630
       26,729       Covidien, Ltd.                               1,220,446
       38,317       Medtronic, Inc.*                             1,421,178
       69,290       St. Jude Medical, Inc.*                      2,962,148
       32,969       Stryker Corp.                                1,770,435
                                                              ------------
                                                              $ 19,791,963
                                                              ------------
                    Total Health Care Equipment &
                    Services                                  $ 19,791,963
                                                              ------------
                    Pharmaceuticals & Biotechnology - 4.2%
                    Pharmaceuticals - 4.2%
       74,420       Abbott Laboratories                       $  3,565,462
       34,624       Eli Lilly & Co.                              1,213,225
       29,249       Johnson & Johnson                            1,809,051
       32,356       Merck & Co., Inc.                            1,166,110
      137,252       Pfizer, Inc.                                 2,403,283
       64,865       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                     3,381,412
                                                              ------------
                                                              $ 13,538,543
                                                              ------------
                    Total Pharmaceuticals &
                    Biotechnology                             $ 13,538,543
                                                              ------------
                    Banks - 2.3%
                    Diversified Banks - 1.4%
       92,019       U.S. Bancorp                              $  2,481,752
       63,466       Wells Fargo & Co.                            1,966,811
                                                              ------------
                                                              $  4,448,563
                                                              ------------
                    Regional Banks - 0.9%
      148,154       KeyCorp                                   $  1,311,163
       28,180       PNC Bank Corp.                               1,711,090
                                                              ------------
                                                              $  3,022,253
                                                              ------------
                    Total Banks                               $  7,470,816
                                                              ------------
                    Diversified Financials - 8.5%
                    Asset Management & Custody Banks - 5.5%
       33,601       Franklin Resources, Inc.                  $  3,736,767
       50,988       Northern Trust Corp.                         2,825,245
       71,830       State Street Corp.                           3,328,602
       71,878       T. Rowe Price Associates, Inc.               4,639,006
      102,046       The Bank of New York Mellon Corp.            3,081,789
                                                              ------------
                                                              $ 17,611,409
                                                              ------------
                    Consumer Finance - 0.4%
       30,806       American Express Co.                      $  1,322,194
                                                              ------------

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

Shares                                                              Value
                    Diversified Financial Services - 1.5%
      176,774       Bank of America Corp.                     $  2,358,165
       58,090       JPMorgan Chase & Co.                         2,464,178
                                                              ------------
                                                              $  4,822,343
                                                              ------------
                    Investment Banking & Brokerage - 0.7%
       77,963       Morgan Stanley Co.                        $  2,121,373
                                                              ------------
                    Specialized Finance - 0.4%
        4,196       CME Group, Inc.                           $  1,350,063
                                                              ------------
                    Total Diversified Financials              $ 27,227,382
                                                              ------------
                    Insurance - 2.5%
                    Property & Casualty Insurance - 2.5%
      107,010       Chubb Corp.                               $  6,382,077
       28,856       The Traveler Companies, Inc.                 1,607,568
                                                              ------------
                                                              $  7,989,645
                                                              ------------
                    Total Insurance                           $  7,989,645
                                                              ------------
                    Software & Services - 4.3%
                    Application Software - 1.5%
       54,668       Adobe Systems, Inc.*                      $  1,682,681
       44,672       Citrix Systems, Inc.*                        3,056,012
                                                              ------------
                                                              $  4,738,693
                                                              ------------
                    Data Processing & Outsourced
                    Services - 1.6%
       52,096       Automatic Data Processing, Inc.           $  2,411,003
       28,486       DST Systems, Inc.                            1,263,354
       23,030       Fiserv, Inc.*                                1,348,637
                                                              ------------
                                                              $  5,022,994
                                                              ------------
                    IT Consulting & Other Services - 0.6%
       13,039       IBM Corp.*                                $  1,913,604
                                                              ------------
                    Systems Software - 0.6%
       51,428       Microsoft Corp.                           $  1,435,870
       21,035       Oracle Corp.                                   658,396
                                                              ------------
                                                              $  2,094,266
                                                              ------------
                    Total Software & Services                 $ 13,769,557
                                                              ------------
                    Technology Hardware & Equipment - 5.2%
                    Communications Equipment - 2.2%
       83,020       Cisco Systems, Inc.*                      $  1,679,495
      117,658       Motorola, Inc.*                              1,067,158
      180,016       Nokia Corp. (A.D.R.) (b)                     1,857,765
       24,622       Qualcomm, Inc.                               1,218,543
       22,768       Research In Motion, Ltd.*                    1,323,504
                                                              ------------
                                                              $  7,146,465
                                                              ------------
                    Computer Hardware - 1.7%
      129,378       Hewlett-Packard Co.                       $  5,446,814
                                                              ------------
                    Office Electronics - 1.3%
       83,882       Canon, Inc. (A.D.R.)*                     $  4,306,502
                                                              ------------
                    Total Technology Hardware &
                    Equipment                                 $ 16,899,781
                                                              ------------


Shares                                                              Value
                    Semiconductors - 4.4%
                    Semiconductor Equipment - 1.1%
      143,714       Applied Materials, Inc.                   $  2,019,182
       43,537       ASM Lithography Holdings NV
                    (A.D.R.)                                     1,670,297
                                                              ------------
                                                              $  3,689,479
                                                              ------------
                    Semiconductors - 3.3%
       35,362       Altera Corp.                              $  1,258,180
       79,481       Analog Devices, Inc.                         2,994,049
      127,464       Intel Corp.                                  2,680,568
      108,803       Texas Instruments, Inc.                      3,536,098
                                                              ------------
                                                              $ 10,468,895
                                                              ------------
                    Total Semiconductors                      $ 14,158,374
                                                              ------------
                    Telecommunication Services - 1.5%
                    Integrated Telecommunication
                    Services - 1.5%
      107,835       AT&T Corp.                                $  3,168,192
       10,348       Frontier Communications Corp. (b)              100,686
       43,114       Verizon Communications, Inc.                 1,542,619
                                                              ------------
                                                              $  4,811,497
                                                              ------------
                    Total Telecommunication
                    Services                                  $  4,811,497
                                                              ------------
                    Utilities - 1.2%
                    Electric Utilities - 0.8%
       27,919       PPL Corp.                                 $    734,828
       48,111       Southern Co.                                 1,839,284
                                                              ------------
                                                              $  2,574,112
                                                              ------------
                    Multi-Utilities - 0.4%
       39,437       Public Service Enterprise Group, Inc.     $  1,254,491
                                                              ------------
                    Total Utilities                           $  3,828,603
                                                              ------------
                    TOTAL COMMON STOCKS
                    (Cost $249,316,564)                       $315,506,236
                                                              ============

  Principal
 Amount ($)
              TEMPORARY CASH
              INVESTMENTS - 0.6%
              Securities Lending Collateral - 0.6% (c)
              Certificates of Deposit:
  55,689      Bank of Nova Scotia, 0.37%,
              9/29/11                         $     55,689
  38,983      BBVA Group NY, 0.61%, 7/26/11         38,983
  40,622      BNP Paribas Bank NY, 0.1%,
              1/3/11                                40,622
  27,845      BNP Paribas Bank NY, 0.29%,
              2/8/11                                27,845
  27,845      BNP Paribas Bank NY, 0.3%,
              1/20/11                               27,845
  55,689      Canadian Imperial Bank of
              Commerce NY, 0.29%, 4/27/11           55,689

The accompanying notes are an integral part of these financial statements. 9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)

 Principal
Amount ($)                                                            Value
                         Certificates of Deposit (continued):
  55,689                 DnB NOR Bank ASA NY, 0.25%,
                         3/7/11                                 $     55,689
  27,843                 National Australia Bank NY, 0.31%,
                         10/19/11                                     27,843
  55,689                 RoboBank Netherland NV NY,
                         0.31%, 8/8/11                                55,689
  55,689                 Royal Bank of Canada NY, 0.44%,
                         12/2/11                                      55,689
  27,845                 SocGen NY, 0.30%, 2/10/11                    27,845
  55,689                 Westpac Banking Corp. NY, 0.44%,
                         12/6/11                                      55,689
                                                                ------------
                                                                $    525,117
                                                                ------------
                         Commercial Paper:
  33,414                 American Honda Finance, 0.30%,
                         5/4/11                                 $     33,414
  22,357                 American Honda Finance, 1.05%,
                         6/20/11                                      22,357
  20,457                 Australia & New Zealand Banking
                         Group, 0.89%, 8/4/11                         20,457
  56,732                 Caterpillar Financial Services Corp.,
                         1.05%, 6/24/11                               56,732
  61,258                 CBA, 0.32%, 1/3/11                           61,258
  16,702                 CHARFD, 0.26%, 2/8/11                        16,702
  27,838                 FAIRPP, 0.27%, 2/2/11                        27,838
  28,590                 FAIRPP, 0.27%, 3/7/11                        28,590
  55,696                 Federal Home Loan Bank, 0.37%,
                         6/1/11                                       55,696
  27,844                 GE Corp., 0.34%, 1/26/11                     27,844
  27,854                 General Electric Capital Corp.,
                         0.38%, 4/28/11                               27,854
   5,567                 General Electric Capital Corp.,
                         0.38%, 6/6/11                                 5,567
  55,661                 OLDLLC, 0.27%, 3/11/11                       55,661
  55,667                 SEB, 0.39%, 2/7/11                           55,667
  66,827                 SOCNAM, 0.1%, 1/3/11                         66,827
  27,842                 SOCNAM, 0.29%, 1/14/11                       27,842
  33,392                 STDFIN, 0.6%, 2/8/11                         33,392
  55,677                 STRAIT, 0.25%, 2/2/11                        55,677
  27,843                 TBLLC, 0.27%, 1/10/11                        27,843
  27,838                 TBLLC, 0.27%, 2/2/11                         27,838
  55,689                 Toyota Motor Credit Corp., 0.44%,
                         9/8/11                                       55,689
  22,269                 VARFUN, 0.26%, 2/14/11                       22,269
  33,942                 VARFUN, 0.27%, 1/20/11                       33,942
  33,414                 Wachovia, 0.40%, 3/22/11                     33,414
  22,290                 Wachovia, 0.42%, 10/15/11                    22,290
                                                                ------------
                                                                $    902,660
                                                                ------------

  Principal
 Amount ($)                                                            Value
                         Tri-party Repurchase Agreements:
  81,307                 Deutsche Bank Securities, Inc.,
                         0.22%, 1/3/11                          $     81,307
111,379                  HSBC Bank USA NA, 0.21%,
                         1/3/11                                      111,379
161,499                  RBS Securities, Inc., 0.25%,
                         1/3/11                                      161,499
                                                                ------------
                                                                $    354,185
                                                                ------------
     Shares
                         Money Market Mutual Funds:
 89,103                  Dreyfus Preferred Money Market
                         Fund                                   $     89,103
 89,103                  Fidelity Prime Money Market Fund             89,103
                                                                ------------
                                                                $    178,206
                                                                ------------
                         Total Securities Lending
                         Collateral                             $  1,960,168
                                                                ------------
                         TOTAL TEMPORARY CASH
                         INVESTMENTS
                         (Cost $1,960,168)                      $  1,960,168
                                                                ------------
                         TOTAL INVESTMENT IN
                         SECURITIES - 99.1%
                         (Cost $251,276,732)(a)                 $317,466,404
                                                                ------------
                         OTHER ASSETS AND
                         LIABILITIES - 0.9%                     $  2,868,676
                                                                ------------
                         TOTAL NET ASSETS - 100.0%              $320,335,080
                                                                ============

(A.D.R.)  American Depositary Receipt
*         Non-income producing security.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $253,030,472 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $73,130,059
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value      (8,694,127)
                                                                 -----------
          Net unrealized gain                                    $64,435,932
                                                                 -----------

(b)       At December 31, 2010, the following securities were out on loan:


Shares            Description                           Value
        7,000     Frontier Communications Corp.     $   68,110
      180,016     Nokia Corp. (A.D.R.)               1,857,765
                                                    ----------
                  Total                             $1,925,875
                                                    ==========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $81,069,323 and $127,461,124, respectively.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------


Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                     Level 1           Level 2         Level 3      Total
Common Stocks     $ 315,506,236      $       --          $--    $ 315,506,236
Temporary Cash
   Investments               --       1,781,962           --       1,781,962
Money Market
   Mutual Funds         178,206              --           --         178,206
                  -------------      -----------         ---    -------------
Total             $ 315,684,442      $ 1,781,962         $--    $ 317,466,404
                  -------------      -----------         ---    -------------
Other Financial
   Instruments*   $          --      $  (24,727)         $--    $    (24,727)
                  =============      ===========         ====   =============

*  Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                         12/31/10     12/31/09     12/31/08     12/31/07     12/31/06
Class I
Net asset value, beginning of period                      $ 19.60      $ 15.94      $  25.72     $ 24.80      $ 21.55
                                                          -------      -------      --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.28      $  0.30      $   0.39     $  0.33      $  0.32
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              2.83         3.66        ( 8.87)       0.91         3.24
                                                          -------      -------      --------     -------      -------
  Net increase (decrease) from investment
    operations                                            $  3.11      $  3.96      $  (8.48)    $  1.24      $  3.56
Distributions to shareowners:
 Net investment income                                      ( 0.28)      ( 0.30)      ( 0.40)      ( 0.32)      ( 0.31)
 Net realized gain                                              --           --       ( 0.90)          --           --
                                                          --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                $  2.83      $  3.66      $  (9.78)    $  0.92      $  3.25
                                                          --------     --------     --------     --------     --------
Net asset value, end of period                            $ 22.43      $ 19.60      $  15.94     $ 25.72      $ 24.80
                                                          =======      =======      ========     =======      =======
Total return*                                                16.02%       25.20%      (34.27)%       4.99%       16.63%
Ratio of net expenses to average net assets+                  0.72%        0.74%        0.74%        0.70%        0.70%
Ratio of net investment income to average net assets+         1.39%        1.79%        1.78%        1.22%        1.35%
Portfolio turnover rate                                         25%          21%          12%          24%           9%
Net assets, end of period (in thousands)                  $257,193     $249,439     $218,622     $374,349     $386,917
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.72%        0.74%        0.74%        0.70%        0.70%
 Net investment income                                        1.39%        1.79%        1.78%        1.22%        1.35%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                          12/31/10    12/31/09     12/31/08     12/31/07     12/31/06
Class II
Net asset value, beginning of period                      $ 19.59     $ 15.93      $  25.68     $ 24.73      $ 21.49
                                                          -------     -------      --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.24     $  0.27      $   0.35     $  0.24      $  0.25
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             2.81        3.65         ( 8.87)       0.97         3.25
                                                          -------     -------      --------     -------      -------
  Net increase (decrease) from investment
    operations                                            $  3.05     $  3.92      $  (8.52)    $  1.21      $  3.50
Distributions to shareowners:
 Net investment income                                     ( 0.22)     ( 0.26)       ( 0.33)      ( 0.26)      ( 0.26)
 Net realized gain                                             --          --        ( 0.90)          --           --
                                                          -------     -------      --------     --------     --------
Net increase (decrease) in net asset value                $  2.83     $  3.66      $  (9.75)    $  0.95      $  3.24
                                                          -------     -------      --------     --------     --------
Net asset value, end of period                            $ 22.42     $ 19.59      $  15.93     $ 25.68      $ 24.73
                                                          -------     -------      --------     --------     --------
Total return*                                               15.72%      24.91%       (34.41)%       4.87%       16.35%
Ratio of net expenses to average net assets+                 0.97%       0.99%         0.99%        0.95%        0.95%
Ratio of net investment income to average net assets+        1.14%       1.56%         1.53%        0.98%        1.10%
Portfolio turnover rate                                        25%         21%           12%          24%           9%
Net assets, end of period (in thousands)                  $63,142     $68,112      $ 71,276     $147,940     $155,710
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                0.97%       0.99%         0.99%        0.95%        0.95%
 Net investment income                                       1.14%       1.56%         1.53%        0.98%        1.10%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements. 13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10


ASSETS:
 Investment in securities (including securities loaned of $1,925,875)(cost $251,276,732)       $ 317,466,404
 Cash                                                                                              1,580,552
 Receivables --
 Investment securities sold                                                                       62,598,206
 Fund shares sold                                                                                     33,834
 Dividends                                                                                           391,915
 Other                                                                                                 5,003
                                                                                               -------------
  Total assets                                                                                 $ 382,075,914
                                                                                               -------------
LIABILITIES:
 Payables --
 Fund shares repurchased                                                                       $  59,667,901
 Upon return of securities loaned                                                                  1,960,168
 Due to affiliates                                                                                    11,340
 Forward foreign currency settlement contracts, net                                                   24,727
 Accrued expenses                                                                                     76,698
                                                                                               -------------
  Total liabilities                                                                            $  61,740,834
                                                                                               -------------
NET ASSETS:
 Paid-in capital                                                                               $ 241,211,640
 Undistributed net investment income                                                                  64,004
 Accumulated net realized gain on investments and foreign currency transactions                   12,846,561
 Net unrealized gain on investments                                                               66,189,672
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities denominated in
 foreign currencies                                                                                   23,203
                                                                                               -------------
  Total net assets                                                                             $ 320,335,080
                                                                                               -------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $257,193,426/11,465,490 shares)                                             $       22.43
                                                                                               -------------
 Class II (based on $63,141,654/2,815,681 shares)                                              $       22.42
                                                                                               -------------

14 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
 For the Year Ended 12/31/10


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $57,174)                                    $ 7,190,133
 Interest                                                                                      1,108
 Income from securities loaned, net                                                           27,112
                                                                                         -----------
  Total investment income                                                                                 $ 7,218,353
                                                                                                          -----------
EXPENSES:
 Management fees                                                                         $ 2,220,768
 Transfer agent fees
 Class I                                                                                       1,476
 Class II                                                                                      1,476
 Distribution fees
 Class II                                                                                    250,894
 Administrative reimbursements                                                               107,105
 Custodian fees                                                                               22,281
 Professional fees                                                                            64,467
 Printing expense                                                                             31,663
 Fees and expenses of nonaffiliated trustees                                                   9,879
 Miscellaneous                                                                                12,384
                                                                                         -----------
  Total expenses                                                                                          $ 2,722,393
                                                                                                          -----------
   Net investment income                                                                                  $ 4,495,960
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                             $31,641,129
 Class action                                                                                502,543
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (14,544)     $32,129,128
                                                                                         -----------      -----------
 Change in net unrealized gain on:
 Investments                                                                             $14,155,046
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          23,706      $14,178,752
                                                                                         -----------      -----------
 Net gain on investments and foreign currency transactions                                                $46,307,880
                                                                                                          -----------
 Net increase in net assets resulting from operations                                                     $50,803,840
                                                                                                          ===========


The accompanying notes are an integral part of these financial statements.15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
 For the Years Ended 12/31/10 and 12/31/09, respectively


                                                                                               Year Ended         Year Ended
                                                                                                12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                                                        $    4,495,960     $   4,927,303
Net realized gain (loss) on investments, class action and foreign currency transactions          32,129,128       (13,283,530)
Change in net unrealized gain on investments and foreign currency transactions                   14,178,752        73,170,381
                                                                                             --------------     -------------
  Net increase in net assets resulting from operations                                       $   50,803,840     $  64,814,154
                                                                                             --------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.30 per share, respectively)                                          $   (3,304,565)    $  (3,990,318)
  Class II ($0.22 and $0.26 per share, respectively)                                             (1,111,788)         (980,963)
                                                                                             --------------     -------------
    Total distributions to shareowners                                                       $   (4,416,353)    $  (4,971,281)
                                                                                             --------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $   71,291,909     $  24,896,026
Reinvestment of distributions                                                                     4,416,353         4,971,281
Cost of shares repurchased                                                                     (119,311,354)      (62,056,901)
                                                                                             --------------     -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                             $  (43,603,092)    $ (32,189,594)
                                                                                             --------------     -------------
  Net increase in net assets                                                                 $    2,784,395     $  27,653,279
NET ASSETS:
Beginning of period                                                                          $  317,550,685     $ 289,897,406
                                                                                             --------------     -------------
End of period                                                                                $  320,335,080     $ 317,550,685
                                                                                             --------------     -------------
Undistributed (distributions in excess of) net investment income                             $       64,004     $      (1,059)
                                                                                             --------------     -------------


                                     '10 Shares       '10 Amount         '09 Shares        '09 Amount
Class I
Shares sold                             556,844      $  11,149,277         1,338,398      $  21,574,131
Reinvestment of distributions           164,296          3,304,565           237,844          3,990,318
Less shares repurchased              (1,981,083)       (39,591,064)       (2,567,968)       (42,083,182)
                                     ----------      -------------        ----------      -------------
  Net decrease                       (1,259,943)     $ (25,137,222)         (991,726)     $ (16,518,733)
                                     ==========      =============        ==========      =============
Class II
Shares sold                           2,947,773      $  60,142,632           202,478      $   3,321,895
Reinvestment of distributions            55,271          1,111,788            58,885            980,963
Less shares repurchased              (3,663,908)       (79,720,290)       (1,258,870)       (19,973,719)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (660,864)     $ (18,465,870)         (997,507)     $ (15,670,861)
                                     ==========      =============        ==========      =============



16 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)

   diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the year ended December 31, 2010, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, the Portfolio reclassified $14,544 to decrease undistributed net investment income and $14,544 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:


-------------------------------------------------------------
                                       2010          2009
                                  ------------- -------------
  Distributions paid from:
  Ordinary income                 $ 4,416,353   $4,971,281
                                  -----------   ----------
       Total distributions        $ 4,416,353   $4,971,281
                                  ===========   ==========
  Distributable Earnings:
  Undistributed ordinary income   $    39,277
  Undistributed long-term gain     14,600,301
  Unrealized appreciation          64,483,862
                                  -----------
       Total                      $79,123,440
                                  ===========
-------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark-to-market of foreign currency contracts.

F. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the fiscal year, the Portfolio recognized gains of $502,543 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 1.00% of the average daily net assets attributable to Class II shares. Expenses waived during the year ended December 31, 2010, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,457 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,043 in transfer agent fees payable to PIMSS at December 31, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $840 in distribution fees payable to PFD at December 31, 2010.

5. Forward Foreign Currency Contracts
At December 31, 2010, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At December 31, 2010 the Portfolio had no outstanding portfolio hedges. At December 31, 2010, the Portfolio's gross forward currency settlement contracts receivable and payable were $2,864,275 and $2,889,002, respectively, resulting in a net payable of $24,727. The average value of contracts open during the year ended December 31, 2010 was $312,088.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2010 were as follows:

------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under
Accounting Standards                    Asset Derivatives 2010               Liabilities Derivatives 2010
Codification (ASC) 815            ----------------------------------   -------------------------------------
(formerly FASB Statement 133)      Balance Sheet Location     Value     Balance Sheet Location       Value
------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency
 Contracts                        Receivables                  $--     Payables*                   $24,727
------------------------------------------------------------------------------------------------------------
 Total                                                         $--                                 $24,727
------------------------------------------------------------------------------------------------------------


* Foreign Exchange Contracts are shown as a net payable on the Statement of Assets and Liabilities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

-------------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under                                                                                    Change in Unrealized
Accounting Standards                  Location of Gain or (Loss)                Realized Gain or        Gain or (Loss)
Codification (ASC) 815                      On Derivatives                   (Loss) on Derivatives      on Derivatives
(formerly FASB Statement 133)            Recognized in Income                 Recognized in Income   Recognized in Income
--------------------------------------------------------------------------- ----------------------- ---------------------
Forward Foreign Currency        Net realized gain on forward foreign          $2,908
                                currency contracts and other
Contracts                       assets and liabilities denominated in
                                foreign currencies

Forward Foreign Currency        Change in unrealized loss on forward                                     $ (24,188)
contracts                       foreign currency contracts and
                                other assets and liabilities denominated
                                in foreign currencies
-------------------------------------------------------------------------------------------------------------------------


7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                        Ernst & Young LLP



Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2010, and in the second quintile of its Morningstar category for the five and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                      Trustees and Officers
Pioneer Investment Management, Inc.     The Board of Trustees provides broad
                                        supervision over the Portfolio's affairs. The
Custodian                               officers of the Trust are responsible for the
Brown Brothers Harriman & Co.           Portfolio's operations. The Trustees and
                                        officers are listed below, together with their
Independent Registered                  principal occupations. Trustees who are
Public Accounting Firm                  interested persons of the Trust within
Ernst & Young LLP                       the meaning of the 1940 Act
                                        are referred to as Interested Trustees. Trustees
Principal Underwriter                   who are not interested persons of the Trust are
Pioneer Funds Distributor, Inc.         referred to as Independent Trustees. Each of the
                                        Trustees, except Mr. West, serves as a trustee
Legal Counsel                           of each of the 56 U.S.
Bingham McCutchen LLP                   registered investment portfolios for which
                                        Pioneer serves as investment adviser (the "Pioneer Funds").
Shareowner Services and Transfer Agent  Mr. West serves as a trustee of 44 U.S.
Pioneer Investment Management           registered investment portfolios for which
Shareholder Services, Inc.              Pioneer serves as investment adviser. The
                                        address for all Trustees and all officers of the
                                        Trust is 60 State Street, Boston,
                                        Massachusetts 02109.


                                        The Statement of Additional Information of the
                                        Trust includes additional information about the Trustees and is available, without charge, upon request, by
                                        calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE            PRINCIPAL OCCUPATION                      HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.    Chairman of the   Trustee since 1994. Serves    Non-Executive Chairman and a              None
(84)*                 Board, Trustee    until a successor trustee is  director of Pioneer Investment
                      and President     elected or earlier            Management USA Inc. ("PIM-USA");
                                        retirement or removal.        Chairman and a director of Pioneer;
                                                                      Chairman and Director of Pioneer
                                                                      Institutional Asset Management, Inc.
                                                                      (since 2006); Director of Pioneer
                                                                      Alternative Investment Management
                                                                      Limited (Dublin); President and a
                                                                      director of Pioneer Alternative
                                                                      Investment Management (Bermuda) Limited
                                                                      and affiliated funds; Deputy Chairman
                                                                      and a director of Pioneer Global Asset
                                                                      Management S.p.A. ("PGAM") (until April
                                                                      2010); Director of PIOGLOBAL Real Estate
                                                                      Investment Fund (Russia) (until June
                                                                      2006); Director of Nano-C, Inc. (since
                                                                      2003); Director of Cole Management Inc.
                                                                      (since 2004); Director of Fiduciary
                                                                      Counseling, Inc.; President and Director
                                                                      of Pioneer Funds Distributor, Inc.
                                                                      ("PFD") (until May 2006); President of
                                                                      all of the Pioneer Funds; and Of
                                                                      Counsel, Wilmer Cutler Pickering Hale
                                                                      and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007. Serves    Director, CEO and President of            None
(52)*                 Executive Vice    until a successor trustee is  PIM-USA (since February 2007); Director
                      President         elected or earlier            and President of Pioneer and Pioneer
                                        retirement or removal.        Institutional Asset Management, Inc.
                                                                      (since February 2007); Executive Vice
                                                                      President of all of the Pioneer Funds
                                                                      (since March 2007); Director of PGAM
                                                                      (2007 - 2010); Head of New Europe
                                                                      Division, PGAM (2000 - 2005); and Head
                                                                      of New Markets Division, PGAM (2005 -
                                                                      2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE            PRINCIPAL OCCUPATION                      HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)     Trustee          Trustee since 2005. Serves    Interim Chief Executive Officer, Oxford   Director of
                                        until a successor trustee is  Analytica, Inc. (privately held research  Enterprise Community
                                        elected or earlier            and consulting company) (2010 -           Investment, Inc.
                                        retirement or removal.        present); Managing Partner, Federal City  (privately held
                                                                      Capital Advisors (corporate advisory      affordable housing
                                                                      services company) (1997 - 2004 and 2008   finance company)
                                                                      - present); Executive Vice President and  (1985 - present);
                                                                      Chief Financial Officer, I-trax, Inc.     Director of Oxford
                                                                      (publicly traded health care services     Analytica, Inc.
                                                                      company) (2004 - 2007); and Executive     (2008 - present);
                                                                      Vice President and Chief Financial        Director of The
                                                                      Officer, Pedestal Inc. (internet-based    Swiss Helvetia Fund,
                                                                      mortgage trading company) (2000 - 2002)   Inc. (closed-end
                                                                                                                fund) (2010 -
                                                                                                                present); and
                                                                                                                Director of New York
                                                                                                                Mortgage Trust
                                                                                                                (publicly traded
                                                                                                                mortgage REIT) (2004
                                                                                                                - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee          Trustee since 2000. Serves    President, Bush International, LLC        Director of Marriott
                                        until a successor trustee is  (international financial advisory firm)   International, Inc.
                                        elected or earlier            (1991 - present); Managing Director,      (2008 - present);
                                        retirement or removal.        Federal Housing Finance Board (oversight  Director of Discover
                                                                      of Federal Home Loan Bank system) (1989   Financial Services
                                                                      - 1991); Vice President and Head of       (credit card issuer
                                                                      International Finance, Federal National   and electronic
                                                                      Mortgage Association (1988 - 1989); U.S.  payment services)
                                                                      Alternate Executive Director,             (2007 - present);
                                                                      International Monetary Fund (1984 -       Former Director of
                                                                      1988); Executive Assistant to Deputy      Briggs & Stratton
                                                                      Secretary of the U.S. Treasury, U.S.      Co. (engine
                                                                      Treasury Department (1982 - 1984); and    manufacturer) (2004
                                                                      Vice President and Team Leader in         - 2009); Director of
                                                                      Corporate Banking, Bankers Trust Co.      UAL Corporation
                                                                      (1976 - 1982)                             (airline holding
                                                                                                                company) (2006 -
                                                                                                                present); Director
                                                                                                                of ManTech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Former
                                                                                                                Director of Brady
                                                                                                                Corporation (2000 -
                                                                                                                2007); Former
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); and Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves    William Joseph Maier Professor of         Trustee, Mellon
(66)                                    until a successor trustee is  Political Economy, Harvard University     Institutional Funds
                                        elected or earlier            (1972 - present)                          Investment Trust and
                                        retirement or removal.                                                  Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves    Founding Director, Vice President and     None
(63)                                    until a successor trustee is  Corporate Secretary, The Winthrop Group,
                                        elected or earlier            Inc. (consulting firm) (1982 - present);
                                        retirement or removal.        Desautels Faculty of Management, McGill
                                                                      University (1999 - present); and Manager
                                                                      of Research Operations and
                                                                      Organizational Learning, Xerox PARC,
                                                                      Xerox's Advance Research Center (1990 -
                                                                      1994)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE            PRINCIPAL OCCUPATION                      HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)  Trustee           Trustee since 2006. Serves    Chairman and Chief Executive Officer,     Director, Broadridge
                                        until a successor trustee is  Quadriserv, Inc. (technology products     Financial Solutions,
                                        elected or earlier            for securities lending industry) (2008 -  Inc. (investor
                                        retirement or removal.        present); private investor (2004 -        communications and
                                                                      2008); and Senior Executive Vice          securities
                                                                      President, The Bank of New York           processing provider
                                                                      (financial and securities services)       for financial
                                                                      (1986 - 2004)                             services industry)
                                                                                                                (2009 - present);
                                                                                                                and Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee           Trustee since 1995. Serves    President and Chief Executive Officer,    Director of New
(62)                                    until a successor trustee is  Newbury, Piret & Company, Inc.            America High Income
                                        elected or earlier            (investment banking firm) (1981 -         Fund, Inc.
                                        retirement or removal.        present)                                  (closed-end
                                                                                                                investment company)
                                                                                                                (2004 - present);
                                                                                                                and member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)  Trustee           Trustee since 2008. Serves    Senior Counsel, Sullivan & Cromwell LLP   Director, The Swiss
                                        until a successor trustee is  (law firm) (1998 - present); and          Helvetia Fund, Inc.
                                        elected or earlier            Partner, Sullivan & Cromwell LLP (prior   (closed-end
                                        retirement or removal.        to 1998)                                  investment company);
                                                                                                                and Director,
                                                                                                                AMVESCAP, PLC
                                                                                                                (investment manager)
                                                                                                                (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                         POSITION HELD    LENGTH OF SERVICE                                                     OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE          PRINCIPAL OCCUPATION                      HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Secretary        Since 2010. Serves at the   Vice President and Associate General      None
(46)                                      discretion of the Board.    Counsel of Pioneer since January 2008
                                                                      and Secretary of all of the Pioneer
                                                                      Funds since June 2010; Assistant
                                                                      Secretary of all of the Pioneer Funds
                                                                      from September 2003 to May 2010; and
                                                                      Vice President and Senior Counsel of
                                                                      Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)   Assistant        Since 2010. Serves at the   Fund Governance Director of Pioneer       None
                         Secretary        discretion of the Board.    since December 2006 and Assistant
                                                                      Secretary of all the Pioneer Funds since
                                                                      June 2010; Manager - Fund Governance of
                                                                      Pioneer from December 2003 to November
                                                                      2006; and Senior Paralegal of Pioneer
                                                                      from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)        Assistant        Since 2010. Serves at the   Counsel of Pioneer since June 2007 and    None
                         Secretary        discretion of the Board.    Assistant Secretary of all the Pioneer
                                                                      Funds since June 2010; and Vice
                                                                      President and Counsel at State Street
                                                                      Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)     Treasurer        Since 2008. Serves at the   Vice President - Fund Accounting,         None
                                          discretion of the Board.    Administration and Controllership
                                                                      Services of Pioneer; Treasurer of all of
                                                                      the Pioneer Funds since March 2008;
                                                                      Deputy Treasurer of Pioneer from March
                                                                      2004 to February 2008; Assistant
                                                                      Treasurer of all of the Pioneer Funds
                                                                      from March 2004 to February 2008; and
                                                                      Treasurer and Senior Vice President, CDC
                                                                      IXIS Asset Management Services, from
                                                                      2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)    Assistant        Since 2000. Serves at the   Assistant Vice President - Fund           None
                         Treasurer        discretion of the Board.    Accounting, Administration and
                                                                      Controllership Services of Pioneer; and
                                                                      Assistant Treasurer of all of the
                                                                      Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)       Assistant        Since 2002. Serves at the   Fund Accounting Manager - Fund            None
                         Treasurer        discretion of the Board.    Accounting, Administration and
                                                                      Controllership Services of Pioneer; and
                                                                      Assistant Treasurer of all of the
                                                                      Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)    Assistant        Since 2009. Serves at the   Fund Administration Manager - Fund        None
                         Treasurer        discretion of the Board.    Accounting, Administration and
                                                                      Controllership Services since November
                                                                      2008; Assistant Treasurer of all of the
                                                                      Pioneer Funds since January 2009; and
                                                                      Client Service Manager - Institutional
                                                                      Investor Services at State Street Bank
                                                                      from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)     Chief            Since 2010. Serves at the   Chief Compliance Officer of Pioneer and   None
                         Compliance       discretion of the Board.    of all the Pioneer Funds since March
                         Officer                                      2010; Director of Adviser and Portfolio
                                                                      Compliance at Pioneer since October
                                                                      2005; and Senior Compliance Officer for
                                                                      Columbia Management Advisers, Inc. from
                                                                      October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.





                                                                   18649-05-0211


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           10
  Notes to Financial Statements                  14
  Report of Independent Registered Public
    Accounting Firm                              17
  Approval of Investment Advisory Agreement      18
  Trustees, Officers and Service Providers       21


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              81.1%
Temporary Cash Investments                      17.8%
Exchange Traded Fund                             1.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                          33.3%
Health Care                                     21.1%
Industrials                                     18.8%
Consumer Discretionary                          11.8%
Financials                                       6.2%
Energy                                           4.9%
Consumer Staples                                 2.0%
Materials                                        1.9%

Five Largest Holdings
(As a percentage of equity holdings)

1. Orbital Sciences Corp.                       2.02%
2. Blackboard, Inc.                             1.60
3. Alere, Inc.                                  1.53
4. Entropic Communications, Inc.                1.52
5. Transdigm Group, Inc.                        1.50

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/10         12/31/09
  Class I                                  $ 23.01          $ 19.14

                             Net
Distributions per Share      Investment    Short-Term       Long-Term
(1/1/10 - 12/31/10)          Income        Capital Gains    Capital Gains
  Class I                    $  -          $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

         Pioneer Growth Opportunities    Russell 2000
            VCT Portfolio, Class I       Growth Index
12/00               $10,000                 $10,000
12/01               $11,914                 $ 9,077
12/02               $ 7,426                 $ 6,330
12/03               $10,615                 $ 9,403
12/04               $12,985                 $10,748
12/05               $13,853                 $11,195
12/06               $14,628                 $12,689
12/07               $14,064                 $13,583
12/08               $ 9,073                 $ 8,348
12/09               $13,116                 $11,226
12/10               $15,768                 $14,491

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

                                                                         Class I
10 Years                                                                   4.66%
5 Years                                                                    2.62%
1 Year                                                                    20.22%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                                     $ 1,000.00
Ending Account Value on 12/31/10                                      $ 1,238.49
Expenses Paid During Period*                                          $     4.80

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                                     $ 1,000.00
Ending Account Value on 12/31/10                                      $ 1,020.92
Expenses Paid During Period*                                          $     4.33

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12-month period ended December 31, 2010.

Q:    How did the Portfolio perform over the 12 months ended December 31, 2010?

A: Pioneer Growth Opportunities VCT Portfolio Class I shares returned 20.22% at net asset value over the 12 months ended December 31, 2010, while the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 29.09%. Over the same period, the average return of the 94 variable portfolios in Lipper's Small Cap Growth Underlying Funds category was 27.81%.

Q: What is your explanation for the Portfolio's underperformance of both the Russell Index and its peers over the 12 months ended December 31, 2010?

A: The broader-market backdrop, while positive in terms of its absolute results, proved challenging to our long-standing investment style for the Portfolio. For many years, we have employed an approach known as "GARP," which stands for "Growth at a Reasonable Price." The GARP style looks for stocks offering the best combination of durable earnings growth and reasonable valuations. We believe this approach creates a positive balance of risk and reward over the long term, since it identifies not just stocks enjoying strong prospective growth, but also those whose reasonable valuations promise the best outlook for strong risk-adjusted returns through a full investment cycle.

      Unfortunately, the GARP style was slightly out of step with the market in 2010. The market saw unprecedented levels of correlation between individual stocks and their benchmarks. Moreover, dispersion in performance between individual securities was near-record low levels. The relatively narrow list of stocks that outperformed did so to a dramatic extent, with the most richly valued, fastest growing, and most volatile stocks leading the way. As a result, investors were rewarded for taking on more risk and holding on to their winners. That was a difficult environment for a strategy such as ours, which focuses on attractively valued and less-volatile growth companies whose virtues are not yet fully reflected in their share prices.

      While we're pleased that the Portfolio produced a good absolute return for the 12 months ended December 31, 2010, we are disappointed with its underperformance relative to the Russell Index and its peers over the full calendar year. However, even in the hottest momentum-driven markets, it pays to remember that, ultimately, valuations do matter. We have therefore stayed true to the investment discipline that has worked well for the Portfolio over the past decade.

Q: In what areas did the Portfolio's positioning hurt its performance over the 12 months ended December 31, 2010?

A: The Portfolio's positioning in the consumer discretionary sector had the largest negative impact on its performance. The Portfolio held a large underweight in the sector, as we found relatively few attractive individual stocks at a time in which consumer spending remained challenged due to excessive debt, high unemployment and poor wage growth. Consumer spending rebounded during 2010, however, as pent-up demand fueled improved earnings results and strong share performance within the sector. The Portfolio's underweight in the sector, together with poor stock selection,

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      cost the Portfolio about four percentage points of benchmark-relative performance during the annual reporting period ended December 31, 2010.

      The Portfolio's positioning in the energy sector also pressured performance results. Energy stocks performed very well as a group, rising by about 44% for the year. There was a large disparity, however, between the performance of oil-related stocks, which surged behind the robust gain in crude oil prices; and natural gas stocks, which lagged sharply due to the commodity's poor price performance. The Portfolio was tilted more toward the natural gas side, which kept it from fully participating in the sector's strong gain.

      Among individual stocks, key detractors from Portfolio performance were Amag Pharmaceutical, Assured Guaranty, and Chiquita International.

      As would be expected at a time in which the Portfolio returned more than 20% over the 12 months ended December 31, 2010, there were a fair share of strong performers. Among the Portfolio's leading contributors were Polypore International, Finisar, DexCom, Air Methods, and Globe Specialty Metals.

Q:    How do you view the broader market environment as we move into 2011?

A: As investors gain more distance from the economic crisis, we expect the challenges posed by high correlations to diminish. Accordingly, we envision a more normalized investment environment in which greater value can be added through stock selection. We continue to like the roster of individual companies held in the Portfolio, which is reflected in the Portfolio's relatively low level of turnover during the second half of the fiscal year ended December 31, 2010. Further, we have recently taken steps to augment our research team through the addition of new analysts, a move that we believe will help strengthen our stock-picking efforts in the year ahead.

Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                            Value
              COMMON STOCKS - 96.5%
              Energy - 4.8%
              Oil & Gas Equipment & Services - 1.8%
    61,000    Exterran Holdings, Inc.*(b)                   $ 1,460,950
   114,400    Geokinetics, Inc.*(b)                           1,062,776
                                                            -----------
                                                            $ 2,523,726
                                                            -----------
              Oil & Gas Exploration & Production - 1.8%
    34,341    Carrizo Oil & Gas, Inc.*                      $ 1,184,421
    11,200    Whiting Petroleum Corp.*                        1,312,528
                                                            -----------
                                                            $ 2,496,949
                                                            -----------
              Oil & Gas Refining & Marketing - 1.2%
   117,600    CVR Energy, Inc.*                             $ 1,785,168
                                                            -----------
              Total Energy                                  $ 6,805,843
                                                            -----------
              Materials - 1.8%
              Diversified Metals & Mining - 0.9%
    72,300    Globe Specialty Metals, Inc.                  $ 1,235,607
                                                            -----------
              Precious Metals & Minerals - 0.9%
    61,500    Stillwater Mining Co.*                        $ 1,313,025
                                                            -----------
              Total Materials                               $ 2,548,632
                                                            -----------
              Capital Goods - 11.5%
              Aerospace & Defense - 5.4%
    38,600    DigitalGlobe, Inc.*                           $ 1,224,006
    83,500    Hexcel Corp.*                                   1,510,515
   162,500    Orbital Sciences Corp.*                         2,783,625
    28,778    TransDigm Group, Inc.*                          2,072,304
                                                            -----------
                                                            $ 7,590,450
                                                            -----------
              Construction & Engineering - 2.3%
    51,700    KBR, Inc.                                     $ 1,575,299
    82,815    MYR Group, Inc.*(b)                             1,739,115
                                                            -----------
                                                            $ 3,314,414
                                                            -----------
              Electrical Components & Equipment - 1.1%
    37,200    Polypore International, Inc.*(b)              $ 1,515,156
                                                            -----------
              Industrial Machinery - 1.6%
    55,735    Altra Holdings, Inc.*                         $ 1,106,897
    28,600    Kennametal, Inc.                                1,128,556
                                                            -----------
                                                            $ 2,235,453
                                                            -----------
              Trading Companies & Distributors - 1.1%
    79,000    Titan Machinery, Inc.*(b)                     $ 1,524,700
                                                            -----------
              Total Capital Goods                           $16,180,173
                                                            -----------
              Commercial Services & Supplies - 3.6%
              Diversified Support Services - 1.1%
    39,752    Copart, Inc.*(b)                              $ 1,484,737
                                                            -----------
              Office Services & Supplies - 0.8%
    54,100    Sykes Enterprises, Inc.*                      $ 1,096,066
                                                            -----------
              Research & Consulting Services - 1.7%
    39,400    Acacia Research Corp.*                        $ 1,022,036
    24,500    CoStar Group Inc.*(b)                           1,410,220
                                                            -----------
                                                            $ 2,432,256
                                                            -----------
              Total Commercial Services
              & Supplies                                    $ 5,013,059
                                                            -----------
              Transportation - 3.4%
              Air Freight & Couriers - 1.1%
    75,500    UTI Worldwide, Inc.                           $ 1,600,600
                                                            -----------
              Marine Ports & Services - 1.2%
   159,400    Aegean Marine Petroleum Network, Inc.         $ 1,662,542
                                                            -----------
              Trucking - 1.1%
   119,100    Swift Transportation Co.*                     $ 1,489,941
                                                            -----------
              Total Transportation                          $ 4,753,083
                                                            -----------
              Consumer Durables & Apparel - 5.3%
              Apparel, Accessories & Luxury Goods - 1.9%
    35,000    Carter's, Inc.*                               $ 1,032,850
    22,800    The Warnaco Group, Inc.*                        1,255,596
    14,472    Vera Bradley, Inc.*(b)                            477,576
                                                            -----------
                                                            $ 2,766,022
                                                            -----------
              Footwear - 1.9%
    72,368    Skechers U.S.A., Inc.*(b)                     $ 1,447,360
    37,200    Wolverine World Wide, Inc.                      1,185,936
                                                            -----------
                                                            $ 2,633,296
                                                            -----------
              Housewares & Specialties - 0.9%
    25,900    Tupperware Brands Corp.                       $ 1,234,653
                                                            -----------
              Leisure Products - 0.6%
   160,600    Leapfrog Enterprises, Inc.*                   $   891,330
                                                            -----------
              Total Consumer Durables
              & Apparel                                     $ 7,525,301
                                                            -----------
              Consumer Services - 0.9%
              Casinos & Gaming - 0.9%
    28,900    WMS Industries, Inc.*                         $ 1,307,436
                                                            -----------
              Total Consumer Services                       $ 1,307,436
                                                            -----------
              Media - 0.9%
              Movies & Entertainment - 0.9%
    76,661    Cinemark Holdings, Inc.                       $ 1,321,636
                                                            -----------
              Total Media                                   $ 1,321,636
                                                            -----------
              Retailing - 4.3%
              Apparel Retail - 2.7%
    51,500    Citi Trends, Inc.*                            $ 1,264,325
    60,700    Express, Inc.*                                  1,141,160
    39,700    Urban Outfitters, Inc.*                         1,421,657
                                                            -----------
                                                            $ 3,827,142
                                                            -----------
              Automotive Retail - 0.5%
    22,350    Monro Muffler Brake, Inc. (b)                 $   773,087
                                                            -----------
              Internet Retail - 1.1%
   188,200    Orbitz Worldwide, Inc.*                       $ 1,052,038
    83,701    Vitacost.com, Inc.*(b)(d)                         433,571
                                                            -----------
                                                            $ 1,485,609
                                                            -----------
              Total Retailing                               $ 6,085,838
                                                            -----------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                            Value
              Food, Beverage & Tobacco - 2.0%
              Packaged Foods & Meats - 2.0%
    97,300    Chiquita Brands International, Inc.*(b)       $ 1,364,146
    43,400    Green Mountain Coffee Roasters,
              Inc.*(b)                                        1,426,124
                                                            -----------
                                                            $ 2,790,270
                                                            -----------
              Total Food, Beverage & Tobacco                $ 2,790,270
                                                            -----------
              Health Care Equipment & Services - 15.5%
              Health Care Equipment - 6.1%
   152,930    Abiomed, Inc.*(b)                             $ 1,469,657
    32,480    ArthroCare Corp.*                               1,008,829
   138,024    DexCom, Inc.*                                   1,884,028
    56,400    Insulet Corp.*(b)                                 874,200
    70,800    MAKO Surgical Corp.*                            1,077,576
    29,300    Masimo Corp.                                      851,751
    52,300    Thoratec Corp.*(b)                              1,481,136
                                                            -----------
                                                            $ 8,647,177
                                                            -----------
              Health Care Facilities - 1.4%
    88,100    Brookdale Senior Living*                      $ 1,886,221
                                                            -----------
              Health Care Services - 5.1%
    26,175    Air Methods Corp.*                            $ 1,472,867
    43,200    Catalyst Health Solutions, Inc.*                2,008,368
    12,900    HMS Holdings Corp.*                               835,533
    35,039    IPC The Hospitalist Co., Inc.*(b)               1,366,871
    57,550    Lincare Holdings, Inc. (b)                      1,544,067
                                                            -----------
                                                            $ 7,227,706
                                                            -----------
              Health Care Supplies - 2.9%
    57,600    Alere, Inc.*                                  $ 2,108,160
    32,200    Haemonetics Corp.*                              2,034,396
                                                            -----------
                                                            $ 4,142,556
                                                            -----------
              Total Health Care Equipment
              & Services                                    $21,903,660
                                                            -----------
              Pharmaceuticals & Biotechnology - 5.1%
              Biotechnology - 4.3%
    17,900    Alexion Pharmaceuticals, Inc.*                $ 1,441,845
    80,000    Alkermes, Inc.*                                   982,400
    50,600    BioMarin Pharmaceutical, Inc.*(b)               1,362,658
    71,200    Cubist Pharmaceuticals, Inc.*(b)                1,523,680
    32,500    Myriad Genetics, Inc.*                            742,300
                                                            -----------
                                                            $ 6,052,883
                                                            -----------
              Life Sciences Tools & Services - 0.8%
    54,100    Parexel International Corp.*                  $ 1,148,543
                                                            -----------
              Total Pharmaceuticals &
              Biotechnology                                 $ 7,201,426
                                                            -----------
              Banks - 0.5%
              Regional Banks - 0.5%
    34,468    Home Bancshares, Inc.                         $   759,330
                                                            -----------
              Total Banks                                   $   759,330
                                                            -----------
              Diversified Financials - 2.6%
              Consumer Finance - 1.0%
    48,057    Ezcorp, Inc.*                                 $ 1,303,786
                                                            -----------
              Investment Banking & Brokerage - 0.8%
    71,820    E*Trade Financial Corp.*                      $ 1,149,120
                                                            -----------
              Specialized Finance - 0.8%
    29,500    MSCI, Inc.*                                   $ 1,149,320
                                                            -----------
              Total Diversified Financials                  $ 3,602,226
                                                            -----------
              Insurance - 1.7%
              Property & Casualty Insurance - 1.7%
    77,700    Assured Guaranty, Ltd.                        $ 1,375,290
    28,900    Axis Capital Holdings, Ltd.                     1,036,932
                                                            -----------
                                                            $ 2,412,222
                                                            -----------
              Total Insurance                               $ 2,412,222
                                                            -----------
              Software & Services - 19.9%
              Application Software - 8.0%
    87,266    Aspen Technology, Inc.*(b)                    $ 1,108,278
    53,400    Blackboard, Inc.*(b)                            2,205,420
    45,100    Bottomline Technologies, Inc.*                    979,121
    18,673    Concur Technologies, Inc.*(b)                     969,689
    76,325    Solarwinds, Inc.*                               1,469,256
    21,768    Solera Holdings, Inc.                           1,117,134
    34,100    SuccessFactors, Inc.*(b)                          987,536
    29,767    The Ultimate Software Group, Inc.*(b)           1,447,569
   109,439    TiVo, Inc.*(b)                                    944,459
                                                            -----------
                                                            $11,228,462
                                                            -----------
              Data Processing & Outsourced Services - 2.1%
    31,900    Global Payments, Inc.                         $ 1,474,099
    31,700    Syntel, Inc.                                    1,514,943
                                                            -----------
                                                            $ 2,989,042
                                                            -----------
              Internet Software & Services - 3.8%
    51,178    Dealertrack Holdings, Inc.*                   $ 1,027,142
    98,800    Dice Holdings, Inc.*                            1,417,780
    22,100    LogMeIn, Inc.*(b)                                 979,914
    16,300    VistaPrint NV*(b)                                 749,800
    40,772    Vocus, Inc.*(b)                                 1,127,754
                                                            -----------
                                                            $ 5,302,390
                                                            -----------
              IT Consulting & Other Services - 3.2%
    45,900    Gartner Group, Inc.*                          $ 1,523,880
    99,200    Sapient Corp.                                   1,200,320
   112,400    Virtusa Corp.*                                  1,838,864
                                                            -----------
                                                            $ 4,563,064
                                                            -----------
              Systems Software - 2.8%
    93,413    DemandTec, Inc.*                              $ 1,012,597
    35,000    Fortinet, Inc.*(b)                              1,132,250
    90,700    Radiation Systems, Inc.*                        1,774,999
                                                            -----------
                                                            $ 3,919,846
                                                            -----------
              Total Software & Services                     $28,002,804
                                                            -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
              Technology Hardware & Equipment - 4.6%
              Communications Equipment - 2.4%
    61,636    Finisar Corp.*(b)                            $  1,829,973
   191,600    ShoreTel, Inc.*                                 1,496,396
                                                           ------------
                                                           $  3,326,369
                                                           ------------
              Electronic Equipment & Instruments - 1.3%
    61,500    Flir Systems, Inc.*(b)                       $  1,829,625
                                                           ------------
              Electronic Manufacturing Services - 0.9%
    87,800    TTM Technologies, Inc.*                      $  1,309,098
                                                           ------------
              Total Technology Hardware
              & Equipment                                  $  6,465,092
                                                           ------------
              Semiconductors - 8.1%
              Semiconductor Equipment - 0.8%
    87,900    Nanometrics, Inc.*                           $  1,127,757
                                                           ------------
              Semiconductors - 7.3%
   173,700    Entropic Communications, Inc.*(b)            $  2,098,295
    17,000    Hittite Microwave Corp.*                        1,037,680
   283,400    Integrated Device Tech, Inc.*                   1,887,444
   118,900    Lattice Semiconductor Corp.*                      720,534
    60,400    Microsemi Corp.*                                1,383,160
    43,131    Netlogic Microsystems, Inc.*(b)                 1,354,745
   212,300    PMC - Sierra Inc.*                              1,823,657
                                                           ------------
                                                           $ 10,305,515
                                                           ------------
              Total Semiconductors                         $ 11,433,272
                                                           ------------
              TOTAL COMMON STOCKS
              (Cost $101,389,237)                          $136,111,303
                                                           ------------
              EXCHANGE TRADED FUND - 1.2%
    20,000    iShares Russell 2000 Growth Exchange
              Traded Fund (b)                              $  1,748,400
                                                           ------------
              TOTAL EXCHANGE TRADED FUND
              (Cost $1,374,890)                            $  1,748,400
                                                           ------------
Principal
Amount ($)
              TEMPORARY CASH INVESTMENTS - 21.2%
              Securities Lending Collateral - 21.2% (c)
              Certificates of Deposit:
   849,337    Bank of Nova Scotia, 0.37%, 9/29/11          $    849,337
   594,536    BBVA Group NY, 0.61%, 7/26/11                     594,536
   619,541    BNP Paribas Bank NY, 0.1%, 1/3/11                 619,541
   424,669    BNP Paribas Bank NY, 0.29%, 2/8/11                424,669
   424,669    BNP Paribas Bank NY, 0.3%, 1/20/11                424,669
   849,337    Canadian Imperial Bank of Commerce
              NY, 0.29%, 4/27/11                                849,337
   849,337    DnB NOR Bank ASA NY, 0.25%,
              3/7/11                                            849,337
   424,642    National Australia Bank NY, 0.31%,
              10/19/11                                          424,642
   849,337    RoboBank Netherland NV NY, 0.31%,
              8/8/11                                            849,337
              Certificates of Deposit (continued):
   849,337    Royal Bank of Canada NY, 0.44%,
              12/2/11                                      $    849,337
   424,669    SocGen NY, 0.30%, 2/10/11                         424,669
   849,337    Westpac Banking Corp. NY, 0.44%,
              12/6/11                                           849,337
                                                           ------------
                                                           $  8,008,748
                                                           ------------
              Commercial Paper:
   509,602    American Honda Finance, 0.30%,
              5/4/11                                       $    509,602
   340,979    American Honda Finance, 1.05%,
              6/20/11                                           340,979
   311,997    Australia & New Zealand Banking
              Group, 0.89%, 8/4/11                              311,997
   865,236    Caterpillar Financial Services Corp.,
              1.05%, 6/24/11                                    865,236
   934,271    CBA, 0.32%, 1/3/11                                934,271
   254,731    CHARFD, 0.26%, 2/8/11                             254,731
   424,567    FAIRPP, 0.27%, 2/2/11                             424,567
   436,041    FAIRPP, 0.27%, 3/7/11                             436,041
   849,409    Federal Home Loan Bank, 0.37%,
              6/1/11                                            849,409
   424,663    GE Corp., 0.34%, 1/26/11                          424,663
   424,814    General Electric Capital Corp., 0.38%,
              4/28/11                                           424,814
    84,900    General Electric Capital Corp., 0.38%,
              6/6/11                                             84,900
   848,898    OLDLLC, 0.27%, 3/11/11                            848,898
   848,997    SEB, 0.39%, 2/7/11                                848,997
 1,019,200    SOCNAM, 0.1%, 1/3/11                            1,019,200
   424,624    SOCNAM, 0.29%, 1/14/11                            424,624
   509,280    STDFIN, 0.6%, 2/8/11                              509,280
   849,149    STRAIT, 0.25%, 2/2/11                             849,149
   424,640    TBLLC, 0.27%, 1/10/11                             424,640
   424,567    TBLLC, 0.27%, 2/2/11                              424,567
   849,337    Toyota Motor Credit Corp., 0.44%,
              9/8/11                                            849,337
   339,627    VARFUN, 0.26%, 2/14/11                            339,627
   517,665    VARFUN, 0.27%, 1/20/11                            517,665
   509,611    Wachovia, 0.40%, 3/22/11                          509,611
   339,955    Wachovia, 0.42%, 10/15/11                         339,955
                                                           ------------
                                                           $ 13,766,760
                                                           ------------
              Tri-party Repurchase Agreements:
 1,240,032    Deutsche Bank Securities, Inc., 0.22%,
              1/3/11                                       $  1,240,032
 1,698,675    HSBC Bank USA NA, 0.21%, 1/3/11                 1,698,675
 2,463,078    RBS Securities, Inc., 0.25%, 1/3/11             2,463,078
                                                           ------------
                                                           $  5,401,785
                                                           ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                        Value
              Money Market Mutual Funds:
 1,358,940    Dreyfus Preferred Money Market Fund          $  1,358,940
 1,358,940    Fidelity Prime Money Market Fund                1,358,940
                                                           ------------
                                                           $  2,717,880
                                                           ------------
              Total Securities Lending
              Collateral                                   $ 29,895,173
                                                           ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $29,895,173)                           $ 29,895,173
                                                           ------------
              TOTAL INVESTMENT IN
              SECURITIES - 118.9%
              (Cost $132,659,300)(a)                       $167,754,876
                                                           ------------
              OTHER ASSETS AND
              LIABILITIES - (18.0)%                        $(26,721,243)
                                                           ------------
              TOTAL NET ASSETS - 100.0%                    $141,033,633
                                                           ============

*     Non-income producing security.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $134,576,971 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                $35,327,289
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                 (2,149,384)
                                                                     -----------
      Net unrealized gain                                            $33,177,905
                                                                     ===========

(b)   At December 31, 2010, the following securities were out on loan:

      Shares     Description                                             Value
       70,500    Abiomed, Inc.*                                      $   677,505
        4,000    Aspen Technology, Inc.*                                  50,800
       50,000    BioMarin Pharmaceutical, Inc.*                        1,346,500
       52,100    Blackboard, Inc.*                                     2,151,730
       96,300    Chiquita Brands International, Inc.*                  1,350,126
       18,094    Concur Technologies, Inc.*                              939,621
        1,000    Copart, Inc.*                                            37,350
        5,400    CoStar Group Inc.*                                      310,824
        9,300    Cubist Pharmaceuticals, Inc.*                           199,020
      173,700    Entropic Communications, Inc.*                        2,098,295
       59,600    Exterran Holdings, Inc.*                              1,427,420
       56,900    Finisar Corp.*                                        1,689,361
       32,600    Flir Systems, Inc.*                                     969,850
          500    Fortinet, Inc.*                                          16,175
       72,800    Geokinetics, Inc.*                                      676,312
       27,500    Green Mountain Coffee Roasters, Inc.*                   903,650
       49,800    Insulet Corp.*                                          771,900
        4,900    IPC The Hospitalist Co., Inc.*                          191,149
       45,800    iShares Russell 2000 Growth Exchange                  4,003,836
                 Traded Fund
       56,900    Lincare Holdings, Inc.                                1,526,627
       21,800    LogMeIn, Inc.*                                          966,612
       18,900    Monro Muffler Brake, Inc.                               653,751
       15,200    MYR Group, Inc.*                                        319,200
       42,500    Netlogic Microsystems, Inc.*                          1,334,925
       18,700    Polypore International, Inc.*                           761,651
       10,000    Skechers U.S.A., Inc.*                                  200,000
        1,300    SuccessFactors, Inc.*                                    37,648
        5,000    Thoratec Corp.*                                         141,600
       65,100    Titan Machinery, Inc.*                              $ 1,256,430
       31,000    TiVo, Inc.*                                             267,530
       12,800    The Ultimate Software Group, Inc.*                      622,464
       10,000    Vera Bradley, Inc.*                                     330,000
        1,700    VistaPrint NV*                                           78,200
       78,300    Vitacost.com, Inc.*                                     405,594
        4,000    Vocus, Inc.*                                            110,640
                                                                     -----------
                 Total                                               $28,824,296
                                                                     ===========

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.
(d) Security is valued using fair value methods (other than prices supplied by independent pricing services) (see Note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $152,814,276 and $171,880,707, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                           Level 1        Level 2      Level 3         Total
Common Stocks           $135,677,732    $         -    $433,571    $136,111,303
Exchange Traded Fund       1,748,400              -           -       1,748,400
Temporary Cash
Investments                        -     27,177,293           -      27,177,293
Money Market Mutual
Funds                      2,717,880              -           -       2,717,880
                        ------------    -----------    --------    ------------
  Total                 $140,144,012    $27,177,293    $433,571    $167,754,876
                        ============    ===========    ========    ============

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                         Common
                                                                         Stocks
      Balance as of 12/31/09                                            $     --
      Realized gain (loss)(1)                                                 --
      Change in unrealized appreciation (depreciation)(2)                     --
      Net purchases (sales)                                              433,571
      Transfers in and out of Level 3                                         --
                                                                        --------
      Balance as of 12/31/10                                            $433,571
                                                                        ========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year Ended    Year Ended    Year Ended       Year Ended    Year Ended
                                                        12/31/10      12/31/09      12/31/08         12/31/07      12/31/06
Class I
Net asset value, beginning of period                   $  19.14      $  13.24      $   22.44        $  26.79      $  25.37
                                                       --------      --------      ---------        --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                   $  (0.09)     $  (0.03)     $   (0.00)(a)    $  (0.07)     $  (0.01)
 Net realized and unrealized gain (loss) on
  investments                                              3.96          5.93          (7.40)          (0.53)         1.43
                                                       --------      --------      ---------        --------      --------
  Net increase (decrease) from investment
    operations                                         $   3.87      $   5.90      $   (7.40)       $  (0.60)     $   1.42
Distributions to shareowners:
 Net realized gain                                           --            --          (1.80)          (3.75)           --
                                                       --------      --------      ---------        --------      --------
Net increase (decrease) in net asset value             $   3.87      $   5.90      $   (9.20)       $  (4.35)     $   1.42
                                                       --------      --------      ---------        --------      --------
Net asset value, end of period                         $  23.01      $  19.14      $   13.24        $  22.44      $  26.79
                                                       ========      ========      =========        ========      ========
Total return*                                             20.22%        44.56%        (35.49)%         (3.86)%        5.60%
Ratio of net expenses to average net assets+               0.85%         0.85%          0.85%           0.81%         0.79%
Ratio of net investment loss to average net assets+       (0.44)%       (0.15)%        (0.04)%         (0.25)%       (0.05)%
Portfolio turnover rate                                     119%          134%           231%            119%          105%
Net assets, end of period (in thousands)               $141,034      $134,090      $ 105,666        $204,629      $276,947
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                              0.87%         0.88%          0.91%           0.81%         0.82%
 Net investment loss                                      (0.46)%       (0.18)%        (0.10)%         (0.25)%       (0.08)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)   Amount rounds to less than one cent per share.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $28,824,296) (cost $132,659,300)    $ 167,754,876
 Cash                                                                                               688,244
 Receivables --
  Investment securities sold                                                                      3,938,249
  Portfolio shares sold                                                                              22,130
  Dividends                                                                                          26,216
  Due from Pioneer Investment Management, Inc.                                                          513
 Other                                                                                                1,610
                                                                                              -------------
  Total assets                                                                                $ 172,431,838
                                                                                              -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $   1,402,773
  Portfolio shares repurchased                                                                       46,543
  Upon return of securities loaned                                                               29,895,173
 Due to affiliates                                                                                    3,625
 Accrued expenses                                                                                    50,091
                                                                                              -------------
  Total liabilities                                                                           $  31,398,205
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 129,306,789
 Accumulated net realized loss on investments                                                   (23,368,732)
 Net unrealized gain on investments                                                              35,095,576
                                                                                              -------------
  Total net assets                                                                            $ 141,033,633
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $141,033,633/6,129,481 shares)                                             $       23.01
                                                                                              =============

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends                                                                             $   475,607
 Interest                                                                                    3,472
 Income from securities loaned, net                                                         63,125
                                                                                       -----------
    Total investment income                                                                            $   542,204
                                                                                                       -----------
EXPENSES:
 Management fees                                                                       $   977,282
 Transfer agent fees                                                                         1,457
 Administrative reimbursements                                                              41,375
 Custodian fees                                                                             36,127
 Professional fees                                                                          52,365
 Printing expense                                                                           31,160
 Fees and expenses of nonaffiliated trustees                                                 7,986
 Miscellaneous                                                                               5,507
                                                                                       -----------
    Total expenses                                                                                     $ 1,153,259
    Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                        (30,706)
                                                                                                       -----------
    Net expenses                                                                                       $ 1,122,553
                                                                                                       -----------
     Net investment loss                                                                               $  (580,349)
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
  Investments                                                                          $22,787,155
  Class action                                                                             256,554     $23,043,709
                                                                                       -----------     -----------
 Change in net unrealized gain on investments                                                          $ 2,087,853
                                                                                                       -----------
 Net gain on investments                                                                               $25,131,562
                                                                                                       -----------
 Net increase in net assets resulting from operations                                                  $24,551,213
                                                                                                       ===========

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/10 and 12/31/09, respectively

                                                              Year Ended         Year Ended
                                                               12/31/10           12/31/09
FROM OPERATIONS:
Net investment loss                                         $    (580,349)     $    (176,450)
Net realized gain on investments and class action              23,043,709          4,902,463
Change in net unrealized gain on investments                    2,087,853         38,655,843
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  24,551,213      $  43,381,856
                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   6,797,937      $   9,990,717
Cost of shares repurchased                                    (24,405,533)       (24,948,414)
                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                            $ (17,607,596)     $ (14,957,697)
                                                            -------------      -------------
  Net increase in net assets                                $   6,943,617      $  28,424,159
NET ASSETS:
Beginning of year                                             134,090,016        105,665,857
                                                            -------------      -------------
End of year                                                 $ 141,033,633      $ 134,090,016
                                                            =============      =============


                           '10 Shares     '10 Amount       '09 Shares      '09 Amount
CLASS I
Shares sold                   337,126    $   6,797,937    $    644,609    $   9,990,717
Less shares repurchased    (1,213,449)     (24,405,533)     (1,617,198)     (24,948,414)
                           ----------    -------------    ------------    -------------
  Net decrease               (876,323)   $ (17,607,596)   $   (972,589)   $ (14,957,697)
                           ==========    =============    ============    =============

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.3% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2010, the Portfolio had reclassified $580,349 to decrease paid-in capital and $580,349 to decrease accumulated net investment loss to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

      At December 31, 2010, the Portfolio had a net capital loss carryforward of $21,451,061 of which the following amounts will expire in 2016 and 2017 if not utilized: $14,027,833 in 2016 and $7,423,228 in 2017.

      There were no distributions paid during the years ended December 31, 2010 and December 31, 2009. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                   2010                 2009
--------------------------------------------------------------------------------
Distributable Earnings:
Capital loss carryforward                      $(21,451,061)       $(43,435,140)
Unrealized appreciation                          33,177,905          30,030,422
                                               ------------        ------------
 Total                                         $ 11,726,844        $(13,404,718)
                                               ============        ============
--------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    Portfolio Shares
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Dividends and distributions to shareowners are recorded on the ex-dividend date.

      During the fiscal year, the Portfolio recognized gains of $256,554 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.    Option Writing
      When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written call options at December 31, 2010.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. Expenses waived during the year ended December 31, 2010, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,499 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $126 in transfer agent fees payable to PIMSS at December 31, 2010.

4.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2010, in the second quintile of its Morningstar category for the three and ten year periods ended June 30, 2010, and in the third quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                      the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD        LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST       AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Chairman of the      Trustee since 1994. Serves
                              Board, Trustee       until a successor trustee is
                              and President        elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury           Trustee and          Trustee since 2007. Serves
(52)*                         Executive Vice       until a successor trustee is
                              President            elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
-------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Non-Executive Chairman and a director of Pioneer Investment     None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a director of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury           Director, CEO and President of PIM-USA (since February          None
(52)*                         2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice President of all of the Pioneer Funds (since
                              March 2007); Director of PGAM (2007 - 2010); Head of New
                              Europe Division, PGAM (2000 - 2005); and Head of New Markets
                              Division, PGAM (2005 - 2007)
-------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD        LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST       AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee              Trustee since 2005. Serves
                                                   until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)             Trustee              Trustee since 2000. Serves
                                                   until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee              Trustee since 2008. Serves
(66)                                               until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham          Trustee              Trustee since 2000. Serves
(63)                                               until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Interim Chief Executive Officer, Oxford Analytica, Inc.         Director of Enterprise
                              (privately held research and consulting company) (2010 -        Community Investment, Inc.
                              present); Managing Partner, Federal City Capital Advisors       (privately held affordable
                              (corporate advisory services company) (1997 - 2004 and 2008     housing finance company) (1985
                              - present); Executive Vice President and Chief Financial        - present); Director of Oxford
                              Officer, I-trax, Inc. (publicly traded health care services     Analytica, Inc. (2008 -
                              company) (2004 - 2007); and Executive Vice President and        present); Director of The
                              Chief Financial Officer, Pedestal Inc. (internet-based          Swiss Helvetia Fund, Inc.
                              mortgage trading company) (2000 - 2002)                         (closed-end fund) (2010 -
                                                                                              present); and Director of New
                                                                                              York Mortgage Trust (publicly
                                                                                              traded mortgage REIT) (2004 -
                                                                                              2009)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)             President, Bush International, LLC (international financial     Director of Marriott
                              advisory firm) (1991 - present); Managing Director, Federal     International, Inc. (2008 -
                              Housing Finance Board (oversight of Federal Home Loan Bank      present); Director of Discover
                              system) (1989 - 1991); Vice President and Head of               Financial Services (credit
                              International Finance, Federal National Mortgage Association    card issuer and electronic
                              (1988 - 1989); U.S. Alternate Executive Director,               payment services) (2007 -
                              International Monetary Fund (1984 - 1988); Executive            present); Former Director of
                              Assistant to Deputy Secretary of the U.S. Treasury, U.S.        Briggs & Stratton Co. (engine
                              Treasury Department (1982 - 1984); and Vice President and       manufacturer) (2004 - 2009);
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -     Director of UAL Corporation
                              1982)                                                           (airline holding company)
                                                                                              (2006 - present); Director of
                                                                                              ManTech International
                                                                                              Corporation (national
                                                                                              security, defense, and
                                                                                              intelligence technology firm)
                                                                                              (2006 - present); Member,
                                                                                              Board of Governors, Investment
                                                                                              Company Institute (2007 -
                                                                                              present); Former Director of
                                                                                              Brady Corporation (2000 -
                                                                                              2007); Former Director of
                                                                                              Mortgage Guaranty Insurance
                                                                                              Corporation (1991 - 2006);
                                                                                              Former Director of Millennium
                                                                                              Chemicals, Inc. (commodity
                                                                                              chemicals) (2002 - 2005);
                                                                                              Former Director, R.J. Reynolds
                                                                                              Tobacco Holdings, Inc.
                                                                                              (tobacco) (1999 - 2005); and
                                                                                              Former Director of Texaco,
                                                                                              Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          William Joseph Maier Professor of Political Economy, Harvard    Trustee, Mellon Institutional
(66)                          University (1972 - present)                                     Funds Investment Trust and
                                                                                              Mellon Institutional Funds
                                                                                              Master Portfolio (oversaw 17
                                                                                              portfolios in fund complex)
                                                                                              (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham          Founding Director, Vice President and Corporate Secretary,      None
(63)                          The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and
                              Organizational Learning, Xerox PARC, Xerox's Advance
                              Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD        LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST       AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee              Trustee since 2006. Serves
                                                   until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)      Trustee              Trustee since 1995. Serves
                                                   until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee              Trustee since 2008. Serves
                                                   until a successor trustee is
                                                   elected or earlier
                                                   retirement or removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc.          Director, Broadridge Financial
                              (technology products for securities lending industry) (2008     Solutions, Inc. (investor
                              - present); private investor (2004 - 2008); and Senior          communications and securities
                              Executive Vice President, The Bank of New York (financial       processing provider for
                              and securities services) (1986 - 2004)                          financial services industry)
                                                                                              (2009 - present); and
                                                                                              Director, Quadriserv, Inc.
                                                                                              (2005 - present)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)      President and Chief Executive Officer, Newbury, Piret &         Director of New America High
                              Company, Inc. (investment banking firm) (1981 - present)        Income Fund, Inc. (closed-end
                                                                                              investment company) (2004 -
                                                                                              present); and member, Board of
                                                                                              Governors, Investment Company
                                                                                              Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -      Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to        Fund, Inc. (closed-end
                              1998)                                                           investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager) (1997 -
                                                                                              2005)
----------------------------------------------------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD        LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST       AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary            Since 2010. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant            Since 2010. Serves at the
                              Secretary            discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant            Since 2010. Serves at the
                              Secretary            discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer            Since 2008. Serves at the
                                                   discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant            Since 2000. Serves at the
                              Treasurer            discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant            Since 2002. Serves at the
                              Treasurer            discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant            Since 2009. Serves at the
                              Treasurer            discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief                Since 2010. Serves at the
                              Compliance           discretion of the Board.
                              Officer
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                            HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer         None
                              since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                              Funds from September 2003 to May 2010; and Vice President
                              and Senior Counsel of Pioneer from July 2002 to December
                              2007
------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)        Fund Governance Director of Pioneer since December 2006 and     None
                              Assistant Secretary of all the Pioneer Funds since June
                              2010; Manager - Fund Governance of Pioneer from December
                              2003 to November 2006; and Senior Paralegal of Pioneer from
                              January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary      None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and            None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                              Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant Vice President - Fund Accounting, Administration      None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)            Fund Accounting Manager - Fund Accounting, Administration       None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting,                  None
                              Administration and Controllership Services since November
                              2008; Assistant Treasurer of all of the Pioneer Funds since
                              January 2009; and Client Service Manager - Institutional
                              Investor Services at State Street Bank from March 2003 to
                              March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer      None
                              Funds since March 2010; Director of Adviser and Portfolio
                              Compliance at Pioneer since October 2005; and Senior
                              Compliance Officer for Columbia Management Advisers, Inc.
                              from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18655-05-0211


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer High Yield VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2010


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                        2

  Comparing Ongoing Portfolio Expenses                                    3

  Portfolio Management Discussion                                         4

  Schedule of Investments                                                 7

  Financial Statements                                                   24

  Notes to Financial Statements                                          29

  Report of Independent Registered Public Accounting Firm                34

  Approval of Investment Advisory Agreement                              36

  Trustees, Officers and Service Providers                               39


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                          46.2%
Convertible Corporate Bonds                                   18.2%
U.S. Common Stocks                                            15.7%
Temporary Cash Investments                                     8.6%
Senior Floating Rate Loan Interests                            6.3%
Preferred Stocks                                               4.3%
Collateralized Mortgage Obligations                            0.5%
Asset Backed Securities                                        0.2%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                      13.7%
1-3 years                                                     21.9%
3-4 years                                                     19.9%
4-6 years                                                     30.7%
6-8 years                                                      7.9%
8+ years                                                       5.9%

Five Largest Total Holdings
(As a percentage of total long-term holdings)*

1.   WESCO International, Inc.,
      6.0%, 9/15/29                        2.53%
2.   Forest City Enterprises, Inc.,
      7.0%, 12/31/49                       2.19
3.   Nova Chemicals Corp.,
      7.875%, 9/15/25                      1.84
4.   LyondellBasell Industries NV          1.33
5.   Wesco Distribution, Inc., 7.5%,
      10/15/17                             1.33

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                12/31/10             12/31/09
  Class I                                $10.64               $9.53
  Class II                               $10.61               $9.51

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/10 - 12/31/10           Income         Capital Gains     Capital Gains
  Class I                   $0.5490        $  -              $  -
  Class II                  $0.5232        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the BofA ML Index of Convertible Bonds (Speculative Quality), and the BofA ML All Convertible Bonds Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                                     BofA ML Index of        BofA ML l Convertible
          Pioneer High Yield VCT    Pioneer High Yield VCT     BofA ML High Yield    Convertible Bonds       Bonds Speculative
          Portfolio, Class I        Portfolio, Class II        Master II Index       (Speculative Quality)   Quality Index
12/00     10000                     10000                      10000                 10000                   10000
          11660                     11699                      10448                  9358                    8442
12/02     11495                     11420                      10250                  9196                    7741
          15263                     15134                      13135                 12506                   10990
12/04     16489                     16309                      14563                 14086                   12409
          16811                     16586                      14958                 13633                   12254
12/06     18243                     17954                      16722                 15971                   14418
          19327                     18958                      17089                 16217                   14992
12/08     12480                     12202                      12579                  9268                    8134
          20030                     19527                      19814                 15632                   14824
12/10     23644                     22977                      22823                 18776                   17858

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The BofA ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. The BofA ML All Convertible Bonds Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

                     Class I             Class II
10 Years              8.99%               8.67%
5 Years               7.06%               6.74%
1 Year               18.04%              17.67%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

NOTE: In January 2010, the BofA ML Index of Convertible Bonds (Speculative Quality) was replaced as a Portfolio benchmark by the BofA ML All Convertible Bonds Speculative Quality Index because the Portfolio's adviser believes the BofA ML All Convertible Bonds Speculative Quality Index is a more appropriate broad-based market index for the Portfolio. This annual report will be the final time we report performance results for the former benchmark, the BofA ML Index of Convertible Bonds (Speculative Quality).

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/10       $1,000.00       $1,000.00
       Ending Account Value on 12/31/10        $1,175.35       $1,173.18
       Expenses Paid During Period*            $    4.44       $    5.70

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.04% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/10       $1,000.00       $1,000.00
       Ending Account Value on 12/31/10        $1,021.12       $1,019.96
       Expenses Paid During Period*            $    4.13       $    5.30

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.04% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

High-yield bonds posted impressive returns during the 12 months ended December 31, 2010, continuing a strong run that commenced early in 2009. In the following interview, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that drove the high-yield market and those that influenced the performance of the Pioneer High Yield VCT Portfolio over the 12-month period. Mr. Feltus, senior vice president, and Ms. Wright, vice president, are responsible for the day-to-day management of the Portfolio and are supported by Pioneer's fixed-income team.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer High Yield VCT Portfolio Class I shares returned 18.04% at net asset value over the 12 months ended December 31, 2010, and Class II shares returned 17.67%. Over the same period, the Portfolio's main benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index returned 15.19%, while the BofA ML All Convertible Bonds Speculative Quality Index returned 20.47% and the BofA ML Index of Convertible Bonds (Speculative Quality) returned 20.11%. In addition, over the same 12-month period, the average return of the 107 variable portfolios in Lipper's High Current Yield Underlying Funds category was 13.61%.

Q: What was the investment backdrop like for high-yield bonds over the 12 months ended December 31, 2010?

A: The high-yield asset class was helped by the Federal Reserve Board's (the
   Fed's) extremely accommodative monetary policy, which kept interest rates very low over the 12-month period ended December 31, 2010. The demand for fixed-income investments outpaced demand for equities, and the lack of attractive yields in almost every other area of the fixed-income markets helped drive investors into the high-yield areas. Even though yields within the asset class were low due to the influence of low yields found in comparable 10-year Treasury bonds, yield spreads -- the difference between yields offered by high-yield bonds over comparable Treasuries -- remained attractive. Default rates continued to decline and were projected to be at about 2% for both 2010 and 2011. Many companies issuing high-yield debt also benefited from better-than-expected earnings, very strong cash flows, cleaned-up balance sheets with lower leverage, and refinancing activity that pushed maturities further into the future.

Q. What factors influenced the Portfolio's performance over the 12 months ended December 31, 2010?

A: Relative to the BofA ML High Yield Master II Index (the Portfolio's main benchmark), the Portfolio benefited from security selection in all asset classes, with a strong contribution coming from an allocation to convertible bonds. Holding equities hurt performance, but the shortfall was more than offset by stock selection, helping the Portfolio's equity holdings outperform the BofA ML High Yield Master II Index. The Portfolio's allocation to floating-rate bank loans detracted from performance over the 12-month period. In terms of sectors, underweighting utilities and health care buoyed the Portfolio's relative performance, but underweighting automotive and banking/financial services hurt. Looking at credit quality, underweighting the low-quality CCC-rated segment of the market dampened the Portfolio's relative results.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which Portfolio holdings contributed the most to performance relative to the BofA ML High Yield Master II Index during the 12 months ended December 31, 2010, and which holdings detracted the most?

A: Bonds issued by real estate operating company Forest City Enterprises performed well during the 12-month period, due to the company's much improved liquidity outlook. The convertible securities of industrial distributor WESCO also contributed to Portfolio performance, as did investments in the common stocks of BE Aerospace and chemicals manufacturer Georgia Gulf, which rose due to an improved earnings outlook.

   Detractors from the Portfolio's relative performance included the common stock of drilling company Hercules Offshore, which was hurt by the oil spill disaster in the Gulf of Mexico, where the firm operates. Bonds issued by leisure/casino firm Mashantucket Pequot (Foxwoods) declined on concerns about the company's solvency. The common stock of Scientific Games also lagged, due to the slower-than-expected adoption of lottery tickets in China. The convertible securities the Portfolio held in medical diagnostics provider Alere also dampened relative performance.

Q: What is your outlook?

A: We believe the U.S. economy will grow by at least 3% in 2011, buoyed by higher consumption and more robust capital spending. Although unemployment is high, the U.S. is beginning to experience consistent job growth. Moreover, the 90% of the population that is employed appears to be feeling more confident, having reduced debt and increased savings, and benefiting from the recent equity market rally. The outcome of the Congressional elections last November is leading to a more business-friendly environment in Washington, which may help consumer confidence and encourage capital investment. We believe the greatest risks to our forecast include the contagion effects from the Euro zone's sovereign-debt issues and monetary tightening among governments in emerging market countries, especially China. The Fed's decision to undertake a second round of quantitative easing ("QE2") should support market liquidity. In addition, easy monetary policy may cause the U.S. dollar to depreciate, which could bolster U.S. exports. While the short-term effect of QE2 may be beneficial, however, the program -- which, together with the first round of quantitative easing, will have created almost $2 trillion in excess bank reserves -- has increased the risk of inflation over the next three to five years.

   The low-interest-rate environment and modest economic growth should continue to support risky assets, including high-yield bonds. High-yield issuers have benefited from a record new-issue market and improving fundamentals. We continue to see value in high yield, given spreads near long-term averages and the generally strong financial position of corporations, as well as low default expectations over the coming year.

   We continue to add to the Portfolio's convertible bond positions, as we believe the stock market will benefit from attractive valuations and respond favorably to QE2. Bank loans are also attractive to us, and their floating-rate nature can help mitigate a rise in interest rates. We continue to focus on security selection, which we believe will represent the primary means for outperformance going forward, given a more normalized market environment relative to the past three years.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)
--------------------------------------------------------------------------------

   Please refer to the Schedule of Investments on pages 7 to 23 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                    Value
                                               CONVERTIBLE CORPORATE BONDS - 21.0%
                                               Energy - 3.0%
                                               Coal & Consumable Fuels - 0.9%
   830,000                     BB-/NR          Massey Energy Co., 3.25%, 8/1/15                        $    810,288
                                                                                                       ------------
                                               Oil & Gas Equipment & Services - 0.6%
   395,000                     B+/NR           Exterran Holdings, Inc., 4.25%, 6/15/14                 $    490,788
    73,000                     CCC+/NR         Newpark Resources, Inc., 4.0%, 10/1/17                        65,609
                                                                                                       ------------
                                                                                                       $    556,397
                                                                                                       ------------
                                               Oil & Gas Exploration & Production - 1.5%
   386,000                     BB-/NR          Bill Barrett Corp., 5.0%, 3/15/28                       $    396,615
   755,000                     BB/Ba3          Chesapeake Energy, 2.5%, 5/15/37                             673,838
   200,000                     B/NR            Penn Virginia Corp., 4.5%, 11/15/12                          198,000
                                                                                                       ------------
                                                                                                       $  1,268,453
                                                                                                       ------------
                                               Total Energy                                            $  2,635,138
                                                                                                       ------------
                                               Materials - 0.2%
                                               Steel - 0.2%
   145,000                     BB+/NR          Steel Dynamics, Inc., 5.125%, 6/15/14                   $    184,339
                                                                                                       ------------
                                               Total Materials                                         $    184,339
                                                                                                       ------------
                                               Capital Goods - 6.1%
                                               Construction & Farm Machinery & Heavy Trucks - 1.5%
   250,000                     CCC/Caa2        Greenbrier Co., Inc., 2.375%, 5/15/26                   $    232,188
   775,000                     B/B1            Navistar International Corp., 3.0%, 10/15/14               1,034,625
                                                                                                       ------------
                                                                                                       $  1,266,813
                                                                                                       ------------
                                               Electrical Components & Equipment - 2.0%
   459,000                     B/B2            General Cable Corp., 4.5%, 11/15/29                     $    545,636
 1,225,000                     BB+/Ba1         Roper Industries, Inc., 1.4813%, 1/15/34                   1,168,344
                                                                                                       ------------
                                                                                                       $  1,713,980
                                                                                                       ------------
                                               Trading Companies & Distributors - 2.6%
 1,120,000                     B/NR            WESCO International, Inc., 6.0%, 9/15/29                $  2,310,000
                                                                                                       ------------
                                               Total Capital Goods                                     $  5,290,793
                                                                                                       ------------
                                               Commercial Services & Supplies - 0.3%
                                               Environmental & Facilities Services - 0.3%
   250,000                     B/Ba3           Covanta Holding Corp., 3.25%, 6/1/14                    $    297,500
                                                                                                       ------------
                                               Total Commercial Services & Supplies                    $    297,500
                                                                                                       ------------
                                               Transportation - 0.9%
                                               Airlines - 0.2%
   120,000                     CCC+/B3         Continental Airlines, Inc., 4.5%, 1/15/15               $    175,650
                                                                                                       ------------
                                               Marine - 0.7%
   644,000                     CCC+/Caa3       Horizon Lines, 4.25%, 8/15/12                           $    593,285
                                                                                                       ------------
                                               Total Transportation                                    $    768,935
                                                                                                       ------------
                                               Automobiles & Components - 1.1%
                                               Automobile Manufacturers - 1.1%
   476,000                     B/Ba3           Ford Motor Co., 4.25%, 11/15/16                         $    951,405
                                                                                                       ------------
                                               Total Automobiles & Components                          $    951,405
                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                 Value
                                               Consumer Durables & Apparel - 0.5%
                                               Homebuilding - 0.5%
   250,000                     BB-/Ba3         D.R. Horton, Inc., 2.0%, 5/15/14                     $    282,500
   109,000                     B+/B3           Lennar Corp., 2.75%, 12/15/20                             119,083
                                                                                                    ------------
                                                                                                    $    401,583
                                                                                                    ------------
                                               Total Consumer Durables & Apparel                    $    401,583
                                                                                                    ------------
                                               Retailing - 0.4%
                                               Automotive Retail - 0.4%
   275,000                     B-/NR           Sonic Automotive, Inc., 5.0%, 10/1/29                $    341,688
                                                                                                    ------------
                                               Total Retailing                                      $    341,688
                                                                                                    ------------
                                               Food, Beverage & Tobacco - 0.5%
                                               Tobacco - 0.5%
   390,000                     B-/Caa1         Alliance One International, Inc., 5.5%, 7/15/14      $    439,238
                                                                                                    ------------
                                               Total Food, Beverage & Tobacco                       $    439,238
                                                                                                    ------------
                                               Health Care Equipment & Services - 1.7%
                                               Health Care Equipment - 0.8%
   715,000                     BB+/NR          Hologic, Inc., 2.0%, 12/15/37                        $    672,172
                                                                                                    ------------
                                               Health Care Services - 0.4%
   370,000                     B+/B2           Omnicare, Inc., 3.25%, 12/15/35                      $    339,475
                                                                                                    ------------
                                               Health Care Supplies - 0.5%
   400,000                     B-/NR           Alere, Inc., 3.0%, 5/15/16                           $    423,500
                                                                                                    ------------
                                               Total Health Care Equipment & Services               $  1,435,147
                                                                                                    ------------
                                               Pharmaceuticals & Biotechnology - 2.5%
                                               Biotechnology - 2.5%
   250,000                     B-/NA           BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17       $    359,063
   500,000                     NR/NR           Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17               485,625
   635,000                     NA/NA           MannKind Corp., 3.75%, 12/15/13 (b)                       412,750
   865,000                     NR/NR           Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15              874,731
                                                                                                    ------------
                                                                                                    $  2,132,169
                                                                                                    ------------
                                               Total Pharmaceuticals & Biotechnology                $  2,132,169
                                                                                                    ------------
                                               Real Estate - 0.6%
                                               Office Real Estate Investment Trusts - 0.3%
   275,000                     NR/B1           Lexington Realty Trust, 6.0%, 1/15/30 (144A)         $    335,500
                                                                                                    ------------
                                               Specialized Real Estate Investment Trusts - 0.3%
   155,000                     BB+/NR          Host Hotels & Resorts LP, 2.5%, 10/15/29             $    218,356
                                                                                                    ------------
                                               Total Real Estate                                    $    553,856
                                                                                                    ------------
                                               Technology Hardware & Equipment - 1.0%
                                               Electronic Equipment & Instruments - 0.9%
   230,000                     B+/NR           L-1 Identity Solutions, Inc., 3.75%, 5/15/27         $    229,425
   525,000                     NR/NR           Newport Corp., 2.5%, 2/15/12                              539,438
                                                                                                    ------------
                                                                                                    $    768,863
                                                                                                    ------------
                                               Technology Distributors - 0.1%
    95,000                     B+/NR           Anixter International, Inc., 1.0%, 2/15/13           $    106,281
                                                                                                    ------------
                                               Total Technology Hardware & Equipment                $    875,144
                                                                                                    ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                             Value
                                               Semiconductors - 1.5%
                                               Semiconductors - 1.5%
   628,000                     B+/NR           ON Semiconductor Corp., 2.625%, 12/15/26         $    735,545
    80,000                     BB-/NR          SunPower Corp., 1.25%, 2/15/27                         75,400
   135,000                     NR/NR           SunPower Corp., 4.5%, 3/15/15                         121,757
   380,000                     BB-/NR          SunPower Corp., 4.75%, 4/15/14                        350,075
                                                                                                ------------
                                                                                                $  1,282,777
                                                                                                ------------
                                               Total Semiconductors                             $  1,282,777
                                                                                                ------------
                                               Telecommunication Services - 0.7%
                                               Integrated Telecommunication Services - 0.7%
   160,000                     B+/NR           MasTec, Inc., 4.25%, 12/15/14                    $    192,000
   309,000                     B+/NR           MasTec, Inc., 4.0%, 6/15/14                           372,345
                                                                                                ------------
                                                                                                $    564,345
                                                                                                ------------
                                               Total Telecommunication Services                 $    564,345
                                                                                                ------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $14,000,244)                               $ 18,154,057
                                                                                                ------------

  Shares
             PREFERRED STOCKS - 4.9%
             Energy - 0.8%
             Oil & Gas Exploration & Production - 0.8%
  13,170     Petroquest Energy, 6.875%, 12/31/49                                                $    547,825
   1,400     SandRidge Energy, Inc., 8.5%, 12/31/99*                                                 167,748
                                                                                                ------------
                                                                                                $    715,573
                                                                                                ------------
             Total Energy                                                                       $    715,573
                                                                                                ------------
             Capital Goods - 0.4%
             Electrical Component & Equipment - 0.4%
   2,000     General Cable Corp., 5.75%, 11/24/13                                               $    352,375
                                                                                                ------------
             Total Capital Goods                                                                $    352,375
                                                                                                ------------
             Consumer Services - 0.0%
             Hotels, Resorts & Cruise Lines - 0.0%
     500     Perseus Holding Corp.*(f)                                                          $         --
                                                                                                ------------
             Total Consumer Services                                                            $         --
                                                                                                ------------
             Health Care Equipment & Services - 0.8%
             Health Care Supplies - 0.8%
   2,793     Alere, Inc., 3.0%, 12/31/49*                                                       $    696,686
                                                                                                ------------
             Total Health Care Equipment & Services                                             $    696,686
                                                                                                ------------
             Banks - 0.3%
             Thrifts & Mortgage Finance - 0.3%
   7,000     Sovereign Cap Trust IV, 4.375%, 3/1/34                                             $    287,000
                                                                                                ------------
             Total Banks                                                                        $    287,000
                                                                                                ------------
             Diversified Financials - 0.3%
             Diversified Financial Services - 0.3%
  11,000     2009 Dole Food Automatic Common Exchange Security Trust*                           $    148,610
      80     Bank of America Corp., 7.25%, 12/31/49                                                   76,558
                                                                                                ------------
                                                                                                $    225,168
                                                                                                ------------
             Total Diversified Financials                                                       $    225,168
                                                                                                ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (d)        Ratings
  Shares     (unaudited)     (unaudited)                                                                Value
                                             Real Estate - 2.3%
                                             Real Estate Operating Companies - 2.3%
  32,250                                     Forest City Enterprises, Inc., 7.0%, 12/31/49       $  2,003,531
                                                                                                 ------------
                                             Total Real Estate                                   $  2,003,531
                                                                                                 ------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $4,332,756)                                   $  4,280,333
                                                                                                 ------------
                                             COMMON STOCKS - 18.1%
                                             Energy - 1.1%
                                             Integrated Oil & Gas - 0.4%
   6,900                                     Marathon Oil Corp.                                  $    255,507
   3,480                                     QEP Resources, Inc.                                      126,359
                                                                                                 ------------
                                                                                                 $    381,866
                                                                                                 ------------
                                             Oil & Gas Drilling - 0.5%
  93,120                                     Hercules Offshore, Inc.*                            $    322,195
   1,700                                     Transocean, Ltd.*                                        118,167
                                                                                                 ------------
                                                                                                 $    440,362
                                                                                                 ------------
                                             Oil & Gas Exploration & Production - 0.2%
  18,737                                     SandRidge Energy, Inc.*(b)                          $    137,155
                                                                                                 ------------
                                             Total Energy                                        $    959,383
                                                                                                 ------------
                                             Materials - 4.5%
                                             Commodity Chemicals - 1.1%
  37,964                                     Georgia Gulf Corp.*                                 $    913,414
                                                                                                 ------------
                                             Construction Materials - 0.3%
   4,812                                     Texas Industries, Inc. (b)                          $    220,293
                                                                                                 ------------
                                             Diversified Chemical - 1.7%
   3,262                                     FMC Corp.                                           $    260,601
  35,395                                     LyondellBasell Industries NV*                          1,217,588
                                                                                                 ------------
                                                                                                 $  1,478,189
                                                                                                 ------------
                                             Diversified Metals & Mining - 1.4%
   8,120                                     Freeport-McMoRan Copper & Gold, Inc. (Class B)      $    975,131
  88,500                                     Polymet Mining Corp.*                                    211,515
                                                                                                 ------------
                                                                                                 $  1,186,646
                                                                                                 ------------
                                             Steel - 0.0%
   6,101                                     KNIA Holdings, Inc.*(f)                             $     42,645
                                                                                                 ------------
                                             Total Materials                                     $  3,841,187
                                                                                                 ------------
                                             Capital Goods - 4.5%
                                             Aerospace & Defense - 2.2%
  16,029                                     BE Aerospace, Inc.*                                 $    593,554
  13,078                                     DigitalGlobe, Inc.*                                      414,703
   6,105                                     Geoeye, Inc.*                                            258,791
   6,545                                     ITT Corp.                                                341,060
  15,690                                     Orbital Sciences Corp.*                                  268,770
                                                                                                 ------------
                                                                                                 $  1,876,878
                                                                                                 ------------
                                             Building Products - 0.3%
   5,752                                     Lennox International, Inc.                          $    272,012
                                                                                                 ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (d)        Ratings
  Shares     (unaudited)     (unaudited)                                                                    Value
                                             Construction & Farm Machinery & Heavy Trucks - 0.3%
  17,596                                     Commercial Vehicle Group, Inc.*                         $    285,935
                                                                                                     ------------
                                             Electrical Components & Equipment - 0.9%
   7,350                                     Cooper Industries Plc                                   $    428,432
  10,800                                     General Cable Corp.*                                         378,972
                                                                                                     ------------
                                                                                                     $    807,404
                                                                                                     ------------
                                             Industrial Machinery - 0.8%
   6,726                                     ESCO Technologies, Inc.                                 $    254,512
  11,668                                     Kennametal, Inc.                                             460,419
                                                                                                     ------------
                                                                                                     $    714,931
                                                                                                     ------------
                                             Total Capital Goods                                     $  3,957,160
                                                                                                     ------------
                                             Consumer Services - 1.2%
                                             Casinos & Gaming - 0.4%
   9,100                                     International Game Technology                           $    160,979
   5,570                                     Scientific Games Corp.*                                       55,477
   3,090                                     WMS Industries, Inc.*                                        139,792
                                                                                                     ------------
                                                                                                     $    356,248
                                                                                                     ------------
                                             Restaurants - 0.4%
  10,921                                     Starbucks Corp.                                         $    350,892
                                                                                                     ------------
                                             Specialized Consumer Services - 0.4%
  40,943                                     Service Corp. International                             $    337,780
                                                                                                     ------------
                                             Total Consumer Services                                 $  1,044,920
                                                                                                     ------------
                                             Retailing - 0.1%
                                             Automotive Retail - 0.1%
   6,722                                     Sonic Automotive, Inc. (b)                              $     88,999
                                                                                                     ------------
                                             Total Retailing                                         $     88,999
                                                                                                     ------------
                                             Food, Beverage & Tobacco - 0.2%
                                             Tobacco - 0.2%
  42,900                                     Alliance One International, Inc.*                       $    181,896
                                                                                                     ------------
                                             Total Food, Beverage & Tobacco                          $    181,896
                                                                                                     ------------
                                             Health Care Equipment & Services - 0.6%
                                             Health Care Supplies - 0.2%
   4,000                                     Alere, Inc.*                                            $    146,400
                                                                                                     ------------
                                             Managed Health Care - 0.4%
   5,400                                     CIGNA Corp.                                             $    197,964
   4,840                                     United Healthcare Group, Inc.                                174,772
                                                                                                     ------------
                                                                                                     $    372,736
                                                                                                     ------------
                                             Total Health Care Equipment & Services                  $    519,136
                                                                                                     ------------
                                             Pharmaceuticals & Biotechnology - 1.8%
                                             Life Sciences Tools & Services - 1.8%
   4,915                                     Bio-Rad Laboratories, Inc.*                             $    510,423
  11,030                                     Thermo Fisher Scientific, Inc.*                              610,621
   5,115                                     Waters Corp.*                                                397,487
                                                                                                     ------------
                                                                                                     $  1,518,531
                                                                                                     ------------
                                             Total Pharmaceuticals & Biotechnology                   $  1,518,531
                                                                                                     ------------

The accompanying notes are an integral part of these financial statements.    11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (d)        Ratings
  Shares     (unaudited)     (unaudited)                                                                   Value
                                             Diversified Financials - 0.2%
                                             Asset Management & Custody Banks - 0.2%
   4,149                                     Legg Mason, Inc.                                       $    150,484
                                                                                                    ------------
                                             Total Diversified Financials                           $    150,484
                                                                                                    ------------
                                             Real Estate - 0.3%
                                             Mortgage Real Estate Investment Trusts - 0.3%
  16,324                                     Annaly Capital Management, Inc.                        $    292,526
                                                                                                    ------------
                                             Total Real Estate                                      $    292,526
                                                                                                    ------------
                                             Software & Services - 0.3%
                                             Application Software - 0.3%
   6,700                                     Blackboard, Inc.*(b)                                   $    276,710
                                                                                                    ------------
                                             Data Processing & Outsourced Services - 0.0%
     952                                     Perseus Holding Corp.*(f)                              $         --
                                                                                                    ------------
                                             Total Software & Services                              $    276,710
                                                                                                    ------------
                                             Technology Hardware & Equipment - 1.4%
                                             Communications Equipment - 0.6%
  10,010                                     CommScope, Inc.*                                       $    312,512
   3,680                                     Research In Motion, Ltd.*                                   213,918
                                                                                                    ------------
                                                                                                    $    526,430
                                                                                                    ------------
                                             Electronic Equipment & Instruments - 0.4%
   6,593                                     Itron, Inc.*                                           $    365,582
                                                                                                    ------------
                                             Electronic Manufacturing Services - 0.4%
   9,700                                     Tyco Electronics, Ltd.                                 $    343,380
                                                                                                    ------------
                                             Total Technology Hardware & Equipment                  $  1,235,392
                                                                                                    ------------
                                             Semiconductors - 0.4%
                                             Semiconductors - 0.4%
  36,400                                     PMC - Sierra, Inc.*                                    $    312,676
                                                                                                    ------------
                                             Total Semiconductors                                   $    312,676
                                                                                                    ------------
                                             Telecommunication Services - 0.4%
                                             Integrated Telecommunication Services - 0.4%
  26,276                                     Windstream Corp.                                       $    366,287
                                                                                                    ------------
                                             Total Telecommunication Services                       $    366,287
                                                                                                    ------------
                                             Utilities - 1.1%
                                             Independent Power Producer & Energy Traders - 0.3%
  14,200                                     NRG Energy, Inc.*                                      $    277,468
                                                                                                    ------------
                                             Multi-Utilities - 0.8%
  20,027                                     CMS Energy Corp.                                       $    372,502
   4,600                                     Public Service Enterprise Group, Inc.                       146,326
   2,700                                     Sempra Energy                                               141,696
                                                                                                    ------------
                                                                                                    $    660,524
                                                                                                    ------------
                                             Total Utilities                                        $    937,992
                                                                                                    ------------
                                             TOTAL COMMON STOCKS
                                             (Cost $11,097,145)                                     $ 15,683,279
                                                                                                    ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                            Value
                                         ASSET BACKED SECURITIES - 0.2%
                                         Consumer Services - 0.2%
                                         Restaurants - 0.2%
   150,000                 BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37                  $    153,938
                                                                                                           ------------
                                         Total Consumer Services                                           $    153,938
                                                                                                           ------------
                                         Banks - 0.0%
                                         Thrifts & Mortgage Finance - 0.0%
    80,000   0.68          CCC/Baa2      Bear Stearns Asset Backed Securities, Inc., Floating Rate Note,
                                         1/25/47                                                           $     36,164
                                                                                                           ------------
                                         Total Banks                                                       $     36,164
                                                                                                           ------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $189,040)                                                   $    190,102
                                                                                                           ------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
                                         Materials - 0.5%
                                         Forest Products - 0.5%
   450,000                 BB/B1         T SRAR 2006-1 F, 7.5296%, 10/15/36 (144A)                         $    448,136
                                                                                                           ------------
                                         Total Materials                                                   $    448,136
                                                                                                           ------------
                                         Diversified Financials - 0.1%
                                         Diversified Financial Services - 0.1%
    33,393                 AAA/NR        Residential Accredit, 6.0%, 10/25/34                              $     33,780
                                                                                                           ------------
                                         Total Diversified Financials                                      $     33,780
                                                                                                           ------------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $487,813)                                                   $    481,916
                                                                                                           ------------
                                         CORPORATE BONDS - 53.3%
                                         Energy - 9.3%
                                         Coal & Consumable Fuels - 0.3%
   235,000                 BB-/B2        Massey Energy Co., 6.875%, 12/15/13                               $    237,938
                                                                                                           ------------
                                         Oil & Gas Drilling - 0.6%
   475,000                 B-/B3         Vantage Drilling Co., 11.5%, 8/1/15                               $    515,375
                                                                                                           ------------
                                         Oil & Gas Equipment & Services - 0.7%
   222,000                 B+/B1         American Petroleum, 10.25%, 5/1/15                                $    229,770
   415,000                 B/B2          Expro Finance Luxembourg SCA, 8.5%, 12/15/16                           396,325
                                                                                                           ------------
                                                                                                           $    626,095
                                                                                                           ------------
                                         Oil & Gas Exploration & Production - 3.9%
   825,000                 BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                            $    919,875
   535,000                 BB-/B2        Hilcorp Energy, 7.75%, 11/1/15 (144A)                                  552,388
   600,000                 B/B2          Linn Energy LLC, 8.625%, 4/15/20 (144A)                                646,500
   245,000                 B-/B3         Quicksilver Resources, Inc., 7.125%, 4/1/16                            234,588
   425,000                 B+/B2         Quicksilver Resources, Inc., 8.25%, 8/1/15                             440,938
   600,000                 B+/B3         SandRidge Energy, Inc., 8.0%, 6/1/18 (b)                               609,000
                                                                                                           ------------
                                                                                                           $  3,403,289
                                                                                                           ------------
                                         Oil & Gas Refining & Marketing - 3.1%
   870,000                 B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                           $    861,300
   630,000                 BB+/Ba1       Tesoro Corp., 6.5%, 6/1/17                                             631,575
 1,150,000                 BB+/Ba1       Tesoro Corp., 6.625%, 11/1/15                                        1,167,250
                                                                                                           ------------
                                                                                                           $  2,660,125
                                                                                                           ------------

The accompanying notes are an integral part of these financial statements.    13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                             Value
                                               Oil & Gas Storage & Transportation - 0.7%
   405,000                     BB/Ba1          Enterprise Products Operating, 7.0%, 6/1/67                      $    399,431
   205,000                     BB/Ba1          Southern Union Co., 7.2%, 11/1/66                                     188,856
                                                                                                                ------------
                                                                                                                $    588,287
                                                                                                                ------------
                                               Total Energy                                                     $  8,031,109
                                                                                                                ------------
                                               Materials - 9.5%
                                               Aluminum - 1.2%
   364,524     6.83            CCC+/B3         Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15        $    329,439
   710,000                     B/B2            Novelis, Inc./GA, 8.75%, 12/15/20                                     736,625
                                                                                                                ------------
                                                                                                                $  1,066,064
                                                                                                                ------------
                                               Commodity Chemicals - 1.1%
   450,000                     CCC+/B3         Hexion US Finance Corp., 8.875%, 2/1/18 (144A)                   $     80,938
                                                                                                                ------------
   226,000                     CCC+/Caa1       Hexion US Finance Corp/Hexion Nova Scotia Finance ULC, 9.0%,
                                               11/15/20                                                              238,995
   200,000                     BB-/B1          Rain CII Carbon LLC and CII Carbon Corp., 8.0%, 12/1/18               205,000
                                                                                                                ------------
                                                                                                                $    924,933
                                                                                                                ------------
                                               Construction Materials - 0.7%
   220,000                     CCC+/B3         AGY Holding Corp., 11.0%, 11/15/14                               $    198,825
   375,000                     B/B3            Texas Industries, Inc., 9.25%, 8/15/20                                398,438
                                                                                                                ------------
                                                                                                                $    597,263
                                                                                                                ------------
                                               Diversified Chemical - 0.6%
   225,000                     B/B1            Ineos Finance Plc, 9.0%, 5/15/15 (144A)                          $    239,344
   272,000                     CCC/Caa1        Momentive Performance Material, 9.0%, 1/15/21                         286,960
                                                                                                                ------------
                                                                                                                $    526,304
                                                                                                                ------------
                                               Diversified Metals & Mining - 0.2%
   168,152                     B/B2            Blaze Recycling & Metals, 13.0%, 7/16/12 (e)                     $    142,509
                                                                                                                ------------
                                               Metal & Glass Containers - 1.2%
   275,000                     CCC+/B3         BWAY Holding Co., 10.0%, 6/15/18 (144A)                          $    296,656
   765,000                     B+/B1           Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                       759,263
                                                                                                                ------------
                                                                                                                $  1,055,919
                                                                                                                ------------
                                               Paper Packaging - 0.8%
   160,000                     B-/Caa1         Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%,
                                               1/1/17 (b)                                                       $    166,400
   170,000                     CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14                                175,950
   367,000                     B/B3            Graphic Packaging Co., 9.5%, 8/15/13                                  374,340
                                                                                                                ------------
                                                                                                                $    716,690
                                                                                                                ------------
                                               Paper Products - 1.0%
   389,000                     B+/B1           ABI Escrow Corp., 10.25%, 10/15/18                               $    425,955
   385,000                     B/B3            Exopack Holding Corp., 11.25%, 2/1/14                                 399,438
                                                                                                                ------------
                                                                                                                $    825,393
                                                                                                                ------------
                                               Specialty Chemicals - 1.9%
 1,765,000                     B+/B1           Nova Chemicals Corp., 7.875%, 9/15/25                            $  1,683,369
                                                                                                                ------------
                                               Steel - 0.8%
   755,000                     CCC+/Caa2       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)                 $    679,500
                                                                                                                ------------
                                               Total Materials                                                  $  8,217,944
                                                                                                                ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                    Value
                                               Capital Goods - 7.2%
                                               Aerospace & Defense - 1.2%
   483,000                     B/B1            DynCorp International, 10.375%, 7/1/17                  $    495,075
   440,000                     BB-/Ba3         GeoEye, Inc., 9.625%, 10/1/15                                497,200
                                                                                                       ------------
                                                                                                       $    992,275
                                                                                                       ------------
                                               Building Products - 0.2%
   170,000                     BB/B2           USG Corp., 9.75%, 8/1/14 (144A)                         $    179,350
                                                                                                       ------------
                                               Construction & Engineering - 0.4%
   345,000                     B+/Caa1         New Enterprise Stone & Lime Co., 11.0%, 9/1/18          $    327,750
                                                                                                       ------------
                                               Construction & Farm Machinery & Heavy Trucks - 0.4%
   355,000                     CCC/Caa2        Greenbrier Co., Inc., 8.375%, 5/15/15                   $    359,438
                                                                                                       ------------
                                               Electrical Components & Equipment - 2.6%
   700,000                     BB/Ba2          Anixter International Corp., 5.95%, 3/1/15              $    700,875
   510,000                     B/B3            Baldor Electric, 8.625%, 2/15/17                             571,200
   350,000                     B/B3            Coleman Cable, Inc., 9.0%, 2/15/18                           362,250
   235,000                     B+/Ba3          General Cable Corp., 7.125%, 4/1/17                          242,050
   350,000                     B-/B3           WireCo WorldGroup, 9.5%, 5/15/17                             369,250
                                                                                                       ------------
                                                                                                       $  2,245,625
                                                                                                       ------------
                                               Industrial Machinery - 1.0%
   190,000                     B/B3            Liberty Tire Recycling, 11.0%, 10/1/16                  $    203,775
   710,000                     CCC+/B3         Mueller Water Products, 7.375%, 6/1/17                       685,150
                                                                                                       ------------
                                                                                                       $    888,925
                                                                                                       ------------
                                               Trading Companies & Distributors - 1.4%
 1,200,000                     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                $  1,213,500
                                                                                                       ------------
                                               Total Capital Goods                                     $  6,206,863
                                                                                                       ------------
                                               Transportation - 0.3%
                                               Air Freight & Couriers - 0.3%
   210,000                     CCC+/Caa1       Ceva Group Plc, 11.625%, 10/1/16                        $    230,475
                                                                                                       ------------
                                               Total Transportation                                    $    230,475
                                                                                                       ------------
                                               Automobiles & Components - 0.6%
                                               Auto Parts & Equipment - 0.6%
   509,500                     CCC+/Caa2       Allison Transmission, 11.25%, 11/1/15 (144A)            $    555,355
                                                                                                       ------------
                                               Total Automobiles & Components                          $    555,355
                                                                                                       ------------
                                               Consumer Durables & Apparel - 2.4%
                                               Homebuilding - 1.1%
   365,000                     CCC/Caa2        Beazer Homes USA, Inc., 9.125%, 6/15/18                 $    354,050
   560,000                     B+/B1           Meritage Homes Corp., 6.25%, 3/15/15                         562,800
                                                                                                       ------------
                                                                                                       $    916,850
                                                                                                       ------------
                                               Housewares & Specialties - 1.3%
   350,000                     B/Caa1          Reynolds Group Issuer, Inc., 8.5%, 5/15/18 (144A)       $    351,750
   785,000                     CCC+/Caa1       Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                 818,363
                                                                                                       ------------
                                                                                                       $  1,170,113
                                                                                                       ------------
                                               Total Consumer Durables & Apparel                       $  2,086,963
                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.    15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)


                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                             Value
                                               Consumer Services - 0.5%
                                               Casinos & Gaming - 0.5%
 1,335,000                     NR/WD           Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)             $    175,219
   210,000                     BB-/B1          Scientific Games International, Inc., 9.25%, 6/15/19 (144A)           216,825
                                                                                                                ------------
                                                                                                                $    392,044
                                                                                                                ------------
                                               Total Consumer Services                                          $    392,044
                                                                                                                ------------
                                               Media - 4.2%
                                               Advertising - 1.0%
   570,000                     BB/Ba2          Interpublic Group of Cos., 10.0%, 7/15/17                        $    666,900
   189,000                     BB-/B2          MDC Partners, Inc., 11.0%, 11/1/16 (144A)                             208,373
                                                                                                                ------------
                                                                                                                $    875,273
                                                                                                                ------------
                                               Broadcasting - 3.0%
   200,000                     B/B2            CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%,
                                               10/30/17                                                         $    203,000
   490,000                     B/B1            Hughes Network System, 9.5%, 4/15/14                                  505,313
    45,000                     B/B1            Hughes Network Systems LLC, 9.5%, 4/15/14                              46,406
   498,088                     CCC+/Caa3       Intelsat Bermuda, Ltd., 11.5%, 2/4/17                                 550,387
   200,000                     B+/B3           Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                        200,250
   160,000                     B-/Caa1         Telesat Canada/Telesat LLC, 11.0%, 11/1/15                            179,600
   275,000                     B-/Caa1         Telesat Canada/Telesat LLC, 12.5%, 11/1/17                            323,813
   523,769                     CCC+/Caa2       Univision Communications, 9.75%, 3/15/15 (144A) PIK                   565,671
                                                                                                                ------------
                                                                                                                $  2,574,440
                                                                                                                ------------
                                               Publishing - 0.2%
   205,000                     B-/Caa1         Interactive Data Corp., 10.25%, 8/1/18                           $    216,931
                                                                                                                ------------
                                               Total Media                                                      $  3,666,644
                                                                                                                ------------
                                               Retailing - 0.6%
                                               Internet Retail - 0.6%
   455,000                     B/B1            Ticketmaster, 10.75%, 8/1/16                                     $    492,538
                                                                                                                ------------
                                               Total Retailing                                                  $    492,538
                                                                                                                ------------
                                               Food, Beverage & Tobacco - 1.1%
                                               Tobacco - 1.1%
   895,000                     B+/B2           Alliance One International, Inc., 10.0%, 7/15/16                 $    917,356
                                                                                                                ------------
                                               Total Food, Beverage & Tobacco                                   $    917,356
                                                                                                                ------------
                                               Household & Personal Products - 0.3%
                                               Personal Products - 0.3%
   222,000                     B/B3            Revlon Consumer Products Corp., 9.75%, 11/15/15                  $    234,765
                                                                                                                ------------
                                               Total Household & Personal Products                              $    234,765
                                                                                                                ------------
                                               Health Care Equipment & Services - 2.8%
                                               Health Care Facilities - 0.6%
   350,000                     B-/Caa1         HCA Holdings, Inc., 7.75%, 5/15/21 (b)                           $    350,000
   150,418                     BB-/B2          HCA, Inc., 9.625%, 11/15/16                                           161,135
                                                                                                                ------------
                                                                                                                $    511,135
                                                                                                                ------------
                                               Health Care Services - 1.6%
   325,000                     B-/B2           Gentiva Health Services, Inc., 11.5%, 9/1/18                     $    354,250
   460,000                     CCC+/Caa1       Surgical Care Affiliates, 10.0%, 7/15/17 (144A)                       466,900
   518,225                     B-/B3           Surgical Care Affiliates, 8.875%, 7/15/15 (144A) PIK                  523,407
                                                                                                                ------------
                                                                                                                $  1,344,557
                                                                                                                ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                       Value
                                               Health Care Supplies - 0.6%
   505,000                     B-/B3           Biomet, Inc., 10.375%, 10/15/17                            $    551,713
                                                                                                          ------------
                                               Total Health Care Equipment & Services                     $  2,407,405
                                                                                                          ------------
                                               Pharmaceuticals & Biotechnology - 0.7%
                                               Biotechnology - 0.4%
   393,000                     B+/B2           Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (144A)      $    410,685
                                                                                                          ------------
                                               Life Sciences Tools & Services - 0.3%
   220,762                     B/Caa1          Catalent Pharma Solution, 9.5%, 4/15/17 (144A)             $    222,970
                                                                                                          ------------
                                               Total Pharmaceuticals & Biotechnology                      $    633,655
                                                                                                          ------------
                                               Diversified Financials - 0.8%
                                               Asset Management & Custody Banks - 0.2%
   200,000                     B+/B1           Pinafore LLC/Pinafore, Inc., 9.0%, 10/1/18                 $    216,000
                                                                                                          ------------
                                               Specialized Finance - 0.6%
   195,000                     B+/B2           Dollar Financial Corp., 10.375%, 12/15/16 (144A) (b)       $    210,600
   360,000     7.68            CCC-/Caa1       NCO Group, Inc., Floating Rate Note, 11/15/13                   309,600
                                                                                                          ------------
                                                                                                          $    520,200
                                                                                                          ------------
                                               Total Diversified Financials                               $    736,200
                                                                                                          ------------
                                               Insurance - 2.4%
                                               Insurance Brokers - 1.2%
   630,000                     CCC/Caa1        Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)               $    656,775
   390,000                     CCC+/Caa1       Hub International Holdings, 10.25%, 6/15/15 (144A)              390,975
                                                                                                          ------------
                                                                                                          $  1,047,750
                                                                                                          ------------
                                               Multi-Line Insurance - 0.6%
   625,000                     BB/Baa3         Liberty Mutual Group, 7.0%, 3/15/37 (144A)                 $    561,413
                                                                                                          ------------
                                               Reinsurance - 0.6%
   250,000     0.00            BB+/A2          Foundation Re III, Ltd., Floating Rate Note, 2/3/14        $    248,800
   250,000     9.40            BB-/NA          Residential Re, Floating Rate Note, 6/6/11                      253,525
                                                                                                          ------------
                                                                                                          $    502,325
                                                                                                          ------------
                                               Total Insurance                                            $  2,111,488
                                                                                                          ------------
                                               Real Estate - 0.7%
                                               Real Estate Operating Companies - 0.5%
   410,000                     B-/B3           Forest City Enterprises, 6.5%, 2/1/17                      $    356,700
    60,000                     B-/B3           Forest City Enterprises, 7.625%, 6/1/15                          56,100
                                                                                                          ------------
                                                                                                          $    412,800
                                                                                                          ------------
                                               Specialized Real Estate Investment Trusts - 0.2%
   150,000                     B/B2            Sabra Health Care LP/Sabra Capital Corp., 8.125%,
                                               11/1/18 (144A)                                             $    154,875
                                                                                                          ------------
                                               Total Real Estate                                          $    567,675
                                                                                                          ------------
                                               Software & Services - 2.2%
                                               Application Software - 0.9%
   327,000                     B/B3            Allen Systems Group, Inc., 10.5%, 11/15/16                 $    329,453
   340,000                     B-/NR           Nuance Communications, 2.75%, 8/15/27                           399,075
   115,000                     CCC+/Caa2       Vangent, Inc., 9.625%, 2/15/15                                  104,075
                                                                                                          ------------
                                                                                                          $    832,603
                                                                                                          ------------

The accompanying notes are an integral part of these financial statements.    17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                         Data Processing & Outsourced Services - 0.2%
    89,000                 B-/Caa1       First Data Corp., 12.625%, 1/15/21                                  $     84,995
    89,000                 B-/Caa1       First Data Corp., 8.25%, 1/15/21                                          85,440
    21,000                 B-/Caa1       First Data Corp., 9.875%, 9/24/15                                         20,003
                                                                                                             ------------
                                                                                                             $    190,438
                                                                                                             ------------
                                         Internet Software & Services - 0.3%
   214,000                 B-/B1         Terremark Worldwide, Inc., 12.0%, 6/15/17                           $    245,030
                                                                                                             ------------
                                         IT Consulting & Other Services - 0.5%
   450,000                 CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                              $    452,250
                                                                                                             ------------
                                         Systems Software - 0.3%
   328,614                 NR/NR         Pegasus Solutions, Inc., 13.0%, 4/15/14 PIK                         $    289,181
                                                                                                             ------------
                                         Total Software & Services                                           $  2,009,502
                                                                                                             ------------
                                         Telecommunication Services - 6.6%
                                         Alternative Carriers - 1.4%
   445,000                 B/B2          Global Crossing, Ltd., 12.0%, 9/15/15                               $    501,738
   425,000                 B/Ba3         PAETEC Holdings, 8.875%, 6/30/17 (144A)                                  453,688
   215,000                 CCC+/Caa1     PAETEC Holdings, 9.5%, 7/15/15                                           222,525
                                                                                                             ------------
                                                                                                             $  1,177,951
                                                                                                             ------------
                                         Integrated Telecommunication Services - 3.7%
   980,000                 B+/B2         Cincinnati Bell, Inc., 8.375%, 10/15/20                             $    940,800
   130,000                 BB/Ba2        Frontier Communications Corp., 8.25%, 4/15/17                            142,675
   731,000                 BB/Ba2        Frontier Communications Corp., 8.75%, 4/15/22                            796,790
   375,000                 BB-/B2        GCI, Inc., 8.625%, 11/15/19                                              405,938
   225,000                 B+/B1         Mastec, Inc., 7.625%, 2/1/17                                             223,875
   500,000                 B+/Ba3        Windstream Corp., 7.75%, 10/15/20                                        515,000
   210,000                 B+/Ba3        Windstream Corp., 7.875%, 11/1/17                                        220,763
                                                                                                             ------------
                                                                                                             $  3,245,841
                                                                                                             ------------
                                         Wireless Telecommunication Services - 1.5%
   850,000                 B-/B3         Cricket Communications, Inc., 7.75%, 10/15/20                       $    809,625
   500,000                 B/B2          MetroPCS Wireless, Inc., 7.875%, 9/1/18                                  518,750
                                                                                                             ------------
                                                                                                             $  1,328,375
                                                                                                             ------------
                                         Total Telecommunication Services                                    $  5,752,167
                                                                                                             ------------
                                         Utilities - 1.1%
                                         Electric Utilities - 0.4%
   450,000                 CCC-/Caa3     Texas Competitive Electric Holdings, 15.0%, 4/1/21                  $    393,750
                                                                                                             ------------
                                         Independent Power Producers & Energy Traders - 0.7%
   565,000                 BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                          $    598,900
                                                                                                             ------------
                                         Total Utilities                                                     $    992,650
                                                                                                             ------------
                                         TOTAL CORPORATE BONDS                                               $ 46,242,798
                                                                                                             ------------
                                         (Cost $44,337,557)
                                         MUNICIPAL BONDS - 0.0%
                                         Municipal Environment - 0.0%
   100,000   7.29          NR/NR         Ohio Air Quality Development, Floating Rate Note, 6/8/22
                                         (144A) (e)(f)                                                       $     10,470
                                                                                                             ------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $100,000)                                                     $     10,470
                                                                                                             ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                               Value
                                               SENIOR FLOATING RATE LOAN INTERESTS - 5.4%**
                                               Materials - 0.4%
                                               Steel - 0.4%
   365,621          10.50      NR/NR           Niagara Corp., Term Loan, 6/29/14 (f)                              $    361,964
                                                                                                                  ------------
                                               Total Materials                                                    $    361,964
                                                                                                                  ------------
                                               Capital Goods - 0.3%
                                               Industrial Conglomerates - 0.3%
   246,655           6.25      NR/NR           Tomkins Plc, Term B Loan, 9/29/16                                  $    250,421
                                                                                                                  ------------
                                               Total Capital Goods                                                $    250,421
                                                                                                                  ------------
                                               Automobiles & Components - 0.3%
                                               Tires & Rubber - 0.3%
   245,000           1.96      BB/Ba1          Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14            $    239,181
                                                                                                                  ------------
                                               Total Automobiles & Components                                     $    239,181
                                                                                                                  ------------
                                               Media - 0.4%
                                               Cable & Satellite - 0.4%
   355,517           6.76      CCC/B2          WideOpenWest LLC, Series A New Term Loan, 6/28/14                  $    348,851
                                                                                                                  ------------
                                               Total Media                                                        $    348,851
                                                                                                                  ------------
                                               Food, Beverage & Tobacco - 0.6%
                                               Packaged Foods & Meats - 0.6%
   500,000           7.00      NR/NR           Pierre Foods, Inc., 1st Lien Term Loan, 9/30/16                    $    498,542
                                                                                                                  ------------
                                               Total Food, Beverage & Tobacco                                     $    498,542
                                                                                                                  ------------
                                               Health Care Equipment & Services - 1.3%
                                               Health Care Services - 1.0%
   397,500           6.75      BB-/Ba2         Gentiva Health Services, Inc., Term B Borrowing Loan, 8/17/16      $    401,972
   134,782           8.50      B/B1            NAMM Holdings, Inc., Term Loan, 4/14/15                                 133,547
    85,667           6.00      BB/Ba3          RehabCare Group, Inc., Term B Loan, 11/24/15                             86,266
   247,222           7.50      B+/Ba2          Sun HealthCare Group, Term Loan, 10/18/16                               246,759
                                                                                                                  ------------
                                                                                                                  $    868,544
                                                                                                                  ------------
                                               Health Care Supplies - 0.2%
   210,000           4.51      BB/B1           Alere, Inc., Term Loan, 6/26/14                                    $    204,881
                                                                                                                  ------------
                                               Managed Health Care - 0.1%
   134,782           8.50      B/B1            MMM Holdings, Inc., Term Loan, 4/14/15                             $    133,547
                                                                                                                  ------------
                                               Total Health Care Equipment & Services                             $  1,206,972
                                                                                                                  ------------
                                               Pharmaceuticals & Biotechnology - 0.4%
                                               Biotechnology - 0.4%
    90,201           6.25      NR/Ba3          Warner Chilcott Corp., Additional Term Loan, 4/30/15               $     90,927
   119,881           6.00      NR/Ba3          Warner Chilcott Corp., Term A Loan, 10/30/14                            120,293
    59,326           6.25      NR/Ba3          Warner Chilcott Corp., Term B1 Loan, 4/30/15                             59,786
    98,788           6.25      NR/Ba3          Warner Chilcott Corp., Term B2 Loan, 4/30/15                             99,554
                                                                                                                  ------------
                                                                                                                  $    370,560
                                                                                                                  ------------
                                               Total Pharmaceuticals & Biotechnology                              $    370,560
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.    19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                         Insurance - 0.5%
                                         Insurance Brokers - 0.5%
   271,563   6.75          B/NR          HUB International Holdings, Inc., Additional Term Loan, 6/13/14     $    272,038
    98,750   7.00          B/B2          USI Holdings Corp., Series C New Term Loan, 5/5/14                        97,763
    98,469   2.77          B/B2          USI Holdings Corp., Tranche B Term Loan, 5/5/14                           95,392
                                                                                                             ------------
                                                                                                             $    465,193
                                                                                                             ------------
                                         Total Insurance                                                     $    465,193
                                                                                                             ------------
                                         Technology Hardware & Equipment - 0.2%
                                         Electronic Components - 0.2%
    20,131   2.51          NR/Ba1        Flextronics Semiconductor, A1A Delayed Draw Term Loan, 10/1/14      $     19,900
   218,523   2.51          NR/Ba1        Flextronics Semiconductor, Closing Date Loan, 10/1/14                    216,010
                                                                                                             ------------
                                                                                                             $    235,910
                                                                                                             ------------
                                         Total Technology Hardware & Equipment                               $    235,910
                                                                                                             ------------
                                         Semiconductors - 0.3%
                                         Semiconductor Equipment - 0.3%
   277,808   4.31          B+/Ba3        Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                       $    275,898
                                                                                                             ------------
                                         Total Semiconductors                                                $    275,898
                                                                                                             ------------
                                         Telecommunication Services - 0.1%
                                         Wireless Telecommunication Services - 0.1%
   110,000   3.29          NR/NR         Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                  $    104,809
                                                                                                             ------------
                                         Total Telecommunication Services                                    $    104,809
                                                                                                             ------------
                                         Utilities - 0.4%
                                         Electric Utilities - 0.4%
   497,428   3.76          BBB-/Ba1      Texas Competitive Electric Holdings, Initial Tranche B2 Term
                                         Loan, 10/10/14                                                      $    385,309
                                                                                                             ------------
                                         Total Utilities                                                     $    385,309
                                                                                                             ------------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $4,612,080)                                                   $  4,743,610
                                                                                                             ------------
                                         TEMPORARY CASH INVESTMENTS - 9.9%
                                         Repurchase Agreements - 6.7%
 2,925,000                               Deutsche Bank AG, 0.28%, dated 12/31/10, repurchase price
                                         of $2,925,000 plus accrued interest on 1/3/11 collateralized by
                                         $2,983,500 Federal National Mortgage Association, 7.0%, 8/1/38      $  2,925,000
                                                                                                             ------------
 2,925,000                               Societe Generale SA, 0.21%, dated 12/31/10, repurchase price of $2,925,000 plus accrued interest on 1/3/11 collateralized by
                                         $2,983,500 Federal National Mortgage Association, 4.5%-6.5%,
                                         6/1/33-1/1/40                                                          2,925,000
                                                                                                             ------------
                                                                                                             $  5,850,000
                                                                                                             ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (d)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                       Value
                                               Securities Lending Collateral - 3.2% (c)
                                               Certificates of Deposit:
    78,313                                     Bank of Nova Scotia, 0.37%, 9/29/11                        $     78,313
    54,819                                     BBVA Group NY, 0.61%, 7/26/11                                    54,819
    57,125                                     BNP Paribas Bank NY, 0.1%, 1/3/11                                57,125
    39,157                                     BNP Paribas Bank NY, 0.29%, 2/8/11                               39,157
    39,157                                     BNP Paribas Bank NY, 0.3%, 1/20/11                               39,157
    78,313                                     Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11            78,313
    78,313                                     DnB NOR Bank ASA NY, 0.25%, 3/7/11                               78,313
    39,154                                     National Australia Bank NY, 0.31%, 10/19/11                      39,154
    78,313                                     RoboBank Netherland NV NY, 0.31%, 8/8/11                         78,313
    78,313                                     Royal Bank of Canada NY, 0.44%, 12/2/11                          78,313
    39,157                                     SocGen NY, 0.30%, 2/10/11                                        39,157
    78,313                                     Westpac Banking Corp. NY, 0.44%, 12/6/11                         78,313
                                                                                                          ------------
                                                                                                          $    738,447
                                                                                                          ------------
                                               Commercial Paper:
    46,988                                     American Honda Finance, 0.30%, 5/4/11                      $     46,988
    31,440                                     American Honda Finance, 1.05%, 6/20/11                           31,440
    28,768                                     Australia & New Zealand Banking Group, 0.89%, 8/4/11             28,768
    79,779                                     Caterpillar Financial Services Corp., 1.05%, 6/24/11             79,779
    86,144                                     CBA, 0.32%, 1/3/11                                               86,144
    23,487                                     CHARFD, 0.26%, 2/8/11                                            23,487
    39,147                                     FAIRPP, 0.27%, 2/2/11                                            39,147
    40,205                                     FAIRPP, 0.27%, 3/7/11                                            40,205
    78,320                                     Federal Home Loan Bank, 0.37%, 6/1/11                            78,320
    39,156                                     GE Corp., 0.34%, 1/26/11                                         39,156
    39,170                                     General Electric Capital Corp., 0.38%, 4/28/11                   39,170
     7,828                                     General Electric Capital Corp., 0.38%, 6/6/11                     7,828
    78,273                                     OLDLLC, 0.27%, 3/11/11                                           78,273
    78,282                                     SEB, 0.39%, 2/7/11                                               78,282
    93,975                                     SOCNAM, 0.1%, 1/3/11                                             93,975
    39,152                                     SOCNAM, 0.29%, 1/14/11                                           39,152
    46,958                                     STDFIN, 0.6%, 2/8/11                                             46,956
    78,296                                     STRAIT, 0.25%, 2/2/11                                            78,296
    39,154                                     TBLLC, 0.27%, 1/10/11                                            39,154
    39,147                                     TBLLC, 0.27%, 2/2/11                                             39,147
    78,313                                     Toyota Motor Credit Corp., 0.44%, 9/8/11                         78,313
    31,315                                     VARFUN, 0.26%, 2/14/11                                           31,315
    47,731                                     VARFUN, 0.27%, 1/20/11                                           47,731
    46,989                                     Wachovia, 0.40%, 3/22/11                                         46,989
    31,346                                     Wachovia, 0.42%, 10/15/11                                        31,346
                                                                                                          ------------
                                                                                                          $  1,269,361
                                                                                                          ------------
                                               Tri-party Repurchase Agreements:
   114,337                                     Deutsche Bank Securities, Inc., 0.22%, 1/3/11              $    114,337
   156,626                                     HSBC Bank USA NA, 0.21%, 1/3/11                                 156,626
   227,108                                     RBS Securities, Inc., 0.25%, 1/3/11                             227,108
                                                                                                          ------------
                                                                                                          $    498,071
                                                                                                          ------------


The accompanying notes are an integral part of these financial statements.    21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

                              S&P/
              Floating        Moody's
              Rate (d)        Ratings
   Shares     (unaudited)     (unaudited)                                                          Value
                                              Money Market Mutual Funds:
  125,301                                     Dreyfus Preferred Money Market Fund          $     125,301
  125,301                                     Fidelity Prime Money Market Fund                   125,301
                                                                                           -------------
                                                                                           $     250,602
                                                                                           -------------
                                              Total Securities Lending Collateral          $   2,756,481
                                                                                           -------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $8,606,481)                            $   8,606,481
                                                                                           -------------
                                              TOTAL INVESTMENT IN SECURITIES - 113.4%
                                              (Cost $87,763,116)(a)                        $  98,393,046
                                                                                           -------------
                                              OTHER ASSETS AND LIABILITIES - (13.4)%       $ (11,631,328)
                                                                                           -------------
                                              TOTAL NET ASSETS - 100.0%                    $  86,761,718
                                                                                           =============

*       Non-income producing security.
PIK     Represents a pay in kind security.
NR      Not rated by either S&P or Moody's.
WD      Withdrawn rating.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2010, the value of these securities amounted to $9,839,388 or 11.3% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $88,093,370 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost        $13,485,729
          Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value            (3,186,053)
                                                                    ------------
          Net unrealized gain                                       $10,299,676
                                                                    ============

(b)     At December 31, 2010, the following securities were out on loan:

        Principal
        Amount ($)  Security                                                       Value
         180,000    Dollar Financial Corp., 10.375%, 12/15/16 (144A)             $  194,400
          45,000    Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17       46,800
         346,500    HCA Holdings, Inc., 7.75%, 5/15/21                              346,500
         350,000    MannKind Corp., 3.75%, 12/15/13                                 227,500
         590,000    SandRidge Energy, Inc., 8.0%, 6/1/18                            601,800
         515,000    Yankee Acquisition Corp., 9.75%, 2/15/17                        535,600
         Shares
           6,500    Blackboard, Inc.*                                               268,450
          18,500    SandRidge Energy, Inc.*                                         135,420
           6,600    Sonic Automotive, Inc.                                           87,384
           4,712    Texas Industries, Inc.                                          215,715
                                                                                 ----------
                    Total                                                        $2,659,569
                                                                                 ==========

(c)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)     Security is in default and is non-income producing.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services) (see Note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $12,858,383 and $60,713,259, respectively. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

22    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                                              Level 1          Level 2        Level 3          Total
   Convertible Corporate Bonds              $        --     $18,154,057      $     --      $18,154,057
   Preferred Stocks                             225,168       4,055,165            --        4,280,333
   Common Stock                              15,640,634              --        42,645       15,683,279
   Asset Backed Securities                           --         190,102            --          190,102
   Collateralized Mortgage Obligations               --         481,916            --          481,916
   Corporate Bonds                                   --      46,242,798            --       46,242,798
   Municipal Bonds                                   --              --        10,470           10,470
   Senior Floating Rate Loan Interests               --       4,381,646       361,964        4,743,610
   Temporary Cash Investments                        --       8,355,879            --        8,355,879
   Money Market Mutual Funds                    250,602              --            --          250,602
                                            -----------     -----------      --------      -----------
   Total                                    $16,116,404     $81,861,563      $415,079      $98,393,046
                                            ===========     ===========      ========      ===========
   Other Financial Instruments*             $        --     $    (1,613)     $     --      $    (1,613)
                                            ===========     ===========      ========      ===========

* Other financial instruments include foreign exchange contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                                     Senior Floating
                                                            Common      Municipal       Rate Loan
                                                            Stocks        Bonds        Obligations
   Balance as of 12/31/09                                 $     --       $    --        $      --
   Realized gain (loss)(1)                                      --            --               --
   Change in unrealized appreciation (depreciation)(2)      (4,698)           --          (22,143)
   Net purchases (sales)                                    47,343            --            1,208
   Transfers in and out of Level 3                              --        10,470          382,899
                                                          --------       -------        ---------
   Balance as of 12/31/10                                 $ 42,645       $10,470        $ 361,964
                                                          ========       =======        =========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.    23

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended    Year Ended     Year Ended    Year Ended
                                                                 12/31/10     12/31/09      12/31/08       12/31/07      12/31/06
Class I
Net asset value, beginning of period                             $  9.53      $  6.46       $  11.05        $ 11.01      $ 10.88
                                                                 -------      -------       --------        -------      -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.59      $  0.61       $   0.67        $  0.61      $  0.59
 Net realized and unrealized gain (loss) on investments             1.07         3.10          (4.36)          0.04         0.29
                                                                 -------      -------       --------        -------      -------
  Net increase (decrease) from investment operations             $  1.66      $  3.71       $  (3.69)       $  0.65      $  0.88
Distributions to shareowners:
 Net investment income                                             (0.55)       (0.64)         (0.67)         (0.60)       (0.60)
 Net realized gain                                                    --           --          (0.23)         (0.01)       (0.15)
                                                                 -------      -------       --------        -------      -------
  Net increase in net asset value                                $  1.11      $  3.07       $  (4.59)       $  0.04      $  0.13
                                                                 -------      -------       --------        -------      -------
Net asset value, end of period                                   $ 10.64      $  9.53       $   6.46        $ 11.05      $ 11.01
                                                                 =======      =======       ========        =======      =======
Total return*                                                      18.04%       60.49%        (35.43)%         5.95%        8.52%
Ratio of net expenses to average net assets+                        0.81%        0.80%          0.83%          0.75%        0.74%
Ratio of net investment income to average net assets+               5.98%        7.58%          7.00%          5.37%        5.51%
Portfolio turnover rate                                               33%          41%            36%            55%          28%
Net assets, end of period (in thousands)                         $71,180      $73,517       $ 43,923        $74,308      $65,890
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       0.81%        0.80%          0.83%          0.75%        0.74%
 Net investment income                                              5.98%        7.58%          7.00%          5.37%        5.51%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended     Year Ended     Year Ended    Year Ended
                                                                12/31/10      12/31/09       12/31/08       12/31/07      12/31/06
Class II
Net asset value, beginning of period                             $  9.51      $  6.45       $  11.04        $ 11.01       $ 10.88
                                                                 -------      -------       --------        -------       -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.54      $  0.61       $   0.65        $  0.57       $  0.57
 Net realized and unrealized gain (loss) on investments             1.08         3.07          (4.36)          0.04          0.28
                                                                 -------      -------       --------        -------       -------
    Net increase (decrease) from investment operations           $  1.62      $  3.68       $  (3.71)       $  0.61       $  0.85
Distributions to shareowners:
 Net investment income                                             (0.52)       (0.62)         (0.65)         (0.57)        (0.57)
 Net realized gain                                                    --           --          (0.23)         (0.01)        (0.15)
                                                                 -------      -------       --------        -------       -------
  Net increase (decrease) in net asset value                     $  1.10      $  3.06       $  (4.59)       $  0.03       $  0.13
                                                                 -------      -------       --------        -------       -------
Net asset value, end of period                                   $ 10.61      $  9.51       $   6.45        $ 11.04       $ 11.01
                                                                 =======      =======       ========        =======       =======
Total return*                                                      17.67%       60.03%        (35.63)%         5.59%         8.25%
Ratio of net expenses to average net assets+                        1.04%        1.05%          1.08%          1.00%         0.99%
Ratio of net investment income to average net assets+               5.67%        7.24%          6.65%          5.12%         5.27%
Portfolio turnover rate                                               33%          41%            36%            55%           28%
Net assets, end of period (in thousands)                         $15,582      $65,631       $ 33,797        $57,286       $53,196
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.04%        1.05%          1.08%          1.00%         0.99%
 Net investment income                                              5.67%        7.24%          6.65%          5.12%         5.27%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.  25

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $2,659,569) (cost $87,763,116)       $ 98,393,046
 Cash                                                                                               473,854
 Foreign currencies, at value (cost $132,190)                                                       133,730
 Receivables --
 Investment securities sold                                                                         146,389
 Portfolio shares sold                                                                              626,894
 Dividends and interest                                                                           1,139,483
Other                                                                                                 1,762
                                                                                               ------------
  Total assets                                                                                 $100,915,158
                                                                                               ------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                                  $ 11,339,148
 Forward foreign currency portfolio hedge contracts, open-net                                         1,613
 Upon return of securities loaned                                                                 2,756,481
Due to affiliates                                                                                     2,591
Accrued expenses                                                                                     53,607
                                                                                               ------------
  Total liabilities                                                                            $ 14,153,440
                                                                                               ------------
NET ASSETS:
 Paid-in capital                                                                               $ 76,987,348
 Undistributed net investment income                                                                379,501
 Accumulated net realized loss on investments                                                    (1,234,988)
 Net unrealized gain on investments                                                              10,629,930
 Net unrealized loss on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                         (73)
                                                                                               ------------
  Total net assets                                                                             $ 86,761,718
                                                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $71,180,292/6,689,884 shares)                                               $      10.64
                                                                                               ============
 Class II (based on $15,581,426/1,468,854 shares)                                              $      10.61
                                                                                               ============

26    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends                                                                              $  542,841
 Interest and other income                                                               6,803,477
 Income from securities loaned, net                                                         13,259
                                                                                        ----------
  Total investment income                                                                               $ 7,359,577
                                                                                                        -----------
EXPENSES:
 Management fees                                                                        $  706,995
 Transfer agent fees
 Class I                                                                                     1,500
 Class II                                                                                    1,500
 Distribution fees
 Class II                                                                                   86,952
 Administrative reimbursements                                                              33,716
 Custodian fees                                                                             14,553
 Professional fees                                                                          59,157
 Printing expense                                                                           39,443
 Fees and expenses of nonaffiliated trustees                                                 7,358
 Miscellaneous                                                                               7,224
                                                                                        ----------
  Total expenses                                                                                        $   958,398
                                                                                                        -----------
   Net investment income                                                                                $ 6,401,179
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                            $8,261,000
 Class action                                                                               24,369      $ 8,285,369
                                                                                        ----------      -----------
 Change in net unrealized gain (loss) on:
 Investments                                                                            $3,821,179
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           (73)     $ 3,821,106
                                                                                        ----------      -----------
 Net gain on investments and foreign currency transactions                                              $12,106,475
                                                                                                        -----------
 Net increase in net assets resulting from operations                                                   $18,507,654
                                                                                                        ===========

The accompanying notes are an integral part of these financial statements.    27

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                                               Year Ended       Year Ended
                                                                                                12/31/10         12/31/09
FROM OPERATIONS:
Net investment income                                                                        $   6,401,179     $  8,061,058
Net realized gain (loss) on investments, class action and foreign currency transactions          8,285,369       (6,607,669)
Change in net unrealized gain on investments and foreign currency transactions                   3,821,106       49,199,562
                                                                                             -------------     ------------
  Net increase in net assets resulting from operations                                       $  18,507,654     $ 50,652,951
                                                                                             -------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.55 and $0.64 per share, respectively)                                          $  (4,137,047)    $ (4,595,918)
  Class II ($0.52 and $0.62 per share, respectively)                                            (1,879,730)      (3,712,908)
                                                                                             -------------     ------------
    Total distributions to shareowners                                                       $  (6,016,777)    $ (8,308,826)
                                                                                             -------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $  34,034,120     $ 51,099,662
Reinvestment of distributions                                                                    6,016,777        8,308,818
Cost of shares repurchased                                                                    (104,928,302)     (40,324,544)
                                                                                             -------------     ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                             $ (64,877,405)    $ 19,083,936
                                                                                             -------------     ------------
  Net increase (decrease) in net assets                                                      $ (52,386,528)    $ 61,428,061
NET ASSETS:
Beginning of year                                                                              139,148,246       77,720,185
                                                                                             -------------     ------------
End of year                                                                                  $  86,761,718     $139,148,246
                                                                                             =============     ============
Undistributed (distributions in excess of) net investment income                             $     379,501     $   (198,269)
                                                                                             =============     ============

                                     '10 Shares       '10 Amount         '09 Shares       '09 Amount
CLASS I
Shares sold                           1,294,590      $ 12,708,238         2,437,753      $ 18,748,853
Reinvestment of distributions           421,211         4,137,047           605,968         4,595,910
Less shares repurchased              (2,737,090)      (27,291,406)       (2,131,237)      (16,491,653)
                                     ----------      ------------        ----------      ------------
  Net increase (decrease)            (1,021,289)     $(10,446,121)          912,484      $  6,853,110
                                     ==========      ============        ==========      ============
CLASS II
Shares sold                           2,154,208      $ 21,325,882         4,352,869      $ 32,350,809
Reinvestment of distributions           192,448         1,879,730           486,182         3,712,908
Less shares repurchased              (7,777,436)      (77,636,896)       (3,175,924)      (23,832,891)
                                     ----------      ------------        ----------      ------------
  Net increase (decrease)            (5,430,780)     $(54,431,284)        1,663,127      $ 12,230,826
                                     ==========      ============        ==========      ============

28    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                               (continued)
--------------------------------------------------------------------------------

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At December 31, 2010, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.5% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2010, the Portfolio reclassified $193,368 to increase undistributed net investment income and $193,368 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2010, the Portfolio had a net capital loss carryforward of $1,160,581, which will expire in 2017 if not utilized.

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:
-------------------------------------------------------------------------------

                                           2010             2009
-----------------------------------------------------------------
   Distributions paid from:
   Ordinary income                   $6,016,777        $8,303,826
                                     ----------        ----------
     Total distributions             $6,016,777        $8,303,826
                                     ==========        ==========
   Distributable Earnings:
   Undistributed ordinary income     $  633,735
   Capital loss carryforward         (1,160,581)
   Unrealized appreciation           10,302,994
                                     ----------
     Total                           $9,776,148
                                     ==========

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, interest on defaulted bonds and the mark to market on forward contracts.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the fiscal year, the Portfolio recognized gains of $24,369 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

   Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily net assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,165 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $245 in transfer agent fees payable to PIMSS at December 31, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $181 in distribution fees payable to PFD at December 31, 2010.

5. Forward Foreign Currency Contracts
At December 31, 2010, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The value of contracts open in the last month of the year ended December 31, 2010 was $100,000. Open portfolio hedges at December 31, 2010 were as follows:



--------------------------------------------------------------------------------------------------------
                                   Net                                                           Net
                                Contracts     In Exchange     Settlement                      Unrealized
Currency                       to Deliver       For USD          Date            Value           Loss
--------------------------------------------------------------------------------------------------------
   EURO (European Dollar)      (100,000)      $(132,134)       3/10/11         $(133,747)      $(1,613)
                                                                                                -------
     Total                                                                                     $(1,613)
--------------------------------------------------------------------------------------------------------

At December 31, 2010, there were no outstanding forward currency settlement contracts.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of December 31, 2010 were as follows:

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under
Accounting Standards                       Asset Derivatives 2010                  Liabilities Derivatives 2010
Codification (ASC) 815            ---------------------------------------    ---------------------------------------
(formerly FASB Statement 133)     Balance Sheet Location       Fair Value    Balance Sheet Location       Fair Value
--------------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency
 Contracts                        Receivables                     $--        Payables*                      $1,613
--------------------------------------------------------------------------------------------------------------------
 Total                                                            $--                                       $1,613
--------------------------------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net payable on the Statement of Assets and Liabilities.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:
--------------------------------------------------------------------------------

Derivatives Not Accounted
for as Hedging
Instruments Under                                                                                               Change in Unrealized
Accounting Standards                           Location of Gain or (Loss)                  Realized Gain or        Gain or (Loss)
Codification (ASC) 815                               On Derivatives                     (Loss) on Derivatives      on Derivatives
(formerly FASB Statement 133)                     Recognized in Income                   Recognized in Income   Recognized in Income
------------------------------ -----------------------------------------------------------------------------------------------------
 Forward Foreign Currency      Net realized loss on forward foreign currency contracts          $(1)
 Contracts                     and other assets and liabilities denominated in foreign
                               currencies                                                                             $(1,613)

 Forward Foreign Currency      Change in unrealized loss on forward foreign currency
 Contracts                     contracts and other assets and liabilities denominated
                               in foreign currencies

7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                  {LOGO] Ernst & Young LLP

Boston, Massachusetts
February 11, 2011

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 74.55% and 0.0%, respectively.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010, in the fifth quintile of its Morningstar category for the three and five year periods ended June 30, 2010, and in the first quintile of its Morningstar category for the ten year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance with PIM in view of the Portfolio's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Portfolio's expense ratio was three basis points higher than the median expense ratio of its peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

 ioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the
                                                             Portfolio's affairs. The officers of the Trust are responsible
Custodian                                                    for the Portfolio's operations. The Trustees and officers are
Brown Brothers Harriman & Co.                                listed below, together with their principal occupations. Trustees who are interested persons of the Trust within the meaning of the
Independent Registered Public Accounting Firm                1940 Act are referred to as Interested Trustees. Trustees who are
Ernst & Young LLP                                            not interested persons of the Trust are referred to as
                                                             Independent Trustees. Each of the Trustees, except Mr. West,
Principal Underwriter                                        serves as a trustee of each of the 56 U.S. registered investment
Pioneer Funds Distributor, Inc.                              portfolios for which Pioneer serves as investment adviser (the
                                                             "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S.
Legal Counsel                                                registered investment portfolios for which Pioneer serves as
Bingham McCutchen LLP                                        investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.     The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (84)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves
(52)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                        OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION                                                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (84)*   Non-Executive Chairman and a director of Pioneer Investment Management       None
                           USA Inc. ("PIM-USA"); Chairman and a director of Pioneer; Chairman and
                           Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin);
                           President and a director of Pioneer Alternative Investment Management
                           (Bermuda) Limited and affiliated funds; Deputy Chairman and a director of
                           Pioneer Global Asset Management S.p.A. ("PGAM") (until April 2010);
                           Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                           2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management
                           Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of PIM-USA (since February 2007); Director       None
(52)*                      and President of Pioneer and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of PGAM (2007 - 2010); Head of New
                           Europe Division, PGAM (2000 - 2005); and Head of New Markets Division,
                           PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                       POSITION HELD    LENGTH OF SERVICE
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (67)     Trustee          Trustee since 2005. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee          Trustee since 2000. Serves
                                        until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves
(66)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves
(63)                                    until a successor trustee is
                                        elected or earlier
                                        retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE           PRINCIPAL OCCUPATION
David R. Bock (67)     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010 - present); Managing Partner,
                       Federal City Capital Advisors (corporate advisory services company) (1997
                       - 2004 and 2008 - present); Executive Vice President and Chief Financial
                       Officer, I-trax, Inc. (publicly traded health care services company) (2004 -
                       2007); and Executive Vice President and Chief Financial Officer, Pedestal
                       Inc. (internet-based mortgage trading company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------

Mary K. Bush (62)      President, Bush International, LLC (international financial advisory firm)
                       (1991 - present); Managing Director, Federal Housing Finance Board
                       (oversight of Federal Home Loan Bank system) (1989 - 1991); Vice
                       President and Head of International Finance, Federal National Mortgage
                       Association (1988 - 1989); U.S. Alternate Executive Director, International
                       Monetary Fund (1984 - 1988); Executive Assistant to Deputy Secretary of
                       the U.S. Treasury, U.S. Treasury Department (1982 - 1984); and Vice
                       President and Team Leader in Corporate Banking, Bankers Trust Co.
                       (1976 - 1982)
--------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   William Joseph Maier Professor of Political Economy, Harvard University
(66)                   (1972 - present)
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Founding Director, Vice President and Corporate Secretary, The Winthrop
(63)                   Group, Inc. (consulting firm) (1982 - present); Desautels Faculty of
                       Management, McGill University (1999 - present); and Manager of Research
                       Operations and Organizational Learning, Xerox PARC, Xerox's Advance
                       Research Center (1990 - 1994)
--------------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS
NAME AND AGE           HELD BY THIS TRUSTEE
David R. Bock (67)     Director of Enterprise Community Investment, Inc. (privately held affordable housing finance company) (1985 - present); Director of Oxford Analytica, Inc.
                       (2008 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund)
                       (2010 - present); and Director of New York Mortgage Trust (publicly traded mortgage REIT) (2004 - 2009)
--------------------------------------------------------------------------------------------------------
Mary K. Bush (62)      Director of Marriott International, Inc. (2008 - present); Director of Discover
                       Financial Services (credit card issuer and electronic payment services) (2007 -
                       present); Former Director of Briggs & Stratton Co. (engine manufacturer) (2004 -
                       2009); Director of UAL Corporation (airline holding company) (2006 - present);
                       Director of ManTech International Corporation (national security, defense, and intelligence technology firm) (2006 - present); Member, Board of Governors,
                       Investment Company Institute (2007 - present); Former Director of Brady
                       Corporation (2000 - 2007); Former Director of Mortgage Guaranty Insurance
                       Corporation (1991 - 2006); Former Director of Millennium Chemicals, Inc.
                       (commodity chemicals) (2002 - 2005); Former Director, R.J. Reynolds Tobacco
                       Holdings, Inc. (tobacco) (1999 - 2005); and Former Director of Texaco, Inc.
                       (1997 - 2001)
--------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional
(66)                   Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   None
(63)
--------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
Thomas J. Perna (60)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION
Thomas J. Perna (60)       Chairman and Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); private investor (2004 -
                           2008); and Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm) (1981 - present)
-------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 - present); and
                           Partner, Sullivan & Cromwell LLP (prior to 1998)
-------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
Thomas J. Perna (60)       Director, Broadridge Financial Solutions,
                           Inc. (investor communications and
                           securities processing provider for financial
                           services industry) (2009 - present); and
                           Director, Quadriserv, Inc. (2005 - present)
--------------------------------------------------------------------------------
Marguerite A. Piret (62)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
                           (2004 - present); and member, Board of
                           Governors, Investment Company Institute
                           (2000 - 2006)
--------------------------------------------------------------------------------
Stephen K. West (82)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company); and
                           Director, AMVESCAP, PLC (investment
                           manager) (1997 - 2005)
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Christopher J. Kelley (46)   Secretary        Since 2010. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant        Since 2010. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)        Assistant        Since 2009. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief            Since 2010. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                         OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                                        HELD BY THIS OFFICER
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since January       None
                             2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant
                             Secretary of all of the Pioneer Funds from September 2003 to May 2010;
                             and Vice President and Senior Counsel of Pioneer from July 2002 to
                             December 2007
------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and Assistant       None
                             Secretary of all the Pioneer Funds since June 2010; Manager - Fund
                             Governance of Pioneer from December 2003 to November 2006; and
                             Senior Paralegal of Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of all the       None
                             Pioneer Funds since June 2010; and Vice President and Counsel at State
                             Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controllership         None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and              None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)        Fund Administration Manager - Fund Accounting, Administration and           None
                             Controllership Services since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager -
                             Institutional Investor Services at State Street Bank from March 2003 to
                             March 2007
------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds since      None
                             March 2010; Director of Adviser and Portfolio Compliance at Pioneer since
                             October 2005; and Senior Compliance Officer for Columbia Management
                             Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18662-05-0211


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios

                                                                   ANNUAL REPORT
                                                               December 31, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Pioneer Ibbotson Moderate Allocation VCT
    Portfolio -- Portfolio and Performance Update       2

  Pioneer Ibbotson Growth Allocation VCT Portfolio
    -- Portfolio and Performance Update                 3

  Comparing Ongoing Portfolio Expenses                  4

  Market Overview and Strategy                          6

  Portfolio Reviews                                     8

  Schedule of Investments                               9

  Financial Statements                                 11

  Notes to Financial Statements                        19

  Report of Independent Registered Public
    Accounting Firm                                    26

  Approval of Investment Advisory and
    Sub-Advisory Agreements                            30

  Trustees, Officers and Service Providers             33

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for each Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Target Asset Allocations

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity          60%
Fixed-Income    40%

Actual Asset Allocations
--------------------------------------------------------------------------
Bonds                                                                20.7%
--------------------------------------------------------------------------
Large Cap Growth Stocks                                              13.2
--------------------------------------------------------------------------
Short Term Bonds                                                     12.6
--------------------------------------------------------------------------
International Stocks                                                 12.1
--------------------------------------------------------------------------
Large Cap Value Stocks                                               12.0
--------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           6.7
--------------------------------------------------------------------------
High-Yield Bonds                                                      6.5
--------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            4.6
--------------------------------------------------------------------------
Emerging Markets                                                      4.2
--------------------------------------------------------------------------
Cash Equivalents                                                      3.1
--------------------------------------------------------------------------
Real Estate (REITs)                                                   2.8
--------------------------------------------------------------------------
Alternatives/Commodities                                              1.5
--------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*
-------------------------------------------------------------------------
 1.  Pioneer Bond Fund                                             14.95%
-------------------------------------------------------------------------
 2.  Pioneer Short Term Income Fund                                11.46
-------------------------------------------------------------------------
 3.  Pioneer Fund                                                   8.37
-------------------------------------------------------------------------
 4.  Pioneer Global High Yield Fund                                 5.89
-------------------------------------------------------------------------
 5.  INVESCO International Growth Fund Institutional
       Class                                                        4.71
-------------------------------------------------------------------------
 6.  INVESCO Global Small & Mid Cap Growth Fund
       Institutional Class                                          4.51
-------------------------------------------------------------------------
 7.  Pioneer Research Fund                                          4.17
-------------------------------------------------------------------------
 8.  Pioneer Mid-Cap Value Fund                                     4.14
-------------------------------------------------------------------------
 9.  BlackRock Fundamental Growth Fund                              3.21
-------------------------------------------------------------------------
10.  Pioneer Cullen Value Fund                                      3.10

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share     12/31/10     12/31/09
  Class I                      $10.68        $9.62
  Class II                     $10.67        $9.61

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
  Class I                   $0.2717        $  -              $  -
  Class II                  $0.2523        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

            Pioneer Ibbotson          Pioneer Ibbotson
        Moderate Allocation VCT   Moderate Allocation VCT      Barclays Capital
          Portfolio - Class I       Portfolio - Class II     Aggregate Bond Index   S&P 500 Index
 3/05           $10,000                   $10,000                  $10,000             $10,000
12/05            10,683                    10,683                   10,292              10,721
12/06            11,828                    11,818                   10,738              12,413
12/07            12,531                    12,500                   11,486              13,094
12/08             8,671                     8,626                   12,088               8,251
12/09            11,383                    11,309                   12,805              10,435
12/10            12,993                    12,883                   13,643              12,009

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------
                            Class I     Class II
--------------------------------------------------
Life-of-Class* (3/18/05)      4.54%       4.38%
5 Years                       3.99        3.82
1 Year                       14.24       14.03

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Target Asset Allocations

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity          70%
Fixed Income    30%

Actual Asset Allocation

Large Cap Growth Stocks                                              16.8%
--------------------------------------------------------------------------
Large Cap Value Stocks                                               14.4
--------------------------------------------------------------------------
International Stocks                                                 14.0
--------------------------------------------------------------------------
Bonds                                                                13.9
--------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           8.9
--------------------------------------------------------------------------
Short Term Bonds                                                      7.0
--------------------------------------------------------------------------
Emerging Markets                                                      6.1
--------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            5.9
--------------------------------------------------------------------------
High-Yield Bonds                                                      4.3
--------------------------------------------------------------------------
Real Estate (REITs)                                                   3.7
--------------------------------------------------------------------------
Cash Equivalents                                                      3.2
--------------------------------------------------------------------------
Alternatives/Commodities                                              1.8
--------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

-------------------------------------------------------------------------
 1.  Pioneer Bond Fund                                   11.03%
-------------------------------------------------------------------------
 2.  Pioneer Fund                                         8.14
-------------------------------------------------------------------------
 3.  Pioneer Short Term Income Fund                       6.39
-------------------------------------------------------------------------
 4.  Pioneer Mid Cap Value Fund                           5.56
-------------------------------------------------------------------------
 5.  INVESCO Global Small & Mid Cap Growth Fund
       Institutional Class                                5.47
-------------------------------------------------------------------------
 6.  Pioneer Emerging Markets Fund                        5.03
-------------------------------------------------------------------------
 7.  BlackRock Fundamental Growth Fund                    4.43
-------------------------------------------------------------------------
 8.  Pioneer Research Fund                                4.26
-------------------------------------------------------------------------
 9.  Pioneer Cullen Value Fund                            4.15
-------------------------------------------------------------------------
10.  Pioneer Global Equity Fund                           4.04
-------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/10     12/31/09
  Class II                      $10.72       $9.53

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
  Class II                  $0.1865        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        Pioneer Ibbotson Growth      Barclays Capital
        Allocation VCT Portfolio   Aggregate Bond Index   S&P 500 Index
 3/05              $10,000              $10,000              $10,000
12/05               10,878               10,292               10,721
12/06               12,256               10,738               12,413
12/07               12,960               11,486               13,094
12/08                8,424               12,088                8,251
12/09               11,161               12,805               10,435
12/10               12,808               13,643               12,009

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------
Net Asset Value             Class II
--------------------------------------
Life-of-Class (3/18/05)      4.21%
5 Years                      3.32
1 Year                      14.76

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

Share Class                                 I               II
----------------------------------------------------------------------
Beginning Account Value on 7/1/10       $1,000.00        $1,000.00
Ending Account Value on 12/31/10        $1,167.43        $1,166.26
Expenses Paid During the Period*        $    5.46        $    6.72

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% for Class I shares and 1.23% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

Share Class                                  I               II
----------------------------------------------------------------------
Beginning Account Value on 7/1/10        $1,000.00        $1,000.00
Ending Account Value on 12/31/10         $1,020.16        $1,019.00
Expenses Paid During the Period*         $    5.09        $    6.26

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00% for Class I shares and 1.23% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

Share Class                                 II
-------------------------------------------------
Beginning Account Value on 7/1/10       $1,000.00
Ending Account Value on 12/31/10        $1,193.80
Expenses Paid During Period*            $    7.02

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.27% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

Share Class                                 II
-------------------------------------------------
Beginning Account Value on 7/1/10       $1,000.00
Ending Account Value on 12/31/10        $1,018.80
Expenses Paid During Period*            $    6.46

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.27% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/10
--------------------------------------------------------------------------------

In the following interview, portfolio manager Dr. Peng Chen, CFA, President, Ibbotson Associates Advisors, LLC, sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios over the 12 months ended December 31, 2010.

Q: How would you characterize the economic and market backdrop during the 12 months ended December 31, 2010?

A: The year opened with hopes for an economic recovery based on trends of improving economic data. By the end of the first quarter 2010, there was speculation that the recession that had begun in December of 2007 was about to be declared at an end. In keeping with this backdrop, the U.S. government took the first steps towards the withdrawal of the massive economic stimulus it had employed throughout 2009.

      A series of negative data readings over the second quarter, however, changed market sentiment rather dramatically, with many economists declaring that the various government stimulus programs had failed to jumpstart the private sector. Concerns over the health of the global economic recovery and continued sovereign debt issues in the so-called P.I.I.G.S nations (Portugal, Italy, Ireland, Greece, and Spain) triggered a sharp rise in investor risk aversion and a flight into U.S. Treasuries. The result was a plunge in global equity markets over the second quarter and a rally in U.S. Treasuries that drove 10-year Treasury yields down to the 2.5% range (yields move in the opposite direction of prices).

      As the second half of 2010 progressed, equities and risk assets in general responded with ebullience to a number of developments seen as likely to lead to improved corporate profits. Among those were the prospect of a second round of bond purchases by the U.S. Federal Reserve Board (the
      Fed), known as quantitative easing ("QE2"), turnover in the U.S. Congress as a result of the November elections and a budget deal between the Obama administration and Congressional Republicans that extended the current tax rates. Strong equity market performance ensued in the wake of the aforementioned developments; in contrast, fixed-income performance waned as investors anticipated future inflation.

      For the 12 months ended December 31, 2010, the U.S. equity market returned 15.08%, as measured by the broad-market Standard and Poor's 500 Index (the S&P 500). Within the U.S. market, large-cap and small-cap returns diverged significantly, as small caps rose by 26.85% (Russell 2000 Index) versus 16.10% (Russell 1000 Index) for their larger-cap counterparts. Growth outperformed value modestly across equity market capitalizations. The Barclays Capital Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 6.54% for the 12-month period.

Q: What were the strategic considerations that you applied to the two VCT portfolios in allocating assets over the 12 months ended December 31, 2010?

A: For each portfolio, assets have been invested in keeping with their broad asset allocation and specific targets. We entered the 12-month period with a neutral breakdown between equity and fixed-income assets in each of the portfolios. Toward the end of the first quarter of 2010, we implemented an overweighting of bonds and corresponding underweighting of equities, as we believed equity valuations had become stretched relative to the prevailing

PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      economic headwinds. While the tilt helped the relative performance of the portfolios as equities plunged in the second quarter, it detracted overall as equities rose sharply over the second half of the portfolios' fiscal year ended December 31, 2010.

      In addition to adjusting the proportion of stock versus bond holdings in the portfolios, we also will make tactical shifts from time to time within the equity portions of the portfolios. In that vein, we maintained neutral target weightings in the portfolios' non-U.S. equity market alternatives, both developed markets and emerging markets. Within the U.S. portion of the stock portfolios, however, we maintained an overweighting of U.S. large-cap stocks and a corresponding underweighting of U.S. small-cap stocks. We believed large-cap stocks had the potential to be more resilient in the face of short-term market volatility given their globally diversified businesses and more stable cash flows, earnings, and financing sources. The tilt constrained the relative performance of the portfolios over the 12-month period, however, as large-cap stocks failed to hold up during periods of broad-based investor avoidance of riskier assets, and were outstripped by small-cap stocks when investor sentiment soared late in the 12-month period ended December 31, 2010.

Q:    What is your outlook going forward?

A: We expect 2011 to be a year of mild growth in the U.S., of disappointing growth in the euro zone, the United Kingdom, and Japan, and of vigorous activity in emerging markets. Economic activity is still heavily dependent on fiscal and monetary stimulus from central governments. We think falling home prices, indebtedness, and the mismatch between labor demand and supply may hold back developed countries for some time to come. At the same time, rising commodity prices could constrain central banks as they seek to provide stimulus at a time of weak economic activity. The fiscal troubles of several members of the euro zone will likely continue to flare up in the coming year. The United Kingdom and Japan are the two developed economies at highest risk of falling back into recession, in our opinion.

      We do not believe that the recent rise in long-term yields is going to continue throughout 2011. During the year, we think it will become apparent that the economic recovery is wobbly and that the Fed cannot risk tightening monetary policy. At that point, long-term yields should stop rising, thus enabling bonds to perform better than they did in the final few months of 2010.

      For equities, we do not expect 2011 to be as strong as 2010. Earnings growth last year was powered, for the most part, by rising margins as companies cut costs by slashing payrolls and eliminating inefficiencies. Sales growth was better than expected, but still moderate, and we are skeptical about the prospects of top-line growth supporting stock prices in 2011.

      We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines

PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/10
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 14.24% at net asset value over the 12 months ended December 31, 2010, and Class II shares returned 14.03%, while the S&P 500 returned 15.08% and the Barclays Capital Aggregate Bond Index returned 6.54%. Over the same period, the average return of the 216 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Funds category was 11.28%.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed income during the 12-month period. At the end of the period, the Portfolio was underweight equities and overweight fixed income (although the tilt was removed at the start of 2011). Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 8.37% of assets on December 31, 2010. Pioneer Research Fund was the next-largest Pioneer equity fund holding, at 4.17% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 14.95% of assets, closely followed by Pioneer Short Term Income Fund, at 11.46% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 14.76% at net asset value over the 12 months ended December 31, 2010, while the S&P 500 returned 15.08% and the Barclays Capital Aggregate Bond Index returned 6.54%. Over the same period, the average return of the 245 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Funds category was 13.14%.

The Portfolio targeted an asset allocation of 75% equities, 25% fixed income during the 12-month period. At the end of the period, the Portfolio was underweight equities and overweight fixed income (although the tilt was removed at the start of 2011). Within the equity portion of the fund, Pioneer Fund was the largest holding, at 8.14% of assets on December 31, 2010. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.56% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 11.03% of assets, followed by a shorter-duration bond fund, Pioneer Short Term Income Fund, at 6.39% of assets.

Please refer to the Schedules of Investments on pages 9 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER VARIABLE CONTRACTS TRUST
                              Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                          Value
                   MUTUAL FUNDS - 100.0%
                   NON-PIONEER FUNDS - 21.7%
  239,174          BlackRock Fundamental Growth Fund
                   Institutional Class                          $  5,687,552
  154,888          BlackRock International Index Fund
                   Institutional Class                             1,768,818
  225,892          BlackRock Value Opportunities Fund
                   Institutional Class                             4,384,569
  335,740          INVESCO Global Real Estate Fund
                   Institutional Class                             3,491,696
  420,897          INVESCO Global Small & Mid Cap Growth
                   Fund Institutional Class                        7,988,628
  299,455          INVESCO International Growth Fund
                   Institutional Class                             8,354,804
  224,269          INVESCO Trimark Small Companies Fund
                   Institutional Class                             3,969,567
  754,126          Oppenheimer Commodity Strategy Total
                   Return Fund Class Y                             2,767,643
      189          Oppenheimer Main Street Small-Cap Fund
                   Class Y                                             4,055
                                                                ------------
                   TOTAL INVESTMENTS IN
                   NON-PIONEER FUNDS
                   (Cost $35,296,294)                           $ 38,417,332
                                                                ------------
                   PIONEER FUNDS - 78.3%
2,797,697          Pioneer Bond Fund Class Y                    $ 26,494,194
  301,950          Pioneer Cullen Value Fund Class Y               5,495,486
  453,592          Pioneer Disciplined Growth Fund Class Y         4,535,921
  584,530          Pioneer Disciplined Value Fund Class Y          5,038,647
  163,448          Pioneer Emerging Markets Fund Class Y           5,439,561
  144,056          Pioneer Equity Income Fund Class Y              3,676,305
  247,676          Pioneer Floating Rate Fund Class Y              1,716,392
  361,147          Pioneer Fund Class Y                           14,839,518
  315,766          Pioneer Fundamental Growth Fund Class Y         3,574,471
  541,421          Pioneer Global Equity Fund Class Y              5,360,066
1,007,067          Pioneer Global High Yield Fund Class Y         10,443,287
   73,215          Pioneer Growth Opportunities Fund
                   Class Y                                         2,059,552
  352,994          Pioneer High Yield Fund Class Y                 3,586,424
      648          Pioneer Independence Fund Class Y                   7,327
  133,680          Pioneer International Value Fund Class Y        2,654,885
  105,345          Pioneer Select Mid Cap Growth Fund
                   Class Y                                         1,914,124
  332,902          Pioneer Mid Cap Value Fund Class Y              7,343,815
                   PIONEER FUNDS - (continued)
      495          Pioneer Oak Ridge Large Cap Growth Fund
                   Class Y                                      $      6,077
  173,883          Pioneer Real Estate Shares Class Y              3,545,477
  775,904          Pioneer Research Fund Class Y                   7,386,610
2,090,724          Pioneer Short Term Income Fund Class Y         20,321,839
  311,636          Pioneer Strategic Income Fund Class Y           3,409,299
      723          Pioneer Value Fund Class Y                          8,302
                                                                ------------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $125,555,978)                          $138,857,579
                                                                ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES - 100.0%
                   (Cost $160,852,272) (a)                      $177,274,911
                                                                ------------
                   OTHER ASSETS
                   AND LIABILITIES - 0.0%                       $     63,370
                                                                ------------
                   TOTAL NET ASSETS - 100.0%                    $177,338,281
                                                                ============

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal tax purposes of $163,067,634 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $18,523,642
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value            (4,316,365)
                                                                  -----------
        Net unrealized gain                                       $14,207,277
                                                                  ===========

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $16,663,656 and $23,794,683, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                    Level 1          Level 2     Level 3         Total
Mutual Funds     $177,274,911         $--         $--      $177,274,911
                 ------------         ---         ---      ------------
  Total          $177,274,911         $--         $--      $177,274,911
                 ============         ===         ===      ============

The accompanying notes are an integral part of these financial statements.     9

PIONEER VARIABLE CONTRACTS TRUST
                                Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                          Value
                   MUTUAL FUNDS - 99.7%
                   NON-PIONEER FUNDS - 24.6%
  494,583          BlackRock Fundamental Growth Fund
                   Institutional Class                          $ 11,761,172
  266,548          BlackRock International Index Fund
                   Institutional Class                             3,043,977
  356,018          BlackRock Value Opportunities Fund
                   Institutional Class                             6,910,303
  609,754          INVESCO Global Real Estate Fund
                   Institutional Class                             6,341,442
  765,499          INVESCO Global Small & Mid Cap Growth
                   Fund Institutional Class                       14,529,171
  322,072          INVESCO International Growth Fund
                   Institutional Class                             8,985,822
  489,426          INVESCO Trimark Small Companies Fund
                   Institutional Class                             8,662,849
1,398,922          Oppenheimer Commodity Strategy Total
                   Return Fund Class Y                             5,134,043
                                                                ------------
                   TOTAL INVESTMENTS IN
                   NON-PIONEER FUNDS
                   (Cost $62,704,837)                           $ 65,368,779
                                                                ------------
                   PIONEER FUNDS - 75.1%
3,092,247          Pioneer Bond Fund Class Y                    $ 29,283,576
  605,238          Pioneer Cullen Value Fund Class Y              11,015,326
  766,385          Pioneer Disciplined Growth Fund Class Y         7,663,847
  748,836          Pioneer Disciplined Value Fund Class Y          6,454,967
  401,458          Pioneer Emerging Markets Fund Class Y          13,360,529
  340,503          Pioneer Equity Income Fund Class Y              8,689,637
  525,807          Pioneer Fund Class Y                           21,605,407
  734,297          Pioneer Fundamental Growth Fund Class Y         8,312,244
1,081,880          Pioneer Global Equity Fund Class Y             10,710,613
  765,446          Pioneer Global High Yield Fund Class Y          7,937,672
    2,478          Pioneer Government Income Fund Class Y             24,680
  158,572          Pioneer Growth Opportunities Fund
                   Class Y                                         4,460,630
  325,360          Pioneer High Yield Fund Class Y                 3,305,662
    8,478          Pioneer Independence Fund Class Y                  95,806
  426,610          Pioneer International Value Fund Class Y        8,472,472
  229,000          Pioneer Select Mid Cap Growth Fund
                   Class Y                                         4,160,924
  668,941          Pioneer Mid Cap Value Fund Class Y             14,756,839
   10,975          Pioneer Oak Ridge Large Cap Growth Fund
                   Class Y                                           134,774
                   PIONEER FUNDS - (continued)
   43,295          Pioneer Oak Ridge Small Cap Growth
                   Fund Class Y                                 $  1,258,167
  346,964          Pioneer Real Estate Shares Class Y              7,074,587
1,186,908          Pioneer Research Fund Class Y                  11,299,367
1,743,616          Pioneer Short Term Income Fund Class Y         16,947,945
  264,974          Pioneer Strategic Income Fund Class Y           2,898,821
   11,843          Pioneer Value Fund Class Y                        136,075
                                                                ------------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $179,535,043)                          $200,060,567
                                                                ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES - 99.7%
                   (Cost $242,239,880) (a)                      $265,429,346
                                                                ------------
                   OTHER ASSETS
                   AND LIABILITIES - 0.3%                       $    680,994
                                                                ------------
                   TOTAL NET ASSETS - 100.0%                    $266,110,340
                                                                ============

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal tax purposes of $245,159,870 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $28,525,229
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value            (8,255,753)
                                                                  -----------
        Net unrealized gain                                       $20,269,476
                                                                  ===========

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $19,491,333 and $33,825,662, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                    Level 1         Level 2     Level 3         Total
Mutual Funds     $265,429,346         $--         $--      $265,429,346
                 ------------         ---         ---      ------------
  Total          $265,429,346         $--         $--      $265,429,346
                 ============         ===         ===      ============

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year        Year        Year      Year     12/15/06 (a)
                                                                Ended       Ended       Ended      Ended         to
                                                               12/31/10    12/31/09    12/31/08   12/31/07    12/31/06
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                           $  9.62     $  7.61     $ 12.04    $ 11.62      $ 11.63
                                                                -------     ------     -------    -------      -------
Increase (decrease) from investment operations:
 Net investment income (b)                                     $  0.24     $  0.25     $  0.34    $  0.15      $  0.05
 Net realized and unrealized gain (loss) on investments (b)       1.09        2.07       (3.78)      0.54        (0.06)
                                                                -------     ------     -------    -------      -------
  Net increase (decrease) from investment operations           $  1.33     $  2.32     $ (3.44)   $  0.69      $ (0.01)
Distributions to shareowners:
 Net investment income                                           (0.27)      (0.31)      (0.33)     (0.12)          --
 Net realized gain                                                  --          --       (0.66)     (0.15)          --
                                                                -------     -------    -------    -------      -------
Total distributions to shareowners                             $ (0.27)    $ (0.31)    $ (0.99)   $  (0.27)    $    --
                                                               --------     -------    -------    -------      -------
Net increase (decrease) in net asset value                     $  1.06     $  2.01     $ (4.43)   $  0.42      $ (0.01)
                                                               --------     -------    -------    -------      -------
Net asset value, end of period                                 $ 10.68     $  9.62     $  7.61    $ 12.04      $ 11.62
                                                               =======     =======     =======    =======      =======
Total return*                                                    14.24%      31.29%     (30.81)%     5.95%       (0.09)%(c)
Ratio of net expenses to average net assets+                      0.21%       0.16%       0.15%      0.14%        0.90%**
Ratio of net investment income to average net assets+             2.44%       3.07%       3.35%      1.23%        9.80%**
Portfolio turnover rate                                             10%         38%         40%        12%           1%(c)
Net assets, end of period (in thousands)                       $15,542     $13,450     $12,105    $20,582      $25,009
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     0.27%       0.29%       0.31%      0.27%        0.90%**
 Net investment income                                            2.38%       2.94%       3.19%      1.10%        9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year         Year         Year          Year        Year
                                                                     Ended        Ended       Ended          Ended      Ended
                                                                   12/31/10     12/31/09     12/31/08      12/31/07    12/31/06
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                               $   9.61     $   7.59     $  12.01      $  11.61    $  10.63
                                                                   --------     --------     --------      --------    --------
Increase (decrease) from investment operations:
 Net investment income (a)                                         $   0.21     $   0.24     $   0.31      $   0.31    $   0.24
 Net realized and unrealized gain (loss) on investments (a)            1.10         2.07        (3.77)         0.36        0.87
                                                                   --------     --------     --------      --------    --------
  Net increase (decrease) from investment operations               $   1.31     $   2.31     $  (3.46)     $   0.67    $   1.11
Distributions to shareowners:
 Net investment income                                                (0.25)       (0.29)       (0.30)        (0.12)      (0.04)
 Net realized gain                                                       --           --        (0.66)        (0.15)      (0.09)
                                                                   --------     --------     --------      --------    --------
Total distributions to shareowners                                 $  (0.25)    $  (0.29)    $  (0.96)     $  (0.27)   $  (0.13)
                                                                   --------     --------     --------      --------    --------
Net increase (decrease) in net asset value                         $  1.06      $   2.02     $  (4.42)     $   0.40    $   0.98
                                                                   --------     --------     --------      --------    --------
Net asset value, end of period                                     $ 10.67      $   9.61     $   7.59      $  12.01    $  11.61
                                                                   ========     ========     ========      ========    ========
Total return*                                                         14.03%       31.10%      (30.99)%        5.77%      10.62%
Ratio of net expenses to average net assets+                           0.45%        0.39%        0.39%         0.39%       0.46%
Ratio of net investment income to average net assets+                  2.15%        2.87%        3.10%         2.53%       2.24%
Portfolio turnover rate                                                  10%          38%          40%           12%          1%
Net assets, end of period (in thousands)                           $161,796     $153,547     $105,275      $149,973    $ 97,980
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.51%        0.53%        0.55%         0.52%       0.60%
 Net investment income                                                 2.09%        2.73%        2.94%         2.40%       2.10%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year         Year        Year        Year        Year
                                                                    Ended        Ended      Ended        Ended       Ended
                                                                  12/31/10     12/31/09    12/31/08     12/31/07    12/31/06
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                              $   9.53     $   7.38    $  12.41     $  12.07    $  10.78
                                                                  --------     --------    --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income (a)                                        $   0.15     $   0.17    $   0.23     $   0.21    $   0.22
 Net realized and unrealized gain (loss) on investments (a)           1.23         2.18       (4.27)        0.49        1.14
                                                                  --------     --------    --------     --------    --------
  Net increase (decrease) from investments operations             $   1.38     $   2.35    $  (4.04)    $   0.70    $   1.36
Distributions to shareowners:
 Net investment income                                               (0.19)       (0.20)      (0.24)       (0.13)      (0.02)
 Net realized gain                                                      --           --       (0.75)       (0.23)      (0.05)
                                                                  --------     --------    --------     --------    --------
Total distributions to shareowners                                $  (0.19)    $  (0.20)   $  (0.99)    $  (0.36)   $  (0.07)
                                                                  --------     --------    --------     --------    --------
Net increase (decrease) in net asset value                        $   1.19     $   2.15    $  (5.03)    $   0.34    $   1.29
                                                                  --------     --------    --------     --------    --------
Net asset value, end of period                                    $  10.72     $   9.53    $   7.38     $  12.41    $  12.07
                                                                  ========     ========    ========     ========    ========
Total return*                                                        14.76%       32.49%     (35.00)%       5.74%      12.67%
Ratio of net expenses to average net assets+                          0.45%        0.38%       0.38%        0.38%       0.43%
Ratio of net investment income to average net assets+                 1.57%        2.04%       2.31%        1.68%       2.00%
Portfolio turnover rate                                                  8%          33%         32%           7%          0%(b)
Net assets, end of period (in thousands)                          $266,110     $250,625    $188,268     $254,713    $148,784
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.49%        0.51%       0.53%        0.48%       0.53%
 Net investment income                                                1.53%        1.91%       2.16%        1.58%       1.90%


(a)   Calculated using average shares outstanding for the period.
(b)   Portfolio turnover rate rounds to less than 1%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

                                                                                             Moderate          Growth
                                                                                            Allocation       Allocation
                                                                                          VCT Portfolio     VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $125,555,978 and
  $179,535,043, respectively)                                                             $ 138,857,579     $ 200,060,567
 Investments in securities of unaffiliated issuers, at value (at cost $35,296,294 and
  $62,704,837, respectively)                                                                 38,417,332        65,368,779
                                                                                          -------------     -------------
 Total investments in securities, at value (at cost $160,852,272 and $242,239,880,
  respectively)                                                                           $ 177,274,911     $ 265,429,346
 Cash                                                                                            28,225           818,332
 Receivables for:
   Investment Funds sold                                                                         17,753                --
   Capital stock sold                                                                                --            31,100
   Dividends                                                                                    333,886           311,327
   Due from Pioneer Investment Management, Inc.                                                   2,676            25,254
                                                                                          -------------     -------------
    Total assets                                                                          $ 177,657,451     $ 266,615,359
                                                                                          -------------     -------------
LIABILITIES:
 Payables for:
   Investments Funds purchased                                                            $     169,785     $     317,529
   Capital stock redeemed                                                                        19,331               849
 Due to affiliates                                                                               60,888           113,598
 Accrued expenses and other liabilities                                                          69,166            73,043
                                                                                          -------------     -------------
    Total liabilities                                                                     $     319,170     $     505,019
                                                                                          -------------     -------------
NET ASSETS:
 Paid-in capital                                                                          $ 183,156,959     $ 285,720,263
 Undistributed net investment income                                                          4,296,402         5,004,873
 Accumulated net realized loss on investments                                               (26,537,719)      (47,804,262)
 Net unrealized gain on investments                                                          16,422,639        23,189,466
                                                                                          -------------     -------------
    Total net assets                                                                      $ 177,338,281     $ 266,110,340
                                                                                          =============     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                             $  15,541,968     $          --
 Net Assets of Class II Shares                                                            $ 161,796,313     $ 266,110,340
                                                                                          -------------     -------------
 Class I Shares outstanding                                                                   1,455,515                --
 Class II Shares outstanding                                                                 15,170,654        24,821,807
                                                                                          -------------     -------------
 Net Asset Value -- Class I Shares                                                        $       10.68     $          --
 Net Asset Value -- Class II Shares                                                       $       10.67     $       10.72

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/10

                                                                            Moderate           Growth
                                                                           Allocation        Allocation
                                                                         VCT Portfolio      VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $ 3,920,744       $  4,318,360
 Dividend income from securities of unaffiliated securities                   463,364            749,140
 Interest                                                                          15                 31
                                                                          -----------       ------------
    Total investment income                                               $ 4,384,123       $  5,067,531
                                                                          -----------       ------------
EXPENSES:
 Management fees                                                          $   232,257       $    349,853
 Transfer agent fees
  Class I                                                                       1,500                 --
  Class II                                                                      1,500              1,500
 Distribution fees (Class II)                                                 385,115            626,958
 Administrative fees                                                           44,470             66,389
 Custodian fees                                                                75,141            104,208
 Professional fees                                                             60,338             62,235
 Printing fees                                                                 17,534             10,239
 Fees and expenses of non-affiliated trustees                                   7,150              7,318
 Miscellaneous                                                                  2,752              4,299
                                                                          -----------       ------------
    Total expenses                                                        $   827,757       $  1,232,999
                                                                          -----------       ------------
    Less fees waived and expenses reimbursed by
     Pioneer Investment Management, Inc.                                  $  (104,216)      $   (112,858)
                                                                          -----------       ------------
    Net expenses                                                          $   723,541       $  1,120,141
                                                                          -----------       ------------
     Net investment income                                                $ 3,660,582       $  3,947,390
                                                                          -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments, affiliated issuers              $   276,450       $ (1,431,389)
 Net realized loss on investments, unaffiliated issuers                      (914,325)          (920,812)
 Change in net unrealized gain on investments, affiliated issuers          12,719,235         22,546,157
 Change in net unrealized gain on investments, unaffiliated issuers         6,447,725         10,435,713
                                                                          -----------       ------------
 Net gain on investments                                                  $18,529,085       $ 30,629,669
                                                                          ===========       ============
 Net increase net assets resulting from operations                        $22,189,667       $ 34,577,059
                                                                          ===========       ============

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Moderate Allocation
                                                                                                 VCT Portfolio
                                                                                         Year Ended        Year Ended
                                                                                          12/31/10          12/31/09
FROM OPERATIONS:
Net investment income                                                                   $   3,660,582     $   4,038,493
Net realized loss on investments                                                             (637,875)      (17,174,331)
Change in net unrealized gain on investments                                               19,166,960        52,974,577
                                                                                        -------------     -------------
  Net increase in net assets resulting from operations                                  $  22,189,667     $  39,838,739
                                                                                        -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.27 and $0.31 per share, respectively)                                      $    (389,980)    $    (467,740)
 Class II ($0.25 and $0.29 per share, respectively)                                        (3,914,314)       (4,328,958)
                                                                                        -------------     -------------
  Total distributions to shareowners                                                    $  (4,304,294)    $  (4,796,698)
                                                                                        -------------     -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                                       $   9,968,634     $  29,025,399
Reinvestment of distributions                                                               4,304,294         4,796,697
Cost of shares repurchased                                                                (21,817,106)      (19,246,588)
                                                                                        -------------     -------------
 Net increase (decrease) in net assets resulting from Portfolio share transactions      $  (7,544,178)    $  14,575,508
                                                                                        -------------     -------------
 Net increase in net assets                                                             $  10,341,195     $  49,617,549
NET ASSETS:
Beginning of year                                                                         166,997,086       117,379,537
                                                                                        -------------     -------------
End of year                                                                             $ 177,338,281     $ 166,997,086
                                                                                        =============     =============
Undistributed net investment income                                                     $   4,296,402     $   4,303,045
                                                                                        =============     =============

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                Growth Allocation
                                                                                                  VCT Portfolio
                                                                                           Year Ended         Year Ended
                                                                                            12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                                                    $   3,947,390      $   4,367,495
Net realized loss on investments                                                            (2,352,201)       (33,938,998)
Change in net unrealized gain on investments                                                32,981,870         93,399,969
                                                                                         -------------      -------------
  Net increase in net assets resulting from operations                                   $  34,577,059      $  63,826,466
                                                                                         -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income ($0.19 and $0.20 per share, respectively)                     $  (4,777,391)     $  (5,432,730)
                                                                                         -------------      -------------
  Total distributions to shareowners                                                     $  (4,777,391)     $  (5,432,730)
                                                                                         -------------      -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                                        $   4,767,320      $  15,339,009
Reinvestment of distributions                                                                4,777,391          5,432,730
Cost of shares repurchased                                                                 (23,858,802)       (16,811,042)
                                                                                         -------------      -------------
 Net increase (decrease) in net assets resulting from Portfolio share transactions       $ (14,314,091)     $   3,960,697
                                                                                         -------------      -------------
 Net increase in net assets                                                              $  15,485,577      $  62,356,433
NET ASSETS:
Beginning of year                                                                          250,624,763        188,268,330
                                                                                         -------------      -------------
End of year                                                                              $ 266,110,340      $ 250,624,763
                                                                                         =============      =============
Undistributed net investment income                                                      $   5,004,873      $   4,784,395
                                                                                         =============      =============

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                       Moderate Allocation
                                                          VCT Portfolio
                                           Year Ended                       Year Ended
                                            12/31/10                          12/31/09
                                   Shares           Amount          Shares           Amount
Class I
Shares sold                         276,406     $   2,813,805        172,493     $   1,348,592
Reinvestment of distributions        41,709           389,980         58,032           467,740
Less shares repurchased            (260,365)       (2,551,273)      (423,098)       (3,425,040)
                                 ----------     -------------     ----------     -------------
  Net increase (decrease)            57,750     $     652,512       (192,573)    $  (1,608,708)
                                 ==========     =============     ==========     =============
Class II
Shares sold                         730,679     $   7,154,828      3,463,381     $  27,676,807
Reinvestment of distributions       418,643         3,914,314        537,091         4,328,957
Less shares repurchased          (1,951,063)      (19,265,832)    (1,890,518)      (15,821,548)
                                 ----------     -------------     ----------     -------------
  Net increase (decrease)          (801,741)    $  (8,196,690)     2,109,954     $  16,184,216
                                 ==========     =============     ==========     =============

                                                        Growth Allocation
                                                          VCT Portfolio
                                           Year Ended                       Year Ended
                                            12/31/10                         12/31/09
                                   Shares           Amount          Shares           Amount
Class II
Shares sold                         485,813     $   4,767,320      2,123,924     $  15,339,009
Reinvestment of distributions       517,594         4,777,391        691,187         5,432,730
Less shares repurchased          (2,470,880)      (23,858,802)    (2,040,386)      (16,811,042)
                                 ----------     -------------     ----------     -------------
  Net increase (decrease)        (1,467,473)    $ (14,314,091)       774,725     $   3,960,697
                                 ==========     =============     ==========     =============

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 13 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Allocation Portfolio is long-term capital growth and current income. The investment objective of the Growth Allocation Portfolio is long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding each Portfolio's principal risks. Please refer to that document when considering that Portfolio's risks.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry.

A.    Security Valuation
      Security transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value.

      Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of a Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio have net capital loss carryforwards of $24,322,357 and $41,484,594, respectively, of which the following amounts will expire between 2016 and 2018 if not utilized:

--------------------------------------------------------------------------------
                                                     Moderate           Growth
                                                    Allocation        Allocation
                                                     Portfolio        Portfolio
--------------------------------------------------------------------------------
2016                                                $ 6,313,829      $ 8,017,263
2017                                                 15,901,294       32,415,228
2018                                                  2,107,234          962,103
                                                    -----------      -----------
                                                    $24,322,357      $41,484,594
--------------------------------------------------------------------------------

      The Pioneer Ibbotson Growth Allocation VCT Portfolio has elected to defer capital losses of approximately $3,396,196 recognized between November 1, 2010 and December 31, 2010 to their fiscal year ending December 31, 2011.

      At December 31, 2010, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

---------------------------------------------------------------------------------------
                                                       Accumulated
                                     Undistributed     Net realized
                                    Net Investment    Gain (loss) on
Portfolio                            Income (Loss)     Investments      Paid-in capital
---------------------------------------------------------------------------------------
Moderate Allocation Portfolio         $  637,069       $   (637,069)          $--
Growth Allocation Portfolio            1,050,479         (1,050,479)           --
---------------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

--------------------------------------------------------------------------------
Moderate Allocation Portfolio                              2010          2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                         $4,304,294    $4,796,698
                                                        ----------    ----------
Total distributions                                     $4,304,294    $4,796,698
                                                        ----------    ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Allocation Portfolio                                2010          2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                         $4,777,391    $5,432,730
                                                        ----------    ----------
Total distributions                                     $4,777,391    $5,432,730
                                                        ----------    ----------
--------------------------------------------------------------------------------

      The components of distributable earnings on a federal income tax basis at December 31, 2010 were as follows:

-------------------------------------------------------------------------------------------------------------------
                                 Undistributed       Capital       Post-October    Other Book/Tax    Net Unrealized
                                   Ordinary           Loss            Losses          Temporary       Appreciation
Portfolio                           Income        Carryforward       Deferred        Differences     (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio     $4,296,402      $(24,322,357)    $        --      $(2,215,362)      $16,422,639
Growth Allocation Portfolio        5,001,391       (41,484,594)     (3,396,196)      (2,919,990)       23,189,466
-------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.    Portfolio Shares and Allocations

 Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

----------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
----------------------------------------------------------------------------------------
Moderate Allocation Portfolio     0.13% on net assets up to $2.5 billion
                                  0.11% on assets over $2.5 billion and up to $4 billion
                                  0.10% on assets over $4 billion and up to $5.5 billion
                                  0.08% on assets over $5.5 billion and up to $7 billion
                                  0.08% on assets over $7 billion

Growth Allocation Portfolio       0.13% on net assets up to $2.5 billion
                                  0.11% on assets over $2.5 billion and up to $4 billion
                                  0.10% on assets over $4 billion and up to $5.5 billion
                                  0.08% on assets over $5.5 billion and up to $7 billion
                                  0.08% on assets over $7 billion
----------------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:

----------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
----------------------------------------------------------------------------------------
Moderate Allocation Portfolio     0.17% on net assets up to $2.5 billion
                                  0.14% on assets over $2.5 billion and up to $4 billion
                                  0.12% on assets over $4 billion and up to $5.5 billion
                                  0.10% on assets over $5.5 billion and up to $7 billion
                                  0.09% on assets over $7 billion

Growth Allocation Portfolio       0.17% on net assets up to $2.5 billion
                                  0.14% on assets over $2.5 billion and up to $4 billion
                                  0.12% on assets over $4 billion and up to $5.5 billion
                                  0.10% on assets over $5.5 billion and up to $7 billion
                                  0.09% on assets over $7 billion
----------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

affiliates" reflected on the Statements of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $25,526
Growth Allocation Portfolio                                              $55,863
--------------------------------------------------------------------------------

Until May 1, 2010, PIM had contractually agreed to limit ordinary operating expenses of the Portfolios to the extent required to reduce Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Fund                                                                    Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                              0.39%
Growth Allocation Portfolio                                                0.38%
--------------------------------------------------------------------------------

Effective May 1, 2010, PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2012 to the extent required to reduce Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Fund                                                                    Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                              0.48%
Growth Allocation Portfolio                                                0.48%
--------------------------------------------------------------------------------

Class I expenses will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent
Pioneer Investment Management Shareholder Services. Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at December 31, 2010:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                               $252
Growth Allocation Portfolio                                                 $126
--------------------------------------------------------------------------------

4. Distribution Plan
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2010.

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $35,110
Growth Allocation Portfolio                                              $57,609
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.    Transactions in Underlying Funds--Affiliated Issuers
An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

--------------------------------------------------------------------------------------------------------
                                        Pioneer Ibbotson Moderate Allocation Fund
--------------------------------------------------------------------------------------------------------
                                            Beginning       Acquisitions    Dispositions       Ending
                                           Shares/Par         Share/Par       Share/Par      Share/Par
Underlying Funds (Affiliated)                Amount            Amount          Amount          Amount
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                            2,565,034         518,810         (286,147)       2,797,697
Pioneer Cullen Value Fund                      374,659          11,587          (84,296)         301,950
Pioneer Disciplined Growth Fund                528,201         241,400         (316,009)         453,592
Pioneer Disciplined Value Fund                 396,220         189,209             (899)         584,530
Pioneer Emerging Markets Fund                  147,295          27,630          (11,477)         163,448
Pioneer Equity Income Fund                     152,836             307           (9,087)         144,056
Pioneer Floating Rate Fund                     237,329          13,811           (3,464)         247,676
Pioneer Fund                                   339,089          29,122           (7,064)         361,147
Pioneer Fundamental Growth Fund                409,864              --          (94,098)         315,766
Pioneer Global Equity Fund                     542,591          21,331          (22,501)         541,421
Pioneer Global High Yield Fund               1,007,386          25,167          (25,486)       1,007,067
Pioneer Growth Opportunities Fund              223,088           2,209         (152,082)          73,215
Pioneer High Yield Fund                        466,119              --         (113,125)         352,994
Pioneer Independence Fund                       42,780              --          (42,132)             648
Pioneer International Value Fund               128,745          10,695           (5,760)         133,680
Pioneer Mid Cap Growth Fund                    213,630           3,607         (217,237)              --
Pioneer Select Mid Cap Growth Fund                  --         194,989          (89,644)         105,345
Pioneer Mid Cap Value Fund                     315,688          22,318           (5,104)         332,902
Pioneer Oak Ridge Large Cap Growth Fund         18,803              --          (18,308)             495
Pioneer Real Estate Shares Fund                227,667             306          (54,090)         173,883
Pioneer Research Fund                          815,392           9,386          (48,874)         775,904
Pioneer Short Term Income                    2,076,475          92,211          (77,962)       2,090,724
Pioneer Strategic Income Fund                  308,366          12,953           (9,683)         311,636
Pioneer Value Fund                              16,929              --          (16,206)             723

                                            Realized        Capital Gain      Dividend            Ending
Underlying Funds (Affiliated)              Gain (Loss)     Distributions       Income              Value
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                          $    18,979      $       --      $ 1,221,142     $ 26,494,194
Pioneer Cullen Value Fund                     (297,939)             --           76,771        5,495,486
Pioneer Disciplined Growth Fund                497,193         364,011           25,431        4,535,921
Pioneer Disciplined Value Fund                   1,557         439,784           56,267        5,038,647
Pioneer Emerging Markets Fund                   (1,359)             --               --        5,439,561
Pioneer Equity Income Fund                      32,644              --           73,918        3,676,305
Pioneer Floating Rate Fund                      (1,162)             --           74,966        1,716,392
Pioneer Fund                                   (72,724)             --          175,528       14,839,518
Pioneer Fundamental Growth Fund                181,475          89,494           20,595        3,574,471
Pioneer Global Equity                           21,533              --           57,687        5,360,066
Pioneer Global High Yield                      (66,376)             --          805,188       10,443,287
Pioneer Growth Opportunity Fund                (30,962)             --               --        2,059,552
Pioneer High Yield Fund                        (37,179)             --          213,569        3,586,424
Pioneer Independence Fund                       19,106              --               --            7,327
Pioneer International Value Fund                 6,031              --           40,746        2,654,885
Pioneer Mid Cap Value Fund                     (29,300)             --           62,711        7,343,815
Pioneer Oak Ridge Large Cap Growth Fund         (9,225)             --               --            6,077
Pioneer Real Estate Shares                    (566,648)             --           93,166        3,545,477
Pioneer Research Fund                          (77,780)             --           58,390        7,386,610
Pioneer Select Mid Cap Growth Fund            (201,883)             --               --        1,914,124
Pioneer Short Term Income                       (6,598)             --          675,892       20,321,839
Pioneer Strategic Income Fund                    1,498          10,308          188,381        3,409,299
Pioneer Value Fund                              (8,027)             --              396            8,302
                                           -----------      ----------      -----------     ------------
                                           $  (627,146)     $  903,596      $ 3,920,744     $138,857,579
                                           ===========      ==========      ===========     ============
--------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                         Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------------------------------
                                            Beginning       Acquisitions    Dispositions       Ending
                                           Shares/Par        Share/Par       Share/Par       Share/Par
Underlying Funds (Affiliated)                Amount           Amount          Amount           Amount
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                            2,545,237         633,365          (86,355)       3,092,247
Pioneer Cullen Value Fund                      712,374           3,410         (110,546)         605,238
Pioneer Disciplined Growth Fund                752,696          18,428           (4,739)         766,385
Pioneer Disciplined Value Fund                 642,512         107,765           (1,441)         748,836
Pioneer Emerging Markets Fund                  392,238          11,528           (2,308)         401,458
Pioneer Equity Income Fund                     440,962           2,116         (102,575)         340,503
Pioneer Fund                                   515,290          10,913             (396)         525,807
Pioneer Fundamental Growth Fund                860,074              --         (125,777)         734,297
Pioneer Global Equity Fund                   1,089,005           2,897          (10,022)       1,081,880
Pioneer Global High Yield Fund                 867,570              --         (102,124)         765,446
Pioneer Government Income                        4,579              --           (2,101)           2,478
Pioneer Growth Opportunities Fund              457,107             655         (299,190)         158,572
Pioneer High Yield Fund                        586,035              --         (260,675)         325,360
Pioneer Independence Fund                       41,820              --          (33,342)           8,478
Pioneer International Value Fund               332,973          93,637               --          426,610
Pioneer Mid Cap Growth Fund                    410,947              --         (410,947)              --
Pioneer Mid Cap Value Fund                     664,877         105,887         (101,823)         668,941
Pioneer Select Mid Cap Growth Fund                  --         411,182         (182,182)         229,000
Pioneer Oak Ridge Large Cap Growth Fund         51,533              --          (40,558)          10,975
Pioneer Oak Ridge Small Cap Growth Fund             --          43,295               --           43,295
Pioneer Real Estate Shares Fund                423,792              --          (76,828)         346,964
Pioneer Research Fund                        1,260,760              --          (73,852)       1,186,908
Pioneer Short Term Income                    1,669,831          76,109           (2,324)       1,743,616
Pioneer Strategic Income Fund                  183,858         262,727         (181,611)         264,974
Pioneer Value Fund                              59,595             --          (47,752)           11,843

                                            Realized        Capital Gain     Dividend          Ending
Underlying Funds (Affiliated)              Gain (Loss)     Distributions      Income           Value
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                          $    11,454      $       --      $ 1,295,232     $ 29,283,576
Pioneer Cullen Value Fund                     (453,618)             --          153,755       11,015,326
Pioneer Disciplined Growth Fund                  3,743         763,184           42,462        7,663,847
Pioneer Disciplined Value Fund                   2,686         556,586           72,061        6,454,967
Pioneer Emerging Markets Fund                      439              --               --       13,360,529
Pioneer Equity Income Fund                    (697,681)             --          184,130        8,689,637
Pioneer Fund                                    (3,913)             --          255,568       21,605,407
Pioneer Fundamental Growth Fund                224,100         208,705           47,908        8,312,244
Pioneer Global Equity                           14,204              --          115,240       10,710,613
Pioneer Global High Yield                     (175,662)             --          650,881        7,937,672
Pioneer Government Income                        1,763              --            1,331           24,680
Pioneer Growth Opportunity Fund                (27,271)             --               --        4,460,630
Pioneer High Yield Fund                        288,133              --          240,914        3,305,662
Pioneer Independence Fund                      133,023              --               --           95,806
Pioneer International Value Fund                    --              --          129,749        8,472,472
Pioneer Mid Cap Growth Fund                     (1,619)             --               --               --
Pioneer Mid Cap Value Fund                    (661,123)             --          125,680       14,756,839
Pioneer Oak Ridge Large Cap Growth Fund        (48,050)             --               --          134,774
Pioneer Oak Ridge Small Cap Growth Fund             --              --               --        1,258,167
Pioneer Real Estate Shares                    (900,748)             --          186,411        7,074,587
Pioneer Research Fund                         (144,209)             --           89,222       11,299,367
Pioneer Select Mid Cap Growth Fund            (407,649)             --               --        4,160,924
Pioneer Short Term Income                          (80)             --          555,472       16,947,945
Pioneer Strategic Income Fund                   (2,278)         10,878          168,236        2,898,821
Pioneer Value Fund                            (126,386)             --            4,106          136,075
                                           -----------      ----------      -----------     ------------
                                           $(2,970,742)     $1,539,353      $ 4,318,360     $200,060,567
                                           ===========      ==========      ===========     ============
--------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.    Subsequent Events
In preparing these financials statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate and Growth Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (collectively, the "Portfolios"), two of the portfolios constituting the Pioneer Variable Contracts Trust (the Trust), as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Portfolios' custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation and Pioneer Ibbotson Growth Allocation VCT Portfolios, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2010, in the third quintile of its Morningstar category for the three year period ended June 30, 2010, and in the second quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
                                                            the Trust is 60 State Street, Boston, Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.    The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Chairman of the    Trustee since 1994. Serves
                              Board, Trustee     until a successor trustee is
                              and President      elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury           Trustee and        Trustee since 2007. Serves
(52)*                         Executive Vice     until a successor trustee is
                              President          elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Non-Executive Chairman and a director of Pioneer Investment       None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a director of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury           Director, CEO and President of PIM-USA (since February            None
(52)*                         2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice President of all of the Pioneer Funds (since
                              March 2007); Director of PGAM (2007 - 2010); Head of New
                              Europe Division, PGAM (2000 - 2005); and Head of New Markets
                              Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolios' investment adviser and certain of its affiliates.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee            Trustee since 2005. Serves
                                                 until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)             Trustee            Trustee since 2000. Serves
                                                 until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee            Trustee since 2008. Serves
(66)                                             until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham          Trustee            Trustee since 2000. Serves
(63)                                             until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Interim Chief Executive Officer, Oxford Analytica, Inc.           Director of Enterprise
                              (privately held research and consulting company) (2010 -          Community Investment, Inc.
                              present); Managing Partner, Federal City Capital Advisors         (privately held affordable
                              (corporate advisory services company) (1997 - 2004 and 2008       housing finance company) (1985
                              - present); Executive Vice President and Chief Financial          - present); Director of Oxford
                              Officer, I-trax, Inc. (publicly traded health care services       Analytica, Inc. (2008 -
                              company) (2004 - 2007); and Executive Vice President and          present); Director of The
                              Chief Financial Officer, Pedestal Inc. (internet-based            Swiss Helvetia Fund, Inc.
                              mortgage trading company) (2000 - 2002)                           (closed-end fund) (2010 -
                                                                                                present); and Director of New
                                                                                                York Mortgage Trust (publicly
                                                                                                traded mortgage REIT) (2004 -
                                                                                                2009)
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)             President, Bush International, LLC (international financial       Director of Marriott
                              advisory firm) (1991 - present); Managing Director, Federal       International, Inc. (2008 -
                              Housing Finance Board (oversight of Federal Home Loan Bank        present); Director of Discover
                              system) (1989 - 1991); Vice President and Head of                 Financial Services (credit
                              International Finance, Federal National Mortgage Association      card issuer and electronic
                              (1988 - 1989); U.S. Alternate Executive Director,                 payment services) (2007 -
                              International Monetary Fund (1984 - 1988); Executive              present); Former Director of
                              Assistant to Deputy Secretary of the U.S. Treasury, U.S.          Briggs & Stratton Co. (engine
                              Treasury Department (1982 - 1984); and Vice President and         manufacturer) (2004 - 2009);
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -       Director of UAL Corporation
                              1982)                                                             (airline holding company)
                                                                                                (2006 - present); Director of
                                                                                                ManTech International
                                                                                                Corporation (national
                                                                                                security, defense, and
                                                                                                intelligence technology firm)
                                                                                                (2006 - present); Member,
                                                                                                Board of Governors, Investment
                                                                                                Company Institute (2007 -
                                                                                                present); Former Director of
                                                                                                Brady Corporation (2000 -
                                                                                                2007); Former Director of
                                                                                                Mortgage Guaranty Insurance
                                                                                                Corporation (1991 - 2006);
                                                                                                Former Director of Millennium
                                                                                                Chemicals, Inc. (commodity
                                                                                                chemicals) (2002 - 2005);
                                                                                                Former Director, R.J. Reynolds
                                                                                                Tobacco Holdings, Inc.
                                                                                                (tobacco) (1999 - 2005); and
                                                                                                Former Director of Texaco,
                                                                                                Inc. (1997 - 2001)
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          William Joseph Maier Professor of Political Economy, Harvard      Trustee, Mellon Institutional
(66)                          University (1972 - present)                                       Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversaw 17
                                                                                                portfolios in fund complex)
                                                                                                (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham          Founding Director, Vice President and Corporate Secretary,        None
(63)                          The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and
                              Organizational Learning, Xerox PARC, Xerox's Advance
                              Research Center (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee            Trustee since 2006. Serves
                                                 until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)      Trustee            Trustee since 1995. Serves
                                                 until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee            Trustee since 2008. Serves
                                                 until a successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc.            Director, Broadridge Financial
                              (technology products for securities lending industry) (2008       Solutions, Inc. (investor
                              - present); private investor (2004 - 2008); and Senior            communications and securities
                              Executive Vice President, The Bank of New York (financial         processing provider for
                              and securities services) (1986 - 2004)                            financial services industry)
                                                                                                (2009 - present); and
                                                                                                Director, Quadriserv, Inc.
                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)      President and Chief Executive Officer, Newbury, Piret &           Director of New America High
                              Company, Inc. (investment banking firm) (1981 - present)          Income Fund, Inc. (closed-end
                                                                                                investment company) (2004 -
                                                                                                present); and member, Board of
                                                                                                Governors, Investment Company
                                                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -        Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to          Fund, Inc. (closed-end
                              1998)                                                             investment company); and
                                                                                                Director, AMVESCAP, PLC
                                                                                                (investment manager) (1997 -
                                                                                                2005)
------------------------------------------------------------------------------------------------------------------------------


Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary          Since 2010. Serves at the
                                                 discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant          Since 2010. Serves at the
                              Secretary          discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant          Since 2010. Serves at the
                              Secretary          discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer          Since 2008. Serves at the
                                                 discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant          Since 2000. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant          Since 2002. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant          Since 2009. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief              Since 2010. Serves at the
                              Compliance         discretion of the Board.
                              Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                              HELD BY THIS OFFICER
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer           None
                              since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                              Funds from September 2003 to May 2010; and Vice President
                              and Senior Counsel of Pioneer from July 2002 to December
                              2007
--------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)        Fund Governance Director of Pioneer since December 2006 and       None
                              Assistant Secretary of all the Pioneer Funds since June
                              2010; Manager - Fund Governance of Pioneer from December
                              2003 to November 2006; and Senior Paralegal of Pioneer from
                              January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary        None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and              None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                              Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant Vice President - Fund Accounting, Administration        None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)            Fund Accounting Manager - Fund Accounting, Administration         None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting,                    None
                              Administration and Controllership Services since November
                              2008; Assistant Treasurer of all of the Pioneer Funds since
                              January 2009; and Client Service Manager - Institutional
                              Investor Services at State Street Bank from March 2003 to
                              March 2007
--------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer        None
                              Funds since March 2010; Director of Adviser and Portfolio
                              Compliance at Pioneer since October 2005; and Senior
                              Compliance Officer for Columbia Management Advisers, Inc.
                              from October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18685-05-0211


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

 Portfolio and Performance Update                                             2
 Comparing Ongoing Portfolio Expenses                                         3
 Portfolio Management Discussion                                              4
 Schedule of Investments                                                      7
 Financial Statements                                                        11
 Notes to Financial Statements                                               16
 Report of Independent Registered Public
   Accounting Firm                                                           20
 Approval of Investment Advisory Agreement                                   21
 Trustees, Officers and Service Providers                                    24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Diversification Portfolio
(As a percentage of total investment portfolio)

[THE FOLLOWING IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

U.S. Common Stocks                                 90.1%
Temporary Cash Investments                          8.9%
Depositary Receipts for International Stocks        1.0%

[THE FOLLOWING IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                         26.1%
Industrials                                        12.1%
Energy                                             11.4%
Consumer Discretionary                             10.6%
Information Technology                             10.2%
Utilities                                           9.7%
Health Care                                         7.3%
Materials                                           5.4%
Consumer Staples                                    4.9%
Telecommunication Services                          2.3%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Unum Group                                      2.41%
2. Moody's Corp.                                   2.21
3. Northern Trust Corp.                            1.89
4. Compuware Corp.                                 1.88
5. Ingersoll-Rand Plc                              1.86

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                12/31/10         12/31/09
Class I                                  $ 16.93          $ 14.48
Class II                                 $ 16.83          $ 14.41

                           Net
Distributions per Share    Investment    Short-Term       Long-Term
(1/1/10 - 12/31/10)        Income        Capital Gains    Capital Gains
Class I                    $ 0.1588      $ -              $ -
Class II                   $ 0.1337      $ -              $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

          Pioneer Mid Cap Value       Pioneer Mid Cap Value      Russell Midcap
          VCT Portfolio, Class I     VCT Portfolio, Class II      Value Index
12/00             $10,000                    $10,000                 $10,000
12/01             $10,649                    $10,622                 $10,233
12/02             $ 9,455                    $ 9,414                 $ 9,246
12/03             $12,998                    $12,905                 $12,765
12/04             $15,873                    $15,714                 $15,791
12/05             $17,125                    $16,915                 $17,788
12/06             $19,281                    $18,990                 $21,385
12/07             $20,357                    $20,005                 $21,080
12/08             $13,521                    $13,252                 $12,976
12/09             $16,980                    $16,600                 $17,415
12/10             $20,074                    $19,570                 $21,725

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------
                                                       Class I          Class II
--------------------------------------------------------------------------------
10 Years                                                7.22%            6.94%
5 Years                                                 3.23%            2.96%
1 Year                                                 18.22%           17.89%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                    $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/10                     $ 1,232.23       $ 1,230.20
Expenses Paid During Period*                         $     4.16       $     5.57

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

--------------------------------------------------------------------------------
Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/10                    $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/10                     $ 1,021.48       $ 1,020.21
Expenses Paid During Period*                         $     3.77       $     5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

Domestic stocks generated strong returns over the 12 months ended December 31, 2010, even after undergoing temporary market setbacks occasioned by doubts about the strength of the economic recovery. For most of the year, investors bid up stock prices as corporate earnings continued to improve and evidence accumulated that the economy was strengthening, although at a modest pace. In the following interview, Rod Wright, senior vice president at Pioneer Investments, discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12 months ended December 31, 2010. Mr. Wright is leader of the investment team managing the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned 18.22% at net asset value over the 12 months ended December 31, 2010, and Class II shares returned 17.89%, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell index), returned 24.75%. Over the same period, the average return of the 42 variable portfolios in Lipper's Mid Cap Value Underlying Funds category was 22.94%.

Q: What were the principal factors affecting the Portfolio's performance over the 12 months ended December 31, 2010?

A: It was a strong year for investing in equities generally, with mid-cap stocks outperforming larger-cap equities. The Portfolio generated returns almost double the long-term average for mid-cap value stocks, but nevertheless lagged the performance of both the Russell Index and its Lipper peers. Most of the Portfolio's relative underperformance came during the first half of the fiscal year ended December 31, 2010, when our emphasis on better-quality companies with solid financials proved to be a disadvantage in a rally led by more cyclical, speculative and lower-quality stocks. The situation was somewhat different in the second half of the Portfolio's fiscal year, when market performance was led by smaller companies in the mid-cap universe. The Portfolio had less exposure to smaller-capitalization companies than the Russell Index.

Q: What types of holdings had the greatest influence on the Portfolio's performance results over the 12 months ended December 31, 2010?

A: In general, sector allocation was positive for the Portfolio's performance, but stock selection was a drag on returns. The Portfolio's investments in the financials, energy and consumer discretionary sectors tended to hold back performance, while stock selections in materials and consumer staples contributed to benchmark-relative performance.

      In the financials group, our quality focus for the Portfolio proved disadvantageous when many of the companies with weaker balance sheets and beaten-down share prices performed the best. The two biggest disappointments in the Portfolio were Lazard, an investment banking and asset management firm, and Assured Guaranty, an insurer of municipal bonds. Lazard's share price fell for a variety of reasons, starting with the unexpected death of its chief executive officer, and subsequent stock sales by company insiders, including the late chief executive's estate. Then, investors reacted negatively to a new compensation plan that appeared to favor managers over shareholders. While all that was going on, investment firms that were more heavily dependent on commissions from trading volumes generated strong earnings gains, outstripping Lazard, which relies more on fee income. Assured

A Word About Risk:

Mid-sized companies may offer the potential for higher returns but are also subject to greater short-term price fluctuations than those in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Guaranty underperformed when investors became more worried that financial problems in municipalities had increased the risk that some cities or towns might default on their debt obligations. We sold the Portfolio's positions in both Lazard and Assured Guaranty.

      In energy, the Portfolio's biggest detractor was Consol Energy, a coal company whose performance tends to be highly correlated with movements in commodity prices. The Portfolio held the stock early in the period when it underperformed, as the prices of coal and other energy commodities declined. After we sold the Portfolio's position, the price of coal started to increase and the Portfolio's lack of exposure to Consol, a major component of the Russell Index, held back benchmark-relative performance. The largest detractor from Portfolio performance in the consumer discretionary sector was a position in electronics retailer Best Buy, whose stock price felt the effects of lower-than-expected sales and pricing pressure from online competitors.

      On the positive side, stock selections in materials helped Portfolio performance over the 12-month period, as demand improved. The two best performers in the group were similar corporations. The Portfolio's first investment was in Airgas, a chemical company specializing in producing gases for industrial and health care companies. The company performed well both because demand increased and because it received an acquisition offer from Air Products, a corporation in a very similar business. While we took profits and sold the Portfolio's holding in Airgas after its stock price appreciated, we established a position in Air Products when its share price declined to an attractive level following its acquisition offer. The share price of Air Products then started moving higher. In consumer staples, the Portfolio's top contributor was Constellation Brands, a marketer of wines and liquors. Other investments in the sector that helped performance included cosmetics firm Estee Lauder and candy company Hershey. Outside of those areas, one of the leading contributors to the Portfolio's performance results over the 12-month period was a position in technology corporation Compuware, which gained as it transitioned from its old business providing software used with mainframe computers to its newer divisions, which focus on network management and business applications on the Internet.

Q:    What is your investment outlook?

A: Looking ahead to 2011, we are somewhat optimistic, both because of the longer-term outlook for equities and because of the Portfolio's positioning. In general, we believe stocks are attractively valued -- on an absolute basis, from the perspective of historical prices and in relation to other asset classes. While challenges do remain in equity investing, we think stocks offer compelling value, especially in the United States.

      On the domestic front, we anticipate continued, but slow, expansion of the economy, accompanied by some progress in the jobs market and a more business-friendly attitude from the federal government. Those factors should lead to improved consumer confidence and a more positive environment for stocks, especially in a period of modest valuations. It is important to remember that the stock market recorded major gains in both 2009 and in 2010, however, and so it may be unrealistic to expect dramatic positive performance in 2011. It may be reasonable, however, to expect moderate, positive returns.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                           (continued)
--------------------------------------------------------------------------------

      The Portfolio remains overweighted in health care, as we think that government reforms to the system will not be as negative for the industry as some critics have portrayed. We also have taken advantage of attractive prices in the information technology sector, where we continue to see companies benefiting from good cash flow. We believe we also have identified attractive opportunities for the Portfolio in the industrials, energy, consumer discretionary and materials sectors.

      Looking at the economy, we think inflationary pressures remain benign, although we are closely monitoring the effects of governmental monetary policy and the economic rebound. Interest rates remain low and we do not think modest increases in rates should necessarily have a negative effect on equities. Our biggest concern, however, is the value of the U.S. dollar.

      We continue to have confidence in our investment discipline for the Portfolio, which focuses on higher-quality businesses with attractive valuations; and we believe the market, over time, will recognize the value of the Portfolio's holdings, which could lead to healthy returns on a risk-adjusted basis.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

Shares                                                                 Value
             COMMON STOCKS - 96.7%
             Energy - 11.0%
             Integrated Oil & Gas  - 2.8%
   68,900    Murphy Oil Corp.                                   $  5,136,495
   89,801    QEP Resources, Inc.                                   3,260,674
                                                                ------------
                                                                $  8,397,169
                                                                ------------
             Oil & Gas Drilling - 1.4%
  174,980    Nabors Industries, Inc.*                           $  4,105,031
                                                                ------------
             Oil & Gas Equipment & Services - 1.1%
   63,600    Cameron International Corp.*                       $  3,226,428
                                                                ------------
             Oil & Gas Exploration & Production - 4.3%
   62,635    Devon Energy Corp.                                 $  4,917,474
   59,490    Noble Affiliates, Inc.                                5,120,899
  149,800    Petrohawk Energy Corp.*                               2,733,850
                                                                ------------
                                                                $ 12,772,223
                                                                ------------
             Oil & Gas Refining & Marketing - 1.4%
  180,645    Valero Energy Corp.                                $  4,176,512
                                                                ------------
             Total Energy                                       $ 32,677,363
                                                                ------------
             Materials - 5.3%
             Commodity Chemicals - 0.8%
   56,200    Celanese Corp.                                     $  2,313,754
                                                                ------------
             Diversified Chemical - 0.8%
   30,130    PPG Industries, Inc.                               $  2,533,029
                                                                ------------
             Industrial Gases - 0.7%
   22,845    Air Products & Chemicals, Inc.                     $  2,077,753
                                                                ------------
             Metal & Glass Containers - 1.3%
  122,490    Owens-Illinois, Inc.*                              $  3,760,443
                                                                ------------
             Paper Packaging - 0.7%
   91,905    Temple-Inland, Inc.                                $  1,952,062
                                                                ------------
             Paper Products - 1.0%
  107,985    International Paper Co.                            $  2,941,511
                                                                ------------
             Total Materials                                    $ 15,578,552
                                                                ------------
             Capital Goods - 10.7%
             Aerospace & Defense - 1.4%
   57,645    L-3 Communications Holdings, Inc.                  $  4,063,396
                                                                ------------
             Construction & Engineering - 1.5%
   69,000    Fluor Corp.                                        $  4,571,940
                                                                ------------
             Industrial Conglomerates - 1.2%
  149,330    Textron, Inc. (b)                                  $  3,527,175
                                                                ------------
             Industrial Machinery - 6.6%
   45,950    Crane Co.                                          $  1,887,167
   26,750    Eaton Corp.                                           2,715,393
  113,300    Ingersoll-Rand Plc                                    5,335,297
   77,234    Kennametal, Inc.                                      3,047,654
   58,330    Snap-On, Inc.                                         3,300,311
   44,815    SPX Corp.                                             3,203,824
                                                                ------------
                                                                $ 19,489,646
                                                                ------------
             Total Capital Goods                                $ 31,652,157
                                                                ------------
             Commercial Services & Supplies - 1.0%
             Human Resource & Employment Services - 1.0%
   56,500    Towers Watson & Co.                                $  2,941,390
                                                                ------------
             Total Commercial Services &
             Supplies                                           $  2,941,390
                                                                ------------
             Automobiles & Components - 0.6%
             Motorcycle Manufacturers - 0.6%
   54,419    Harley-Davidson, Inc.                              $  1,886,707
                                                                ------------
             Total Automobiles &
             Components                                         $  1,886,707
                                                                ------------
             Consumer Durables & Apparel - 3.1%
             Homebuilding - 1.8%
  157,600    D.R. Horton, Inc.*                                 $  1,880,168
  177,775    Toll Brothers, Inc.*                                  3,377,725
                                                                ------------
                                                                $  5,257,893
                                                                ------------
             Housewares & Specialties - 1.3%
   66,676    Fortune Brands, Inc.                               $  4,017,229
                                                                ------------
             Total Consumer Durables &
             Apparel                                            $  9,275,122
                                                                ------------
             Consumer Services - 1.4%
             Hotels, Resorts & Cruise Lines - 0.9%
   89,250    Wyndham Worldwide Corp.                            $  2,673,930
                                                                ------------
             Restaurants - 0.5%
   72,605    Jack In The Box, Inc.*                             $  1,534,144
                                                                ------------
             Total Consumer Services                            $  4,208,074
                                                                ------------
             Media - 2.7%
             Advertising - 0.4%
  118,090    The Interpublic Group of
             Companies, Inc.                                    $  1,254,116
                                                                ------------
             Broadcasting - 1.6%
  247,800    CBS Corp. (Class B)                                $  4,720,590
                                                                ------------
             Movies & Entertainment - 0.7%
   49,702    Viacom, Inc. (Class B)                             $  1,968,696
                                                                ------------
             Total Media                                        $  7,943,402
                                                                ------------
             Retailing - 2.3%
             Computer & Electronics Retail - 1.5%
  128,460    Best Buy Co., Inc.                                 $  4,404,893
                                                                ------------
             Specialty Stores - 0.8%
  110,700    Staples, Inc.                                      $  2,520,639
                                                                ------------
             Total Retailing                                    $  6,925,532
                                                                ------------
             Food, Beverage & Tobacco - 4.8%
             Brewers - 0.9%
   53,287    Molson Coors Brewing Co. (Class B)                 $  2,674,475
                                                                ------------
             Distillers & Vintners - 1.3%
  173,035    Constellation Brands, Inc.*                        $  3,832,725
                                                                ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
             Packaged Foods & Meats - 2.6%
  130,300    ConAgra, Inc.                                      $  2,942,174
  114,210    Sara Lee Corp.                                        1,999,817
   39,915    The J.M. Smucker Co.                                  2,620,420
                                                                ------------
                                                                $  7,562,411
                                                                ------------
             Total Food, Beverage & Tobacco                     $ 14,069,611
                                                                ------------
             Health Care Equipment & Services - 4.3%
             Health Care Equipment - 1.0%
   78,000    Medtronic, Inc.*                                   $  2,893,020
                                                                ------------
             Managed Health Care - 3.3%
  110,873    AETNA, Inc.                                        $  3,382,735
   92,000    CIGNA Corp.                                           3,372,720
   56,715    Humana, Inc.*                                         3,104,579
                                                                ------------
                                                                $  9,860,034
                                                                ------------
             Total Health Care Equipment &
             Services                                           $ 12,753,054
                                                                ------------
             Pharmaceuticals & Biotechnology - 2.7%
             Life Sciences Tools & Services - 1.1%
   61,090    Thermo Fisher Scientific, Inc.*                    $  3,381,942
                                                                ------------
             Pharmaceuticals - 1.6%
  103,615    Forest Laboratories, Inc.*                         $  3,313,608
   66,715    Mylan, Inc.*                                          1,409,688
                                                                ------------
                                                                $  4,723,296
                                                                ------------
             Total Pharmaceuticals &
             Biotechnology                                      $  8,105,238
                                                                ------------
             Banks - 5.4%
             Diversified Banks - 1.4%
  100,290    Comerica, Inc. (b)                                 $  4,236,250
                                                                ------------
             Regional Banks - 4.0%
  123,135    Associated Banc-Corp. (b)                          $  1,865,495
  364,324    KeyCorp                                               3,224,267
   54,350    PNC Bank Corp.                                        3,300,132
1,047,130    Popular, Inc.*                                        3,287,988
                                                                ------------
                                                                $ 11,677,882
                                                                ------------
             Total Banks                                        $ 15,914,132
                                                                ------------
             Diversified Financials - 5.3%
             Asset Management & Custody Banks - 1.8%
   97,660    Northern Trust Corp.                               $  5,411,341
                                                                ------------
             Investment Banking & Brokerage - 1.4%
  211,700    TD Ameritrade Holding Corp.                        $  4,020,183
                                                                ------------
             Specialized Finance - 2.1%
  238,680    Moody's Corp. (b)                                  $  6,334,567
                                                                ------------
             Total Diversified Financials                       $ 15,766,091
                                                                ------------
             Insurance - 8.4%
             Life & Health Insurance - 3.8%
  160,400    Lincoln National Corp.                             $  4,460,724
  284,594    UNUM Group                                            6,892,867
                                                                ------------
                                                                $ 11,353,591
                                                                ------------
             Multi-Line Insurance - 1.7%
  185,005    Hartford Financial Services Group, Inc.            $  4,900,782
                                                                ------------
             Property & Casualty Insurance - 1.2%
   99,615    Axis Capital Holdings, Ltd.                        $  3,574,186
                                                                ------------
             Reinsurance - 1.7%
   76,992    Renaissance Re Holdings, Ltd.                      $  4,903,620
                                                                ------------
             Total Insurance                                    $ 24,732,179
                                                                ------------
             Real Estate - 6.2%
             Industrial Real Estate Investment Trust - 0.7%
  115,473    First Potomac Realty Trust                         $  1,942,256
                                                                ------------
             Mortgage Real Estate Investment Trust - 1.0%
  168,560    Annaly Capital Management, Inc.                    $  3,020,595
                                                                ------------
             Office Real Estate Investment Trust - 2.9%
   12,841    Boston Properties, Inc. (b)                        $  1,105,610
   99,234    Douglas Emmett, Inc.                                  1,647,284
  125,600    Duke Realty Investments, Inc.*                        1,564,976
   62,103    Kilroy Realty Corp.                                   2,264,896
   56,200    Mack-Cali Realty Corp.                                1,857,972
                                                                ------------
                                                                $  8,440,738
                                                                ------------
             Residential Real Estate Investment Trust - 0.4%
   25,740    Equity Residential Property Trust                  $  1,337,193
                                                                ------------
             Specialized Real Estate Investment Trust - 1.2%
  196,105    Host Hotels & Resorts, Inc.                        $  3,504,396
                                                                ------------
             Total Real Estate                                  $ 18,245,178
                                                                ------------
             Software & Services - 3.8%
             Application Software - 1.8%
  461,007    Compuware Corp.*                                   $  5,379,952
                                                                ------------
             Data Processing & Outsourced Services - 2.0%
   77,933    Computer Sciences Corp.*                           $  3,865,477
   32,120    Fiserv, Inc.*                                         1,880,947
                                                                ------------
                                                                $  5,746,424
                                                                ------------
             Total Software & Services                          $ 11,126,376
                                                                ------------
             Technology Hardware & Equipment - 3.7%
             Communications Equipment - 0.5%
  308,400    Brocade Communications Systems,
             Inc.*                                              $  1,631,436
                                                                ------------
             Computer Hardware - 1.0%
  217,500    Dell, Inc.*                                        $  2,947,125
                                                                ------------
             Computer Storage & Peripherals - 0.9%
   75,400    Western Digital Corp.*                             $  2,556,060
                                                                ------------
             Office Electronics - 1.3%
  331,705    Xerox Corp.                                        $  3,821,242
                                                                ------------
             Total Technology Hardware &
             Equipment                                          $ 10,955,863
                                                                ------------
             Semiconductors - 2.4%
             Semiconductor Equipment - 1.1%
   82,500    ASM Lithography Holdings NV                        $  3,165,113
                                                                ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                 Value
             Semiconductors - 1.3%
   79,345    Analog Devices, Inc.                               $  2,988,926
  127,900    Micron Technology, Inc.*                              1,025,758
                                                                ------------
                                                                $  4,014,684
                                                                ------------
             Total Semiconductors                               $  7,179,797
                                                                ------------
             Telecommunication Services - 2.2%
             Integrated Telecommunication Services - 1.3%
   81,520    CenturyLink, Inc. (b)                              $  3,763,778
                                                                ------------
             Wireless Telecommunication Services - 0.9%
   61,200    NII Holdings, Inc.*                                $  2,733,192
                                                                ------------
             Total Telecommunication
             Services                                           $  6,496,970
                                                                ------------
             Utilities - 9.4%
             Electric Utilities - 4.1%
   97,660    DPL, Inc.                                          $  2,510,839
   69,073    Edison International, Inc.                            2,666,218
   35,200    Exelon Corp.                                          1,465,728
   40,775    FirstEnergy Corp. (b)                                 1,509,491
  156,260    PPL Corp.                                             4,112,763
                                                                ------------
                                                                $ 12,265,039
                                                                ------------
             Multi-Utilities - 5.3%
  114,730    Ameren Corp.                                       $  3,234,239
  168,675    CMS Energy Corp. (b)                                  3,137,355
   67,935    Consolidated Edison, Inc.                             3,367,538
  109,164    Public Service Enterprise Group, Inc.                 3,472,507
   45,950    Sempra Energy Co.                                     2,411,456
                                                                ------------
                                                                $ 15,623,095
                                                                ------------
             Total Utilities                                    $ 27,888,134
                                                                ------------
             TOTAL COMMON STOCKS
             (Cost $242,135,685)                                $286,320,922
                                                                ------------
Principal
Amount ($)
             TEMPORARY CASH INVESTMENTS - 9.5%
             Repurchase Agreements - 3.8%
2,550,000    Barclays Plc, 0.10%, dated
             12/31/10, repurchase price of
             $2,550,000 plus accrued interest on
             1/3/11 collateralized by $2,601,001
             U.S. Treasury Strip, 1.25%, 4/15/14                $  2,550,000
2,550,000    BNP Paribas SA, 0.15%, dated
             12/31/10, repurchase price of
             $2,550,000 plus accrued interest on
             1/3/11 collateralized by the following:
             $309,243 U.S. Treasury Strip,
             0.0%, 8/15/22 - 5/15/28
             $272,210 U.S. Treasury Bond,
             4.375%, 2/15/38
             $2,019,549 U.S. Treasury Notes,
             2.375%, 8/31/14                                       2,550,000
             Repurchase Agreements - (continued)
2,550,000    Deutsche Bank, 0.18%, dated
             12/31/10, repurchase price of
             $2,550,000 plus accrued interest on
             1/3/11 collateralized by the
             following:
             $1,025,641 U.S. Treasury Strip,
             0.0%, 2/15/36
             $1,575,360 U.S. Treasury Inflation
             Protected Security, 0.0%,
             8/15/22                                            $  2,550,000
3,675,000    Societe Generale SA, 0.20%, dated
             12/31/10, repurchase price of
             $3,675,000 plus accrued interest on
             1/3/11 collateralized by the
             following:                                            3,675,000
                                                                ------------
             $3,565,111 U.S. Treasury Notes,
             0.5%, 10/15/13
             $183,389 U.S. Treasury Bill, 0.0%,
             12/15/11
             Total Repurchase Agreements                        $ 11,325,000
                                                                ------------
             Securities Lending Collateral - 5.7% (c)
             Certificates of Deposit:
  473,377    Bank of Nova Scotia,
             0.37%, 9/29/11                                     $    473,377
  331,364    BBVA Group NY, 0.61%, 7/26/11                           331,364
  345,300    BNP Paribas Bank NY, 0.1%, 1/3/11                       345,300
  236,689    BNP Paribas Bank NY,
             0.29%, 2/8/11                                           236,689
  236,689    BNP Paribas Bank NY,
             0.3%, 1/20/11                                           236,689
  473,377    Canadian Imperial Bank of Commerce
             NY, 0.29%, 4/27/11                                      473,377
  473,377    DnB NOR Bank ASA NY, 0.25%,
             3/7/11                                                  473,377
  236,674    National Australia Bank NY, 0.31%,
             10/19/11                                                236,674
  473,377    RaboBank Netherland NV NY, 0.31%,
             8/8/11                                                  473,377
  473,377    Royal Bank of Canada NY, 0.44%,
             12/2/11                                                 473,377
  236,689    SocGen NY, 0.30%, 2/10/11                               236,689
  473,377    Westpac Banking Corp. NY, 0.44%,
             12/6/11                                                 473,377
                                                                ------------
                                                                $  4,463,667
                                                                ------------
             Commercial Paper:
  284,026    American Honda Finance, 0.30%,
             5/4/11                                             $    284,026
  190,045    American Honda Finance, 1.05%,
             6/20/11                                                 190,045

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                             Value
             Commercial Paper: (continued)
  173,891    Australia & New Zealand Banking
             Group, 0.89%, 8/4/11                               $    173,891
  482,239    Caterpillar Financial Services Corp.,
             1.05%, 6/24/11                                          482,239
  520,715    CBA, 0.32%, 1/3/11                                      520,715
  141,974    CHARFD, 0.26%, 2/8/11                                   141,974
  236,632    FAIRPP, 0.27%, 2/2/11                                   236,632
  243,027    FAIRPP, 0.27%, 3/7/11                                   243,027
  473,417    Federal Home Loan Bank,
             0.37%, 6/1/11                                           473,417
  236,686    GE Corp., 0.34%, 1/26/11                                236,686
  236,770    General Electric Capital Corp.,
             0.38%, 4/28/11                                          236,770
   47,319    General Electric Capital Corp.,
             0.38%, 6/6/11                                            47,319
  473,132    OLDLLC, 0.27%, 3/11/11                                  473,132
  473,188    SEB, 0.39%, 2/7/11                                      473,188
  568,050    SOCNAM, 0.1%, 1/3/11                                    568,050
  236,664    SOCNAM, 0.29%, 1/14/11                                  236,664
  283,847    STDFIN, 0.6%, 2/8/11                                    283,847
  473,272    STRAIT, 0.25%, 2/2/11                                   473,272
  236,673    TBLLC, 0.27%, 1/10/11                                   236,673
  236,632    TBLLC, 0.27%, 2/2/11                                    236,632
  473,377    Toyota Motor Credit Corp.,
             0.44%, 9/8/11                                           473,377
  189,291    VARFUN, 0.26%, 2/14/11                                  189,291
  288,520    VARFUN, 0.27%, 1/20/11                                  288,520
  284,032    Wachovia, 0.40%, 3/22/11                                284,032
  189,474    Wachovia, 0.42%, 10/15/11                               189,474
                                                                ------------
                                                                $  7,672,893
                                                                ------------
             Tri-party Repurchase
             Agreements:
  691,131    Deutsche Bank Securities, Inc.,
             0.22%, 1/3/11                                      $    691,131
  946,755    HSBC Bank USA NA, 0.21%, 1/3/11                         946,755
1,372,795    RBS Securities, Inc., 0.25%, 1/3/11                   1,372,795
                                                                ------------
                                                                $  3,010,681
                                                                ------------
Shares
             Money Market Mutual Funds:
  757,405    Dreyfus Preferred Money Market Fund                $    757,405
  757,404    Fidelity Prime Money Market Fund                        757,404
                                                                ------------
                                                                $  1,514,809
                                                                ------------
             Total Securities Lending
             Collateral                                         $ 16,662,050
                                                                ------------
             TOTAL TEMPORARY CASH
             INVESTMENTS
             (Cost $27,987,050)                                 $ 27,987,050
                                                                ------------
             TOTAL INVESTMENT IN SECURITIES - 106.2%
             (Cost $270,121,735) (a)                            $314,307,972
                                                                ------------
             OTHER ASSETS AND
             LIABILITIES - (6.2)%                               $(18,366,494)
                                                                ------------
             TOTAL NET ASSETS - 100.0%                          $295,941,478
                                                                ============

*     Non-income producing security.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $272,128,291 was as follows:

      Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost          $44,051,256
      Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value           (1,871,575)
                                                                    -----------
      Net unrealized gain                                           $42,179,681
                                                                    ===========

(b)   At December 31, 2010, the following securities were out on loan:

      Shares          Description                                       Value
       60,000    Associated Banc-Corp.                               $   909,000
       12,500    Boston Properties, Inc.                               1,076,250
       20,500    CenturyLink, Inc.                                       946,485
      129,900    CMS Energy Corp.                                      2,416,140
       65,000    Comerica, Inc.                                        2,745,600
       40,300    FirstEnergy Corp.                                     1,491,906
      126,700    Moody's Corp.                                         3,362,618
      137,000    Textron, Inc.                                         3,235,940
                                                                     -----------
                 Total                                               $16,183,940
                                                                     ===========

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $255,529,730 and $245,393,594, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                     Level 1        Level 2      Level 3       Total
Common Stocks     $286,320,922    $         -       $  -    $286,320,922
Temporary Cash
  Investments                -     26,472,241          -      26,472,241
Money Market
  Mutual Funds       1,514,809              -          -       1,514,809
                  ------------    -----------       ----    ------------
  Total           $287,835,731    $26,472,241       $  -    $314,307,972
                  ============    ===========       ====    ============

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year         Year         Year          Year         Year
                                                        Ended        Ended       Ended          Ended       Ended
                                                      12/31/10     12/31/09     12/31/08      12/31/07     12/31/06
Class I
Net asset value, beginning of period                  $  14.48     $  11.72     $  19.22      $  20.32     $  25.00
                                                      --------     --------     --------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.18     $   0.20     $   0.23      $   0.21     $   0.20
 Net realized and unrealized gain (loss) on
  investments                                             2.43         2.76        (6.24)         1.11         1.98
                                                      --------     --------     --------      --------     --------
  Net increase (decrease) from investment
    operations                                        $   2.61     $   2.96     $  (6.01)     $   1.32     $   2.18
Distributions to shareowners:
 Net investment income                                   (0.16)       (0.20)       (0.19)        (0.17)       (0.26)
 Net realized gain                                          --           --        (1.30)        (2.25)       (6.60)
                                                      --------     --------     --------      --------     --------
Net increase (decrease) in net asset value            $   2.45     $   2.76     $  (7.50)     $  (1.10)    $  (4.68)
                                                      --------     --------     --------      --------     --------
Net asset value, end of period                        $  16.93     $  14.48     $  11.72      $  19.22     $  20.32
                                                      ========     ========     ========      ========     ========
Total return*                                            18.22%       25.58%      (33.58)%        5.58%       12.59%
Ratio of net expenses to average net assets+              0.74%        0.75%        0.77%         0.71%        0.71%
Ratio of net investment income to average net
 assets+                                                  1.02%        1.39%        1.23%         0.80%        0.88%
Portfolio turnover rate                                     99%          88%          60%           57%         104%
Net assets, end of period (in thousands)              $116,729     $113,962     $103,527      $192,387     $292,001
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.74%        0.75%        0.77%         0.71%        0.71%
 Net investment income                                    1.02%        1.39%        1.23%         0.80%        0.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Year        Year         Year          Year         Year
                                                     Ended       Ended       Ended          Ended       Ended
                                                   12/31/10    12/31/09     12/31/08      12/31/07     12/31/06
Class II
Net asset value, beginning of period               $ 14.41     $  11.66     $  19.13      $  20.24     $  24.72
                                                   -------     --------     --------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                             $  0.09     $   0.10     $   0.16      $   0.10     $   0.07
 Net realized and unrealized gain (loss) on
  investments                                         2.46         2.81        (6.18)         1.17         2.05
                                                   -------     --------     --------      --------     --------
  Net increase (decrease) from investment
    operations                                     $  2.55     $   2.91     $  (6.03)     $   1.27     $   2.12
Distributions to shareowners:
 Net investment income                               (0.13)       (0.16)       (0.14)        (0.13)          --
 Net realized gain                                      --           --        (1.30)        (2.25)       (6.60)
                                                   -------     --------     --------      --------     --------
Net increase (decrease) in net asset value         $  2.42     $   2.75     $  (7.47)     $  (1.11)    $  (4.48)
                                                   -------     --------     --------      --------     --------
Net asset value, end of period                     $ 16.83     $  14.41     $  11.66      $  19.13     $  20.24
                                                   =======     ========     ========      ========     ========
Total return*                                        17.89%       25.26%      (33.76)%        5.35%       12.27%
Ratio of net expenses to average net assets+          0.99%        1.00%        1.02%         0.96%        0.96%
Ratio of net investment income to average net
 assets+                                              0.79%        1.14%        1.00%         0.63%        0.63%
Portfolio turnover rate                                 99%          88%          60%           57%         104%
Net assets, end of period (in thousands)           $179,212    $125,589     $ 78,419      $124,722     $100,696

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $16,183,940) (cost $270,121,735)    $ 314,307,972
 Receivables --
 Portfolio shares sold                                                                              429,402
 Dividends                                                                                          426,920
                                                                                              -------------
  Total assets                                                                                $ 315,164,294
                                                                                              -------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                                 $     112,946
 Upon return of securities loaned                                                                16,662,050
 Due to bank                                                                                      2,381,217
 Due to affiliates                                                                                   11,713
 Accrued expenses                                                                                    54,890
                                                                                              -------------
  Total liabilities                                                                           $  19,222,816
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 280,735,963
 Undistributed net investment income                                                              2,248,932
 Accumulated net realized loss                                                                  (31,229,654)
 Net unrealized gain on investments                                                              44,186,237
                                                                                              -------------
  Total net assets                                                                            $ 295,941,478
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $116,729,238/6,895,597 shares)                                             $       16.93
                                                                                              =============
 Class II (based on $179,212,240/10,648,164 shares)                                           $       16.83
                                                                                              =============

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends                                                 $ 4,512,726
 Interest                                                       10,753
 Income from securities loaned, net                             22,831
                                                           -----------
  Total investment income                                                  $ 4,546,310
                                                                           -----------
EXPENSES:
 Management fees                                           $ 1,671,156
 Transfer agent fees
 Class I                                                         1,547
 Class II                                                        1,575
 Distribution fees
 Class II                                                      361,455
 Administrative reimbursements                                  80,411
 Custodian fees                                                 45,955
 Professional fees                                              60,565
 Printing expense                                               16,730
 Fees and expenses of nonaffiliated trustees                     7,583
 Miscellaneous                                                   6,548
                                                           -----------
  Total expenses                                                           $ 2,253,525
                                                                           -----------
  Net expenses                                                             $ 2,253,525
                                                                           -----------
   Net investment income                                                   $ 2,292,785
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on:
 Investments                                               $22,939,127
 Class action                                                   40,773     $22,979,900
                                                           -----------     -----------
 Change in net unrealized gain on investments                              $19,301,729
                                                                           -----------
 Net gain on investments                                                   $42,281,629
                                                                           -----------
 Net increase in net assets resulting from operations                      $44,574,414
                                                                           ===========

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                Year               Year
                                                                Ended              Ended
                                                              12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                       $   2,292,785      $   2,521,020
Net realized gain (loss) on investments                        22,979,900        (18,601,772)
Change in net unrealized gain (loss) on investments            19,301,729         63,231,365
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  44,574,414      $  47,150,613
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.16 and $0.20 per share, respectively)         $  (1,177,856)     $  (1,640,312)
  Class II ($0.13 and $0.16 per share, respectively)           (1,256,888)        (1,213,857)
                                                            -------------      -------------
    Total distributions to shareowners                      $  (2,434,744)     $  (2,854,169)
                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  47,376,267      $  44,678,913
Reinvestment of distributions                                   2,434,744          2,854,160
Cost of shares repurchased                                    (35,559,903)       (34,225,297)
                                                            -------------      -------------
  Net increase in net assets resulting from
    Portfolio share transactions                            $  14,251,108      $  13,307,776
                                                            -------------      -------------
  Net increase in net assets                                $  56,390,778      $  57,604,220
NET ASSETS:
Beginning of year                                             239,550,700        181,946,480
                                                            -------------      -------------
End of year                                                 $ 295,941,478      $ 239,550,700
                                                            =============      =============
Undistributed net investment income                         $   2,248,932      $   2,553,128
                                                            =============      =============

                                     '10 Shares      '10 Amount       '09 Shares      '09 Amount
CLASS I
Shares sold                             323,929     $   4,954,312        598,148     $   7,212,816
Reinvestment of distributions            82,424         1,177,856        136,920         1,640,298
Less shares repurchased              (1,382,290)      (21,061,007)    (1,698,911)      (20,798,375)
                                     ----------     -------------     ----------     -------------
  Net decrease                         (975,937)    $ (14,928,839)      (963,843)    $ (11,945,261)
                                     ==========     =============     ==========     =============
CLASS II
Shares sold                           2,796,801     $  42,421,955      3,018,461     $  37,466,102
Reinvestment of distributions            88,389         1,256,888        101,663         1,213,857
Less shares repurchased                (955,062)      (14,498,896)    (1,129,213)      (13,426,922)
                                     ----------     -------------     ----------     -------------
  Net increase                        1,930,128     $  29,179,947      1,990,911     $  25,253,037
                                     ==========     =============     ==========     =============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts
      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2010, the Portfolio had no outstanding portfolio or settlement hedges.

D.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2010, The Portfolio had a net capital loss carryforward of $29,222,131, of which, the following amounts will expire between 2016 and 2017 if not utilized: $721,227 in 2016 and $28,500,904 in 2017.

      At December 31, 2010, the Portfolio has reclassified $162,237 to decrease undistributed net investment income and $162,237 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

-------------------------------------------------------------------------------
                                                      2010              2009
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $ 2,434,744        $2,854,169
                                                   -----------        ----------
  Total distributions                              $ 2,434,744        $2,854,169
                                                   ===========        ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                      $ 2,247,965
Capital loss carryforward                          (29,222,131)
Unrealized appreciation                             42,179,681
                                                   -----------
  Total                                            $15,205,515
                                                   ===========

-------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E.    Portfolio Shares and Class Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the year ended December 31, 2010 the Portfolio recognized gains of $40,773 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.88% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. These expense limitations are in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,563 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,926 in transfer agent fees payable to PIMSS at December 31, 2010.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (The Plan) pursuant to Rule 12b-1 of the Investment Company Act of

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,224 in distribution fees payable to PFD at December 31, 2010.

5.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2010, in the third quintile of its Morningstar category for the three and ten year periods ended June 30, 2010, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's performance with PIM in view of the Portfolio's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Portfolio's performance.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Portfolio's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the
                                                             Portfolio's affairs. The officers of the Trust are
Custodian                                                    responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                                officers are listed below, together with their principal
                                                             occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm                Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                            Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                        of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                              each of the 56 U.S. registered investment portfolios for
                                                             which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                                Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                        investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                       the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                             The Statement of Additional Information of the Trust
                                                             includes additional information about the Trustees and is
                                                             available, without charge, upon request, by calling
                                                             1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*     Chairman of the   Trustee since 1994. Serves
                             Board, Trustee    until a successor trustee is
                             and President     elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury          Trustee and       Trustee since 2007. Serves
(52)*                        Executive Vice    until a successor trustee is
                             President         elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*     Non-Executive Chairman and a director of Pioneer Investment      None
                             Management USA Inc. ("PIM-USA"); Chairman and a director of
                             Pioneer; Chairman and Director of Pioneer Institutional
                             Asset Management, Inc. (since 2006); Director of Pioneer
                             Alternative Investment Management Limited (Dublin);
                             President and a director of Pioneer Alternative Investment
                             Management (Bermuda) Limited and affiliated funds; Deputy
                             Chairman and a director of Pioneer Global Asset Management
                             S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                             Real Estate Investment Fund (Russia) (until June 2006);
                             Director of Nano-C, Inc. (since 2003); Director of Cole
                             Management Inc. (since 2004); Director of Fiduciary
                             Counseling, Inc.; President and Director of Pioneer Funds
                             Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                             Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury          Director, CEO and President of PIM-USA (since February           None
(52)*                        2007); Director and President of Pioneer and Pioneer
                             Institutional Asset Management, Inc. (since February 2007);
                             Executive Vice President of all of the Pioneer Funds (since
                             March 2007); Director of PGAM (2007 - 2010); Head of New
                             Europe Division, PGAM (2000 - 2005); and Head of New Markets
                             Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)           Trustee           Trustee since 2005. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)            Trustee           Trustee since 2000. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman         Trustee           Trustee since 2008. Serves
(66)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham         Trustee           Trustee since 2000. Serves
(63)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)           Interim Chief Executive Officer, Oxford Analytica, Inc.          Director of Enterprise Community
                             (privately held research and consulting company) (2010 -         Investment, Inc. (privately held
                             present); Managing Partner, Federal City Capital Advisors        affordable housing finance company)
                             (corporate advisory services company) (1997 - 2004 and 2008      (1985 - present); Director of
                             - present); Executive Vice President and Chief Financial         Oxford Analytica, Inc. (2008 -
                             Officer, I-trax, Inc. (publicly traded health care services      present); Director of The Swiss
                             company) (2004 - 2007); and Executive Vice President and         Helvetia Fund, Inc. (closed-end
                             Chief Financial Officer, Pedestal Inc. (internet-based           fund) (2010 - present); and
                             mortgage trading company) (2000 - 2002)                          Director of New York Mortgage Trust
                                                                                              (publicly traded mortgage REIT)
                                                                                              (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)            President, Bush International, LLC (international financial      Director of Marriott International,
                             advisory firm) (1991 - present); Managing Director, Federal      Inc. (2008 - present); Director of
                             Housing Finance Board (oversight of Federal Home Loan Bank       Discover Financial Services (credit
                             system) (1989 - 1991); Vice President and Head of                card issuer and electronic payment
                             International Finance, Federal National Mortgage Association     services) (2007 - present); Former
                             (1988 - 1989); U.S. Alternate Executive Director,                Director of Briggs & Stratton Co.
                             International Monetary Fund (1984 - 1988); Executive             (engine manufacturer) (2004 -
                             Assistant to Deputy Secretary of the U.S. Treasury, U.S.         2009); Director of UAL Corporation
                             Treasury Department (1982 - 1984); and Vice President and        (airline holding company) (2006 -
                             Team Leader in Corporate Banking, Bankers Trust Co. (1976 -      present); Director of ManTech
                             1982)                                                            International Corporation (national
                                                                                              security, defense, and intelligence
                                                                                              technology firm) (2006 - present);
                                                                                              Member, Board of Governors,
                                                                                              Investment Company Institute (2007
                                                                                              - present); Former Director of
                                                                                              Brady Corporation (2000 - 2007);
                                                                                              Former Director of Mortgage
                                                                                              Guaranty Insurance Corporation
                                                                                              (1991 - 2006); Former Director of
                                                                                              Millennium Chemicals, Inc.
                                                                                              (commodity chemicals) (2002 -
                                                                                              2005); Former Director, R.J.
                                                                                              Reynolds Tobacco Holdings, Inc.
                                                                                              (tobacco) (1999 - 2005); and Former
                                                                                              Director of Texaco, Inc. (1997 -
                                                                                              2001)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman         William Joseph Maier Professor of Political Economy, Harvard     Trustee, Mellon Institutional Funds
(66)                         University (1972 - present)                                      Investment Trust and Mellon
                                                                                              Institutional Funds Master
                                                                                              Portfolio (oversaw 17 portfolios in
                                                                                              fund complex) (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham         Founding Director, Vice President and Corporate Secretary,       None
(63)                         The Winthrop Group, Inc. (consulting firm) (1982 - present);
                             Desautels Faculty of Management, McGill University (1999 -
                             present); and Manager of Research Operations and
                             Organizational Learning, Xerox PARC, Xerox's Advance
                             Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)         Trustee           Trustee since 2006. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)     Trustee           Trustee since 1995. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)         Trustee           Trustee since 2008. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)         Chairman and Chief Executive Officer, Quadriserv, Inc.           Director, Broadridge Financial
                             (technology products for securities lending industry) (2008      Solutions, Inc. (investor
                             - present); private investor (2004 - 2008); and Senior           communications and securities
                             Executive Vice President, The Bank of New York (financial        processing provider for financial
                             and securities services) (1986 - 2004)                           services industry) (2009 -
                                                                                              present); and Director, Quadriserv,
                                                                                              Inc. (2005 - present)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)     President and Chief Executive Officer, Newbury, Piret &          Director of New America High Income
                             Company, Inc. (investment banking firm) (1981 - present)         Fund, Inc. (closed-end investment
                                                                                              company) (2004 - present); and
                                                                                              member, Board of Governors,
                                                                                              Investment Company Institute (2000
                                                                                              - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)         Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -       Director, The Swiss Helvetia Fund,
                             present); and Partner, Sullivan & Cromwell LLP (prior to         Inc. (closed-end investment
                             1998)                                                            company); and Director, AMVESCAP,
                                                                                              PLC (investment manager) (1997 -
                                                                                              2005)
---------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             POSITION HELD     LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST    AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary         Since 2010. Serves at the
                                               discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant         Since 2010. Serves at the
                             Secretary         discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant         Since 2010. Serves at the
                             Secretary         discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer         Since 2008. Serves at the
                                               discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant         Since 2000. Serves at the
                             Treasurer         discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant         Since 2002. Serves at the
                             Treasurer         discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)        Assistant         Since 2009. Serves at the
                             Treasurer         discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief             Since 2010. Serves at the
                             Compliance        discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION                                             HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer          None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice President
                             and Senior Counsel of Pioneer from July 2002 to December
                             2007
------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and      None
                             Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager - Fund Governance of Pioneer from December
                             2003 to November 2006; and Senior Paralegal of Pioneer from
                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary       None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                             2007
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and             None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                             Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration       None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)        Fund Administration Manager - Fund Accounting,                   None
                             Administration and Controllership Services since November
                             2008; Assistant Treasurer of all of the Pioneer Funds since
                             January 2009; and Client Service Manager - Institutional
                             Investor Services at State Street Bank from March 2003 to
                             March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance Officer of Pioneer and of all the Pioneer       None
                             Funds since March 2010; Director of Adviser and Portfolio
                             Compliance at Pioneer since October 2005; and Senior
                             Compliance Officer for Columbia Management Advisers, Inc.
                             from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18647-05-0211


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                            Pioneer Money Market VCT Portfolio -- Class I Shares




                                                                   ANNUAL REPORT
                                                               December 31, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Schedule of Investments                         4
  Financial Statements                            8
  Notes to Financial Statements                  12
  Report of Independent Registered Public
    Accounting Firm                              14
  Approval of Investment Advisory Agreement      15
  Trustees, Officers and Service Providers       17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Yields of short-term securities remained at extraordinarily low levels throughout 2010 as the U.S. Federal Reserve Board (the Fed) maintained a highly accommodative monetary policy aimed at prodding an economic recovery. While signs of improvement appeared in many parts of the economy, weak jobs growth and persistent problems in the housing market caused continued concerns about the pace and durability of the economic expansion. In the following interview, Seth Roman reviews the investment environment and the factors that affected Pioneer Money Market VCT Portfolio's performance during the 12 months ended December 31, 2010. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer Money Market VCT Portfolio Class I shares produced a total return of 0.02% at net asset value for the 12 months ended December 31, 2010. During the same period, the average return of the 102 variable portfolios in Lipper's Money Market Underlying Funds category was 0.01%. Throughout the 12-month period, the Portfolio's net asset value remained unchanged at $1.00, reflecting Pioneer's primary emphasis on capital preservation through investments in high-quality, highly liquid money market securities.

Q: What were the principal factors affecting the Portfolio's performance during the 12 months ended December 31, 2010?

A: We emphasized capital preservation and liquidity throughout the year. When we say liquidity, we refer to maintaining investments in money market instruments that can easily be bought and sold at par value (face value) in the market. Throughout 2010, the Fed kept the influential federal funds target rate close to zero. While signs of improving economic conditions were increasingly evident, a relatively high unemployment rate continued to worry monetary authorities. Moreover, inflationary pressures appeared minimal and some authorities openly worried about the potential threat of deflation, in which prices spiral downward. Deflation had previously crippled the economy of Japan. In late spring and early summer 2010, authorities also worried about the potential contagion effects of widening credit problems in some European nations, including Greece, Ireland and Spain. That raised questions about the quality of some sovereign debt in Europe and the amount of exposure of major European banking institutions that may have held the sovereign debt. While the European worries initially caused some volatility in some short-term benchmarks, the consequence of all these factors was to keep short-term interest rates low, and trading in a relatively narrow band.

      Given all the factors in play, we managed the Portfolio very conservatively, avoiding credit risk and focusing on very short maturities, which were highly liquid. In the final six months of the Portfolio's fiscal year ended December 31, 2010, for example, the average maturity of the Portfolio's holdings declined to less than 20 days. By comparison, the average maturity of Portfolio holdings in 2009 was between 50 and 60 days. We did increase the Portfolio's exposure to variable-rate, short-term municipal securities issued by high-quality institutions and agencies and sometimes secured with letters of credit from financially solid banking institutions. The municipal securities offered somewhat higher yields without any significant additional risk. We also increased the Portfolio's exposure to Treasury securities and to floating-rate U.S. government agency securities, while minimizing any exposures to European banks.

Q:    What is your investment outlook?

A: We do not anticipate that the Fed will start raising short-term rates in the near future. While there have been some pressures on fuel and food prices, core inflation remains very low. Assuming inflationary pressures stay muted, we would expect that the Fed will keep rates very low until there is evidence of solid gains in employment and some improvement in housing. Moreover, we do not anticipate any other pressures for market overnight lending rates to increase, barring any disaster in the European credit markets. Given those views, we think it makes sense to keep the Portfolio very conservatively positioned, with an emphasis on capital preservation and a continued focus on high-quality, highly liquid securities. That approach also gives us the flexibility to respond quickly should market conditions change and yields start moving higher.

Prices and Distributions

                                           12/31/10          12/31/09
Net Asset Value per Share                  $1.00             $1.00

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
                            $0.0002        $     -           $      -

A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

----------------------------
Class I
----------------------------
10 Years               2.01%
5 Years                2.36%
1 Year                 0.02%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from July 1, 2010, through December 31, 2010.

      Share Class                                        I
      ---------------------------------------------------------
      Beginning Account Value on 7/1/10              $1,000.00
      Ending Account Value on 12/31/10               $1,000.00
      Expenses Paid During Period*                   $    1.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.24% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2010, through December 31, 2010.

      Share Class                                        I
      --------------------------------------------------------
      Beginning Account Value on 7/1/10              $1,000.00
      Ending Account Value on 12/31/10               $1,024.00
      Expenses Paid During Period*                   $    1.22

* Expenses are equal to the Portfolio's annualized expense ratio of 0.24% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                              Value
                                           CORPORATE BONDS - 3.3%
                                           Banks - 3.2%
                                           Diversified Banks - 3.2%
   250,000                   NR/Aaa        Rabobank Nederland NV, 0.51%, 8/16/14                                $   250,000
   400,000         0.39      AA-/A1        Wells Fargo Co., Floating Rate Note, 1/12/11                             400,022
   500,000         0.31      AA/Aa1        Westpac Banking Corp., Floating Rate Note, 3/2/11                        499,996
                                                                                                                -----------
                                                                                                                $ 1,150,018
                                                                                                                -----------
                                           Total Banks                                                          $ 1,150,018
                                                                                                                -----------
                                           Diversified Financials - 0.1%
                                           Asset Management & Custody Banks - 0.1%
    50,000                   AA/Aa2        Bank of New York Mellon Corp., 4.95%, 1/14/11                        $    50,066
                                                                                                                -----------
                                           Total Diversified Financials                                         $    50,066
                                                                                                                -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $1,200,084)                                                    $ 1,200,084
                                                                                                                -----------
                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.3%
   130,000         0.75      AAA/Aaa       Federal Farm Credit Bank, Floating Rate Note, 5/12/11                $   130,190
   270,000                   AAA/AAA       Federal Home Loan Banks, 0.2%, 5/6/11                                    269,955
   600,000                   AAA/Aaa       Federal Home Loan Banks, 0.24%, 5/6/11                                   599,926
   100,000                   AAA/Aaa       Federal Home Loan Banks, 0.33%, 2/28/12                                  100,035
   360,000         0.28      AAA/AAA       Federal Home Loan Banks, Floating Rate Note, 5/27/11                     360,013
 1,136,000                   AAA/Aaa       Federal Home Loan Mortgage Corp., 0.34969%, 4/1/11                     1,136,537
   250,000         0.34      AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 1/28/11            249,995
   265,000         0.33      AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 11/7/11            265,091
   790,000         0.33      AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 2/14/11            790,106
   330,000                   NR/NR         U.S. Treasury Bill, 0.1195%, 1/20/11                                     329,990
   985,000                   AAA/Aaa       U.S. Treasury Bill, 0.18%, 3/3/11                                        984,704
 1,060,000                   AAA/Aaa       U.S. Treasury Bill, 0.3285%, 4/7/11                                    1,059,649
   350,000                   NR/NR         U.S. Treasury Bill, 0.0%, 3/17/11                                        349,898
   940,000                   NR/NR         U.S. Treasury Bill, 0.0%, 4/14/11                                        939,619
   200,000                   NR/NR         U.S. Treasury Bill, 0.0%, 7/28/11                                        199,755
                                                                                                                -----------
                                                                                                                $ 7,765,463
                                                                                                                -----------
                                           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                           (Cost $7,765,463)                                                    $ 7,765,463
                                                                                                                -----------
                                           MUNICIPAL BONDS - 20.2%
                                           Government - 20.2%
                                           Municipal Airport - 2.2%
   780,000         0.28      AAA/Aa1       Metropolitan Washington Airport, Floating Rate Note, 10/1/39         $   780,000
                                                                                                                -----------
                                           Municipal Development - 2.4%
   660,000         0.27      AA/Aa1        Jackson County Mississippi, Floating Rate Note, 6/1/23               $   660,000
   225,000         0.26      AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                           Rate Note, 2/15/38                                                       225,000
                                                                                                                -----------
                                                                                                                $   885,000
                                                                                                                -----------
                                           Municipal Education - 0.3%
   100,000         0.49      AA-/NR        Illinois Financial Authority Revenue, Floating Rate Note, 9/1/41     $   100,000
                                                                                                                -----------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Floating   S&P/Moody's
Principal         Rate (b)   Ratings
Amount ($)     (unaudited)   (unaudited)                                                                                Value
                                           Municipal Higher Education - 5.9%
  190,000          0.23      AAA/Aaa       Connecticut State Health & Educational, Floating Rate Note, 7/1/33     $   190,000
  205,000          0.30      AAA/Aa1       District of Columbia, Floating Rate Note, 4/1/41                           205,000
  150,000          0.29      AA/Aa2        Maryland State Health & Higher Educational Facilities Authority
                                           Revenue, Floating Rate Note, 7/1/36                                        150,000
  350,000          0.24      AA+/Aaa       Massachusetts Health & Educational, Floating Rate Note, 7/1/39             350,000
  415,000                    AAA/Aa1       Syracuse Industrial, 0.15%, 12/1/35                                        415,000
  655,000          0.34      AA/Aa2        University of Minnesota, Floating Rate Note, 12/1/36                       655,000
  195,000          0.28      AAA/Aa1       Wisconsin State Health & Educational Facilities, Floating Rate Note,
                                           12/1/33                                                                    195,000
                                                                                                                  -----------
                                                                                                                  $ 2,160,000
                                                                                                                  -----------
                                           Municipal Medical - 5.0%
  250,000          0.28      AA/Aaa        Harris County Texas Health, Floating Rate Note, 12/1/41                $   250,000
  545,000          0.33      AA/Aa1        Illinois Finance Authority, Floating Rate Note, 7/1/32                     545,000
  100,000          0.26      AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                           Rate Note, 2/15/38                                                         100,000
  400,000          0.29      AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                           Rate Note, 2/15/38                                                         400,000
  330,000          0.27      NR/Aa2        North Carolina Medical Care Communities, Floating Rate Note,
                                           6/1/15                                                                     330,000
  105,000          0.33      AA/NR         Oregon State Facilities Authority, Floating Rate Note, 5/1/47              105,000
  100,000          0.28      AA+/Aa2       University of Michigan, Floating Rate Note, 12/1/37                        100,000
                                                                                                                  -----------
                                                                                                                  $ 1,830,000
                                                                                                                  -----------
                                           Municipal Pollution - 1.0%
  375,000          0.23      AAA/Aaa       Lincoln County Wyoming Pollutant Control, Floating Rate Note,
                                           11/1/14                                                                $   375,000
                                                                                                                  -----------
                                           Municipal Utilities - 1.1%
  400,000          0.33      AA/Aa2        Gainsville Florida Utilities, Floating Rate Note, 10/1/38              $   400,000
                                                                                                                  -----------
                                           Municipal Water - 2.3%
  300,000          0.39      AA-/Aa2       Boston Massachusetts Water & Sewer Communities Revenue, Floating
                                           Rate Note, 11/1/24                                                     $   300,000
  520,000          0.29      AAA/Aaa       Texas Water Development Board, Floating Rate Note, 7/15/19                 520,000
                                                                                                                  -----------
                                                                                                                  $   820,000
                                                                                                                  -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $7,350,000)                                                      $ 7,350,000
                                                                                                                  -----------


Shares
                                           MUTUAL FUND - 5.1%
                                           Diversified Financials - 5.1%
                                           Diversified Financial Services - 5.1%
1,860,000                                  BlackRock Liquidity Funds TempCash Portfolio                           $ 1,860,000
                                                                                                                  -----------
                                           TOTAL MUTUAL FUND
                                           (Cost $1,860,000)                                                      $ 1,860,000
                                                                                                                  -----------


Principal
Amount ($)
                                           COMMERCIAL PAPER - 18.2%
  510,000          0.31      AA-/Aa1       Bank of Nova Scotia/Houston, Floating Rate Note, 7/6/11                $   509,644
  655,000                    A-1+/P-1      Harvard University, 0.25%, 1/4/11                                          654,986
  385,000                    A-1+/P-1      Johns Hopkins University, 0.29%, 2/4/11                                    385,000
  280,000                    A-1+/P-1      Massachusetts Health & Educational Facilities Authority,
                                           0.25%, 2/4/11                                                              280,000


  The accompanying notes are an integral part of these financial statements.   5

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)  (unaudited)      (unaudited)                                                                           Value
                                           COMMERCIAL PAPER - (continued)
   210,000                   NR/NR         Massachusetts Health & Educational Facilities Authority, 0.25%,
                                           1/6/11                                                            $   210,000
   185,000                   A-1+/P-1      Nordea Bank Finland Plc/New York, 0.26%, 1/10/11                      185,000
   100,000                   A-1+/NR       Private Colleges & Universities, 0.3%, 2/1/11                         100,000
   130,000         0.38      AA-/Aaa       Royal Bank of Canada, Floating Rate Note, 10/3/11                     129,998
   200,000         0.85      AA-/Aaa       Royal Bank of Canada, Floating Rate Note, 8/1/11                      200,000
   100,000                   A-1/P-1       State Street Corp., 0.25%, 1/3/11                                      99,998
   200,000                   AA-/Aa2       Svenska Handelsbanken/New York, 0.27%, 2/4/11                         200,002
   230,000                   A-1+/P-1      Texas A&M University, 0.28%, 1/3/11                                   230,000
   375,000                   A-1+/P-1      Texas Public Finance Authority, 0.27%, 2/1/11                         375,000
   375,000                   A-1+/P-1      Texas Public Finance Authority, 0.28%, 3/4/11                         375,000
   270,000                   AA-/Aaa       Toronto Dominion Bank, 0.0%, 2/4/11                                   269,974
   100,000                   A-1+/AAA      Toronto Dominion Bank, 0.23%, 3/10/11                                 100,000
   265,000         0.31      NR/AAA        Toronto Dominion Bank/NY, Floating Rate Note, 5/19/11                 265,007
   100,000                   A-1+/P-1      Toyota Motor Credit Corp., 0.26%, 1/3/11                               99,998
   240,000                   NR/NR         University of Minnesota, 0.25%, 1/6/11                                240,000
   461,000                   A-1+/P-1      University of Texas, 0.24%, 1/6/11                                    461,000
   310,000                   A-1+/P-1      University of Texas System, 0.25%, 2/3/11                             310,000
   400,000                   A-1+/P-1      Vanderbilt University, 0.27%, 1/28/11                                 399,989
   530,000                   A-1+/P-1      Yale University, 0.25%, 1/5/11                                        529,949
                                                                                                             -----------
                                                                                                               6,610,545
                                                                                                             -----------
                                           TOTAL COMMERCIAL PAPER
                                           (Cost $6,610,545)                                                 $ 6,610,545
                                                                                                             -----------
                                           REPURCHASE AGREEMENTS - 31.8%
 1,980,000                                 Barclays Plc, 0.10%, dated 12/31/10, repurchase price of
                                           $1,980,000 plus accrued interest on 1/3/11 collateralized by
                                           $2,019,601 U.S. Treasury Strip, 1.25%, 4/15/14                    $ 1,980,000
 1,820,000                                 BNP Paribas SA, 0.18%, dated 12/31/10, repurchase price of
                                           $1,820,000 plus accrued interest on 1/3/11 collateralized by
                                           $1,856,400 Federal National Mortgage Association, 4.0% - 5.5%,
                                           8/1/37 - 11/1/40                                                    1,820,000
   550,000                                 BNP Paribas SA, 0.15%, dated 12/31/10, repurchase price of
                                           $550,00 plus accrued interest on 1/3/11 collateralized by the following:
                                             $66,700 U.S. Treasury Strip, 0.0%, 8/15/22 - 5/15/28
                                             $58,712 U.S. Treasury Bond, 4.375%, 2/15/38
                                             $435,589 U.S. Treasury Notes, 2.375%, 8/31/14                       550,000
   550,000                                 Deutsche Bank, 0.18%, dated 12/31/10, repurchase price of
                                           $550,000 plus accrued interest on 1/3/11 collateralized by the following:
                                             $339,783 U.S. Treasury Strip, 0.0%, 2/15/36
                                             $221,217 U.S. Treasury Inflation Protected Security, 0.0%,
                                               8/15/22                                                           550,000
 1,820,000                                 Deutsche Bank AG, 0.28%, dated 12/31/10, repurchase price of
                                           $1,820,000 plus accrued interest on 1/3/11 collateralized by
                                           $1,856,400 Federal National Mortgage Association, 7.0%, 8/1/38      1,820,000
   450,000                                 JPMorgan, Inc., 0.20%, dated 12/31/10, repurchase price of
                                           $450,000 plus accrued interest on 1/3/11 collateralized by            450,000
                                           $459,005 Federal National Mortgage Association, 4.0% - 5.0%,
                                           2/1/20 - 3/1/40

6  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)  (unaudited)      (unaudited)                                                                               Value
                                           REPURCHASE AGREEMENTS - (continued)
 2,035,000                                 RBC Capital Markets, Inc., 0.20%, dated 12/31/10, repurchase price of $2,035,000 plus accrued interest on 1/3/11 collateralized by the following:
                                             $348,695 Fannie Mae, 1.75%, 11/17/15
                                             $1,727,011 Federal Farm Credit Bank, 1.70% - 4.33%,
                                               10/28/16 - 4/20/20                                                $ 2,035,000
   550,000                                 Societe Generale SA, 0.20%, dated 12/31/10, repurchase price of
                                           $550,000 plus accrued interest on 1/3/11 collateralized by the following:
                                             $533,554 U.S. Treasury Notes, 0.5%, 10/15/13
                                             $27,446 U.S. Treasury Bill, 0.0%, 12/15/11                              550,000
 1,820,000                                 Societe Generale SA, 0.21%, dated 12/31/10, repurchase price of
                                           $1,820,000 plus accrued interest on 1/3/11 collateralized by
                                           $1,856,400 Federal National Mortgage Association, 4.5% - 6.5%,
                                           6/1/33 - 1/1/40                                                         1,820,000
                                                                                                                 -----------
                                                                                                                 $11,575,000
                                                                                                                 -----------
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost $11,575,000)                                                    $11,575,000
                                                                                                                 -----------
                                           TOTAL INVESTMENT IN SECURITIES - 99.9%
                                           (Cost $36,361,092) (a)                                                $36,361,092
                                                                                                                 -----------
                                           OTHER ASSETS AND LIABILITIES - 0.1%                                   $    38,508
                                                                                                                 -----------
                                           TOTAL NET ASSETS - 100.0%                                             $36,399,600
                                                                                                                 ===========

NR    Not rated by either S&P or Moody's.

(a) At December 31, 2010, cost for federal income tax purposes was $36,361,092.

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

      Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $3,134,862,377 and $3,140,005,111, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:

                                           Level 1         Level 2       Level 3           Total
----------------------------------------------------------------------------------------------------
Commercial Paper                       $         -    $  6,610,545          $  -         $ 6,610,545
Corporate Bonds                                  -       1,200,084             -           1,200,084
Municipal Bonds                                  -       7,350,000             -           7,350,000
Mutual Fund                              1,860,000               -             -           1,860,000
Repurchase Agreements                            -      11,575,000             -          11,575,000
U.S. Government Agency Obligations               -       7,765,463             -           7,765,463
                                       -----------    ------------          ----         -----------
Total                                  $1,860,000     $34,501,092           $  -         $36,361,092
                                       ===========    ============          ====         ===========


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                           12/31/10       12/31/09       12/31/08       12/31/07        12/31/06
Class I
Net asset value, beginning of period                       $  1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                                           --------        -------        -------        -------        -------
Increase from investment operations:
 Net investment income                                     $ 0.0001        $ 0.002        $ 0.023        $ 0.047        $ 0.040
 Net realized and unrealized gain on investments             0.0001             --             --             --             --
                                                           --------        -------        -------        -------        -------
  Net increase from investment operations                  $ 0.0002        $ 0.002        $ 0.023        $ 0.047        $ 0.040
Distributions to shareowners:
 Net investment income                                      (0.0002)        (0.002)        (0.023)        (0.047)        (0.040)
                                                           --------        -------        -------        -------        -------
Net asset value, end of period                             $  1.000        $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                                           ========        =======        =======        =======        =======
Total return*                                                  0.02%          0.17%          2.38%          4.83%          4.50%
Ratio of net expenses to average net assets+                   0.24%          0.57%          0.77%          0.63%          0.61%
Ratio of net investment income to average net assets+          0.01%          0.15%          2.25%          4.70%          4.43%
Net assets, end of year (in thousands)                     $ 36,400        $41,391        $39,070        $37,555        $34,334
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  0.70%          0.66%          0.77%          0.63%          0.61%
 Net investment income (loss)                                 (0.44)%         0.06%          2.25%          4.70%          4.43%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  0.24%          0.57%          0.77%          0.63%          0.61%
 Net investment income                                         0.01%          0.15%          2.25%          4.70%          4.43%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $24,786,092)                            $24,786,092
 Investment in repurchase agreements, at value (cost $11,575,000)        11,575,000
                                                                        -----------
 Total Investment in securities (cost $36,361,092)                      $36,361,092
 Cash                                                                        75,297
 Receivables --
 Investment securities sold                                                 364,993
 Portfolio shares sold                                                       13,930
 Interest                                                                     8,131
 Due from Pioneer Investment Management, Inc.                                20,929
                                                                        -----------
  Total assets                                                          $36,844,372
                                                                        -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                        $   364,862
 Portfolio shares repurchased                                                43,405
 Due to affiliates                                                              728
 Accrued expenses                                                            35,777
                                                                        -----------
  Total liabilities                                                     $   444,772
                                                                        -----------
NET ASSETS:
 Paid-in capital                                                        $36,395,331
 Undistributed net investment income                                            575
 Accumulated net realized gain on investments                                 3,694
                                                                        -----------
  Total net assets                                                      $36,399,600
                                                                        -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $36,399,600/36,425,410 shares)                       $      1.00
                                                                        ===========


  The accompanying notes are an integral part of these financial statements.   9

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Interest                                                                              $101,595
                                                                                       --------
 Total investment income                                                                             $  101,595
                                                                                                     ----------
EXPENSES:
 Management fees                                                                       $162,135
 Transfer agent fees                                                                      1,501
 Administrative reimbursements                                                           12,687
 Custodian fees                                                                          22,939
 Professional fees                                                                       59,308
 Printing expense                                                                        14,523
 Fees and expenses of nonaffiliated trustees                                              7,295
 Miscellaneous                                                                            1,356
                                                                                       --------
  Total expenses                                                                                     $  281,744
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                      (184,779)
                                                                                                     ----------
  Net expenses                                                                                       $   96,965
                                                                                                     ----------
   Net investment income                                                                             $    4,630
                                                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
 Investments                                                                           $  3,661
 Class action                                                                                33
                                                                                       --------
 Net gain on investments                                                                             $    3,694
                                                                                                     ----------
 Net increase in net assets resulting from operations                                                $    8,324
                                                                                                     ==========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/10 and 12/31/09, respectively

                                                              Year Ended       Year Ended
                                                               12/31/10         12/31/09
FROM OPERATIONS:
Net investment income                                        $      4,630     $     67,659
Net realized gain on investments                                    3,694            8,879
                                                             ------------     ------------
  Net increase in net assets resulting from operations       $      8,324     $     76,538
                                                             ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.0002 and $0.0017 per share, respectively)      $    (10,261)    $    (66,715)
                                                             ------------     ------------
    Total distributions to shareowners                       $    (10,261)    $    (66,715)
                                                             ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 11,769,149     $ 26,026,425
Reinvestment of distributions                                      10,261           66,715
Cost of shares repurchased                                    (16,768,761)     (23,782,483)
                                                             ------------     ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                             $ (4,989,351)    $  2,310,657
                                                             ------------     ------------
  Net increase (decrease) in net assets                      $ (4,991,288)    $  2,320,480
NET ASSETS:
Beginning of year                                              41,390,888       39,070,408
                                                             ------------     ------------
End of year                                                  $ 36,399,600     $ 41,390,888
                                                             ------------     ------------
Undistributed net investment income                          $         --     $      6,206
                                                             ============     ============

                                     '10 Shares       '10 Amount          '09 Shares        '09 Amount
Class I
Shares sold                           11,765,534      $ 11,769,149         26,026,425      $ 26,026,425
Reinvestment of distributions             10,261            10,261             66,715            66,715
Less shares repurchased              (16,768,762)      (16,768,761)       (23,782,483)      (23,782,483)
                                     -----------      ------------        -----------      ------------
  Net increase (decrease)             (4,992,967)     $ (4,989,351)         2,310,657      $  2,310,657
                                     ===========      ============        ===========      ============


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Money Market VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:
-------------------------------------------------------------------------------

                                               2010                2009
                                             -------              -------
   Distributions paid from:
   Ordinary income                           $10,261              $66,715
                                             -------              -------
     Total distributions                     $10,261              $66,715
                                             -------              -------
   Distributable Earnings:
   Undistributed ordinary income             $ 3,917
   Undistributed long-term gain                  352
                                             -------
     Total                                   $ 4,269
                                             -------

-------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. During the year ended December 31, 2010 the Portfolio recognized gains of $33 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

D. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class I expenses to 0.90% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. Expenses waived during the year ended December 31, 2010, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.


PIM may limit the portfolio's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $565 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $163 in transfer agent fees payable to PIMSS at December 31, 2010.

4. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On January 11, 2011, The Board of Trustees authorized the liquidation of the Portfolio. The liquidation is expected to occur on or about April 29, 2011.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 84.71% and 0.0%, respectively.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Money Market VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Money Market VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2011

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Money Market VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Lipper category for the one, three, five and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio. The Trustees also noted the small size of the Portfolio compared to the median asset size of the Portfolio's peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees considered that PIM has been incurring losses due to fee waivers to address low investment income and to maintain a positive yield for investors.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Money Market VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                      the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
John F. Cogan, Jr. (84)*   Chairman of the   Trustee since 1994. Serves     Non-Executive Chairman and a        None
                           Board, Trustee    until a successor trustee is   director of Pioneer Investment
                           and President     elected or earlier             Management USA Inc. ("PIM-USA");
                                             retirement or removal.         Chairman and a director of Pioneer;
                                                                            Chairman and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a director of Pioneer
                                                                            Alternative Investment Management
                                                                            (Bermuda) Limited and affiliated
                                                                            funds; Deputy Chairman and a
                                                                            director of Pioneer Global Asset
                                                                            Management S.p.A. ("PGAM") (until
                                                                            April 2010); Director of PIOGLOBAL
                                                                            Real Estate Investment Fund
                                                                            (Russia) (until June 2006);
                                                                            Director of Nano-C, Inc. (since
                                                                            2003); Director of Cole Management
                                                                            Inc. (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of Pioneer
                                                                            Funds Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of all
                                                                            of the Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler Pickering
                                                                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2007. Serves     Director, CEO and President of      None
(52)*                      Executive Vice    until a successor trustee is   PIM-USA (since February 2007);
                           President         elected or earlier             Director and President of Pioneer
                                             retirement or removal.         and Pioneer Institutional Asset
                                                                            Management, Inc. (since February
                                                                            2007); Executive Vice President of
                                                                            all of the Pioneer Funds (since
                                                                            March 2007); Director of PGAM (2007
                                                                            - 2010); Head of New Europe
                                                                            Division, PGAM (2000 - 2005); and
                                                                            Head of New Markets Division, PGAM
                                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Money Market VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                       POSITION HELD    LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE                 PRINCIPAL OCCUPATION        HELD BY THIS TRUSTEE
David R. Bock (67)     Trustee          Trustee since 2005. Serves         Interim Chief Executive     Director of Enterprise
                                        until a successor trustee is       Officer, Oxford             Community Investment,
                                        elected or earlier                 Analytica, Inc.             Inc. (privately held
                                        retirement or removal.             (privately held research    affordable housing
                                                                           and consulting company)     finance company) (1985 -
                                                                           (2010 - present);           present); Director of
                                                                           Managing Partner, Federal   Oxford Analytica, Inc.
                                                                           City Capital Advisors       (2008 - present);
                                                                           (corporate advisory         Director of The Swiss
                                                                           services company) (1997 -   Helvetia Fund, Inc.
                                                                           2004 and 2008 - present);   (closed-end fund) (2010 -
                                                                           Executive Vice President    present); and Director of
                                                                           and Chief Financial         New York Mortgage Trust
                                                                           Officer, I-trax, Inc.       (publicly traded mortgage
                                                                           (publicly traded health     REIT) (2004 - 2009)
                                                                           care services company)
                                                                           (2004 - 2007); and
                                                                           Executive Vice President
                                                                           and Chief Financial
                                                                           Officer, Pedestal Inc.
                                                                           (internet-based mortgage
                                                                           trading company) (2000 -
                                                                           2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)      Trustee          Trustee since 2000. Serves         President, Bush             Director of Marriott
                                        until a successor trustee is       International, LLC          International, Inc. (2008
                                        elected or earlier                 (international financial    - present); Director of
                                        retirement or removal.             advisory firm) (1991 -      Discover Financial
                                                                           present); Managing          Services (credit card
                                                                           Director, Federal Housing   issuer and electronic
                                                                           Finance Board (oversight    payment services) (2007 -
                                                                           of Federal Home Loan Bank   present); Former Director
                                                                           system) (1989 - 1991);      of Briggs & Stratton Co.
                                                                           Vice President and Head     (engine manufacturer)
                                                                           of International Finance,   (2004 - 2009); Director
                                                                           Federal National Mortgage   of UAL Corporation
                                                                           Association (1988 -         (airline holding company)
                                                                           1989); U.S. Alternate       (2006 - present);
                                                                           Executive Director,         Director of ManTech
                                                                           International Monetary      International Corporation
                                                                           Fund (1984 - 1988);         (national security,
                                                                           Executive Assistant to      defense, and intelligence
                                                                           Deputy Secretary of the     technology firm) (2006 -
                                                                           U.S. Treasury, U.S.         present); Member, Board
                                                                           Treasury Department (1982   of Governors, Investment
                                                                           - 1984); and Vice           Company Institute (2007 -
                                                                           President and Team Leader   present); Former Director
                                                                           in Corporate Banking,       of Brady Corporation
                                                                           Bankers Trust Co. (1976 -   (2000 - 2007); Former
                                                                           1982)                       Director of Mortgage
                                                                                                       Guaranty Insurance
                                                                                                       Corporation (1991 -
                                                                                                       2006); Former Director of
                                                                                                       Millennium Chemicals,
                                                                                                       Inc. (commodity
                                                                                                       chemicals) (2002 - 2005);
                                                                                                       Former Director, R.J.
                                                                                                       Reynolds Tobacco
                                                                                                       Holdings, Inc. (tobacco)
                                                                                                       (1999 - 2005); and Former
                                                                                                       Director of Texaco, Inc.
                                                                                                       (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee          Trustee since 2008. Serves         William Joseph Maier        Trustee, Mellon
(66)                                    until a successor trustee is       Professor of Political      Institutional Funds
                                        elected or earlier                 Economy, Harvard            Investment Trust and
                                        retirement or removal.             University (1972 -          Mellon Institutional
                                                                           present)                    Funds Master Portfolio
                                                                                                       (oversaw 17 portfolios in
                                                                                                       fund complex) (1989 -
                                                                                                       2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves         Founding Director, Vice     None
(63)                                    until a successor trustee is       President and Corporate
                                        elected or earlier                 Secretary, The Winthrop
                                        retirement or removal.             Group, Inc. (consulting
                                                                           firm) (1982 - present);
                                                                           Desautels Faculty of
                                                                           Management, McGill
                                                                           University (1999 -
                                                                           present); and Manager of
                                                                           Research Operations and
                                                                           Organizational Learning,
                                                                           Xerox PARC, Xerox's
                                                                           Advance Research Center
                                                                           (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD    LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE             PRINCIPAL OCCUPATION        HELD BY THIS TRUSTEE
Thomas J. Perna (60)       Trustee          Trustee since 2006. Serves     Chairman and Chief          Director, Broadridge
                                            until a successor trustee is   Executive Officer,          Financial Solutions, Inc.
                                            elected or earlier             Quadriserv, Inc.            (investor communications
                                            retirement or removal.         (technology products for    and securities processing
                                                                           securities lending          provider for financial
                                                                           industry) (2008 -           services industry) (2009
                                                                           present); private           - present); and Director,
                                                                           investor (2004 - 2008);     Quadriserv, Inc. (2005 -
                                                                           and Senior Executive Vice   present)
                                                                           President, The Bank of
                                                                           New York (financial and
                                                                           securities services)
                                                                           (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee          Trustee since 1995. Serves     President and Chief         Director of New America
                                            until a successor trustee is   Executive Officer,          High Income Fund, Inc.
                                            elected or earlier             Newbury, Piret & Company,   (closed-end investment
                                            retirement or removal.         Inc. (investment banking    company) (2004 -
                                                                           firm) (1981 - present)      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Trustee          Trustee since 2008. Serves     Senior Counsel, Sullivan    Director, The Swiss
                                            until a successor trustee is   & Cromwell LLP (law firm)   Helvetia Fund, Inc.
                                            elected or earlier             (1998 - present); and       (closed-end investment
                                            retirement or removal.         Partner, Sullivan &         company); and Director,
                                                                           Cromwell LLP (prior to      AMVESCAP, PLC (investment
                                                                           1998)                       manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                 (continued)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD    LENGTH OF SERVICE                                                 OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE           PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
Christopher J. Kelley (46)   Secretary        Since 2010. Serves at the    Vice President and Associate         None
                                              discretion of the Board.     General Counsel of Pioneer since
                                                                           January 2008 and Secretary of all
                                                                           of the Pioneer Funds since June
                                                                           2010; Assistant Secretary of all of
                                                                           the Pioneer Funds from September
                                                                           2003 to May 2010; and Vice
                                                                           President and Senior Counsel of
                                                                           Pioneer from July 2002 to December
                                                                           2007

Carol B. Hannigan (49)       Assistant        Since 2010. Serves at the    Fund Governance Director of Pioneer  None
                             Secretary        discretion of the Board.     since December 2006 and Assistant
                                                                           Secretary of all the Pioneer Funds
                                                                           since June 2010; Manager - Fund
                                                                           Governance of Pioneer from December
                                                                           2003 to November 2006; and Senior
                                                                           Paralegal of Pioneer from January
                                                                           2000 to November 2003

Thomas Reyes (48)            Assistant        Since 2010. Serves at the    Counsel of Pioneer since June 2007   None
                             Secretary        discretion of the Board.     and Assistant Secretary of all the
                                                                           Pioneer Funds since June 2010; and
                                                                           Vice President and Counsel at State
                                                                           Street Bank from October 2004 to
                                                                           June 2007

Mark E. Bradley (51)         Treasurer        Since 2008. Serves at the    Vice President - Fund Accounting,    None
                                              discretion of the Board.     Administration and Controllership
                                                                           Services of Pioneer; Treasurer of
                                                                           all of the Pioneer Funds since
                                                                           March 2008; Deputy Treasurer of
                                                                           Pioneer from March 2004 to February
                                                                           2008; Assistant Treasurer of all of
                                                                           the Pioneer Funds from March 2004
                                                                           to February 2008; and Treasurer and
                                                                           Senior Vice President, CDC IXIS
                                                                           Asset Management Services, from
                                                                           2002 to 2003

Luis I. Presutti (45)        Assistant        Since 2000. Serves at the    Assistant Vice President - Fund      None
                             Treasurer        discretion of the Board.     Accounting, Administration and
                                                                           Controllership Services of Pioneer;
                                                                           and Assistant Treasurer of all of
                                                                           the Pioneer Funds

Gary Sullivan (52)           Assistant        Since 2002. Serves at the    Fund Accounting Manager - Fund       None
                             Treasurer        discretion of the Board.     Accounting, Administration and
                                                                           Controllership Services of Pioneer;
                                                                           and Assistant Treasurer of all of
                                                                           the Pioneer Funds

David F. Johnson (31)        Assistant        Since 2009. Serves at the    Fund Administration Manager - Fund  None
                             Treasurer        discretion of the Board.     Accounting, Administration and
                                                                           Controllership Services since
                                                                           November 2008; Assistant Treasurer
                                                                           of all of the Pioneer Funds since
                                                                           January 2009; and Client Service
                                                                           Manager - Institutional Investor
                                                                           Services at State Street Bank from
                                                                           March 2003 to March 2007

Jean M. Bradley (58)         Chief            Since 2010. Serves at the    Chief Compliance Officer of Pioneer  None
                             Compliance       discretion of the Board.     and of all the Pioneer Funds since
                             Officer                                       March 2010; Director of Adviser and
                                                                           Portfolio Compliance at Pioneer
                                                                           since October 2005; and Senior
                                                                           Compliance Officer for Columbia
                                                                           Management Advisers, Inc. from
                                                                           October 2003 to October 2005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.































                                                                   18654-05-0211

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public
    Accounting Firm                                                           18

  Approval of Investment Advisory and
    Sub-Advisory Agreements                                                   19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                          84.7%
Temporary Cash Investments                                                  15.3%

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

Apartment                                                                   17.2%
Regional Mall                                                               14.0%
Office                                                                      13.2%
Health Care                                                                 11.1%
Shopping Center                                                             10.0%
Diversified                                                                  8.0%
Industrial                                                                   7.7%
Storage                                                                      7.5%
Hotel                                                                        6.9%
Triple Net Lease                                                             3.4%
Manufactured Home                                                            1.0%

Five Largest Holdings
(As a percentage of equity holdings)*

 1. Simon Property Group, Inc.                                              9.75%
 2. Equity Residential Property Trust                                       7.38
 3. AvalonBay Communities, Inc.                                             5.16
 4. Public Storage, Inc.                                                    4.99
 5. Boston Properties, Inc.                                                 4.88

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                  12/31/10          12/31/09
  Class I                                  $ 16.34           $ 13.04
  Class II                                 $ 16.35           $ 13.03


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.4009       $   -             $   -
  Class II                  $ 0.3610       $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Real Estate Shares       Pioneer Real Estate Shares         MSCI U.S.
                   VCT Portfolio, Class I           VCT Portfolio, Class II         REIT Index
12/00                     10,000                            10,000                    10,000
                          10,780                            10,752                    11,283
12/02                     11,053                            10,997                    11,694
                          14,894                            14,786                    15,991
12/04                     20,217                            20,019                    21,026
                          23,277                            22,993                    23,577
12/06                     31,848                            31,381                    32,046
                          25,833                            25,388                    26,658
12/08                     15,966                            15,653                    16,536
                          21,019                            20,592                    21,266
12/10                     27,051                            26,468                    27,323

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------
                                           Class I                      Class II
--------------------------------------------------------------------------------
10 Years                                   10.46%                       10.22%
5 Years                                     3.05%                        2.86%
1 Year                                     28.70%                       28.53%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.

Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/10        $1,000.00        $1,000.00
       Ending Account Value on 12/31/10         $1,200.11        $1,199.31
       Expenses Paid During Period*             $    5.71        $    7.04

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.27% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.



Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/10        $1,000.00        $1,000.00
       Ending Account Value on 12/31/10         $1,020.01        $1,018.80
       Expenses Paid During Period*             $    5.24        $    6.46

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.27% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

U.S. real estate investment trusts (REITs) continued their impressive performance run during the 12 months ended December 31, 2010, posting rewarding gains for the second year in a row. Broader equity market gains, combined with ongoing signs of stabilization in commercial real estate market fundamentals, a low-interest-rate environment, and demand for higher-yielding securities helped to drive REITs higher during the 12-month reporting period. In the following interview, Matthew Troxell of AEW Capital Management, L.P., the Portfolio's sub-adviser, discusses the REIT market and the Portfolio's performance over the 12-month period.

Q: How did the Portfolio perform over the 12 months ended December 31, 2010?

A: For the 12 months ended December 31, 2010, Pioneer Real Estate Shares VCT
   Portfolio Class I shares returned 28.70% at net asset value, and Class II shares returned 28.53%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1 returned 28.48%. Over the same period, the average return of the 65 variable portfolios in Lipper's Real Estate Underlying Funds category was 23.62%.

   The Portfolio performed essentially in line with its benchmark during the period. Positive stock selection and sector allocation strategies contributed to strong absolute results for the Portfolio overall. Stock selection in the office, storage, and hotel sectors was especially rewarding, but those gains were tempered by disappointing results in the shopping center and regional mall sectors. The Portfolio's sector allocation results benefited from its emphasis on the outperforming apartment sector and limited exposure to the underperforming health care sector.

Q: What investments influenced the Portfolio's performance favorably over the 12 months ended December 31, 2010?

A: With its high-quality asset portfolio and well-managed development pipeline, Extra Space Storage enjoyed solid operating results and a stable balance sheet. A recovery in business travel and improving fundamentals in the lodging industry translated into a strong year for the stock of Starwoods Hotels & Resorts Worldwide. The company's competitive international presence, high-quality portfolio, and upscale focus have been important drivers of its growth. Our decision to overweight the Portfolio to both of these top-performing holdings proved rewarding during the 12-month period.

Q: Which Portfolio investments proved most disappointing over the 12 months ended December 31, 2010?

A: Our decision to overweight the Portfolio to investments in the underperforming Pebblebrook Hotel Trust and Nationwide Health Properties was disappointing. Pebblebrook lagged its hotel peers during the 12-month period due to the fact that the company had not, in the first half of 2010, deployed the majority of the cash raised from its late 2009 initial public offering. The company subsequently announced several acquisitions as the calendar year progressed. We remain committed to the stock, as we believe the company continues to represent an attractive relative value in the hotel sector, especially considering its healthy balance sheet that has management well positioned to acquire high-quality assets going forward. National Health Property's underperformance was driven primarily by its announcement of lower-than-anticipated funds from operations guidance for 2010. Furthermore, through an equity share issuance to help strengthen its balance sheet,

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   management actually issued more shares than expected, but we did not view that as negatively as the market did.

Q: How did you adjust the Portfolio's investment strategy over the 12 months ended December 31, 2010, in light of improving market conditions?

A: Our strategy has not changed. We continue to construct the Portfolio through our bottom-up, value-oriented investment process, which attempts to find mispriced securities relative to their peers within each property sector. Active decisions are to overweight or underweight different individual stocks depending upon our view of market conditions and company-specific variables.

Q: Do you think the positive momentum that we saw in real estate markets over the 12 months ended December 31, 2010, will continue into 2011?

A: The continuing improvement in commercial real estate fundamentals in 2010 suggests that values should continue to recover, all other things being equal. We think demand, particularly for storage space, is gathering momentum, and new construction supply in apartments is likely to remain very limited for the foreseeable future, which should bring down vacancy rates during 2011 and support improvements in rents. Accordingly, we have overweighted the Portfolio to the self storage and apartment sectors, which offer the best relative value in our opinion. The Portfolio is substantially underweight health care, which has been trading at extremely high premiums to underlying property net asset values.

   REITs have been very conservative about raising dividends over the past couple of years, and with income nearing or past previous troughs and payout ratios below long-term norms, we expect to see dividends increase this year and beyond. Investors continue to look for yield in a world of few alternatives, and we believe REITs offer one of the primary investment alternatives. With the risk of deflation receding in recent months, the property portfolios held by REITs are a real asset that, should inflation reemerge, offer some inflation protection relative to pure fixed-income instruments.
   ----------------
   1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Please refer to the Schedule of Investments on pages 6 to 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------

            Shares                                                       Value
                         COMMON STOCKS - 111.8%
                         Consumer Services - 3.0%
                         Hotels, Resorts & Cruise
                         Lines - 3.0%
            27,600       Pebblebrook Hotel Trust                   $   560,832
            15,500       Starwood Hotels & Resorts
                         Worldwide, Inc.                               942,090
                                                                   -----------
                                                                   $ 1,502,922
                                                                   -----------
                         Total Consumer Services                   $ 1,502,922
                                                                   -----------
                         Real Estate - 108.8%
                         Diversified Real Estate
                         Activities - 0.9%
            22,400       Campus Crest Communities, Inc.            $   314,048
            11,200       Coresite Realty Corp.                         152,768
                                                                   -----------
                                                                   $   466,816
                                                                   -----------
                         Diversified Real Estate
                         Investment Trusts - 9.4%
             8,000       Excel Trust, Inc.                         $    96,800
            47,300       Liberty Property Trust (b)                  1,509,816
            36,500       Retail Opportunity Investment Corp.           361,715
            31,600       Vornado Realty Trust                        2,633,228
                                                                   -----------
                                                                   $ 4,601,559
                                                                   -----------
                         Industrial Real Estate
                         Investment Trusts - 7.6%
            36,300       AMB Property Corp.                        $ 1,151,073
           122,900       DCT Industrial Trust, Inc. (b)                652,599
            47,900       Dupont Fabros Technology, Inc. (b)          1,018,833
            52,900       First Potomac Realty Trust                    889,778
                                                                   -----------
                                                                   $ 3,712,283
                                                                   -----------
                         Office Real Estate
                         Investment Trusts - 14.7%
            10,600       Alexandria Real Estate Equities, Inc.     $   776,556
            52,000       BioMed Property Trust, Inc. (b)               969,800
            31,100       Boston Properties, Inc.                     2,677,710
             5,500       Corporate Office Properties Trust, Inc.       192,225
            11,400       Digital Realty Trust, Inc. (b)                587,556
            42,300       Kilroy Realty Corp.                         1,542,681
            24,400       Piedmont Office Realty Trust, Inc. (b)        491,416
                                                                   -----------
                                                                   $ 7,237,944
                                                                   -----------
                         Real Estate Operating
                         Companies - 1.2%
            23,500       Brookfield Properties Corp. (b)           $   411,955
            10,500       Hudson Pacific Properties, Inc.               158,025
                                                                   -----------
                                                                   $   569,980
                                                                   -----------
                         Residential Real Estate
                         Investment Trusts - 19.8%
             7,900       American Campus Communities, Inc.         $   250,904
            25,200       AvalonBay Communities, Inc.                 2,836,260
            28,500       Camden Property Trust                       1,538,430

            Shares                                                       Value
                         Residential Real Estate
                         Investment Trusts (continued):
             9,800       Equity Lifestyle Properties, Inc.         $   548,114
            78,000       Equity Residential Property Trust           4,052,100
             4,300       Essex Property Trust, Inc. (b)                491,146
                                                                   -----------
                                                                   $ 9,716,954
                                                                   -----------
                         Retail Real Estate
                         Investment Trusts - 27.6%
            60,800       Developers Diversified Realty Corp. (b)   $   856,672
            21,500       Federal Realty Investment Trust             1,675,495
             4,200       General Growth Properties, Inc.                65,016
            88,000       Kite Realty Group Trust                       476,080
            24,300       National Retail Properties, Inc. (b)          643,950
            33,900       Ramco-Gershenson Properties Trust             422,055
             5,900       Realty Income Corp. (b)                       201,780
            38,000       Regency Centers Corp. (b)                   1,605,120
            53,800       Simon Property Group, Inc.                  5,352,562
             4,600       Taubman Centers, Inc. (b)                     232,208
            42,500       The Macerich Co. (b)                        2,013,225
                                                                   -----------
                                                                   $13,544,163
                                                                   -----------
                         Specialized Real Estate
                         Investment Trusts - 27.6%
            21,800       Entertainment Properties Trust            $ 1,008,250
            81,300       Extra Space Storage, Inc.                   1,414,620
            66,000       HCP, Inc.                                   2,428,140
            10,100       HealthCare REIT, Inc.                         481,164
           130,000       Host Hotels & Resorts, Inc.                 2,323,100
            54,000       Nationwide Health Properties, Inc.          1,964,520
            53,800       Omega Healthcare Investors, Inc.            1,207,272
            27,000       Public Storage, Inc.                        2,738,340
                                                                   -----------
                                                                   $13,565,406
                                                                   -----------
                         Total Real Estate                         $53,415,105
                                                                   -----------
                         TOTAL COMMON STOCKS
                         (Cost $29,420,422)                        $54,918,027
                                                                   -----------

         Principal
        Amount ($)
                  TEMPORARY CASH
                  INVESTMENTS - 20.2%
                  Securities Lending
                  Collateral - 20.2% (c)
                  Certificates of Deposit:
  281,489         Bank of Nova Scotia, 0.37%, 9/29/11                 $281,489
  197,042         BBVA Group NY, 0.61%, 7/26/11                        197,042
  205,327         BNP Paribas Bank NY, 0.1%, 1/3/11                    205,327
  140,744         BNP Paribas Bank NY, 0.29%, 2/8/11                   140,744
  140,744         BNP Paribas Bank NY, 0.3%, 1/20/11                   140,744
  281,489         Canadian Imperial Bank of Commerce
                  NY, 0.29%, 4/27/11                                   281,489
  281,489         DnB NOR Bank ASA NY, 0.25%,
                  3/7/11                                               281,489


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Principal
        Amount ($)                                                     Value
                          Certificates of
                          Deposit (continued):
           140,735        National Australia Bank NY, 0.31%,
                          10/19/11                                $  140,735
           281,489        RoboBank Netherland NV NY, 0.31%,
                          8/8/11                                     281,489
           281,489        Royal Bank of Canada NY, 0.44%,
                          12/2/11                                    281,489
           140,744        SocGen NY, 0.30%, 2/10/11                  140,744
           281,489        Westpac Banking Corp. NY, 0.44%,
                          12/6/11                                    281,489
                                                                  ----------
                                                                  $2,654,270
                                                                  ----------
                          Commercial Paper:
           168,893        American Honda Finance, 0.30%,
                          5/4/11                                  $  168,893
           113,008        American Honda Finance, 1.05%,
                          6/20/11                                    113,008
           103,402        Australia & New Zealand Banking
                          Group, 0.89%, 8/4/11                       103,402
           286,758        Caterpillar Financial Services Corp.,
                          1.05%, 6/24/11                             286,758
           309,637        CBA, 0.32%, 1/3/11                         309,637
            84,423        CHARFD, 0.26%, 2/8/11                       84,423
           140,710        FAIRPP, 0.27%, 2/2/11                      140,710
           144,513        FAIRPP, 0.27%, 3/7/11                      144,513
           281,512        Federal Home Loan Bank, 0.37%,
                          6/1/11                                     281,512
           140,743        GE Corp., 0.34%, 1/26/11                   140,743
           140,793        General Electric Capital Corp., 0.38%,
                          4/28/11                                    140,793
            28,138        General Electric Capital Corp., 0.38%,
                          6/6/11                                      28,138
           281,343        OLDLLC, 0.27%, 3/11/11                     281,343
           281,376        SEB, 0.39%, 2/7/11                         281,376
           337,784        SOCNAM, 0.1%, 1/3/11                       337,784
           140,730        SOCNAM, 0.29%, 1/14/11                     140,730
           168,786        STDFIN, 0.6%, 2/8/11                       168,786
           281,426        STRAIT, 0.25%, 2/2/11                      281,426
           140,735        TBLLC, 0.27%, 1/10/11                      140,735
           140,710        TBLLC, 0.27%, 2/2/11                       140,710
           281,489        Toyota Motor Credit Corp., 0.44%,
                          9/8/11                                     281,489
           112,560        VARFUN, 0.26%, 2/14/11                     112,560
           171,565        VARFUN, 0.27%, 1/20/11                     171,565
           168,896        Wachovia, 0.40%, 3/22/11                   168,896
           112,669        Wachovia, 0.42%, 10/15/11                  112,669
                                                                  ----------
                                                                  $4,562,599
                                                                  ----------

         Principal
        Amount ($)                                                     Value
                          Tri-party Repurchase
                          Agreements:
           410,973        Deutsche Bank Securities, Inc., 0.22%,
                          1/3/11                                  $  410,973
           562,977        HSBC Bank USA NA, 0.21%, 1/3/11            562,977
           816,317        RBS Securities, Inc., 0.25%, 1/3/11        816,317
                                                                  ----------
                                                                  $1,790,267
                                                                  ----------

         Shares
                  Money Market Mutual Funds:
      450,382     Dreyfus Preferred Money Market Fund           $    450,382
      450,382     Fidelity Prime Money Market Fund                   450,382
                                                                ------------
                                                                $    900,764
                                                                ------------
                  Total Securities Lending
                  Collateral                                    $  9,907,900
                                                                ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $9,907,900)                             $  9,907,900
                                                                ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 132.0%
                  (Cost $39,328,322)(a)                         $ 64,825,927
                                                                ------------
                  OTHER ASSETS AND
                  LIABILITIES - (32.0) %                        $(15,733,503)
                                                                ------------
                  TOTAL NET ASSETS - 100.0%                     $ 49,092,424
                                                                ============

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $40,781,910 was as follows:


         Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost    $24,177,330
         Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value       (133,313)
                                                                 -----------
         Net unrealized gain                                     $24,044,017
                                                                 ===========

(b)    At December 31, 2010, the following securities were out on loan:



     Shares                    Description                            Value
       28,400     BioMed Property Trust, Inc.                     $  531,080
       23,000     Brookfield Properties Corp.                        402,500
       33,500     DCT Industrial Trust, Inc.                         177,550
       59,000     Developers Diversified Realty Corp.                831,900
       11,200     Digital Realty Trust, Inc.                         576,800
       47,400     Dupont Fabros Technology, Inc.                   1,009,620
          400     Essex Property Trust, Inc.                          45,680
       35,000     Liberty Property Trust                           1,116,500
       42,000     The Macerich Co.                                 1,990,800
       24,000     National Retail Properties, Inc.                   636,000
       24,000     Piedmont Office Realty Trust, Inc.                 482,400
        5,000     Realty Income Corp.                                171,000
       34,800     Regency Centers Corp.                            1,468,560
        4,500     Taubman Centers, Inc.                              227,250
                                                                  ----------
                  Total                                           $9,667,640
                                                                  ==========


  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $5,706,949 and $11,758,517, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:


                      Level 1          Level 2         Level 3         Total
Common Stocks      $ 54,918,027      $         -        $  -       $ 54,918,027
Temporary Cash
  Investments                 -        9,007,136            -         9,007,136
Money Market
  Mutual Funds          900,764                -            -           900,764
                   ------------      -----------         ----      ------------
Total              $ 55,818,791      $ 9,007,136         $  -      $ 64,825,927
                   ============      ===========         ====      ============


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          12/31/10    12/31/09     12/31/08    12/31/07    12/31/06
Class I
Net asset value, beginning of period                      $ 13.04     $ 10.41      $ 23.49     $ 33.01     $ 26.13
                                                          -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.24     $  0.35      $  0.49     $  0.55     $  0.45
 Net realized and unrealized gain (loss) on investments      3.46        2.76        (6.87)      (6.29)       8.70
                                                          -------     -------      -------     -------     -------
  Net increase (decrease) from investment operations      $  3.70     $  3.11      $ (6.38)    $ (5.74)    $  9.15
Distributions to shareholders:
 Net investment income                                      (0.40)      (0.35)       (0.49)      (0.47)      (0.39)
 Net realized gain                                             --          --        (5.96)      (3.31)      (1.88)
 Tax return of capital                                         --       (0.13)       (0.25)         --          --
                                                          -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                $  3.30     $  2.63      $(13.08)    $ (9.52)    $  6.88
                                                          -------     -------      -------     -------     -------
Net asset value, end of period                            $ 16.34     $ 13.04      $ 10.41     $ 23.49     $ 33.01
                                                          =======     =======      =======     =======     =======
Total return*                                               28.70%      31.64%      (38.19)%    (18.88)%     36.82%
Ratio of net expenses to average net assets+                 1.03%       1.10%        1.04%       0.91%       0.91%
Ratio of net investment income to average net assets+        1.68%       3.48%        2.57%       1.65%       1.43%
Portfolio turnover rate                                        11%         30%          22%         15%         18%
Net assets, end of period (in thousands)                  $11,035     $10,151      $ 9,513     $19,636     $34,597

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+      Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          12/31/10    12/31/09     12/31/08    12/31/07    12/31/06
Class II
Net asset value, beginning of period                      $ 13.03     $ 10.38      $ 23.45     $ 32.96     $ 26.09
                                                          -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.19     $  0.33      $  0.45     $  0.46     $  0.36
 Net realized and unrealized gain (loss) on investments      3.49        2.78        (6.86)      (6.27)       8.70
                                                          -------     -------      -------     -------     -------
  Net increase (decrease) from investment operations      $  3.68     $  3.11      $ (6.41)    $ (5.81)    $  9.06
Distributions to shareholders:
 Net investment income                                      (0.36)      (0.33)       (0.45)      (0.39)      (0.31)
 Net realized gain                                             --          --        (5.96)      (3.31)      (1.88)
 Tax return of capital                                         --       (0.13)       (0.25)         --          --
                                                          -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                $  3.32     $  2.65      $(13.07)    $ (9.51)    $  6.87
                                                          -------     -------      -------     -------     -------
Net asset value, end of period                            $ 16.35     $ 13.03      $ 10.38     $ 23.45     $ 32.96
                                                          =======     =======      =======     =======     =======
Total return*                                               28.53%      31.56%      (38.35)%    (19.09)%     36.48%
Ratio of net expenses to average net assets+                 1.27%       1.33%        1.30%       1.16%       1.16%
Ratio of net investment income to average net assets+        1.45%       3.21%        2.41%       1.44%       1.22%
Portfolio turnover rate                                        11%         30%          22%         15%         18%
Net assets, end of period (in thousands)                  $38,057     $39,638      $32,712     $54,005     $85,175

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $9,667,640)(cost $39,328,322)      $ 64,825,927
 Cash                                                                                             842,588
 Receivables --
   Investment securities sold                                                                      37,592
   Portfolio shares sold                                                                            1,837
   Dividends                                                                                      226,691
 Other                                                                                                611
                                                                                             ------------
  Total assets                                                                               $ 65,935,246
                                                                                             ------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                              $  6,878,920
   Upon return of securities loaned                                                             9,907,900
 Due to affiliates                                                                                  5,715
 Accrued expenses                                                                                  50,287
                                                                                             ------------
  Total liabilities                                                                          $ 16,842,822
                                                                                             ------------
NET ASSETS:
 Paid-in capital                                                                             $ 32,723,514
 Accumulated net realized loss on investments                                                  (9,128,695)
 Net unrealized gain on investments                                                            25,497,605
                                                                                             ------------
  Total net assets                                                                           $ 49,092,424
                                                                                             ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $11,034,954/675,425 shares)                                               $      16.34
                                                                                             ============
 Class II (based on $38,057,470/2,327,978 shares)                                            $      16.35
                                                                                             ============


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $494)         $1,398,174
 Interest                                                         183
 Income from securities loaned, net                            25,530
                                                           ----------
  Total investment income                                                  $ 1,423,887
                                                                           -----------
EXPENSES:
 Management fees                                           $  418,365
 Transfer agent fees
 Class I                                                        1,500
 Class II                                                       1,473
 Distribution fees
 Class II                                                     104,176
 Administrative reimbursements                                 16,327
 Custodian fees                                                11,453
 Professional fees                                             58,035
 Printing expense                                              20,474
 Fees and expenses of nonaffiliated trustees                    6,903
 Miscellaneous                                                  1,607
                                                           ----------
  Total expenses                                                           $   640,313
                                                                           -----------
   Net investment income                                                   $   783,574
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                          $ 2,091,118
                                                                           -----------
 Change in net unrealized gain on investments                              $10,216,043
                                                                           -----------
 Net gain on investments                                                   $12,307,161
                                                                           -----------
 Net increase in net assets resulting from operations                      $13,090,735
                                                                           ===========


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended 12/31/10 and 12/31/09, respectively


                                                                                               Year Ended         Year Ended
                                                                                                12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                                                        $     783,574      $   1,322,933
Net realized gain (loss) on investments                                                          2,091,118        (10,275,512)
Change in net unrealized gain on investments                                                    10,216,043         21,838,997
                                                                                             -------------      -------------
  Net increase in net assets resulting from operations                                       $  13,090,735      $  12,886,418
                                                                                             -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.40 and $0.35 per share, respectively)                                           $    (284,941)     $    (291,215)
 Class II ($0.36 and $0.33 per share, respectively)                                             (1,015,044)        (1,031,718)
Tax return of capital:
 Class I ($0.00 and $0.13 per share, respectively)                                                      --           (104,560)
 Class II ($0.00 and $0.13 per share, respectively)                                                     --           (401,514)
                                                                                             -------------      -------------
  Total distributions to shareowners                                                         $  (1,299,985)     $  (1,829,007)
                                                                                             -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $   5,890,957      $   7,025,345
Reinvestment of distributions                                                                    1,299,985          1,829,005
Cost of shares repurchased                                                                     (19,678,162)       (12,347,811)
                                                                                             -------------      -------------
 Net decrease in net assets resulting from resulting from Portfolio share transactions       $ (12,487,220)     $  (3,493,461)
                                                                                             -------------      -------------
 Net increase (decrease) in net assets                                                       $    (696,470)     $   7,563,950
NET ASSETS:
Beginning of year                                                                               49,788,894         42,224,944
                                                                                             -------------      -------------
End of year                                                                                  $  49,092,424      $  49,788,894
                                                                                             =============      =============


                                                     '10 Shares        '10 Amount            '09 Shares         '09 Amount
CLASS I
Shares sold                                              52,774        $      790,235            52,779          $    454,585
Reinvestment of distributions                            19,089               284,941            41,514               395,774
Less shares repurchased                                (175,162)           (2,563,281)         (229,837)           (2,189,425)
                                                     ----------        --------------        ----------          ------------
  Net decrease                                         (103,299)       $   (1,488,105)         (135,544)         $ (1,339,066)
                                                     ==========        ==============        ==========          ============
CLASS II
Shares sold                                             343,908        $    5,100,722           772,922          $  6,570,760
Reinvestment of distributions                            67,927             1,015,044           148,787             1,433,231
Less shares repurchased                              (1,125,459)          (17,114,881)       (1,030,492)          (10,158,386)
                                                     ----------        --------------        ----------          ------------
  Net decrease                                         (713,624)       $  (10,999,115)         (108,783)         $ (2,154,395)
                                                     ==========        ==============        ==========          ============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

      At December 31, 2010, the Portfolio reclassified $516,411 to decrease paid-in capital and $516,411 to increase undistributed net investment income to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

      At December 31, 2010, the Portfolio had a net capital loss carryforward of $7,675,107 which will expire in 2017 if not utilized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                       2010              2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $ 1,299,985        $1,322,933
                                                   -----------        ----------
                                                   $ 1,299,985        $1,322,933
Return of capital                                           --           506,074
                                                   -----------        ----------
 Total distributions                               $ 1,299,985        $1,829,007
                                                   ===========        ==========
Distributable Earnings:
Capital loss carryforward                          $(7,675,107)
Unrealized appreciation                             24,044,017
                                                   -----------
 Total                                             $16,368,910
                                                   ===========
--------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares and Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million; and 0.75% of the Portfolio's average daily net assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,476 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,930 in transfer agent fees payable to PIMSS at December 31, 2010.

4.    Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $309 in distribution fees payable to PFD at December 31, 2010.

5.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2010, and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio. The Trustees also noted the small size of the Portfolio compared to the median asset size of the Portfolio's peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2009). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                      the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the    Trustee since 1994. Serves
                            Board, Trustee     until a successor trustee is
                            and President      elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury         Trustee and        Trustee since 2007. Serves
(52)*                       Executive Vice     until a successor trustee is
                            President          elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment       None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional
                            Asset Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                            Real Estate Investment Fund (Russia) (until June 2006);
                            Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury         Director, CEO and President of PIM-USA (since February            None
(52)*                       2007); Director and President of Pioneer and Pioneer
                            Institutional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since
                            March 2007); Director of PGAM (2007 - 2010); Head of New
                            Europe Division, PGAM (2000 - 2005); and Head of New Markets
                            Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)          Trustee            Trustee since 2005. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee            Trustee since 2000. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman        Trustee            Trustee since 2008. Serves
(66)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham        Trustee            Trustee since 2000. Serves
(63)                                           until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)          Interim Chief Executive Officer, Oxford Analytica, Inc.           Director of Enterprise Community
                            (privately held research and consulting company) (2010 -          Investment, Inc. (privately held
                            present); Managing Partner, Federal City Capital Advisors         affordable housing finance company)
                            (corporate advisory services company) (1997 - 2004 and 2008       (1985 - present); Director of
                            - present); Executive Vice President and Chief Financial          Oxford Analytica, Inc. (2008 -
                            Officer, I-trax, Inc. (publicly traded health care services       present); Director of The Swiss
                            company) (2004 - 2007); and Executive Vice President and          Helvetia Fund, Inc. (closed-end
                            Chief Financial Officer, Pedestal Inc. (internet-based            fund) (2010 - present); and
                            mortgage trading company) (2000 - 2002)                           Director of New York Mortgage Trust
                                                                                              (publicly traded mortgage REIT)
                                                                                              (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)           President, Bush International, LLC (international financial       Director of Marriott International,
                            advisory firm) (1991 - present); Managing Director, Federal       Inc. (2008 - present); Director of
                            Housing Finance Board (oversight of Federal Home Loan Bank        Discover Financial Services (credit
                            system) (1989 - 1991); Vice President and Head of                 card issuer and electronic payment
                            International Finance, Federal National Mortgage Association      services) (2007 - present); Former
                            (1988 - 1989); U.S. Alternate Executive Director,                 Director of Briggs & Stratton Co.
                            International Monetary Fund (1984 - 1988); Executive              (engine manufacturer) (2004 -
                            Assistant to Deputy Secretary of the U.S. Treasury, U.S.          2009); Director of UAL Corporation
                            Treasury Department (1982 - 1984); and Vice President and         (airline holding company) (2006 -
                            Team Leader in Corporate Banking, Bankers Trust Co. (1976 -       present); Director of ManTech
                            1982)                                                             International Corporation (national
                                                                                              security, defense, and intelligence
                                                                                              technology firm) (2006 - present);
                                                                                              Member, Board of Governors,
                                                                                              Investment Company Institute (2007
                                                                                              - present); Former Director of
                                                                                              Brady Corporation (2000 - 2007);
                                                                                              Former Director of Mortgage
                                                                                              Guaranty Insurance Corporation
                                                                                              (1991 - 2006); Former Director of
                                                                                              Millennium Chemicals, Inc.
                                                                                              (commodity chemicals) (2002 -
                                                                                              2005); Former Director, R.J.
                                                                                              Reynolds Tobacco Holdings, Inc.
                                                                                              (tobacco) (1999 - 2005); and Former
                                                                                              Director of Texaco, Inc. (1997 -
                                                                                              2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman        William Joseph Maier Professor of Political Economy, Harvard      Trustee, Mellon Institutional Funds
(66)                        University (1972 - present)                                       Investment Trust and Mellon
                                                                                              Institutional Funds Master
                                                                                              Portfolio (oversaw 17 portfolios in
                                                                                              fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham        Founding Director, Vice President and Corporate Secretary,        None
(63)                        The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance
                            Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee            Trustee since 2006. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee            Trustee since 1995. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)        Trustee            Trustee since 2008. Serves
                                               until a successor trustee is
                                               elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                PRINCIPAL OCCUPATION                                              HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc.            Director, Broadridge Financial
                            (technology products for securities lending industry) (2008       Solutions, Inc. (investor
                            - present); private investor (2004 - 2008); and Senior            communications and securities
                            Executive Vice President, The Bank of New York (financial         processing provider for financial
                            and securities services) (1986 - 2004)                            services industry) (2009 -
                                                                                              present); and Director, Quadriserv,
                                                                                              Inc. (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret &           Director of New America High Income
                            Company, Inc. (investment banking firm) (1981 - present)          Fund, Inc. (closed-end investment
                                                                                              company) (2004 - present); and
                                                                                              member, Board of Governors,
                                                                                              Investment Company Institute (2000
                                                                                              - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -        Director, The Swiss Helvetia Fund,
                            present); and Partner, Sullivan & Cromwell LLP (prior to          Inc. (closed-end investment
                            1998)                                                             company); and Director, AMVESCAP,
                                                                                              PLC (investment manager) (1997 -
                                                                                              2005)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD      LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST     AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary          Since 2010. Serves at the
                                                 discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant          Since 2010. Serves at the
                              Secretary          discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant          Since 2010. Serves at the
                              Secretary          discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer          Since 2008. Serves at the
                                                 discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant          Since 2000. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant          Since 2002. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant          Since 2009. Serves at the
                              Treasurer          discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief              Since 2010. Serves at the
                              Compliance         discretion of the Board.
                              Officer
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                              OTHER DIRECTORSHIPS
NAME AND AGE                PRINCIPAL OCCUPATION                                              HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)  Vice President and Associate General Counsel of Pioneer           None
                            since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                            Funds from September 2003 to May 2010; and Vice President
                            and Senior Counsel of Pioneer from July 2002 to December
                            2007
------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)      Fund Governance Director of Pioneer since December 2006 and       None
                            Assistant Secretary of all the Pioneer Funds since June
                            2010; Manager - Fund Governance of Pioneer from December
                            2003 to November 2006; and Senior Paralegal of Pioneer from
                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)           Counsel of Pioneer since June 2007 and Assistant Secretary        None
                            of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                            2007
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)        Vice President - Fund Accounting, Administration and              None
                            Controllership Services of Pioneer; Treasurer of all of the
                            Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                            Treasurer and Senior Vice President, CDC IXIS Asset
                            Management Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Vice President - Fund Accounting, Administration        None
                            and Controllership Services of Pioneer; and Assistant
                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Fund Accounting Manager - Fund Accounting, Administration         None
                            and Controllership Services of Pioneer; and Assistant
                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)       Fund Administration Manager - Fund Accounting,                    None
                            Administration and Controllership Services since November
                            2008; Assistant Treasurer of all of the Pioneer Funds since
                            January 2009; and Client Service Manager - Institutional
                            Investor Services at State Street Bank from March 2003 to
                            March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)        Chief Compliance Officer of Pioneer and of all the Pioneer        None
                            Funds since March 2010; Director of Adviser and Portfolio
                            Compliance at Pioneer since October 2005; and Senior
                            Compliance Officer for Columbia Management Advisers, Inc.
                            from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18653-05-0211

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares




                                                                   ANNUAL REPORT

                                                               December 31, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      8
  Financial Statements                                                        28
  Notes to Financial Statements                                               33
  Report of Independent Registered Public Accounting Firm                     39
  Approval of Investment Advisory Agreement                                   40
  Trustees, Officers and Service Providers                                    43

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

(THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT)

U.S. Corporate Bonds                    48.5%
Senior Floating Rate Loan Interests     14.2%
Collateralized Mortgage Obligations      9.8%
Foreign Government Obligations           8.2%
U.S. Government Securities               8.1%
Asset Backed Securities                  5.1%
Convertible Corporate Bonds              2.4%
Preferred Stocks                         1.3%
Municipal Bonds                          1.2%
U.S. Common Stocks                       0.7%
Temporary Cash Investments               0.5%

Maturity Distribution
(As a percentage of total investment portfolio)

(THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT)

0-2 years                               13.7%
2-5 years                               27.7%
5-7 years                               22.1%
7-10 years                              22.3%
10-20 years                              7.7%
20+ years                                6.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

1.     Canada Housing Trust No 1,
         3.75%, 3/15/20                          1.71%
2.     U.S. Treasury Notes, 4.25%,
         5/15/39                                 1.07
3.     Flextronics Semiconductor, Ltd.,
         A Closing Date Loan, 10/1/14            0.93
4.     U.S. Treasury Notes, 3.5%,
         5/15/20                                 0.86
5.     Burger King Holdings, Inc.,
         Tranche B Term Loan, 9/7/16             0.85

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/10      12/31/09
  Class I                      $10.63        $10.07
  Class II                     $10.62        $10.06


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 12/31/10)         Income         Capital Gains     Capital Gains
  Class I                   $0.5820        $  -              $  -
  Class II                  $0.5583        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

(THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT)

12/00       $10,000       $10,000       $10,000
             10,690        10,664        10,809
12/02        11,836        11,778        11,872
             14,350        14,242        12,563
12/04        15,820        15,659        13,188
             16,254        16,049        13,546
12/06        17,308        17,050        14,219
             18,420        18,101        15,144
12/08        16,288        15,985        15,504
             21,132        20,676        16,838
12/10        23,608        23,028        18,044


The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2010)

--------------------------------------------------------------------------------
                  Class I         Class II*
--------------------------------------------------------------------------------
10 Years            8.97%             8.70%
5 Years             7.75%             7.49%
1 Year             11.61%            11.37%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns shown for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------


As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2010 through December 31, 2010.


Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/10         $1,000.00       $1,000.00
       Ending Account Value on 12/31/10          $1,067.43       $1,065.13
       Expenses Paid During Period*              $    6.41       $    7.65

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.


Share Class                                         I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 7/1/10         $1,000.00       $1,000.00
       Ending Account Value 12/31/10             $1,019.00       $1,017.80
       Expenses Paid During Period*              $    6.26       $    7.48

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                                                               3
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10
--------------------------------------------------------------------------------

Fixed-income investments produced healthy returns in 2010, with corporate bonds and credit-sensitive securities outperforming government securities and other high-quality debt as signs of progress led to greater confidence that a global economic rebound had taken hold. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12 months ended December 31, 2010. Mr. Taubes, the Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2010?

A: Pioneer Strategic Income VCT Portfolio Class I shares returned 11.61% at net asset value during the 12 months ended December 31, 2010, and Class II shares returned 11.37%, while the Portfolio's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index) returned 7.16%. Over the same period, the average return of the 60 variable portfolios in Lipper's General Bond Underlying Funds category was 9.54%. On December 31, 2010, the 30-day SEC yield of the Portfolio's Class I shares was 4.80%.

Q: Could you describe the market environment and also discuss the principal factors influencing the Portfolio's performance over the 12 months ended December 31, 2010?

A: The Portfolio's emphasis on the credit sectors -- including high-yield and investment-grade corporate bonds and emerging markets securities -- helped it post strong results during a year in which an expanding global economy and growing corporate profits encouraged optimism. The Portfolio's results from investments in securities with credit risk were particularly strong during the first few months of 2010, as evidence mounted that the global economy was rebounding.

   Doubts started to arise in the spring of 2010, however, as the U.S. Federal Reserve Board (the Fed) approached the conclusion of its announced plans to inject liquidity into the credit markets through strategic purchases of fixed-income securities. At about the same time, the Chinese government indicated that it would tighten monetary policy, which could result in a slowing of economic growth in China. Moreover, worries started increasing about sovereign debt risks as severe financial problems began surfacing among several peripheral European countries, including Greece, Ireland and Spain. Those problems potentially affected both European sovereign debt investments and the stability of major European banks exposed to the sovereign debt. The effect of the confluence of the issues was enough to shake confidence in corporate securities generally, including both bonds and stocks.

   Then a series of developments combined to steady the markets. The European Central Bank (ECB) and major European nations agreed to provide emergency assistance to Greece, the first nation where a sovereign debt crisis surfaced. The move temporarily calmed fears, but worries still grew about economic growth in China and the sustainability of the recovery in the United States, where unemployment remained troublesome and consumer spending appeared weak. Then, in late summer, U.S. Fed Chairman Ben Bernanke announced plans for a second round of quantitative easing ("QE2"), which led to increased confidence that the economic recovery would be sustained. Corporate bonds, as well as equities, again began to rally. Despite brief interruptions caused by news of a debt crisis in Ireland and by uncertainties about the mid-term elections in the United States, the rally continued through

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


4
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the end of 2010. In Europe, the investment environment was helped when the ECB announced it would come up with a plan to rescue Ireland. Meanwhile, the end of the political uncertainty surrounding the mid-term U.S. elections, combined with more pro-business signals from the Obama administration, led to an improved economic outlook in the United States.

   In the United States, economic news was mostly encouraging in 2010. Key economic indices, including gross domestic product (GDP), signaled that the economy was in recovery. Reported GDP growth increased from an annual rate of 1.7% for the second calendar quarter to 2.6% for the third quarter. Corporate profit growth was particularly strong, especially in the industrial area, where many companies had reduced their costs and improved their operating profit margins. One area that continued to be weak, however, was the jobs market. Unemployment remained high and the jobs market showed few signs of improvement for most of the year. However, some evidence of new-job creation in the private sector and improved consumer spending began appearing late in the year.

Q: What were your principal strategies and how did they affect the Portfolio's performance over the 12 months ended December 31, 2010?

A: We emphasized the credit sectors throughout the year, which helped the Portfolio outperform the Barclays Index benchmark as well as its Lipper peer group average. We substantially overweighted the Portfolio to domestic high-yield corporate bonds, which were one of the best overall performers in the fixed-income markets. We also maintained healthy Portfolio allocations to domestic investment-grade corporate bonds, and to emerging markets debt -- both of which generated returns superior to investments in high-grade securities such as Treasuries and government agency bonds. In addition, the Portfolio's investments in non-government-agency mortgage-backed securities made a solid contribution to performance over the 12-month period, as those investments performed well throughout the year, even during market corrections. As the Portfolio's fiscal year progressed, we also added to its investments in floating-rate bank loans. While the floating-rate securities did not perform as well as high-yield bonds, they still produced positive returns. The floating-rate feature of the securities also provided the Portfolio with added protection for the eventuality that interest rates finally would start to rise. In addition, we invested the Portfolio's assets in more convertible securities, which had the potential to appreciate as stock prices rose. We pared back Portfolio positions in investment-grade corporates during the fiscal year ended December 31, 2010. While the investment-grade corporates had performed very well, we became somewhat concerned about "event risk," given that corporations might start deploying their abundant cash reserves into programs such as stock buybacks and dividend increases, moves that would benefit equity holders over bond holders. Throughout 2010, we underweighted the Portfolio to Treasuries and government agency bonds.

   The Portfolio's currency positioning also helped performance during the 12 months ended December 31, 2010, as we maintained the Portfolio's exposure to the currencies of countries benefiting from the expanding global economy. These included currencies of resource-rich nations such as Canada and Australia, as well as emerging market nations such as Brazil and Turkey. We generally avoided exposing the Portfolio heavily to the euro, which declined in value against other currencies as the European debt problems surfaced, although the Portfolio did enjoy good performance from investments in the currencies of Norway and Sweden.

   Nevertheless, investments in some corporate debt denominated in the euro held back Portfolio results during the 12-month period. In addition, short

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/10                             (continued)
--------------------------------------------------------------------------------

   positioning among the Portfolio's investments in U.S. Treasuries did not help performance, as longer-maturity Treasuries performed better than we had expected.

   At the end of the Portfolio's fiscal year on December 31, 2010, U.S. high-yield corporate bonds accounted for 29% of Portfolio assets, while investment-grade debt, including domestic corporate bonds, represented about 22% of assets. Investments in emerging markets represented 10% of the Portfolio's net assets, and nearly 14% of assets were allocated to bank loans. About 3% of Portfolio assets were invested in convertible securities. U.S. Treasuries and government agency bonds represented just 3% of assets. The mortgage-backed sector represented 19% of Portfolio assets, with much of that allocation to non-agency mortgage securities rather than government agency securities. As of December 31, 2010, the Portfolio's effective duration was 3.53 years. ("Duration" is a measure of a portfolio's sensitivity to changes in interest rates.)

Q: What were some of the investments that most influenced the Portfolio's performance over the 12 months ended December 31, 2010?

A: Among corporate bond holdings, the Portfolio's investments in securities of CommScope, a technology firm providing infrastructure services for communication networks, and of WESCO International, an industrial products distributor, were two standouts over the 12-month period. The rebound in the financials sector also led to strong performance from a Portfolio position in securities issued by investment banker Goldman Sachs. The bonds of Domino's Pizza also appreciated when the company refinanced its debt.

   Two disappointing investments for the Portfolio in the corporate sector over the 12-month period were the bonds of the Mashantucket Native American Tribe, which owns a casino complex in Connecticut, and PetroPlus Financial, a European oil refiner. The Mashantucket Tribe ran into problems from an aggressive expansion plan that generated higher debt at the same time that gambling revenues began to slow. PetroPlus Financial reported weak financial results as investors became more apprehensive about the outlook for European refiners.

Q: What is your investment outlook?

A: We think that the domestic economy should grow by at least 3% during 2011, prodded by higher consumer spending and increasing capital investments by corporations. High unemployment remains a concern, although we did see some private sector job creation late in 2010. Moreover, an increased percentage of Americans say they are feeling more confident about the future.

   We are positive about corporate debt generally, especially as we see signs from Washington of a more pro-business attitude regarding both regulations and taxes. We believe high-yield issues should do well, as should bank loans, which can benefit from the combination of healthy corporate finances and the prospect of potential hikes in interest rates. As the economy and the corporate profit outlooks continue to improve, we also would anticipate increasing the Portfolio's exposure to convertible securities, which can perform very well in a strong equity market.

   We believe the greatest risks to the markets could come from any contagion effects of sovereign debt problems in Europe, from any monetary tightening by governments in the emerging markets, especially China, and from the fiscal drag of budget cuts by state governments in the United States.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   We like the prospects in the emerging markets, but we intend to be very selective in that area. We also anticipate favoring the currencies of commodity-exporting nations and of emerging market countries as the global recovery progresses.


   Please refer to the Schedule of Investments on pages 8 to 27 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                       Value
                                          CONVERTIBLE CORPORATE BONDS - 2.2%
                                          Energy - 0.5%
                                          Coal & Consumable Fuels - 0.4%
   116,000                  BB-/NR        Massey Energy Co., 3.25%, 8/1/15              $   113,245
                                                                                        -----------
                                          Oil & Gas Exploration & Production - 0.1%
    55,000                  BB/Ba3        Chesapeake Energy Co., 2.5%, 5/15/37          $    49,088
                                                                                        -----------
                                          Total Energy                                  $   162,333
                                                                                        -----------
                                          Materials - 0.2%
                                          Forest Products - 0.2%
    60,000                  BB/NR         Sino-Forest Corp., 4.25%, 12/15/16 (144A)     $    78,150
                                                                                        -----------
                                          Total Materials                               $    78,150
                                                                                        -----------
                                          Capital Goods - 0.4%
                                          Electrical Component & Equipment - 0.4%
   104,000                  B/B2          General Cable Corp., 4.5%, 11/15/29           $   123,630
                                                                                        -----------
                                          Total Capital Goods                           $   123,630
                                                                                        -----------
                                          Transportation - 0.3%
                                          Marine - 0.3%
   111,000                  CCC+/Caa3     Horizon Lines, Inc., 4.25%, 8/15/12           $   102,259
                                                                                        -----------
                                          Total Transportation                          $   102,259
                                                                                        -----------
                                          Health Care Equipment & Services - 0.1%
                                          Health Care Services - 0.1%
    34,000                  B+/B2         Omnicare, Inc., 3.25%, 12/15/35               $    31,195
                                                                                        -----------
                                          Total Health Care Equipment & Services        $    31,195
                                                                                        -----------
                                          Banks - 0.1%
                                          Regional Banks - 0.1%
    31,000                  A/A3          National City Corp., 4.0%, 2/1/11             $    31,039
                                                                                        -----------
                                          Total Banks                                   $    31,039
                                                                                        -----------
                                          Semiconductors - 0.3%
    45,000                  A-/NR         Intel Corp., 2.95%, 12/15/35                  $    44,831
    50,000                  NR/NR         JA Solar Holdings Co., 4.5%, 5/15/13               47,563
                                                                                        -----------
                                                                                        $    92,394
                                                                                        -----------
                                          Total Semiconductors                          $    92,394
                                                                                        -----------
                                          Telecommunication Services - 0.3%
                                          Integrated Telecommunication Services - 0.3%
    75,000                  B+/NR         MasTec, Inc., 4.0%, 6/15/14                   $    90,375
                                                                                        -----------
                                          Total Telecommunication Services              $    90,375
                                                                                        -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $585,189)                               $   711,375
                                                                                        -----------
    Shares
                                          PREFERRED STOCKS - 1.2%
                                          Automobiles & Components - 0.3%
                                          Automobile Manufacturers - 0.3%
     2,000                                Ford Capital Trust, Inc., 6.5%, 1/15/32       $   103,870
                                                                                        -----------
                                          Total Automobiles & Components                $   103,870
                                                                                        -----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



              Floating      S&P/Moody's
              Rate (d)      Ratings
    Shares    (unaudited)   (unaudited)                                                                            Value
                                          Banks - 0.4%
                                          Diversified Banks - 0.4%
       175    7.19                        US Bancorp Preferred, Floating Rate Note, 12/31/99 (Perpetual)     $   138,753
                                                                                                             -----------
                                          Total Banks                                                        $   138,753
                                                                                                             -----------
                                          Real Estate - 0.5%
                                          Real Estate Operating Companies - 0.5%
     2,331                                Forest City Enterprises, Inc., 7.0%, 12/31/49                      $   144,813
                                                                                                             -----------
                                          Total Real Estate                                                  $   144,813
                                                                                                             -----------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $319,571)                                                    $   387,436
                                                                                                             -----------
                                          COMMON STOCKS - 0.6%
                                          Materials - 0.2%
                                          Commodity Chemicals - 0.1%
     1,459                                Georgia Gulf Corp.*                                                $    35,104
                                                                                                             -----------
                                          Forest Products - 0.0%
     3,450                                Ainsworth Lumber Co., Ltd.,*                                       $    10,464
                                                                                                             -----------
                                          Steel - 0.1%
     2,280                                KNIA Holdings, Inc.*(f)                                            $    15,934
                                                                                                             -----------
                                          Total Materials                                                    $    61,502
                                                                                                             -----------
                                          Transportation - 0.0%
                                          Airlines - 0.0%
     1,238                                Delta Air Lines, Inc.*                                             $    15,599
                                                                                                             -----------
                                          Total Transportation                                               $    15,599
                                                                                                             -----------
                                          Diversified Financials - 0.1%
                                          Asset Management & Custody Banks - 0.1%
       735                                Legg Mason, Inc.                                                   $    26,658
                                                                                                             -----------
                                          Total Diversified Financials                                       $    26,658
                                                                                                             -----------
                                          Real Estate - 0.3%
                                          Real Estate Development - 0.3%
    53,392                                Newhall Land Development LLC*                                      $    82,758
                                                                                                             -----------
                                          Total Real Estate                                                  $    82,758
                                                                                                             -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $151,664)                                                    $   186,517
                                                                                                             -----------
Principal
Amount ($)
                                          ASSET BACKED SECURITIES - 4.8%
                                          Materials - 0.1%
                                          Steel - 0.1%
    50,000                  B/Caa1        Accredited Mortgage Loan Trust, 0.40625%, 9/25/36                  $    41,007
                                                                                                             -----------
                                          Total Materials                                                    $    41,007
                                                                                                             -----------
                                          Food & Drug Retailing - 0.9%
                                          Food Retail - 0.9%
   160,000                  BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37 (144A)            $   164,200
   118,000                  BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37 (144A)                120,950
                                                                                                             -----------
                                          Total Food & Drug Retailing                                        $   285,150
                                                                                                             -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                   Value
                                          Banks - 2.9%
                                          Diversified Banks - 0.1%
    25,824    0.58          AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35               $    25,139
                                                                                                                    -----------
                                          Thrifts & Mortgage Finance - 2.8%
    37,960    0.83          AA+/Aa1       ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                             $    29,721
    11,805                  B/B3          ACE Securities Corp., 0.30344%, 12/25/36                                       11,345
    31,988    0.40          AAA/Baa1      Carrington Mortgage Loan Trust, Floating Rate Note, 1/25/37                    31,459
    17,050    0.37          AA+/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                    16,113
    11,785    0.74          AA/Aa1        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                    11,740
    20,633                  B/Caa1        Citigroup Mortgage Loan Trust, Inc., 0.32375%, 7/25/45                         17,032
    47,051    4.46          BBB/Ba1       Countrywide Asset Backed Certificates, Floating Rate Note, 10/25/35            46,669
    54,654                  BBB+/B2       Countrywide Asset-Backed Certificates, 0.50875%, 6/25/36                       47,882
    70,000    0.72          AAA/Baa2      Countrywide Asset-Backed Certificates, Floating Rate Note, 1/25/36             64,606
    57,118    0.45          A/Ba1         Countrywide Asset-Backed Certificates, Floating Rate Note, 7/25/37             55,383
    26,692    0.44          BB+/B2        Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/36             23,347
    29,542    0.51          BB-/Ba3       Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36             26,285
    61,996    5.07          AAA/Ba2       Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35            59,314
    17,785    0.32          B-/B1         Credit-Based Asset Servicing, Floating Rate Note, 4/25/37                      14,283
    50,000    5.68          B+/Ba1        CWL 2006-15 A2, Floating Rate Note, 10/25/46                                   49,047
    27,421                  AAA/A1        FBR Securitization Trust, 2.76188%, 9/25/35                                    26,147
    25,000    0.77          AAA/Baa1      First Franklin Mortgage, Floating Rate Note, 9/25/35                           22,427
    16,175    0.68          AA+/NR        First Franklin Mortgage Loan, Asset Backed Certificates, Floating Rate
                                          Note, 3/25/35                                                                  15,815
     2,686    0.77          AAA/Aaa       First Franklin Mortgage Loan, Asset Backed Certificates, Floating Rate
                                          Note, 9/24/34                                                                   2,555
     3,240    0.34          A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                            3,211
     1,426    0.49          AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                       1,424
    36,352    0.36          AA-/Ba2       GSAMP Trust, Floating Rate Note, 8/25/36                                       34,793
    46,061    0.58          CC/Ca         Lehman XS Trust, Floating Rate Note, 12/25/35                                  15,068
     4,085    0.33          A/Baa1        Morgan Stanley Capital Trust, Floating Rate Note, 8/25/36                       4,064
    67,734    0.52          AA/Ba3        Morgan Stanley Home, Floating Rate Note, 2/25/36                               64,328
    14,386    0.37          A/Aa3         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                    14,026
     2,968    0.32          BBB+/Baa2     Option One Mortgage Trust, Floating Rate Note, 5/25/37                          2,920
    33,000    0.67          AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                  31,164
    25,000    0.82          AA/Ba1        Residential Asset Mortgage Pro, Floating Rate Note, 7/25/35                    22,837
    31,368    0.50          BB/Baa1       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                                 30,146
    52,468                  BB-/Ba3       Saxon Asset Securities, 0.34594%, 11/25/36                                     49,726
    14,895    0.82          BB+/Ba1       Securitized Asset Backed, Floating Rate Note, 4/25/35                          14,184
    25,000                  AA/Ba2        Structured Asset Securities Corp., 0.39375%, 3/25/37                           21,190
    16,097    0.35          AAA/Baa3      SVHE 2007-NS1 A1, Floating Rate Note, 1/25/37                                  15,727
                                                                                                                    -----------
                                                                                                                    $   895,978
                                                                                                                    -----------
                                          Total Banks                                                               $   921,117
                                                                                                                    -----------
                                          Diversified Financials - 0.9%
                                          Consumer Finance - 0.2%
    50,000    0.60          B/A3          Novastar Home Equity Loan, Floating Rate Note, 1/25/36                    $    44,384
    14,153                  A/Ba3         Specialty Underwriting & Residential Finance, 0.49625%, 9/25/36                13,330
                                                                                                                    -----------
                                                                                                                    $    57,714
                                                                                                                    -----------

10              The accompanying notes are an integral part of these statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                   Value
                                          Diversified Financial Services - 0.6%
    21,054                  B/B1          Ellington Loan Acquisition, 1.0625%, 5/27/37 (144A)                        $    19,662
    50,000                  AA/A1         Home Equity Asset Trust, 0.76875%, 8/25/35                                      47,877
    21,087    0.51          AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                           19,689
    11,241    0.49          AAA/A1        JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                     10,370
   100,000    0.84          AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35                     92,194
                                                                                                                     -----------
                                                                                                                     $   189,792
                                                                                                                     -----------
                                          Specialized Finance - 0.1%
    25,000    0.96          A/A2          Irwin Home Equity Co., Floating Rate Note, 4/25/30                         $    19,227
     9,592                  AA+/Aa1       Master Asset Backed Security Trust, 0.67375%, 5/25/35                            9,329
                                                                                                                     -----------
                                                                                                                     $    28,556
                                                                                                                     -----------
                                          Total Diversified Financials                                               $   276,062
                                                                                                                     -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $1,462,454)                                                          $ 1,523,336
                                                                                                                     -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 9.3%
                                          Materials - 0.4%
                                          Forest Products - 0.4%
   121,000                  BB/B1         T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                 $   120,499
                                                                                                                     -----------
                                          Total Materials                                                            $   120,499
                                                                                                                     -----------
                                          Banks - 6.3%
                                          Diversified Banks - 0.1%
    40,000    6.64          BB+/Ba3       Citigroup/Deutsche Bank Commercial, Floating Rate Note, 7/15/44            $    26,378
                                                                                                                     -----------
                                          Thrifts & Mortgage Finance - 6.2%
    37,758                  AAA/A3        Adjustable Rate Mortgage Trust, 3.339205%, 4/25/35                         $    34,034
    15,049                  NR/A2         Bank of America Alternative Loan, 6.0%, 11/25/34                                15,399
    18,551                  NR/Aaa        Bank of America Alternative Loan, 6.0%, 3/25/34                                 18,878
    44,354                  NR/Aa1        Bank of America Alternative Loan, 6.0%, 4/25/34                                 42,458
    36,313                  AAA/Aaa       Bayview Commercial Asset, 0.67375%, 4/25/34 (144A)                              29,318
    82,134    2.58          AAA/Aaa       Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33              82,603
    34,648    5.24          A-/A1         Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/35              33,021
    78,919                  AAA/Aaa       Charlie Mac, 5.0%, 10/25/34                                                     80,213
    15,664    3.11          AAA/A1        Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                       15,836
    44,958                  AAA/Aaa       Citigroup Commercial Mortgage, 4.639%, 5/15/43                                  45,423
    47,491    4.86          A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                      44,582
   100,000    1.26          AAA/NR        Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/37 (144A)               93,058
    14,448                  AAA/A1        Countrywide Alternative Loan Trust, 5.5%, 1/25/35                               14,539
    31,368    0.59          CCC/Caa3      Countrywide Alternative Loan Trust, Floating Rate Note, 10/25/35                19,037
    31,983    0.66          AAA/Aa2       Countrywide Alternative Loan Trust, Floating Rate Note, 3/25/34                 31,982
    74,286    0.61          AAA/Aa3       Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/34                 68,785
    85,166                  AAA/NR        Countrywide Alternative Loan Trust, 5.25%, 9/25/33                              87,779
     1,032    3.84          AA/A2         Countrywide Home Loans, Floating Rate Note, 9/25/33                                826
    85,555                  AAA/NR        CWALT2004-3T1 A3, 5.0%, 5/25/34                                                 87,690
   138,926    1.51          AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note, 10/25/47               138,970
    28,125    0.68          CC/C          DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                11,493
 3,400,000                  BBB/Baa2      Extended Stay America Trust, 1.165%, 1/5/16 (144A)                              78,181
    25,000                  NR/Baa1       GE Capital Commercial Mortgage Corp., 7.4233%, 1/15/33                          24,882
    12,579    0.70          AAA/Aa2       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                 10,417
    30,000    5.31          BBB+/Baa2     GMAC Commercial Mortgage Securities, Floating Rate Note, 5/10/36 (144A)         27,581

The accompanying notes are an integral part of these financial statements.    11

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                   (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                                      Value
                                          Thrifts & Mortgage Finance - (continued)
    25,000                 A/A2           GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                  $    24,483
    67,180   0.63          NR/Aaa         Impac Cmb Trust, Floating Rate Note, 11/25/35                                    56,397
     9,251   0.87          AAA/Aa2        Impac Cmb Trust, Floating Rate Note, 9/25/34                                      7,140
    36,916   0.58          AAA/Aaa        Impac Securities Assets Corp., Floating Rate Note, 5/25/36                       31,694
    30,000                 NR/Baa3        JPMorgan Chase Commercial Mortgage Securities Corp., 5.53853%,
                                          7/12/37 (144A)                                                                   24,029
    70,257                 AA-/NR         JPMorgan Mortgage Trust, 5.2167%, 6/25/35                                        68,236
    18,125   4.95          B+/B1          JPMorgan Mortgage Trust, Floating Rate Note, 11/25/35                            17,532
    24,682                 AAA/Aa1        Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                        23,942
    31,370   0.51          D/C            Luminent Mortgage Trust, Floating Rate Note, 7/25/36                              1,968
    35,465                 AA/NR          Master Alternative Loans Trust, 5.5%, 10/25/19                                   35,709
    58,090   6.73          BBB/NR         Master Seasoned Securities Trust, Floating Rate Note, 9/25/32                    60,591
    16,443                 AAA/Aaa        Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                                    16,666
   109,437   0.49          AAA/Aaa        MLCC Mortgage Investors, Inc., Floating Rate Note, 4/25/29                      103,182
    33,894                 BBB/NR         Residential Funding Mortgage Securities, Inc., 5.5%, 8/25/35                     34,126
    16,794   0.56          BBB-/Caa1      Structured Asset Mortgage Investments, Inc., Floating Rate Note, 9/25/45         10,889
    25,749   5.33          AAA/A1         Structured Asset Securities Co., Floating Rate Note, 5/25/24                     24,411
    18,671                 BB/NR          WaMu Mortgage Pass-Through Certificates, 4.82069%, 9/25/35                       18,595
    56,043   0.46          AAA/Caa1       WaMu Mortgage Pass-Through Certificates, Floating Rate Note, 4/25/45             46,928
    20,359                 A/B1           Wells Fargo Mortgage Backed Securities, 5.5%, 10/25/35                           20,247
    45,174                 NR/B2          Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                            45,089
    57,700                 AAA/NR         Wells Fargo Mortgage Backed Securities, 5.25%, 8/25/33                           59,728
    63,819   2.94          AAA/B1         Wells Fargo Mortgage Backed Securities, Floating Rate Note, 10/25/35             57,844
    35,826   5.09          B+/Aaa         Wells Fargo Mortgage Backed Securities, Floating Rate Note, 9/25/35              35,879
                                                                                                                      -----------
                                                                                                                      $ 1,962,290
                                                                                                                      -----------
                                          Total Banks                                                                 $ 1,988,668
                                                                                                                      -----------
                                          Diversified Financials - 2.3%
                                          Asset Management & Custody Banks - 0.2%
    70,429   5.35          NR/NR          Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)                   $    69,175
                                                                                                                      -----------
                                          Consumer Finance - 0.3%
    11,349                 NR/A2          GMAC Mortgage Corp., Loan Trust, 4.25%, 7/25/40 (144A)                      $    11,453
    41,720                 AAA/Aaa        GMAC Mortgage Corp., Loan Trust, 5.5%, 11/25/33                                  43,485
    41,479   5.26          A+/B2          GMAC Mortgage Corp., Loan Trust, Floating Rate Note, 3/18/35                     37,902
                                                                                                                      -----------
                                                                                                                      $    92,840
                                                                                                                      -----------
                                          Diversified Financial Services - 1.4%
    63,000                 BBB/Baa2       American Tower Trust, 5.9568%, 4/15/14 (144A)                               $    66,569
    49,750   2.92          AAA/Aaa        Bank of America Mortgage, Floating Rate Note, 7/25/33                            48,694
    56,489                 AAA/Ba1        Bank of America Mortgage, 4.75%, 10/25/20                                        54,356
    74,765   2.75          AAA/Aaa        Bank of America Mortgage Securities, Floating Rate Note, 6/25/34                 70,272
    30,070   5.12          AAA/NR         Bank of America Mortgage Securities, Floating Rate Note, 9/25/35                 28,847
     9,272                 B+/Caa1        Chaseflex Trust, 5.0%, 5/25/20                                                    8,855
    43,323                 CCC/NR         JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                                   36,410
    20,476                 AAA/Aaa        Residential Accredit Loans, Inc., 5.0%, 1/25/33                                  19,946
    50,000                 AAA/A1         Residential Accredit Loans, Inc., 5.75%, 4/25/34                                 50,097
    29,723   0.95          AAA/A1         Residential Accredit Loans, Inc., Floating Rate Note, 4/25/34                    27,299
    26,510   2.77          AAA/A1         Structured Adjustable Rate Mortgage, Floating Rate Note, 2/25/34                 23,472
                                                                                                                      -----------
                                                                                                                      $   434,817
                                                                                                                      -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                     Value
                                          Investment Banking & Brokerage - 0.4%
    38,656    5.63          NR/Aaa        Bear Stearns Commercial Mortgage, Floating Rate Note, 4/12/38               $    38,745
   100,000    7.11          BBB+/Baa2     Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                          10/15/36 (144A)                                                                  99,681
                                                                                                                      -----------
                                                                                                                      $   138,426
                                                                                                                      -----------
                                          Specialized Finance - 0.0%
     3,332    0.95          AA+/Baa1      INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                               $     2,501
                                                                                                                      -----------
                                          Total Diversified Financials                                                $   737,759
                                                                                                                      -----------
                                          Real Estate - 0.3%
                                          Mortgage Real Estate Investment Trust - 0.3%
    20,603                  CCC/NR        Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20         $    20,053
    25,000                  BBB+/A3       Credit Suisse First Boston Mortgage Securities Corp., 5.405%, 3/15/35
                                             (144A)                                                                        22,973
    25,000    4.62          BBB+/Baa2     Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
                                          5/15/38 (144A)                                                                   22,158
    43,558    1.75          AA+/Aa2       Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
                                          8/25/33                                                                          40,942
                                                                                                                      -----------
                                                                                                                      $   106,126
                                                                                                                      -----------
                                          Total Real Estate                                                           $   106,126
                                                                                                                      -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $2,938,193)                                                           $ 2,953,052
                                                                                                                      -----------
                                          CORPORATE BONDS - 45.8%
                                          Energy - 6.6%
    50,000                  B+/B2         Coal & Consumable Fuels - 0.7%
    50,000                  BB-/Caa1      Berau Capital Resources Tbk, 12.5%, 7/8/15 (144A)                           $    58,000
   100,000                  B/B2          International Coal Group, Ltd., 9.125%, 4/1/18                                   54,000
                                          Penn Virginia Resource Partner Co., 8.25%, 4/15/18                              103,000
                                                                                                                      -----------
                                                                                                                      $   215,000
                                                                                                                      -----------
                                          Integrated Oil & Gas - 0.3%
    84,000                  BB+/Ba1       QEP Resources, Inc., 6.875%, 3/1/21                                         $    88,200
                                                                                                                      -----------
                                          Oil & Gas Drilling - 1.1%
    67,782                  NR/NR         DDI Holding AS, 9.3%, 1/19/12                                               $    67,104
    17,206                  NA/NA         DDI Holdings AS, 9.3%, 4/23/12                                                   17,715
    50,000                  B+/B1         Parker Drilling Co., 9.125%, 4/1/18                                              52,250
   100,000                  BBB-/Ba1      Pride International, Inc., 6.875%, 8/15/20                                      103,750
   110,000                  B-/B3         Vantage Drilling Co., 11.5%, 8/1/15 (144A)                                      119,350
                                                                                                                      -----------
                                                                                                                      $   360,169
                                                                                                                      -----------
                                          Oil & Gas Equipment & Services - 0.6%
   100,000                  B/B2          Expro Finance Luxembourg, SCA, 8.5%, 12/15/16 (144A)                        $    95,500
    86,000                  BBB/Baa2      Weatherford International, Ltd., 9.625%, 3/1/19                                 110,354
                                                                                                                      -----------
                                                                                                                      $   205,854
                                                                                                                      -----------
                                          Oil & Gas Exploration & Production - 1.2%
    17,000                  BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                                      $    18,955
    57,970                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20 (144A)                                  61,593
    20,869                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                                         22,174
    95,000                  BB-/B2        Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                                        98,088

The accompanying notes are an integral part of these financial statements.    13

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
  Principal   Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                             Value
                                          Oil & Gas Exploration & Production - (continued)
     78,000                 B-/B3         Quicksilver Resources Inc., 7.125%, 4/1/16                          $    74,685
    100,000                 BBB-/Baa2     TNK-BP Finance SA, 7.25%, 2/2/20 (144A)                                 108,750
                                                                                                              -----------
                                                                                                              $   384,245
                                                                                                              -----------
                                          Oil & Gas Refining & Marketing - 0.4%
     50,000                 B/B2          Petroplus Finance, Ltd., 9.37%, 9/15/19 (144A)                      $    46,250
     70,000                 BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                                     86,890
                                                                                                              -----------
                                                                                                              $   133,140
                                                                                                              -----------
                                          Oil & Gas Storage & Transportation - 2.3%
     35,000                 BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                                 $    38,627
     10,000                 B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                        10,300
     73,000                 BBB/Baa2      DCP Midstream LLP, 9.75%, 3/15/19 (144A)                                 94,339
     70,000                 BB-/Ba2       Energy Transfer Equity LP, 7.5%, 10/15/20                                72,100
     56,000   8.38          BB/Ba1        Enterprise Products, Inc., Floating Rate Note, 8/1/66                    60,130
     50,000                 BB/Ba1        Enterprise Products Operating Co., 7.0%, 6/1/67                          49,313
     83,000                 BBB-/Baa3     Plains All America Pipeline Co., 6.125%, 1/15/17                         91,132
     99,000                 A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                     109,395
    100,000                 BBB-/Ba1      Rockies Express Pipeline LLC, 5.625%, 4/15/20 (144A)                     96,663
     66,000                 BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                        60,803
     35,000                 BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                               38,626
                                                                                                              -----------
                                                                                                              $   721,428
                                                                                                              -----------
                                          Total Energy                                                        $ 2,108,036
                                                                                                              -----------
                                          Materials - 4.1%
                                          Aluminum - 0.4%
     70,000                 BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                                         $    71,883
     50,000                 B/B2          Novelis, Inc., 8.375%, 12/15/17 (144A)                                   51,750
                                                                                                              -----------
                                                                                                              $   123,633
                                                                                                              -----------
                                          Commodity Chemicals - 0.3%
    100,000                 B+/B1         Nova Chemicals Corp., 8.375%, 11/1/16                               $   106,500
                                                                                                              -----------
                                          Construction Materials - 0.1%
     50,000                 B-/NR         C10 - EUR Capital SPV, Ltd., BVI, 6.277%, 5/29/49                   $    40,286
                                                                                                              -----------
                                          Diversified Chemical - 0.1%
EURO 25,000                 CCC/Caa2      Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                    $    29,922
                                                                                                              -----------
                                          Diversified Metals & Mining - 0.7%
    100,000                 BBB-/Baa3     AngloGold Ashanti Holdings, Ltd., 5.375%, 4/15/20                   $   104,000
     20,000                 BBB-/Baa2     Southern Copper Corp., 5.375%, 4/16/20                                   20,220
    100,000                 BB/Ba2        Vedenta Resources Plc, 9.5%, 7/18/18 (144A)                             109,375
                                                                                                              -----------
                                                                                                              $   233,595
                                                                                                              -----------
                                          Metal & Glass Containers - 0.4%
    100,000                 B-/B3         Impress Metal Pack Holding, Inc., 9.25%, 9/15/14                    $   139,748
                                                                                                              -----------
                                          Paper Packaging - 0.1%
     35,000                 B-/Caa1       Graham Packaging Co., LP/GPC Capital Corp., Inc., 8.25%, 1/1/17     $    36,400
                                                                                                              -----------
                                          Paper Products - 0.4%
     40,000                 BBB/Ba2       Georgia-Pacific LLC, 5.4%, 11/1/20 (144A)                           $    39,547
    100,000                 BB+/Baa3      Suzano Trading Ltd., 5.875%, 1/23/21 (144A)                              98,000
                                                                                                              -----------
                                                                                                              $   137,547
                                                                                                              -----------

14              The accompanying notes are an integral part of these statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating       S&P/Moody's
  Principal   Rate (d)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                      Value
                                           Precious Metals & Minerals - 0.4%
    100,000                  BB-/Ba3       Alrosa Finance SA, 8.875%, 11/17/14 (144A)                   $   111,750
                                                                                                        -----------
                                           Specialty Chemicals - 0.3%
     65,000                  BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                        $    79,033
                                                                                                        -----------
                                           Steel - 0.9%
     70,000                  BBB-/Baa3     Allegheny Technologies, Inc., 9.375%, 6/1/19                 $    81,777
     40,000                  BBB-/Baa3     ArcelorMittal SA, 5.25%, 8/5/20                                   39,545
     75,000                  BBB-/Baa3     ArcelorMittal SA, 6.125%, 6/1/18                                  79,912
     70,000                  BBB-/Baa3     Commercial Metals Co., 7.35%, 8/15/18                             71,219
                                                                                                        -----------
                                                                                                        $   272,453
                                                                                                        -----------
                                           Total Materials                                              $ 1,310,867
                                                                                                        -----------
                                           Capital Goods - 3.5%
                                           Building Products - 1.0%
     71,000                  BB+/B1        Building Materials Corp., 7.5%, 3/15/20 (144A)               $    72,243
     75,000                  BB+/B1        Building Materials Corp., 6.875%, 8/15/18 (144A)                  74,250
    100,000                  B-/BBB-       C10 - EUR Capital SPV, Ltd., BVI, 6.277%, 5/29/49 (144A)          69,772
    110,000                  BBB/Ba2       Masco Corp., 7.125%, 3/15/20                                     115,074
                                                                                                        -----------
                                                                                                        $   331,339
                                                                                                        -----------
                                           Construction & Engineering - 0.4%
    113,000                  BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                     $   116,108
                                                                                                        -----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.5%
     43,000                  CCC/Caa2      Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 $    39,130
     22,000                  BBB+/Baa2     Cummins, Inc., 6.75%, 2/15/27                                     22,945
     89,000                  CCC/Caa2      Greenbrier Co., Inc., 8.375%, 5/15/15                             90,113
     10,000                  BBB-/Baa2     Volvo Treasury AB, 5.95%, 4/1/15 (144A)                           10,862
                                                                                                        -----------
                                                                                                        $   163,050
                                                                                                        -----------
                                           Electrical Component & Equipment - 0.4%
     56,000                  B/B3          Baldor Electric Co., 8.625%, 2/15/17                         $    62,720
     50,000                  B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                                51,750
                                                                                                        -----------
                                                                                                        $   114,470
                                                                                                        -----------
                                           Industrial Conglomerates - 0.2%
     68,000                  CCC+/Caa1     Park-Ohio Industries, Inc., 8.375%, 11/15/14                 $    69,020
                                                                                                        -----------
                                           Industrial Machinery - 0.6%
     99,000                  CCC+/B3       Mueller Water Products, Inc., 7.375%, 6/1/17                 $    95,535
     50,000                  BBB-/Ba1      Valmont Industries, Inc., 6.625%, 4/20/20                         52,014
     65,000                  B+/Aaa        WPE International, Inc., 10.375%, 9/30/20                         63,700
                                                                                                        -----------
                                                                                                        $   211,249
                                                                                                        -----------
                                           Trading Companies & Distributors - 0.4%
    111,000                  BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                   $   117,305
                                                                                                        -----------
                                           Total Capital Goods                                          $ 1,122,541
                                                                                                        -----------
                                           Transportation - 0.5%
                                           Air Freight & Couriers - 0.3%
EURO 70,000                  CCC+/Caa2     Ceva Group Plc, 8.5%, 12/1/14                                $    86,590
                                                                                                        -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


               Floating      S&P/Moody's
   Principal   Rate (d)      Ratings
  Amount ($)   (unaudited)   (unaudited)                                                                         Value
                                           Airlines - 0.1%
       35,000                A-/Baa2       Delta Airlines, Inc., 4.95%, 11/23/19                           $    35,131
       10,603                B+/Caa1       Delta Airlines, Inc., 7.779%, 1/2/12                                 10,640
                                                                                                           -----------
                                                                                                           $    45,771
                                                                                                           -----------
                                           Marine Ports & Services - 0.1%
       69,000                NR/B2         Oceanografia SA De CV, 11.25%, 7/15/15 (144A)                   $    42,435
                                                                                                           -----------
                                           Total Transportation                                            $   174,796
                                                                                                           -----------
                                           Automobiles & Components - 0.2%
                                           Auto Parts & Equipment - 0.1%
       51,000                CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)               $    55,590
                                                                                                           -----------
                                           Automobile Manufacturers - 0.1%
       20,000                BBB+/Baa2     Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)             $    20,767
                                                                                                           -----------
                                           Total Automobiles & Components                                  $    76,357
                                                                                                           -----------
                                           Consumer Durables & Apparel - 0.8%
                                           Homebuilding - 0.6%
       80,000                BB-/Ba3       Desarrolladora Homex SA de CV, 9.5%, 12/11/19 (144A)            $    91,600
     105,000                 B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                                105,525
                                                                                                           -----------
                                                                                                           $   197,125
                                                                                                           -----------
                                           Housewares & Specialties - 0.2%
      66,000                 CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                        $    68,805
                                                                                                           -----------
                                           Total Consumer Durables & Apparel                               $   265,930
                                                                                                           -----------
                                           Consumer Services - 1.1%
                                           Casinos & Gaming - 1.1%
     103,000                 B/B2          Codere Finance SA, 8.25%, 6/15/15                               $   137,053
EURO 108,000  8.25           BB/Ba2        Lottomatica S.p.A., Floating Rate Note, 3/31/66                     140,384
      35,000                 NR/WD         Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)                  4,594
      50,000                 B/B3          Peermont Global, Ltd., 7.75%, 4/30/14                                57,504
      55,000                 NR/WD         Station Casinos, Inc., 6.625%, 3/15/18 (e)                                6
                                                                                                           -----------
                                                                                                           $   339,541
                                                                                                           -----------
                                           Total Consumer Services                                         $   339,541
                                                                                                           -----------
                                           Media - 2.1%
                                           Advertising - 0.1%
      50,000                 B-/Caa2       Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18 (144A)             $    41,250
                                                                                                           -----------
                                           Broadcasting - 1.9%
      46,000                 B/B1          Hughes Network System, Inc., 9.5%, 4/15/14                      $    47,438
      56,361                 CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                                62,279
     100,000                 NR/Baa3       Myriad International Holding BV, 6.375%, 7/28/17 (144A)             104,740
     100,000                 B-/B2         Nara Cable Funding, Ltd., 8.875%, 12/1/18                           127,044
     149,000                 B+/B3         Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                      149,186
      25,000                 B-/Caa1       Telesat Canada / Telesat LLC, 12.5%, 11/1/17                         29,438
      79,791                 CCC+/Caa2     Univision Communications, Inc., 9.75%, 3/15/15 (PIK) (144A)          86,174
                                                                                                           -----------
                                                                                                           $   606,299
                                                                                                           -----------
                                           Publishing - 0.1%
      25,000                 B-/Caa1       Interactive Data Corp., 10.25%, 8/1/18 (144A)                   $    26,455
                                                                                                           -----------
                                           Total Media                                                     $   674,004
                                                                                                           -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
   Principal  Rate (d)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                           Value
                                          Retailing - 0.9%
                                          Internet Retail - 0.9%
   125,000                  BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                     $   125,625
   143,000                  B/B1          Ticketmaster, Inc., 10.75%, 8/1/16                                    154,798
                                                                                                            -----------
                                                                                                            $   280,423
                                                                                                            -----------
                                          Total Retailing                                                   $   280,423
                                                                                                            -----------
                                          Food & Drug Retailing - 0.6%
                                          Drug Retail - 0.4%
    90,085                  BBB+/Baa2     CVS Pass-Through Trust, 6.036%, 12/10/28                          $    92,390
    40,000                  BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/31/33 (144A)                         39,667
                                                                                                            -----------
                                                                                                            $   132,057
                                                                                                            -----------
                                          Food Distributors - 0.2%
    50,000                  BB-/B2        C&S Group Enterprise LLC, 8.375%, 5/1/17 (144A) (b)               $    47,750
                                                                                                            -----------
                                          Total Food & Drug Retailing                                       $   179,807
                                                                                                            -----------
                                          Food, Beverage & Tobacco - 2.1%
                                          Agricultural Products - 0.5%
   150,000                  BBB-/Ba1      Viterra, Inc., 5.95%, 8/1/20 (144A)                               $   143,122
                                                                                                            -----------
                                          Brewers - 0.5%
    68,000                  B/B1          Cerveceria Nacional SA De CV, 8.0% 3/27/14 (144A)                 $    71,740
    73,000                  BBB+/A3       Cia Brasileira de Bebida SA De CV, 8.75%, 9/15/13                      84,133
                                                                                                            -----------
                                                                                                            $   155,873
                                                                                                            -----------
                                          Packaged Foods & Meats - 0.8%
   100,000                  BB/B1         JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                       $   100,500
   150,000                  B+/B1         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                           155,250
                                                                                                            -----------
                                                                                                            $   255,750
                                                                                                            -----------
                                          Tobacco - 0.3%
   115,000                  B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                  $   117,875
                                                                                                            -----------
                                          Total Food, Beverage & Tobacco                                    $   672,620
                                                                                                            -----------
                                          Pharmaceuticals & Biotechnology - 0.4%
                                          Life Sciences Tools & Services - 0.4%
    25,000                  BBB-/NR       Agilent Technologies, Inc., 5.5%, 9/14/15                         $    27,155
    90,000                  B/Caa1        Catalent Pharma Solution, Inc., 9.5%, 4/15/17                          90,900
                                                                                                            -----------
                                                                                                            $   118,055
                                                                                                            -----------
                                          Total Pharmaceuticals & Biotechnology                             $   118,055
                                                                                                            -----------
                                          Banks - 2.9%
                                          Diversified Banks - 1.4%
    65,000                  BBB/Baa2      Banco de Credito del Peru SA, 5.375%, 9/16/20 (144A)              $    64,025
   175,000                  AAA/Aaa       International Bank Recon & Development, Ltd., 5.75%, 10/21/19         172,656
   350,000                  AAA/Aaa       Rabobank Nederland NV, 0.0%, 3/3/15                                   162,563
    30,000                  BBB+/Baa2     Societe Generale SA, 8.75%, 10/29/49                                   30,750
                                                                                                            -----------
                                                                                                            $   429,994
                                                                                                            -----------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                       Value
                                          Regional Banks - 1.5%
    70,000                  BBB+/Baa1     KeyBank NA, 5.8%, 7/1/14                                      $    75,006
    53,000                  A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                               57,627
   161,000    8.25          BBB/Baa3      PNC Financial Services Group, Floating Rate Note, 5/29/49         171,673
   165,000                  A-/Baa3       Wells Fargo & Co., 9.75%, 12/29/49                                170,569
                                                                                                        -----------
                                                                                                        $   474,875
                                                                                                        -----------
                                          Thrifts & Mortgage Finance - 0.0%
     3,355                  AAA/Aaa       Realkredit Danmark AS, 7.0%, 10/1/32                          $       668
                                                                                                        -----------
                                          Total Banks                                                   $   905,537
                                                                                                        -----------
                                          Diversified Financials - 6.0%
                                          Asset Management & Custody Banks - 0.2%
    35,000                  BBB+/Baa2     Ameriprise Financial, Inc., 7.518%, 6/1/66                    $    36,400
    44,000                  BB+/Baa3      Janus Capital Group, Inc., 6.95%, 6/15/17                          45,840
                                                                                                        -----------
                                                                                                        $    82,240
                                                                                                        -----------
                                          Consumer Finance - 0.6%
   118,000                  B/B3          American General Finance, Inc., 6.9%, 12/15/17                $    95,285
   106,000    4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                             96,265
                                                                                                        -----------
                                                                                                        $   191,550
                                                                                                        -----------
                                          Diversified Financial Services - 1.6%
   115,000                  BBB/Baa2      Alterra Finance LLC, 6.25%, 9/30/20                           $   114,181
   100,000                  BB/NR         Continental Trustees Cayman, Ltd., 7.375%, 10/7/40 (144A)         103,250
    85,000                  NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                    81,692
   172,000                  BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                               182,834
    30,503                  A-/Baa1       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)           33,554
                                                                                                        -----------
                                                                                                        $   515,511
                                                                                                        -----------
                                          Investment Banking & Brokerage - 2.4%
   100,000                  BBB-/NR       Alta Wind Holdings, Ltd., 7.0%, 6/30/35 (144A)                $   106,656
   245,000    5.79          BBB-/Baa2     Goldman Sachs Capital Corp., Floating Rate Note, 12/29/49         207,638
    80,000                  BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                             83,142
    75,000                  A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                        75,294
    73,000                  A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                                 77,000
    60,000                  A/A2          Morgan Stanley, Inc., 5.5%, 1/26/20                                60,482
   111,000                  A/A2          Morgan Stanley Dean Witter Co., 6.625%, 4/1/18                    120,409
    30,000                  BBB+/Baa1     TD Ameritrade Holding Corp., 5.6%, 12/1/19                         31,416
                                                                                                        -----------
                                                                                                        $   762,037
                                                                                                        -----------
                                          Specialized Finance - 1.2%
   121,000                  BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                 $   124,609
   100,000                  BB/Baa3       Capital One Capital, 10.25%, 8/15/39                              107,000
   146,000    7.68          CCC-/Caa1     NCO Group, Inc., Floating Rate Note, 11/15/13                     125,560
                                                                                                        -----------
                                                                                                        $   357,169
                                                                                                        -----------
                                          Total Diversified Financials                                  $ 1,908,507
                                                                                                        -----------
                                          Insurance - 4.5%
                                          Insurance Brokers - 0.7%
     8,000                  CCC+/Caa1     Hub International Holdings, Inc., 10.25%, 6/15/15 (144A)      $     8,020
    85,000                  BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                  88,885
   133,000    6.68          CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14 (144A)           116,375
                                                                                                        -----------
                                                                                                        $   213,280
                                                                                                        -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                            Value
                                          Life & Health Insurance - 2.1%
   105,000                  BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                      $   112,172
   137,000                  BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                                 126,383
    40,000                  A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                                   50,034
   100,000                  BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                          134,000
   110,000                  A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                119,089
    10,000                  A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                               11,028
    50,000                  BBB+/Baa3     Prudential Financial, Inc., 8.875%, 6/15/38                             58,125
    40,000                  BBB-/Baa3     Unum Group, Inc., 5.625%, 9/15/20                                       40,150
                                                                                                             -----------
                                                                                                             $   650,981
                                                                                                             -----------
                                          Multi-Line Insurance - 0.5%
   123,000                  BB/Baa3       Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)                   $   110,486
    26,000                  BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14                               28,432
    22,000    10.75         BB/Baa3       Liberty Mutual Group, Inc., Floating Rate Note, 6/15/58 (144A)          26,620
                                                                                                             -----------
                                                                                                             $   165,538
                                                                                                             -----------
                                          Property & Casualty Insurance - 0.5%
   129,000                  BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25                    $   129,295
    25,000                  BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                         26,344
                                                                                                             -----------
                                                                                                             $   155,639
                                                                                                             -----------
                                          Reinsurance - 0.7%
   121,000                  BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17                             $   125,875
   100,000                  BBB/Baa2      Validus Holdings, Ltd., 8.875%, 1/26/40                                106,600
                                                                                                             -----------
                                                                                                             $   232,475
                                                                                                             -----------
                                          Total Insurance                                                    $ 1,417,913
                                                                                                             -----------
                                          Real Estate - 2.6%
                                          Diversified Real Estate Activities - 0.3%
    89,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18 (144A)                            $   102,383
                                                                                                             -----------
                                          Diversified Real Estate Investment Trust - 0.5%
    70,000                  BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14 (144A)                   $    77,281
    50,000                  BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15 (144A)                           50,308
    20,000                  BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                                 20,347
                                                                                                             -----------
                                                                                                             $   147,936
                                                                                                             -----------
                                          Office Real Estate Investment Trust - 0.2%
    60,000                  BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                               $    62,847
                                                                                                             -----------
                                          Real Estate Operating Companies - 0.0%
     9,253     8.37         B/NR          Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)                $     4,071
                                                                                                             -----------
                                          Retail Real Estate Investment Trust - 0.3%
    80,000                  BB/Baa3       Developers Diversified Realty, 7.5%, 4/1/17                        $    89,367
                                                                                                             -----------
                                          Specialized Real Estate Investment Trust - 1.3%
   105,000                  BBB-/Baa2     Health Care REIT, Inc., 6.2%, 6/1/16                               $   116,183
   100,000                  BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                          110,609
   111,000                  BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                        117,244
    65,000                  BBB-/Baa3     Ventas Realty LP / V, 6.5%, 6/1/16                                      67,597
                                                                                                             -----------
                                                                                                             $   411,633
                                                                                                             -----------
                                          Total Real Estate                                                  $   818,237
                                                                                                             -----------

The accompanying notes are an integral part of these financial statements.    19

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                            Value
                                          Software & Services - 0.6%
                                          Internet Software & Services - 0.6%
    90,000                  NR/Ba2        GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                      $    93,032
    75,000                  B-/B1         Terremark Worldwide, Inc., 12.0%, 6/15/17                               85,875
                                                                                                             -----------
                                                                                                             $   178,907
                                                                                                             -----------
                                          Total Software & Services                                          $   178,907
                                                                                                             -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
    76,000                  BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                               $    83,600
                                                                                                             -----------
                                          Total Semiconductors                                               $    83,600
                                                                                                             -----------
                                          Telecommunication Services - 3.6%
                                          Alternative Carriers - 0.5%
   100,000                  B/Ba3         Paetec Holding Co., 8.875%, 6/30/17                                $   106,750
    60,000                  B/B2          Global Crossing, Ltd., 12.0%, 9/15/15                                   67,650
                                                                                                             -----------
                                                                                                             $   174,400
                                                                                                             -----------
                                          Integrated Telecommunication Services - 1.8%
   100,000                  B/NR          Bakrie Telecom Tbk PTS, 11.5%, 5/7/15 (144A)                       $   109,000
    50,000                  B+/B2         Cincinnati Bell, Inc., 8.375%, 10/15/20                                 48,000
    77,000                  B-/B3         Cincinnati Bell, Inc., 8.75%, 3/15/18                                   72,188
    50,000                  BB/Ba2        Frontier Communications Corp., 8.5%, 4/15/20                            54,625
    60,000                  BB/Ba2        Frontier Communications Corp., 8.75%, 4/15/22                           65,400
    60,000                  A/A2          Qtel International Finance, Ltd., 6.5%, 6/10/14 (144A)                  65,767
    75,000                  B+/Ba3        Windstream Corp., 7.875%, 11/1/17                                       78,844
    75,000                  B+/Ba3        Windstream Corp., 8.625%, 8/1/16                                        78,938
                                                                                                             -----------
                                                                                                             $   572,762
                                                                                                             -----------
                                          Wireless Telecommunication Services - 1.3%
    50,000                  B-/B3         Cricket Communications, Inc., 7.75%, 10/15/20 (144A)               $    47,625
   100,000                  NR/B1         Digicel, Ltd., 8.25%, 9/1/17 (144A)                                    102,500
    80,000                  BB-/B2        NII Capital Corp., 8.875%, 12/15/19                                     86,200
   150,000                  B-/B2         True Move Co., Ltd., 10.75%, 12/16/13 (144A)                           161,250
                                                                                                             -----------
                                                                                                             $   397,575
                                                                                                             -----------
                                          Total Telecommunication Services                                   $ 1,144,737
                                                                                                             -----------
                                          Utilities - 2.4%
                                          Electric Utilities - 0.7%
   100,000                  NR/Ba2        Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)          $   106,337
    50,000                  BBB+/Baa2     NY State Gas and Electric Co., 6.15%, 12/15/17 (144A)                   53,783
    83,000                  BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                             91,506
                                                                                                             -----------
                                                                                                             $   251,626
                                                                                                             -----------
                                          Gas Utilities - 0.3%
    86,000                  B/B2          Transportadora De Gas del Sur SA De CV, 7.875%, 5/14/17 (144A)     $    86,645
                                                                                                             -----------
                                          Independent Power Producer & Energy Traders - 1.0%
   130,918                  NR/B1         Coso Geothermal Power Holdings, Inc., 7.0%, 7/15/26 (144A)         $   113,270
    50,000                  B/Caa1        Foresight Energy LLC, 9.625%, 8/15/17 (144A)                            53,250
   109,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17 (144A)                                      115,540
    26,119                  NR/Ba1        Juniper Generation Co., 6.79%, 12/31/14 (144A)                          24,616
                                                                                                             -----------
                                                                                                             $   306,676
                                                                                                             -----------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Floating      S&P/Moody's
      Principal   Rate (d)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Multi-Utilities - 0.4%
        131,962                 NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                 $   127,508
                                                                                                                   -----------
                                              Total Utilities                                                      $   772,455
                                                                                                                   -----------
                                              TOTAL CORPORATE BONDS
                                              (Cost $13,595,776)                                                   $14,552,870
                                                                                                                   -----------
                                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.6%
          5,373                 AAA/Aaa       Fannie Mae, 0.58125%, 2/25/21                                        $     5,374
         29,065                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-6/1/35                     30,631
          3,663                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                            3,928
         27,225                 AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/17-1/1/33                     29,645
         45,043                 AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18                       47,021
         25,926                 AAA/Aaa       Federal National Mortgage Association, 4.5%, 3/1/35                       26,758
        180,182                 AAA/Aaa       Federal National Mortgage Association, 5.0%, 2/1/20-12/1/21              192,570
        104,715                 AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31-7/1/37              113,982
          2,003                 AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31-2/1/32                 2,252
            238                 AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                          270
         99,657                 AAA/Aaa       Freddie Mac Gold Pool, 3.5%, 10/1/40                                      95,069
        740,232                 NR/NR         Government National Mortgage Association, 1.35404%, 3/16/51               45,159
        525,000                 NR/NR         Government National Mortgage Association, 1.762244%, 3/15/52              42,500
        347,288                 AAA/NR        Government National Mortgage Association, 1.86376%, 4/16/51               26,698
        246,984                 AAA/Aaa       Government National Mortgage Association, 4.5%, 9/15/33-9/20/39          254,413
         15,462                 AAA/Aaa       Government National Mortgage Association, 5.0%, 4/15/35                   16,614
        297,918                 AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/19-11/15/35        323,866
        115,220                 AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17-8/15/34          127,525
         13,968                 AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/19-11/15/32          15,858
          2,500                 AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                    2,852
        350,000   1.48          NR/Aaa        Government National Mortgage Association, Floating Rate Note,
                                              10/16/52                                                                  31,049
            445                 AAA/Aaa       Government National Mortgage Association I, 7.0%, 3/15/31                    511
         17,968                 AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                19,433
         30,832                 AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33               34,038
         25,000                 AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                       31,422
        250,000                 AAA/Aaa       U.S. Treasury Notes, 3.5%, 5/15/20                                       256,095
        325,000                 AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                      320,171
        150,000                 AAA/Aaa       U.S. Treasury Notes, 4.375%, 2/15/38                                     151,594
        100,000                 AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                       103,031
         75,000                 AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                        77,016
                                                                                                                   -----------
                                              Total Government                                                     $ 2,427,345
                                                                                                                   -----------
                                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                              (Cost $2,348,552)                                                    $ 2,427,345
                                                                                                                   -----------
                                              FOREIGN GOVERNMENT BONDS - 7.7%
BRL     300,000                 BBB-/Baa3     Brazilian Government, 10.25%, 1/10/28                                $   188,635
CAD     495,000                 AAA/Aaa       Canada Housing Trust No 1, 3.75%, 3/15/20                                509,810
CAD      60,000                 AAA/Aaa       Canadian Government Bond, 4.25%, 6/1/18                                   65,867
CAD     100,000                 AAA/Aaa       Canadian Government Bond, 1.5%, 12/1/12                                  100,110
CAD     160,000                 AAA/Aaa       Canadian Government Bond, 2.0%, 6/1/16                                   156,267
100,000                         A/A1          Korea Gas Corp., 6.0%, 7/15/14 (144A) (b)                                108,259
SEK     980,000                 AAA/Aaa       Government of Sweden, 5.5%, 10/8/12                                      154,951

The accompanying notes are an integral part of these financial statements.    21

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


                 Floating      S&P/Moody's
     Principal   Rate (d)      Ratings
    Amount ($)   (unaudited)   (unaudited)                                                                             Value
                                           FOREIGN GOVERNMENT BONDS - (continued)
EURO   175,000                  AAA/Aaa    Government of France, 3.75%, 4/25/17                                  $   248,420
EURO    45,000                  A/Baa1     Ireland Government Bond, 4.5%, 4/18/20                                     43,277
EURO    45,000                  A/Baa1     Ireland Government Bond, 5.0%, 10/18/20                                    43,574
EURO    30,000                  A/Baa1     Ireland Government Bond, 5.9%, 10/18/19                                    32,474
NOK  1,280,000                  AAA/Aaa    Norway Government Bond, 4.25%, 5/19/17                                    230,995
NOK    315,000                  AAA/Aaa    Norway Government Bond, 5.0%, 5/15/15                                      58,572
NOK    437,000                  AAA/Aaa    Norwegian Government Bond, 6.0%, 5/16/11                                   75,997
AUD    176,000                  AA-/Aa1    Ontario Province, 5.5%, 4/23/13                                           179,680
        50,000                  A-/A2      Poland Government International, 6.375%, 7/15/19                           56,011
AUD     69,000                  AAA/Aaa    Queensland Treasury, 6.0%, 8/14/13                                         71,446
        13,400                  BBB-/Aaa   Republic of Colombia, 9.75%, 4/9/11                                        13,668
        17,000                  BBB-/Baa3  Republic of Peru, 7.125%, 3/30/19                                          20,315
       100,000                  AA/Aa2     State of Qatar, 5.25%, 1/20/20 (144A)                                     105,500
                                                                                                                 -----------
                                                                                                                 $ 2,463,828
                                                                                                                 -----------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $2,229,003)                                                     $ 2,463,828
                                                                                                                 -----------
                                           MUNICIPAL BONDS - 1.1%
                                           Government - 1.1%
                                           Municipal Airport - 0.2%
        58,000                  B/B3       New Jersey Economic Development Authority Special Facility Revenue,
                                           7.0%, 11/15/30                                                        $    58,013
        17,000                  B/B3       New Jersey Economic Development Authority, 6.25%, 9/15/29                  15,830
                                                                                                                 -----------
                                                                                                                 $    73,843
                                                                                                                 -----------
                                           Municipal General - 0.3%
        20,000                  A+/A1      State of Illinois, 3.321%, 1/1/13                                     $    20,050
        66,000                  AA-/Aa3    Wisconsin State General Obligation, 5.75%, 5/1/33                          69,106
                                                                                                                 -----------
                                                                                                                 $    89,156
                                                                                                                 -----------
                                           Municipal Higher Education - 0.6%
        98,000                  AA+/Aa2    California State University Revenue, 5.0%, 11/1/39                    $    94,374
        99,000                  AAA/Aaa    Connecticut State Health & Educational, 5.0%, 7/1/42                      100,425
                                                                                                                 -----------
                                                                                                                 $   194,799
                                                                                                                 -----------
                                           Total Government                                                      $   357,798
                                                                                                                 -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $335,228)                                                       $   357,798
                                                                                                                 -----------
                                           SENIOR FLOATING RATE LOAN INTERESTS - 13.4%**
                                           Energy - 0.7%
                                           Coal & Consumable Fuels - 0.3%
       100,000    11.25         NR/NR      Bumi Resources Tbk, Term Loan, 8/15/13                                $   100,000
                                                                                                                 -----------
                                           Oil & Gas Equipment & Services - 0.4%
       135,782     8.50         B+/NR      Hudson Products Holdings, Inc., Term Loan, 8/24/15                    $   131,539
                                                                                                                 -----------
                                           Total Energy                                                          $   231,539
                                                                                                                 -----------
                                           Materials - 0.7%
                                           Precious Metals & Minerals - 0.3%
        99,393     6.27         NR/NR      Fairmount Minerals, Ltd., Tranche B Term Loan, 8/15/16                $   101,277
                                                                                                                 -----------

22              The accompanying notes are an integral part of these statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                              Value
                                          Steel - 0.4%
   136,613    10.50         NR/NR         Niagara Corp., Term Loan (New), 6/29/14 (f)                          $   135,247
                                                                                                               -----------
                                          Total Materials                                                      $   236,524
                                                                                                               -----------
                                          Capital Goods - 1.7%
                                          Aerospace & Defense - 0.4%
   124,688     6.25         BB-/Ba3       DynCorp International, Inc., Term Loan, 7/7/16                       $   125,779
                                                                                                               -----------
                                          Construction & Engineering - 0.1%
    44,997     2.51         NR/NR         URS Corp., Tranche B Term Loan, 5/15/13                              $    44,983
                                                                                                               -----------
                                          Industrial Machinery - 1.2%
   244,737     6.26         BB-/B1        Alliance Laundry Holdings LLC, Term Loan, 9/30/16                    $   247,898
    97,500     6.75         NR/NR         SIG Holding AG & Co., European Term Loan, 11/5/15                        131,419
                                                                                                               -----------
                                                                                                               $   379,317
                                                                                                               -----------
                                          Total Capital Goods                                                  $   550,079
                                                                                                               -----------
                                          Commercial Services & Supplies - 0.8%
                                          Research & Consulting Services - 0.8%
   249,374     7.75         NR/NR         Wyle Services Corp., Incremental Term Loan, 3/25/16                  $   250,310
                                                                                                               -----------
                                          Total Commercial Services & Supplies                                 $   250,310
                                                                                                               -----------
                                          Transportation - 0.2%
                                          Air Freight & Couriers - 0.2%
    23,296     3.29         NR/NR         Ceva Group Plc, Dollar Tranche B Pre-Funded LC, 8/31/16              $    22,073
    44,718     3.26         NR/NR         Ceva Group Plc, US Tranche B Term Loan, 8/31/16                           42,370
                                                                                                               -----------
                                                                                                               $    64,443
                                                                                                               -----------
                                          Total Transportation                                                 $    64,443
                                                                                                               -----------
                                          Automobiles & Components - 0.5%
                                          Auto Parts & Equipment - 0.3%
    33,525     2.20         NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                   $    31,351
    65,708     2.21         NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                        61,449
                                                                                                               -----------
                                                                                                               $    92,800
                                                                                                               -----------
                                          Automobile Manufacturers - 0.2%
    76,578     3.03         B/Baa3        Ford Motor Co., Tranche B-1 Term Loan, 12/15/13                      $    76,376
                                                                                                               -----------
                                          Total Automobiles & Components                                       $   169,176
                                                                                                               -----------
                                          Consumer Durables & Apparel - 0.2%
                                          Housewares & Specialties - 0.2%
    73,412     2.80         BB+/Ba1       Jarden Corp., Term Loan B3, 1/24/12                                  $    73,251
                                                                                                               -----------
                                          Total Consumer Durables & Apparel                                    $    73,251
                                                                                                               -----------
                                          Consumer Services - 0.8%
                                          Restaurants - 0.8%
   250,000     6.25         BB+/Ba2       Burger King Holdings, Inc., Tranche B Term Loan, 10/19/16            $   253,951
                                                                                                               -----------
                                          Total Consumer Services                                              $   253,951
                                                                                                               -----------
                                          Media - 0.7%
                                          Cable & Satellite - 0.4%
    81,623     7.25         NR/NR         Charter Communications Operating Co., LLC, Term B-2 Loan, 3/6/14     $    84,961
    49,750     4.50         BB-/Ba3       MCC Iowa LLC, Tranche F Term Loan, 10/23/17                               49,149
                                                                                                               -----------
                                                                                                               $   134,110
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.    23

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


             Floating      S&P/Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                                   Value
                                         Publishing - 0.3%
    74,625   6.75          NR/NR         Interactive Data Corp., Term Loan, 1/29/17                                $    75,791
                                                                                                                   -----------
                                         Total Media                                                               $   209,901
                                                                                                                   -----------
                                         Food, Beverage & Tobacco - 1.0%
                                         Packaged Foods & Meats - 1.0%
    75,000   7.00          NR/NR         Pierre Foods, Inc., Loan (First Lien), 9/30/16                            $    74,781
   250,000   6.50          NR/NR         Reynolds Group Holdings, Ltd., Incremental Tranche D Term Loan, 5/5/16        252,777
                                                                                                                   -----------
                                                                                                                   $   327,558
                                                                                                                   -----------
                                         Total Food, Beverage & Tobacco                                            $   327,558
                                                                                                                   -----------
                                         Health Care Equipment & Services - 1.9%
                                         Health Care Facilities - 0.4%
     5,815   2.55          BB-/Ba3       CHS/Community Health Systems, Inc., Non-Extended Delayed Draw Term
                                         Loan, 7/25/14                                                             $     5,679
   112,907   2.54          BB-/Ba3       CHS/Community Health Systems, Inc., Non-Extended Term Loan,
                                         7/25/14                                                                       110,275
                                                                                                                   -----------
                                                                                                                   $   115,954
                                                                                                                   -----------
                                         Health Care Services - 1.5%
   247,222   7.50          B+/Ba2        Sun HealthCare Group, Inc., Term Loan, 10/18/16                           $   246,759
   250,000   0.00          NR/NR         Virtual Radiologic Corp., Term Loan, 11/3/16                                  249,375
                                                                                                                   -----------
                                                                                                                   $   496,134
                                                                                                                   -----------
                                         Total Health Care Equipment & Services                                    $   612,088
                                                                                                                   -----------
                                         Pharmaceuticals & Biotechnology - 1.0%
                                         Biotechnology - 1.0%
   250,000   0.00          NR/NR         Grifols, Inc., U.S. Tranche B Term Loan, 10/10/16                         $   253,229
    50,730   6.50          NR/Ba3        Warner Chilcott Co., Term B-3 Loan, 2/20/16                                    51,281
                                                                                                                   -----------
                                                                                                                   $   304,510
                                                                                                                   -----------
                                         Total Pharmaceuticals & Biotechnology                                     $   304,510
                                                                                                                   -----------
                                         Software & Services - 0.8%
                                         Internet Software & Services - 0.8%
   249,375   6.75          NR/NR         SAVVIS, Inc., Term Loan, 8/4/16                                           $   253,544
                                                                                                                   -----------
                                         Total Software & Services                                                 $   253,544
                                                                                                                   -----------
                                         Technology Hardware & Equipment - 1.4%
                                         Electronic Components - 1.1%
    81,095   2.51          NR/Ba1        Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan, 10/1/14         $    80,163
   282,211   2.51          NR/Ba1        Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14                 278,965
                                                                                                                   -----------
                                                                                                                   $   359,128
                                                                                                                   -----------
                                         Electronic Equipment & Instruments - 0.3%
    75,642   7.25          BB+/B1        L-1 Identity Solutions Operating Co., Tranche B-2 Term Loan, 8/5/13       $    75,736
                                                                                                                   -----------
                                         Total Technology Hardware & Equipment                                     $   434,864
                                                                                                                   -----------
                                         Semiconductors - 0.6%
                                         Semiconductor Equipment - 0.3%
    76,889   4.51          B-/NR         Freescale Semiconductor, Inc., Extended Maturity Term Loan, 12/1/16       $    74,679
                                                                                                                   -----------
                                         Semiconductors - 0.3%
    99,750   4.75          BB/Ba2        Intersil Corp., Term Loan, 4/27/16                                        $   100,648
                                                                                                                   -----------
                                         Total Semiconductors                                                      $   175,327
                                                                                                                   -----------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



             Floating      S&P/Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                                   Value
                                         Utilities - 0.4%
                                         Electric Utilities - 0.4%
   148,087   3.76          BBB-/Ba1      Texas Competitive Electric Holdings LLC, Initial Tranche B-2 Term Loan,
                                         10/10/14                                                                  $   114,708
                                                                                                                   -----------
                                         Total Utilities                                                           $   114,708
                                                                                                                   -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $4,221,617)                                                         $ 4,261,773
                                                                                                                   -----------
                                         TEMPORARY CASH INVESTMENTS - 0.5%
                                         Securities Lending Collateral - 0.5% (c )
                                         Certificates of Deposit:
     4,339                               Bank of Nova Scotia, 0.37%, 9/29/11                                       $     4,339
     3,037                               BBVA Group NY, 0.61%, 7/26/11                                                   3,037
     3,165                               BNP Paribas Bank NY, 0.1%, 1/3/11                                               3,165
     2,169                               BNP Paribas Bank NY, 0.29%, 2/8/11                                              2,169
     2,169                               BNP Paribas Bank NY, 0.3%, 1/20/11                                              2,169
     4,339                               Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11                           4,339
     4,339                               DnB NOR Bank ASA NY, 0.25%, 3/7/11                                              4,339
     2,169                               National Australia Bank NY, 0.31%, 10/19/11                                     2,169
     4,339                               RaboBank Netherland NV NY, 0.31%, 8/8/11                                        4,339
     4,339                               Royal Bank of Canada NY, 0.44%, 12/2/11                                         4,339
     2,169                               SocGen NY, 0.30%, 2/10/11                                                       2,169
     4,339                               Westpac Banking Corp. NY, 0.44%, 12/6/11                                        4,339
                                                                                                                   -----------
                                                                                                                   $    40,912
                                                                                                                   -----------
                                         Commercial Paper:
     2,603                               American Honda Finance, 0.30%, 5/4/11                                     $     2,603
     1,742                               American Honda Finance, 1.05%, 6/20/11                                          1,742
     1,594                               Australia & New Zealand Banking Group, 0.89%, 8/4/11                            1,594
     4,420                               Caterpillar Financial Services Corp., 1.05%, 6/24/11                            4,420
     4,772                               CBA, 0.32%, 1/3/11                                                              4,772
     1,301                               CHARFD, 0.26%, 2/8/11                                                           1,301
     2,169                               FAIRPP, 0.27%, 2/2/11                                                           2,169
     2,227                               FAIRPP, 0.27%, 3/7/11                                                           2,227
     4,339                               Federal Home Loan Bank, 0.37%, 6/1/11                                           4,339
     2,169                               GE Corp., 0.34%, 1/26/11                                                        2,169
     2,170                               General Electric Capital Corp., 0.38%, 4/28/11                                  2,170
       434                               General Electric Capital Corp., 0.38%, 6/6/11                                     434
     4,336                               OLDLLC, 0.27%, 3/11/11                                                          4,336
     4,337                               SEB, 0.39%, 2/7/11                                                              4,337
     5,206                               SOCNAM, 0.1%, 1/3/11                                                            5,206
     2,169                               SOCNAM, 0.29%, 1/14/11                                                          2,169
     2,602                               STDFIN, 0.6%, 2/8/11                                                            2,602
     4,338                               STRAIT, 0.25%, 2/2/11                                                           4,338
     2,169                               TBLLC, 0.27%, 1/10/11                                                           2,169
     2,169                               TBLLC, 0.27%, 2/2/11                                                            2,169
     4,339                               Toyota Motor Credit Corp., 0.44%, 9/8/11                                        4,339
     1,735                               VARFUN, 0.26%, 2/14/11                                                          1,735
     2,644                               VARFUN, 0.27%, 1/20/11                                                          2,644
     2,603                               Wachovia, 0.40%, 3/22/11                                                        2,603

The accompanying notes are an integral part of these financial statements.    25

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/10                                     (continued)
--------------------------------------------------------------------------------


               Floating      S&P/Moody's
 Principal     Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                           Value
                                           Commercial Paper (continued):
     1,737                                 Wachovia, 0.42%, 10/15/11                         $     1,737
                                                                                             -----------
                                                                                             $    70,324
                                                                                             -----------
                                           Tri-party Repurchase Agreements:
     6,334                                 Deutsche Bank Securities, Inc., 0.22%, 1/3/11     $     6,334
     8,677                                 HSBC Bank USA NA, 0.21%, 1/3/11                         8,677
    12,582                                 RBS Securities, Inc., 0.25%, 1/3/11                    12,582
                                                                                             -----------
                                                                                             $    27,593
                                                                                             -----------
    Shares                                 Money Market Mutual Funds:
     6,941                                 Dreyfus Preferred Money Market Fund               $     6,941
     6,942                                 Fidelity Prime Money Market Fund                        6,942
                                                                                             -----------
                                                                                             $    13,883
                                                                                             -----------
                                           Total Securities Lending Collateral               $   152,712
                                                                                             -----------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $152,712)                                   $   152,712
                                                                                             -----------
                                           TOTAL INVESTMENT IN SECURITIES - 94.2%
                                           (Cost $28,340,054) (a)                            $29,978,042
                                                                                             -----------
                                           OTHER ASSETS AND LIABILITIES - 5.8%               $ 1,831,486
                                                                                             -----------
                                           TOTAL NET ASSETS - 100.0%                         $31,809,528
                                                                                             ===========

*      Non-Income producing security.
NR     Not rated by either S&P or Moody's.
WD     Withdrawn rating.
PIK    Represents a pay in kind security.
(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2010, the value of these securities amounted to $6,253,967 or 19.6% of total net assets.
** Senior Floating Rate Note loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal Income tax purposes of $28,343,445 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost     $2,096,147
       Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value       (461,550)
                                                                                                                  ----------
       Net unrealized gain                                                                                        $1,634,597
                                                                                                                  ==========

(b)    At December 31, 2010, the following securities were out on loan:


        Principal
       Amount ($)   Security                                                Value
           95,000   Korea Gas Corp., 6.0%, 7/15/14 (144A)                $102,846
           45,000   C&S Group Enterprise LLC, 8.375%, 5/1/17 (144A)        42,975
                                                                         --------
               Total                                                     $145,821
                                                                         ========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.
(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(e)    Security is in default and is non-income producing.
(f)    Security is fair valued by management. (See Note 1A)

       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD    Australian Dollar
BRL    Brazilian Real
CAD    Canadian Dollar
EURO   Euro
NOK    Norwegian Krone
SEK    Swedish Krone

26    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 were as follows:


                                        Purchases         Sales
       Long-Term U.S. Government       $ 7,306,226     $ 8,948,968
       Other Long-Term Securities      $21,576,360     $20,137,861

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Portfolio's assets:



                                               Level 1         Level 2         Level 3         Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                   $     --       $   711,375      $     --      $   711,375
Preferred Stocks                               242,623           144,813            --          387,436
Common Stocks                                   87,825            82,758        15,934          186,517
Asset Backed Securities                             --         1,523,336            --        1,523,336
Collateralized Mortgage Obligations                 --         2,953,052            --        2,953,052
Corporate Bonds                                     --        14,552,870            --       14,552,870
U.S. Government Agency Obligations                  --         2,427,345            --        2,427,345
Foreign Government Bonds                            --         2,463,828            --        2,463,828
Municipal Bonds                                     --           357,798            --          357,798
Senior Floating Rate Note Loan Interests            --         4,126,526       135,247        4,261,773
Temporary Cash Investments                          --           138,829            --          138,829
Money Market Mutual Funds                       13,883                --            --           13,883
                                              --------       -----------      --------      -----------
Total                                         $344,331       $29,482,530      $151,181      $29,978,042
                                              ========       ===========      ========      ===========
Other Financial Instruments*                  $ 92,953       $   (17,434)     $     --      $    75,519
                                              ========       ===========      ========      ===========

* Other financial instruments include futures contracts and foreign exchange contracts

Following is a reconciliation of assets using significant unobservable inputs (Level 3):


                                                                               Senior
                                                                            Floating Rate
                                                              Common            Loan
                                                              Stocks          Interests
       Balance as of 12/31/09                                 $     --        $      --
       Realized gain (loss)(1)                                      --               --
       Change in unrealized appreciation (depreciation)(2)          --              222
       Net purchases (sales)                                        --               --
       Transfers in and out of Level 3                          15,934          135,025
                                                              --------        ---------
       Balance as of 12/31/10                                 $ 15,934        $ 135,247
                                                              ========        =========

1 Realized gain (loss) on these securities is Included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.

       Net change in unrealized depreciation of investments still held as of 12/31/10      $222
                                                                                           ====

The accompanying notes are an integral part of these financial statements.    27

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                    Year Ended     Year Ended      Year Ended     Year Ended     Year Ended
Class I                                              12/31/10       12/31/09        12/31/08       12/31/07       12/31/06
Net asset value, beginning of period                 $ 10.07        $  8.91          $ 10.83       $ 10.80        $ 10.76
                                                     -------        -------          -------       -------        -------
Increase (decrease) from investment operations:
 Net investment income                               $  0.55        $  0.61(a)       $  0.68       $  0.58        $  0.55
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                0.59            1.85            (1.86)        0.09           0.12
                                                     -------        -------          -------       -------        -------
  Net increase (decrease) from investment
    operations                                       $  1.14        $  2.46          $ (1.18)      $  0.67        $  0.67
Distributions to shareowners:
 Net investment income                                 (0.58)         (0.78)           (0.72)        (0.58)         (0.58)
 Net realized gain                                        --          (0.52)           (0.02)        (0.06)         (0.05)
                                                     -------        -------          -------       -------        -------
  Net increase (decrease) in net asset value         $  0.56        $  1.16          $ (1.92)      $  0.03        $  0.04
                                                     -------        -------          -------       -------        -------
Net asset value, end of period                       $ 10.63        $ 10.07          $  8.91       $ 10.83        $ 10.80
                                                     =======        =======          =======       =======        =======
Total return*                                          11.61%         29.73%          (11.57)%        6.43%          6.48%
Ratio of net expenses to average net assets+            1.23%          1.28%            0.89%         0.84%          0.83%
Ratio of net investment income to average net
 assets+                                                5.25%          6.43%            6.49%         5.26%          5.13%
Portfolio turnover rate                                   92%            71%              66%           64%            44%
Net assets, end of period (in thousands)             $15,494        $15,096          $12,822       $17,665        $18,989
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           1.23%          1.28%            0.89%         0.84%          0.83%
 Net investment income                                  5.25%          6.43%            6.49%         5.26%          5.13%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
Class II                                            12/31/10      12/31/09      12/31/08      12/31/07      12/31/06
Net asset value, beginning of period               $ 10.06       $   8.92      $ 10.83       $ 10.80       $ 10.76
                                                   -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.48       $  0.62(a)    $  0.64       $  0.53       $  0.51
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                              0.64           1.82         (1.84)         0.12          0.14
                                                   -------       -------       -------       -------       -------
  Net increase (decrease) from investment
    operations                                     $  1.12       $  2.44       $ (1.20)      $  0.65       $  0.65
Distributions to shareowners:
 Net investment income                               (0.56)        (0.77)        (0.69)        (0.56)        (0.56)
 Net realized gain                                      --         (0.52)        (0.02)        (0.06)        (0.05)
                                                   -------       -------       --------      -------       -------
  Net increase (decrease) in net asset value       $  0.56       $  1.14       $ (1.91)      $  0.03       $  0.04
                                                   -------       -------       -------       -------       -------
Net asset value, end of period                     $ 10.62       $ 10.06       $  8.92       $ 10.83       $ 10.80
                                                   =======       =======       =======       =======       =======
Total return*                                        11.37%        29.35%       (11.69)%        6.17%         6.24%
Ratio of net expenses to average net assets+          1.47%         1.32%         1.14%         1.08%         1.07%
Ratio of net investment income to average net
 assets+                                              4.96%         6.65%         6.27%         5.03%         4.88%
Portfolio turnover rate                                 92%           71%           66%           64%           44%
Net assets, end of period (in thousands)           $16,315       $13,438       $48,988       $59,543       $48,052
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                         1.47%         1.32%         1.14%         1.08%         1.07%
 Net investment income                                4.96%         6.65%         6.27%         5.03%         4.88%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/10
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $145,821) (cost $28,340,054)        $ 29,978,042
 Cash                                                                                              857,724
 Futures Collateral                                                                                 25,125
 Foreign currencies, at value (cost $358,723)                                                      378,074
 Receivables --
  Investment securities sold                                                                            63
  Portfolio shares sold                                                                            904,563
  Dividends and interest                                                                           388,076
 Other                                                                                                 338
                                                                                              ------------
   Total assets                                                                               $ 32,532,005
                                                                                              ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $    493,750
  Portfolio shares repurchased                                                                       1,228
  Dividends                                                                                            119
  Forward foreign currency portfolio hedge contracts, open-net                                      17,434
  Upon return of securities loaned                                                                 152,712
  Variation margin                                                                                      47
 Due to affiliates                                                                                   1,042
 Accrued expenses                                                                                   56,145
                                                                                              ------------
   Total liabilities                                                                          $    722,477
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 29,365,414
 Undistributed net investment income                                                               649,995
 Accumulated net realized gain on investments, foreign currency transactions and futures
  contracts                                                                                         59,202
 Net unrealized gain on investments                                                              1,637,988
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                      3,976
 Net unrealized gain on futures contracts                                                           92,953
                                                                                              ------------
   Total net assets                                                                           $ 31,809,528
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $15,494,466/1,457,445 shares)                                              $      10.63
                                                                                              ============
 Class 2 (based on $16,315,062/1,536,491 shares)                                              $      10.62
                                                                                              ============

30    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/10

INVESTMENT INCOME:
 Dividends                                                                               $   25,656
 Interest and other (net of foreign taxes withheld of $1,296)                             2,094,536
 Income from securities loaned, net                                                           1,263
                                                                                         ----------
   Total investment income                                                                               $2,121,455
                                                                                                         ----------
EXPENSES:
 Management fees                                                                         $  213,772
 Transfer agent fees
  Class I                                                                                     1,501
  Class II                                                                                    1,500
 Distribution fees (Class II)                                                                44,270
 Administrative reimbursements                                                               10,297
 Custodian fees                                                                              22,717
 Professional fees                                                                           52,375
 Printing expense                                                                            32,729
 Fees and expenses of nonaffiliated trustees                                                  6,581
 Miscellaneous                                                                               60,517
                                                                                         ----------
  Total expenses                                                                                         $  446,259
                                                                                                         ----------
   Net investment income                                                                                 $1,675,196
                                                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                            $1,206,009
  Futures contracts                                                                        (104,107)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                       106,335      $1,208,237
                                                                                         ----------      ----------
 Change in net unrealized gain (loss) on:
  Investments                                                                            $  784,469
  Futures contracts                                                                          92,953
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                       (35,954)     $  841,468
                                                                                         ----------      ----------
 Net gain on investments and futures contracts/foreign currency transactions                             $2,049,705
                                                                                                         ----------
 Net increase in net assets resulting from operations                                                    $3,724,901
                                                                                                         ==========

The accompanying notes are an integral part of these financial statements.    31

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                                         Year Ended         Year Ended
                                                                                          12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                                                  $   1,675,196       $   2,533,727
Net realized gain (loss) on investments, futures contracts and foreign currency            1,208,237          (9,154,345)
  transactions
Change in net unrealized gain (loss) on investments, futures contracts and foreign currency
 transactions                                                                                841,468          15,555,305
                                                                                       -------------       -------------
  Net increase in net assets resulting from operations                                 $   3,724,901       $   8,934,687
                                                                                       -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.58 and $0.78 per share, respectively)                                    $    (850,360)      $  (1,141,559)
  Class II ($0.56 and $0.77 per share, respectively)                                        (947,895)         (1,880,322)
Net realized gain:
  Class I ($0.00 and $0.52 per share, respectively)                                               --            (752,816)
  Class II ($0.00 and $0.52 per share, respectively)                                              --            (552,111)
                                                                                       -------------       -------------
    Total distributions to shareowners                                                 $  (1,798,255)      $  (4,326,808)
                                                                                       -------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       $  32,746,091       $  26,385,130
Reinvestment of distributions                                                              1,798,255           4,317,508
Cost of shares repurchased                                                               (33,195,778)        (25,824,294)
Redemptions in kind                                                                               --         (42,762,075)
                                                                                       -------------       -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                       $   1,348,568       $ (37,883,731)
                                                                                       -------------       -------------
  Net increase (decrease) in net assets                                                $   3,275,214       $ (33,275,852)
NET ASSETS:
Beginning of year                                                                         28,534,314          61,810,166
                                                                                       -------------       -------------
End of year                                                                            $  31,809,528       $  28,534,314
                                                                                       =============       =============
Undistributed net investment income                                                    $     649,995       $     685,830
                                                                                       =============       =============

                                     '10 Shares     '10 Amount     '09 Shares     '09 Amount
CLASS I
Shares sold                             198,500    $  2,058,379       275,767    $  2,573,123
Reinvestment of distributions            81,661         850,360       203,418       1,894,375
Less shares repurchased                (322,392)     (3,342,483)     (418,028)     (3,926,159)
                                     ----------    ------------    ----------    ------------
  Net increase (decrease)               (42,231)   $   (433,744)       61,157    $    541,339
                                     ==========    ============    ==========    ============
CLASS II
Shares sold                           2,973,938    $ 30,687,712     2,501,905    $ 23,812,007
Reinvestment of distributions            90,850         947,895       263,313       2,423,133
Less shares repurchased              (2,864,049)    (29,853,295)   (2,299,467)    (21,898,135)
Less redemptions in kind                     --              --    (4,622,927)    (42,762,075)
                                     ----------    ------------    ----------    ------------
  Net increase (decrease)               200,739    $  1,782,312    (4,157,176)   $(38,425,070)
                                     ==========    ============    ==========    ============

32    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if falling interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At December 31, 2010, two securities were valued using fair value methods, which represents 0.48% of net assets (in addition to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts
      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2010, the Portfolio paid no such taxes.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2010, the Portfolio has reclassified $87,224 to increase undistributed net investment income and $87,224 to decrease accumulated net realized gain on investments and foreign currency

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

      The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                           2010          2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                         $1,798,255    $3,846,749
Long-term capital gain                                          --       480,059
                                                        ----------    ----------
     Total distributions                                $1,798,255    $4,326,808
                                                        ==========    ==========
Distributable Earnings:
Undistributed ordinary income                           $  635,952
Undistributed long-term gain                               152,155
Unrealized appreciation                                  1,674,599
                                                        ----------
     Total                                              $2,462,706
                                                        ==========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the mark to market of forward currency and future contracts, the interest on defaulted bonds and interest accruals on preferred stock.

E.    Portfolio Shares and Class Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $300,289 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (See Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Securities Lending
      The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

      determining that the value of the collateral remains at least equal to the repurchase price.

H.    Futures Contracts
      The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2010 was $25,125. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended December 31, 2010 was 24.

      At December 31, 2010, open futures contracts were as follows:

--------------------------------------------------------------------------------
                            Number of
                            Contracts     Settlement                  Unrealized
Type                      Long/(Short)       Month        Value          Gain
--------------------------------------------------------------------------------
US 10 Yr Note                 (26)           3/11       $3,131,375     $105,016
US 2 Yr Note (CBT)             (9)           3/11       $1,970,156     $  4,109
US 5 Yr Note (CBT)              6            3/11       $  706,313     $    234
US Ultra Bond (CBT)             7            3/11       $  889,656     $(16,406)
--------------------------------------------------------------------------------
Total                         (22)                      $6,697,500     $ 92,953
--------------------------------------------------------------------------------

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $685 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $251 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.

4.    Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $106 in distribution fees payable to PFD at December 31, 2010.

5.    Forward Foreign Currency Contracts
During the year ended December 31, 2010, the Portfolio entered into various forward foreign currency contracts, either settlement or portfolio, that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At December 31, 2010, the Portfolio had no

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

outstanding forward currency settlement contracts. The average value of contracts open during the year ended December 31, 2010 was $1,013,674.

As of December 31, 2010, outstanding forward portfolio hedge contracts were as follows:

---------------------------------------------------------------------------------
                                                                        Net
                                                                     Unrealized
                         Contracts to   In Exchange   Settlement   Appreciation/
Currency                    Deliver         For          Date      (Depreciation)
---------------------------------------------------------------------------------
AUD (Australian Dollar)    (140,000)    $ (140,165)     3/31/11       $  (1,616)
EURO (European Dollar)      (42,800)    $  (55,772)     1/31/11       $  (1,480)
EURO (European Dollar)     (677,000)    $ (891,068)     3/28/11       $ (14,338)
---------------------------------------------------------------------------------
Total                                                                 $ (17,434)
---------------------------------------------------------------------------------

6.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:
Values of derivative instruments as of December 31, 2010 were as follows:

---------------------------------------------------------------------------------------------
                                       Asset Derivatives 2010    Liabilities Derivatives 2010
                                      -----------------------    ----------------------------
                                          Balance                    Balance
           Derivatives                Sheet Location    Value    Sheet Location        Value
---------------------------------------------------------------------------------------------
Forward foreign currency contracts    Receivables*       $-          Payables         $17,434
---------------------------------------------------------------------------------------------
Total                                                    $-                           $17,434
---------------------------------------------------------------------------------------------

* Forward foreign currency contracts are shown as a net payable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

------------------------------------------------------------------------------------------------------------
                                                                                            Change in
                                                                                       Unrealized Gain or
                          Location of Gain or (Loss)          Realized Gain or              (Loss) on
                                 On Derivatives             (Loss) on Derivatives    Derivatives Recognized
   Derivatives               Recognized in Income           Recognized in Income            in Income
------------------------------------------------------------------------------------------------------------
Forward foreign       Net realized gain on forward                $105,443
currency contracts    foreign currency contracts and
                      other assets and liabilities
                      denominated in foreign currencies

Forward foreign       Change in unrealized gain (loss)                                       $ (35,954)
currency contracts    on forward foreign currency
                      contracts and other assets and
                      liabilities denominated in foreign
                      currencies
------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/10                             (continued)
--------------------------------------------------------------------------------

7.    Unfunded Loan Commitments
As of December 31, 2010, the Portfolio had no outstanding unfunded loan commitments. The Portfolio had the following bridge loan commitments outstanding as of December 31, 2010:

--------------------------------------------------------------------------------
                                                                         Net
                                                                      Unrealized
Loan                                  Shares     Cost       Value        Gain
--------------------------------------------------------------------------------
Del Monte Foods Co., Bridge Loan      65,000    $65,000    $65,000        $--
--------------------------------------------------------------------------------
Total                                                                     $--
--------------------------------------------------------------------------------

8.    Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 68.79% and 0.0%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio, of the Pioneer Variable Contracts Trust, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/Ernst + Young LLP

Boston, Massachusetts
February 11, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2010 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Portfolio were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010, in the first quintile of its Morningstar category for the three year period ended June 30, 2010, and in the second quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2010 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's management fee was three basis points higher than the median management fee of the Portfolio's peer group and one basis point higher than the last fund in the third quintile of the Portfolio's peer group. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2010 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Portfolio's management fee and non-management fee expenses on the Portfolio's expense ratio. The Trustees noted the small size of the Portfolio compared to the median asset size of the Portfolio's peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer Funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Portfolio's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations. Trustees who are interested persons of the
Independent Registered Public Accounting Firm               Trust within the meaning of the 1940 Act are referred to as
Ernst & Young LLP                                           Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each
Principal Underwriter                                       of the Trustees, except Mr. West, serves as a trustee of
Pioneer Funds Distributor, Inc.                             each of the 56 U.S. registered investment portfolios for
                                                            which Pioneer serves as investment adviser (the "Pioneer
Legal Counsel                                               Funds"). Mr. West serves as a trustee of 44 U.S. registered
Bingham McCutchen LLP                                       investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of
Shareowner Services and Transfer Agent                      the Trust is 60 State Street, Boston, Massachusetts 02109.
Pioneer Investment Management Shareholder Services, Inc.
                                                            The Statement of Additional Information of the Trust
                                                            includes additional information about the Trustees and is
                                                            available, without charge, upon request, by calling
                                                            1-800-688-9915.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Chairman of the     Trustee since 1994. Serves
                              Board, Trustee      until a successor trustee is
                              and President       elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury           Trustee and         Trustee since 2007. Serves
(52)*                         Executive Vice      until a successor trustee is
                              President           elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*      Non-Executive Chairman and a director of Pioneer Investment      None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a director of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury           Director, CEO and President of PIM-USA (since February           None
(52)*                         2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice President of all of the Pioneer Funds (since
                              March 2007); Director of PGAM (2007 - 2010); Head of New
                              Europe Division, PGAM (2000 - 2005); and Head of New Markets
                              Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee             Trustee since 2005. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)             Trustee             Trustee since 2000. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman          Trustee             Trustee since 2008. Serves
(66)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham          Trustee             Trustee since 2000. Serves
(63)                                              until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Interim Chief Executive Officer, Oxford Analytica, Inc.          Director of Enterprise
                              (privately held research and consulting company) (2010 -         Community Investment, Inc.
                              present); Managing Partner, Federal City Capital Advisors        (privately held affordable
                              (corporate advisory services company) (1997 - 2004 and 2008      housing finance company) (1985
                              - present); Executive Vice President and Chief Financial         - present); Director of Oxford
                              Officer, I-trax, Inc. (publicly traded health care services      Analytica, Inc. (2008 -
                              company) (2004 - 2007); and Executive Vice President and         present); Director of The
                              Chief Financial Officer, Pedestal Inc. (internet-based           Swiss Helvetia Fund, Inc.
                              mortgage trading company) (2000 - 2002)                          (closed-end fund) (2010 -
                                                                                               present); and Director of New
                                                                                               York Mortgage Trust (publicly
                                                                                               traded mortgage REIT) (2004 -
                                                                                               2009)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)             President, Bush International, LLC (international financial      Director of Marriott
                              advisory firm) (1991 - present); Managing Director, Federal      International, Inc. (2008 -
                              Housing Finance Board (oversight of Federal Home Loan Bank       present); Director of Discover
                              system) (1989 - 1991); Vice President and Head of                Financial Services (credit
                              International Finance, Federal National Mortgage Association     card issuer and electronic
                              (1988 - 1989); U.S. Alternate Executive Director,                payment services) (2007 -
                              International Monetary Fund (1984 - 1988); Executive             present); Former Director of
                              Assistant to Deputy Secretary of the U.S. Treasury, U.S.         Briggs & Stratton Co. (engine
                              Treasury Department (1982 - 1984); and Vice President and        manufacturer) (2004 - 2009);
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -      Director of UAL Corporation
                              1982)                                                            (airline holding company)
                                                                                               (2006 - present); Director of
                                                                                               ManTech International
                                                                                               Corporation (national
                                                                                               security, defense, and
                                                                                               intelligence technology firm)
                                                                                               (2006 - present); Member,
                                                                                               Board of Governors, Investment
                                                                                               Company Institute (2007 -
                                                                                               present); Former Director of
                                                                                               Brady Corporation (2000 -
                                                                                               2007); Former Director of
                                                                                               Mortgage Guaranty Insurance
                                                                                               Corporation (1991 - 2006);
                                                                                               Former Director of Millennium
                                                                                               Chemicals, Inc. (commodity
                                                                                               chemicals) (2002 - 2005);
                                                                                               Former Director, R.J. Reynolds
                                                                                               Tobacco Holdings, Inc.
                                                                                               (tobacco) (1999 - 2005); and
                                                                                               Former Director of Texaco,
                                                                                               Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman          William Joseph Maier Professor of Political Economy, Harvard     Trustee, Mellon Institutional
(66)                          University (1972 - present)                                      Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw 17
                                                                                               portfolios in fund complex)
                                                                                               (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham          Founding Director, Vice President and Corporate Secretary,       None
(63)                          The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and
                              Organizational Learning, Xerox PARC, Xerox's Advance
                              Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee             Trustee since 2006. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)      Trustee             Trustee since 1995. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee             Trustee since 2008. Serves
                                                  until a successor trustee is
                                                  elected or earlier
                                                  retirement or removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc.           Director, Broadridge Financial
                              (technology products for securities lending industry) (2008      Solutions, Inc. (investor
                              - present); private investor (2004 - 2008); and Senior           communications and securities
                              Executive Vice President, The Bank of New York (financial        processing provider for
                              and securities services) (1986 - 2004)                           financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)      President and Chief Executive Officer, Newbury, Piret &          Director of New America High
                              Company, Inc. (investment banking firm) (1981 - present)         Income Fund, Inc. (closed-end
                                                                                               investment company) (2004 -
                                                                                               present); and member, Board of
                                                                                               Governors, Investment Company
                                                                                               Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -       Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to         Fund, Inc. (closed-end
                              1998)                                                            investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager) (1997 -
                                                                                               2005)
-----------------------------------------------------------------------------------------------------------------------------


Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POSITION HELD       LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST      AND TERM OF OFFICE
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary           Since 2010. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)        Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant           Since 2010. Serves at the
                              Secretary           discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer           Since 2008. Serves at the
                                                  discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant           Since 2000. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)            Assistant           Since 2002. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant           Since 2009. Serves at the
                              Treasurer           discretion of the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief               Since 2010. Serves at the
                              Compliance          discretion of the Board.
                              Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                               OTHER DIRECTORSHIPS
NAME AND AGE                  PRINCIPAL OCCUPATION                                             HELD BY THIS OFFICER
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer          None
                              since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                              Funds from September 2003 to May 2010; and Vice President
                              and Senior Counsel of Pioneer from July 2002 to December
                              2007
--------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)        Fund Governance Director of Pioneer since December 2006 and      None
                              Assistant Secretary of all the Pioneer Funds since June
                              2010; Manager - Fund Governance of Pioneer from December
                              2003 to November 2006; and Senior Paralegal of Pioneer from
                              January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary       None
                              of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                              2007
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and             None
                              Controllership Services of Pioneer; Treasurer of all of the
                              Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and
                              Treasurer and Senior Vice President, CDC IXIS Asset
                              Management Services, from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)         Assistant Vice President - Fund Accounting, Administration       None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)            Fund Accounting Manager - Fund Accounting, Administration        None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting,                   None
                              Administration and Controllership Services since November
                              2008; Assistant Treasurer of all of the Pioneer Funds since
                              January 2009; and Client Service Manager - Institutional
                              Investor Services at State Street Bank from March 2003 to
                              March 2007
--------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer       None
                              Funds since March 2010; Director of Adviser and Portfolio
                              Compliance at Pioneer since October 2005; and Senior
                              Compliance Officer for Columbia Management Advisers, Inc.
                              from October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------


46
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[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31, 2010 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   20364-04-0211


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's 19 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $432,018 in 2010 and $618,400 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return totaled $107,770 in 2010 and $157,510 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2010 and 2009, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $107,770 in 2010 and $157,510 in 2009.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 28, 2011

* Print the name and title of each signing officer under his or her signature.